AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2005.

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

TRAVELERS SERIES FUND INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

SMITH BARNEY FUND MANAGEMENT LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

BURTON M. LEIBERT, ESQ. DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL SMITH BARNEY FUND MANAGEMENT LLC
WILLKIE FARR & GALLAGHER LLP	300 FIRST STAMFORD PLACE
787 SEVENTH AVENUE	STAMFORD, CT 06902
NEW YORK, NY 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    Approximate date of public offering: Registrant proposes that the Registration Statement become effective on June 1, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Shares of common stock ($.00001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

GREENWICH STREET SERIES FUND

Salomon Brothers Variable Money Market Fund

Salomon Brothers Variable International Equity Fund

125 Broad Street

New York, New York 10004

            , 2005

Dear Variable Annuity Contract Owner:

Shares of the Salomon Brothers Variable Money Market Fund (“Money Fund”) and/or Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”) of Greenwich Street Series Fund (“Greenwich Fund”) have been purchased at your direction by IDS Life Insurance Company or IDS Life Insurance Company of New York (together, “IDS”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract (a “variable contract”). IDS, as the shareholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Money Fund and International Fund will be merged with and into the Smith Barney Money Market Portfolio and Smith Barney International All Cap Growth Portfolio (each an “Acquiring Fund”), respectively, each of which is a series of Travelers Series Fund Inc., in a tax-free reorganization (the “Reorganization”). As an owner of a variable contract with an interest in one or more of those separate accounts, IDS is asking you for instructions as to how to vote the shares of the Acquired Fund that are attributable to your variable contract.

If the Plan is approved and consummated for the Acquired Fund, the separate account(s) in which you have an interest will own shares of the Acquiring Fund instead of shares of the Acquired Fund. Each separate account will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund owned by the separate account before the reorganization.

Your Vote is Important!

You may transfer all or a part of your interest in the Acquired Fund as provided in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Greenwich Fund’s Board of Trustees (the “Board”) has determined that each Reorganization is in the best interests of each Acquired Fund’s shareholders, and indirectly the underlying contract owners of the Acquired Fund, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Board recommends that you read the enclosed materials carefully and then instruct IDS to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call [            ] at [            ].

Respectfully,

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GREENWICH STREET SERIES FUND

Salomon Brothers Variable Money Market Fund

Salomon Brothers Variable International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of each of Salomon Brothers Variable Money Market Fund (“Money Fund”) and Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”), each a series of Greenwich Street Series Fund (the “Greenwich Fund”), will be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022, on June 24, 2005, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1	(Money Fund Shareholders Only):

To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Money Fund in exchange for shares of the Smith Barney Money Market Portfolio, a series of Travelers Series Fund Inc. (the “SB Money Portfolio”), and the assumption by the SB Money Portfolio of all of the liabilities of the Money Fund, (ii) distribution to shareholders of the Money Fund of such shares of the SB Money Portfolio in liquidation of the Money Fund and cancellation of the Money Fund’s outstanding shares and (iii) the subsequent termination of the Money Fund as a series of Greenwich Fund.

PROPOSAL 2	(International Fund Shareholders Only):

To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the International Fund in exchange for shares of the Smith Barney International All Cap Growth Portfolio, a series of Travelers Series Fund Inc. (the “SB International Portfolio”), and the assumption by the SB International Portfolio of all of the liabilities of the International Fund, (ii) distribution to shareholders of the International Fund of such shares of the SB International Portfolio in liquidation of the International Fund and cancellation of the International Fund’s outstanding shares and (iii) the subsequent termination of the International Fund as a series of Greenwich Fund.

PROPOSAL 3	To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

Shares of an Acquired Fund may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts (“variable contracts”). Each insurance company that through its separate accounts owns shares of an Acquired Fund, hereby solicits the owners of the variable contracts with interests in those separate accounts for instructions as to how to vote at the Special Meeting of Shareholders and agrees to vote at the Special Meeting of Shareholders and at any adjournment thereof the shares of an Acquired Fund held by those separate accounts in accordance with those instructions. The Board of Trustees of Greenwich Fund recommends that you vote in favor of the Proposal applicable to your fund.

The attached Prospectus/Proxy Statement describes the proposal. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Greenwich Fund. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed voting instructions or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees

/s/    ROBERT I. FRENKEL

Robert I. Frenkel

Secretary

May     , 2005

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated May     , 2005 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

1.	The Statement of Additional Information for Salomon Brothers Variable Money Market Fund and Salomon Brothers Variable International Equity Fund, dated April 30, 2005, as supplemented to the date hereof.

2.	The Statement of Additional Information for Smith Barney Money Market Portfolio and Smith Barney International All Cap Growth Portfolio, dated February 28, 2005, as supplemented to the date hereof.

3.	Annual Report of Salomon Brothers Variable Money Market Fund for the year ended December 31, 2004.

4.	Annual Report of Salomon Brothers Variable International Equity Fund for the year ended December 31, 2004.

5.	Annual Report of Smith Barney Money Market Portfolio for the year ended October 31, 2004.

6.	Annual Report of Smith Barney International All Cap Growth Portfolio for the year ended October 31, 2004.

Questions and Answers Concerning the Combination of the

Salomon Brothers Variable Money Market Fund with and into

Smith Barney Money Market Portfolio

AND

Salomon Brothers Variable International Equity Fund with and into

Smith Barney International All Cap Growth Portfolio

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about each proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of Smith Barney Money Market Portfolio (“SB Money Portfolio”) and/or Smith Barney International All Cap Growth Portfolio (“SB International Portfolio” and each an “Acquiring Fund”), as applicable, on or about June 29, 2005 (the “Closing Date”), and will no longer be a shareholder of Salomon Brothers Variable Money Market Fund (“Money Fund”) and/or Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”), respectively, each of which will be terminated pursuant to the proposed reorganizations. You will receive shares of the relevant Acquiring Fund with a total net asset value equal to the total net asset value of your investment in the relevant Acquired Fund at the time of the closing of the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of the relevant Acquiring Fund, you may transfer all or a part of your interest in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for each reorganization?

The reorganization will allow Money Fund shareholders to remain invested in a fund with a substantially identical investment objective which focuses on short-term money market instruments, but has lower expenses and better historical performance.

The reorganization will allow International Fund shareholders to remain invested in a fund with an identical investment objective which focuses on equity securities of foreign companies and has lower expenses and similar historical performance.

Do the Funds have similar investment objectives?

Yes. SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital, while Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Both Funds invest primarily in short-term money market securities.

The investment objectives of SB International Portfolio and International Fund are identical and the investment policies are substantially identical. The Funds both invest primarily in equity securities of foreign companies and have substantially similar investment strategies.

However, the investment strategies and limitations of each Fund (and their related risk characteristics) are NOT identical. For more information regarding the similarities and differences between the Funds, please refer to the attached Prospectus/Proxy Statement.

Will my expenses change as a result of the reorganization?

The effective expenses of an investment in each Acquiring Fund are lower than the expenses of an investment in the Acquired Funds. Accordingly, as a result of the reorganization, shareholder expenses are expected to decrease by 497 basis points for Money Fund shareholders and 168 basis points for International Fund shareholders, respectively.

What are the tax consequences of the proposed reorganization?

The proposed reorganization will generally not be a taxable event.    Shareholders will not recognize gain or loss as a direct result of the proposed reorganization.

How does the Board of Trustees recommend I vote?

The Board recommends that you vote FOR the relevant reorganization. The Board believes the reorganization is in the best interest of the relevant Acquired Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote—and its timeliness—are also important. Please complete, sign and return the enclosed voting instruction form today! Or, you may vote by telephone, by fax or through the Internet.

Please note if you sign and date your voting instruction form, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

How can I vote my shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed voting instruction form(s);

•	By telephone, with a toll-free call to the telephone number that appears on your voting instruction form(s) or, if no toll-free telephone number appears on your voting instruction form(s), to [ ];

•	By faxing the enclosed voting instruction form(s) to [ ];

•	Through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or

•	In person at the Special Meeting.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED May 2, 2005

PROSPECTUS/PROXY STATEMENT

125 Broad Street

New York, New York 10004

1-800-451-2010

May    , 2005

RELATING TO THE ACQUISITION BY

SMITH BARNEY MONEY MARKET PORTFOLIO (“SB MONEY PORTFOLIO”)

AND SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

(“SB INTERNATIONAL PORTFOLIO” AND EACH AN “ACQUIRING FUND”),

EACH A SERIES OF TRAVELERS SERIES FUND INC. (“TSF”)

OF THE ASSETS OF SALOMON BROTHERS VARIABLE

MONEY MARKET FUND (“MONEY FUND”) AND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

(“INTERNATIONAL FUND” AND EACH AN “ACQUIRED FUND”), RESPECTIVELY,

EACH A SERIES OF GREENWICH STREET SERIES FUND (GREENWICH FUND).

General.    This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”). Shares of common stock of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of each Acquired Fund, and each Acquired Fund would be terminated as a series of Greenwich Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of beneficial interest of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

Shareholders should note that the closing of each Reorganization is not conditioned on the closing of the other Reorganization proposed in the Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund’s Reorganization, it is expected that the approved Reorganization will, subject to the terms of the applicable Plan, take place as described in the Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their Fund’s Reorganization. In the event your Plan is not approved, you will continue to be a shareholder of your Fund and the Board of your Fund will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The investment objectives and policies of the Acquired Fund are compared to those of the Acquiring Fund in this Prospectus/Proxy Statement.

Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts (the “variable contracts”). As of the record date for the Meeting, IDS Life Insurance Company and IDS Life Insurance Company of New York (together, “IDS”), on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), unregistered separate accounts, and related subaccounts (collectively, the “separate accounts”), are the legal owners of 100% of the shares of the Funds.

IDS shall vote all shares of beneficial interest of the Acquired Fund with respect to the Agreement and Plan of Reorganization in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Acquired Fund (collectively, the “Contract Owners”). Accordingly, IDS is furnishing this Prospectus/Proxy Statement to Contract Owners in connection with the solicitation of voting instructions from the Contract Owners regarding the proposal to approve the Agreement and Plan of Reorganization.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a Contract Owner should know in considering the Reorganization. For a more detailed discussion of the investment objective, policies, restrictions and risks of each Acquiring Fund, see the prospectuses for the Acquiring Funds, each dated February 28, 2005, as supplemented from time to time, which are included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by each Acquiring Fund’s annual report to shareholders for the year ended October 31, 2004, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of each Acquired Fund, see the prospectus for the Acquired Funds, dated [April 29, 2005], and the annual report to shareholders for the year ended December 31, 2004, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to 125 Broad Street, New York, New York 10004, or by calling toll-free 1-800-451-2010.

A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated May     , 2005 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Greenwich Fund at the address or phone number listed above. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund and Acquiring Fund has been provided by, and is included herein in reliance upon, Greenwich Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investments in the Acquiring Fund, as with any mutual funds, are subject to risk—including the possible loss of principal. Shares in the Acquiring Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of the Greenwich Fund, on behalf of each Acquired Fund, including all of the Trustees who are not “interested persons” of such Funds (as defined in the 1940 Act (the “Non-Interested Trustees”), approved on April 15, 2005, an Agreement and Plan of Reorganization (the “Plan”). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund and assumption by the Acquiring Fund all of the Acquired Fund’s liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund’s outstanding shares of beneficial interest; and (c) the termination of the Acquired Fund as a series of Greenwich Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the “Closing”), that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on June 29, 2005 or on such later date as the parties may agree in writing (the “Closing Date”).

SYNOPSIS

The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan (the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2). Shareholders of an Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

Introduction.    The Acquired Funds and Acquiring Funds, are managed by Salomon Brothers Asset Management Inc (“SaBAM”) and Smith Barney Fund Management LLC (“SBFM”), respectively, both affiliates of Citigroup Global Markets Inc. (“CGM”). Both Funds have the same custodian, transfer agent and independent registered public accounting firm. Both Funds have a distribution agreement with CGM and a sub-transfer agency agreement with PFPC Inc. Money Fund and SB Money Market Portfolio are each managed by Martin Hanley, and International Fund and SB International Portfolio are each managed by Jeffrey Russell.

If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Reorganizations have been proposed because they will allow shareholders of Money Fund to remain invested in a fund with a substantially identical investment objective which focuses on short-term money market instruments, but has lower expenses and better historical performance, and shareholders of International Fund to remain invested in a fund with an identical investment objective which focuses on equity securities of foreign companies and has lower expenses and similar historical performance.

It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Reorganization.    The aggregate net asset value of each class of voting shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) issued in exchange for the assets and liabilities of the

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Acquired Fund will be equal to the aggregate net asset value of that class of the Acquired Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of the Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

For the reasons described below under “The Proposed Reorganization-Reasons for the Proposed Reorganization,” the Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, including the Non-Interested Trustees, has concluded the following:

—	the Reorganization is in the best interests of the Acquired Fund; and

—	the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Accordingly, the Board of Trustees of Greenwich Fund recommends approval of the Plan. If a Plan is not approved, the relevant Acquired Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmitting that Plan for shareholder approval or seeking shareholder approval of the termination and liquidation of that Acquired Fund.

INVESTMENT OBJECTIVE AND POLICIES

OF THE ACQUIRING FUND AND THE ACQUIRED FUND

Money Funds

The Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity, while the SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital. Both Funds invest primarily in short-term money market securities. The Money Fund has a fundamental policy to concentrate (invest at least 25% of its assets) in the banking industry, while the SB Money Portfolio does not. The Money Fund may not invest more than 5% of its total assets in securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The SB Money Portfolio does not have these restrictions.

The SB Money Portfolio, as a matter of fundamental policy, may only borrow from banks for temporary purposes and only in an amount up to 10% of the value of its total assets (while pledging its assets in an amount up to 10% of the value of its assets to secure such borrowings). The SB Money Portfolio also has a limit on securities lending of 20% of its total assets. The Money Fund does not have these restrictions.

In selecting investments for the each Fund, the manager looks for: (i) the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality, (ii) issuers offering minimal credit risk and (iii) maturities consistent with the manager’s outlook for interest rates.

International Funds

The investment objectives of the Funds are identical and the investment policies are substantially identical. The Funds both invest primarily in equity securities of foreign companies and have substantially similar

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investment strategies. The Acquired Fund may hold up to 20% of its total assets in cash and invest in short-term instruments, while the Acquiring Fund only anticipates investing in such securities for temporary defensive purposes. The Acquiring Fund may lend securities up to 15% of its total assets and may have more than 15% of its net assets invested in puts, calls, straddles and spreads, while the Acquired Fund has no stated limits.

The manager emphasizes individual security selection while diversifying each Fund’s investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager’s assessment of overseas potential for long-term growth, the Fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, each Fund’s manager looks for: (i) above-average earnings growth, (ii) high relative return on invested capital, (iii) experienced and effective management, (iv) competitive advantages, (v) strong financial condition, (vi) effective research, product development and marketing, and (vii) strong financial condition or stable or improving credit quality.

By spreading each Fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, each Fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include: (i) low or decelerating inflation which creates a favorable environment for securities markets, (ii) stable government with policies that encourage economic growth, equity investment and development of securities markets, (iii) currency stability and (iv) the range of individual investment opportunities.

INVESTMENT MANAGEMENT FEES AND EXPENSES

SaBAM serves as each Acquired Fund’s investment manager, while its affiliate, SBFM, serves as investment manager to each Acquiring Fund. Each investment manager is retained pursuant to a contract, to manage the daily investment and business affairs of the Acquired Fund or the Acquiring Fund, as applicable, subject to the policies established by the Board of Trustees of Greenwich Fund or the Board of Directors of TSF, as applicable. Each Fund pays its own expenses, including the investment management fees. Shareholders pay no direct charges or fees for investment services.

SaBAM’s and SBFM’s address is 399 Park Avenue, New York, New York 10022. SaBAM, SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM and SBFM each select the investments and oversee the operations of the Acquired Fund and Acquiring Fund, respectively.

Under an investment advisory and administrative agreement, SB Money Portfolio and SB International Portfolio each pay SBFM an annual fee of 0.50% and 0.85%, respectively, of the Fund’s average daily net assets. The investment advisory and administration fees paid by SB Money Portfolio and SB International Portfolio for

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the fiscal year ended October 31, 2004 were $2,687,533 and $538,177, respectively. For the fiscal year ended October 31, 2004, SB Money Portfolio and SB International Portfolio paid combined investment advisory and administrative fees at the effective rate of 0.50% and 0.88%, respectively, of its average daily net assets.

Money Fund and International Fund each pay SaBAM an investment advisory fee at the rate of 0.30% and 0.85%, respectively, of the Fund’s average daily net assets. Money Fund pays SBFM an administrative fee at the rate of 0.20% of its average daily net assets. SBFM currently voluntarily waives its entire investment advisory and administrative fees for the Money Fund. Effective August 1, 2004, International Fund ceased paying an administrative fee. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid investment advisory fees of $0 and $28,873, respectively, to SaBAM. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid administrative fees of $[            ] and $[            ], respectively, to SBFM. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid combined investment advisory and administrative fees at the effective rate of 0.00% and 0.92%, respectively, of its average daily net assets.

Martin Hanley of SaBAM and SBFM manages each of the Money Fund and the SB Money Portfolio. Mr. Hanley has been responsible for the day-to-day management of the Money Fund since 2001 and of the SB Money Portfolio since 1994. Jeffrey Russell of SaBAM and SBFM manages each of the International Fund and the SB International Portfolio. Mr. Russell has been responsible for the day-to-day management of the International Fund since 1995 and of the SB International Portfolio since 1994. Each manager’s discussion of fund performance of the relevant Acquiring Fund for the fiscal year ended October 31, 2004 is included in that Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2004, a copy of which accompanies this Prospectus/Proxy Statement.

Each Fund’s total expense ratio (total annual operating expenses as a percentage of average net assets) for its shares as of [December 31, 2004] is set forth below under “Annual Fund Operating Expenses.” SBFM projects that if the proposed Reorganizations were effected during its fiscal year ending December 31, 2005, the total expense ratio for each Acquired Fund would decline for the fiscal year ending December 31, 2005. The actual expense ratio for each Acquiring Fund for the year ending December 31, 2005 may be higher or lower than as set forth below, depending upon an Acquiring Fund’s performance, general stock market conditions, sales and redemptions of an Acquiring Fund’s shares and other factors.

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ANNUAL FUND OPERATING EXPENSES

The actual expenses of the Acquiring Fund and the Acquired Fund as of [December 31, 2004] and pro forma expenses following the proposed Reorganization are set forth below.

	Money Fund	SB Money Portfolio	SB Money Portfolio (Pro Forma Combined)
Shareholder Fees (fees paid directly into your investment)
Maximum sales charge on purchases	N/A	N/A	N/A
Maximum deferred sales charge on redemptions	N/A	N/A	N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	None	N/A	N/A
Other expenses	5.00%	0.03%	0.03%

Total Annual Fund Operating Expenses	5.50%*	0.53%	0.53%

*	Currently, SaBAM and SBFM are waiving the investment advisory and administration fees and reimbursing expenses to limit total annual fund operating expenses. As a result of this voluntary expense limitation, the total annual fund operating expenses will not exceed 1.25%. From time to time, the manager may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold. The manager may change or eliminate the expense limitation at any time.

	International Fund	SB International Portfolio		SB International Portfolio (Pro Forma Combined)
Shareholder Fees (fees paid directly into your investment)
Maximum sales charge on purchases	N/A	N/A		N/A
Maximum deferred sales charge on redemptions	N/A	N/A		N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees	0.85%**	0.85	%***	0.85%
Distribution and service (12b-1) fees	None	N/A		N/A
Other expenses	1.81%	0.13%		0.13%

Total Annual Fund Operating Expenses	2.66%	0.98%		0.98%

**	Effective August 1, 2004, the administrative fee was eliminated.
***	Effective July 1, 2004, the management fee was reduced to 0.85%.

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Examples

The following examples help you compare the costs of investing in each of the Funds and for the Acquiring Funds pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. This example does not reflect fees and expenses incurred at the variable product level; if they were reflected, the figures in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Fund	$549	$1,638	$2,716	$5,364
SB Money Portfolio	$54	$170	$296	$665
SB Money Portfolio (Pro forma combined)	$54	$170	$296	$665

	1 Year	3 Years	5 Years	10 Years
International Fund	$269	$826	$1,410	$2,993
SB International Portfolio	$100	$312	$542	$1,201
SB International Portfolio (Pro forma combined)	$100	$312	$542	$1,201

Examples should not be considered representations of past or future expenses. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each of the Funds.

DISTRIBUTION OF SHARES AND OTHER SERVICES

CGM, a subsidiary of Citigroup, serves as distributor of the Acquiring Funds pursuant to a written agreement (the “Distribution Agreement”).

Each of the Fund’s shares are sold exclusively to separate accounts of insurance companies to fund the variable contracts issued by those companies. A separate account buys or sells shares of a Fund based on (i) a variable contract owner’s instruction to invest or receive back money under the variable contract (such as making a premium payment or surrendering a contract) and (ii) the operation of a variable contract itself (such as the deduction of fees and charges).

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM, SaBAM or an affiliate may make payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the distributor and other affiliates of SBFM or SaBAM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares. Shareholders may contact their financial intermediaries about revenue sharing payments the financial intermediary may receive.

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PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

You may not purchase shares of any Fund directly. You can only invest in a Fund by purchasing a variable annuity contract or variable life insurance policy offered by a participating insurance company and directing the allocation of part or all of your premium payments to a separate account that invests in a Fund as permitted under the prospectus for your variable contract. You should read the prospectus of your variable contract for more information. The terms of your variable contract will not change as a result of the Reorganization.

The Funds do not impose any minimum initial or subsequent investment requirements but your variable contract may.

Insurance company separate accounts may sell Fund shares to generate cash to meet various obligations under variable contracts. You should read your variable contract prospectus for the separate account’s policy on when or whether to buy or redeem Fund shares, to find out how you may withdraw from or cancel your policy, what surrender fees or expenses you may incur and whether you may be taxed on the amount of any withdrawal, including any penalty tax. The terms of your variable contract will not change as a result of the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of any Fund that paid the dividend or distribution, unless the shareholder instructs a Fund to pay all dividends and distributions in cash. Net investment income, if any, including dividends on stocks and interest on bonds or other securities a Fund holds, is distributed to the shareholders of the Fund annually.

Capital Gains.    Distributions of any net realized capital gains of the Funds, if any, will be paid annually shortly after the close of the fiscal year in which they are earned.

If a Plan is approved by an Acquired Fund’s shareholders, then as soon as practicable before the Closing Date, that Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

Appraisal Rights.    Under the laws of the Commonwealth of Massachusetts, shareholders of an Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. In addition, under the laws of the State of Maryland, shareholders of an Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

TAX CONSEQUENCES

The Acquired Funds and the Acquiring Funds will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free

9

reorganization, no gain or loss will be recognized by the Acquired Fund as a result of their exchange of shares pursuant to the Reorganization and no gain or loss will generally be recognized by the shareholders of the Acquired Fund as a result of the Reorganization. See “Federal Income Tax Consequences.”

PRINCIPAL INVESTMENTS AND RISK FACTORS

General.    As described above, the Money Fund and SB Money Market Portfolio have substantially identical investment objectives, and pursue their objectives in a similar, but not identical manner. The International Fund and SB International Portfolio have an identical investment objective and pursue their objectives in a substantially identical manner. A more complete description of the investment practices and limitations of each Acquiring Fund is contained in each Fund’s prospectus dated February 28, 2005, as supplemented from time to time, a copy of which is included herewith, in the Statement of Additional Information of the Acquiring Fund, dated February 28, 2005, as supplemented from time to time, and in the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated     , 2005 (relating to the proposed Reorganization), both of which are incorporated herein by reference. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

Comparison of Investment Objectives and Policies

Money Funds

The Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity, while the SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital. Both Funds invest primarily in short-term money market securities. The Money Fund has a fundamental policy to concentrate (invest at least 25% of its assets) in the banking industry, while the SB Money Portfolio does not. The Money Fund may not invest more than 5% of its total assets in securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The SB Money Portfolio does not have these restrictions.

The SB Money Portfolio, as a matter of fundamental policy, may only borrow from banks for temporary purposes and only in an amount up to 10% of the value of its total assets (while pledging its assets in an amount up to 10% of the value of its assets to secure such borrowings). The SB Money Portfolio also has a limit on securities lending of 20% of its total assets. The Money Fund does not have these restrictions.

In selecting investments for the each Fund, the manager looks for: (i) the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality, (ii) issuers offering minimal credit risk and (iii) maturities consistent with the manager’s outlook for interest rates.

International Funds

The investment objectives of the Funds are identical and the investment policies are substantially identical. The Funds both invest primarily in equity securities of foreign companies and have substantially similar investment strategies. The Acquired Fund may hold up to 20% of its total assets in cash and invest in short-term instruments, while the Acquiring Fund only anticipates investing in such securities for temporary defensive

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purposes. The Acquiring Fund may lend securities up to 15% of its total assets and may have more than 15% of its net assets invested in puts, calls, straddles and spreads, while the Acquired Fund has no stated limits.

The manager emphasizes individual security selection while diversifying each Fund’s investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager’s assessment of overseas potential for long-term growth, the Fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, each Fund’s manager looks for: (i) above-average earnings growth, (ii) high relative return on invested capital, (iii) experienced and effective management, (iv) competitive advantages, (v) strong financial condition, (vi) effective research, product development and marketing, and (vii) strong financial condition or stable or improving credit quality.

By spreading each Fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, each Fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include: (i) low or decelerating inflation which creates a favorable environment for securities markets, (ii) stable government with policies that encourage economic growth, equity investment and development of securities markets, (iii) currency stability and (iv) the range of individual investment opportunities.

All Funds

Each Fund has adopted substantially similar fundamental investment restrictions with respect to its status as a “diversified company”; borrowing money; engaging in the business of underwriting securities; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; making loans; and issuing senior securities. Each Fund’s fundamental investment restrictions may not be changed without the approval of that Fund’s shareholders.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

*    *    *    *

Summary of Principal Investment Policies and Risk Factors.    Because of their common focus on short-term money market securities and equity securities of foreign companies, as applicable, the Funds are exposed to similar risks. The following summarizes those principal investment policies and risk factors.

Money Funds

Although the Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds, or the Funds could underperform other short-term debt instruments or money

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market funds, if any of the following occurs: (i) interest rates rise sharply, (ii) an issuer of the Fund’s securities defaults, or has its credit rating downgraded, (iii) sectors or issuers the Fund has emphasized fail to perform as expected, or (iv) the manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect. Additionally, the Money Fund could underperform if adverse events in the banking industry reduce the value of the Fund’s investments in bank instruments.

Money Market Securities Risk.    Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Interest Rate Risk.    Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure Risk.    Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure Risk.    Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes Risk.    Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Securities Lending Risk.    The Fund may engage in securities lending to increase its net investment income. The Fund will only lend securities if the loans are callable by the Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

International Funds

Investors could lose money on their investment in the Funds, or the Funds may not perform as well as other investments, if any of the following occurs: (i) foreign stock prices decline, (ii) adverse governmental action or political, economic or market instability occurs in a foreign country, (iii) the currency in which a security is priced declines in value relative to the U.S. dollar, and (iv) the manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

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Many foreign countries in which the Funds invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Equity Securities Risk.    Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed Income Investments Risk.    The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit quality of fixed income securities.    If a security receives different ratings, a Fund will treat the securities as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. The Fund’s credit standards also apply to counterparties to over-the counter (“OTC”) derivative contracts.

Below investment grade securities. Securities are below investment grade if:

•	They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities;

•	They have received comparable short-term ratings; or

•	They are unrated securities the manager believes are of comparable quality to below investment grade securities.

High Yield Security Risk.    The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign and Emerging Market Investments Risk.    Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

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Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives and Hedging Techniques Risk.    A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities Lending Risk (SB International Portfolio Only).    The Fund may engage in securities lending to increase its net investment income. The Fund will only lend securities if the loans are callable by the Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Other Risk Factors for All Funds

Portfolio Risk.    Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position.    A Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover.    A Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

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THE PROPOSED REORGANIZATION

Description of the Plan.    As stated above, the Plan provides for the transfer of all of the assets of an Acquired Fund to the relevant Acquiring Fund in exchange for that number of full and fractional shares of common stock of that Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. In connection with the Closing, the Acquired Fund will distribute the shares of common stock of the Acquiring Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Greenwich Fund and its issued and outstanding shares will be cancelled.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder’s account with the Acquiring Fund will be substantially similar in all material respects to the account currently maintained by the Acquired Fund’s sub-transfer agent for such shareholder.

The obligations of Greenwich Fund, on behalf of an Acquired Fund, and TSF, on behalf of an Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC, the Commonwealth of Massachusetts and the State of Maryland as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Acquired Fund and the Acquiring Fund is in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan) notwithstanding the approval of the Plan by the shareholders of an Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of an Acquired Fund without obtaining the approval of that Acquired Fund’s shareholders. Each Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in a Plan. For a complete description of the terms and conditions of a Reorganization, see the Plans at Exhibit A-1 and A-2.

Citigroup Asset Management or its affiliates will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $[            ].

REASONS FOR THE PROPOSED REORGANIZATION

Prior to a meeting of Greenwich Fund’s Board of Trustees held on April 15, 2005, the Trustees, including all of the Non-Interested Trustees, were presented with materials discussing the benefits that would accrue to the shareholders of each Acquired Fund if the Acquired Fund were to reorganize with and into the relevant Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Trustees, who were advised by independent counsel. For the reasons discussed below, the Board of Trustees of Greenwich Fund, including all of the Non-Interested Trustees, has determined that each proposed Reorganization is in the best interests of each Acquired Fund and that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the proposed Reorganizations.

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Money Fund

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of Money Fund a (1) substantially identical investment objective and focus on short-term money market instruments, (2) stronger historical performance and (3) significantly lower total expenses.

The Board was also advised that the SB Money Portfolio had outperformed the Money Fund over the period during which both Funds have been in existence through December 31, 2004. In addition, the Board was also advised that the Acquiring Fund had outperformed the Lipper Money Market Fund Average over the period during which both Funds have been in existence through December 31, 2004. See “Capitalization and Performance.”

International Fund

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of International Fund a (1) an identical investment objective and focus on equity securities of foreign companies, (2) similar historical performance and (3) significantly lower total expenses. SBFM and SaBAM advised the Board that the Funds held the securities of 49 issuers in common. Such overlapping issuers represented 67.1% of SB International Portfolio’s net assets and 87.6% of the International Fund’s net assets.

The Board was also advised that the Funds had similar performance over the period during which both Funds have been in existence through December 31, 2004. See “Capitalization and Performance.”

Both Funds

The Board was further informed that shareholders of an Acquired Fund would benefit from lower total operating expenses. As set forth above, each Acquired Fund has substantially higher total annual operating expenses than the relevant Acquiring Fund. As a result of the Reorganization, shareholders of the Acquired Fund will receive shares of the Acquiring Fund with total expenses that are significantly lower than those of the Acquired Fund. See “Investment Management Fees and Expenses” and “Annual Fund Operating Expenses.”

The Board considered alternatives to each proposed Reorganization, such as a liquidation or restructuring with different investment policies, but decided that each Reorganization is the best alternative for shareholders.

After the Reorganization the owners of the variable contracts who invest, through separate accounts, in the Funds will be afforded the same contract rights they currently have under their variable contracts, including surrender and other transfer rights, with respect to amounts invested under those contracts. The Reorganization will take place at net asset value and will not increase or decrease the amount of the policy value of any variable contract. The Reorganization will not impose any additional fees on owners of variable contracts nor will the Reorganization have any effect on the charges currently imposed under the variable contracts. Variable contract owners will not bear any added cost or expense as a result of the Reorganization. In addition, the Reorganization will in no way change whatever tax benefits the contract owners currently enjoy and will not result in any adverse federal income tax consequences for any separate account or contract owner. Finally, the Reorganization will in no way alter the contractual obligations of the insurance companies that issued those contracts.

In approving each proposed Reorganization and recommending its approval by shareholders of the Acquired Fund, the Board of Trustees considered a number of factors, including the following:

(1) the effect of the Reorganization on the total annual operating expenses of the Acquired Fund;

16

(2) in the case of the Money Fund, the Funds’ substantially identical investment objectives and focus on short-term money market instruments; and in the case of the International Fund, the Funds’ identical investment objective and focus on equity securities of foreign companies;

(3) the historical performance records of the Acquiring and the Acquired Funds;

(4) the potential for increased economies of scale and other efficiencies as a result of the Reorganization;

(5) the continuity of portfolio management;

(6) the tax-free nature of the Reorganization;

(7) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests; and

(8) the fact that all of the expenses of the Reorganization will be borne by Citigroup Asset Management or an affiliate.

VOTING INFORMATION

General Information

The Board of Trustees of Greenwich Fund, on behalf of each Acquired Fund, is furnishing this combined Prospectus/Proxy Statement in connection with the solicitation of proxies for a Special Meeting of Shareholders of each Acquired Fund at which shareholders will be asked to consider and approve a proposed Plan with respect to each Acquired Fund of which such shareholder own shares. All of the shareholders of an Acquired Fund are insurance company separate accounts.

With respect to shares of beneficial interest of the Acquired Fund owned by an insurance company separate account, the insurance company will vote the shares of beneficial interest of such Acquired Fund at the Special Meeting in accordance with the voting instructions received from the owners of the variable contracts that have interests in that separate account. Each insurance company may, except as prohibited by law, vote shares attributable to variable contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

It is expected that the solicitation of proxies and voting instructions will be primarily by mail. Officers and service contractors of the Acquired Fund and insurance companies may also solicit proxies and voting instructions by telephone or otherwise. Contract owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) or voting instruction form(s) (as applicable) in the enclosed postage-paid envelope, (2) by touch-tone voting over the telephone, or (3) by voting via the Internet.

Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified in the proxy or voting instruction form or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

Quorum; Vote Required to Approve Proposal

The holders of a majority of the outstanding shares of beneficial interest entitled to vote of an Acquired Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction

17

of business by that Fund. A shareholder vote may be taken with respect to one or both Acquired Fund on some or all matters if a quorum is present and sufficient votes have been received for approval with respect to such Acquired Fund.

If the necessary quorum to transact business or the vote required to approve the Plan with respect to either Acquired Fund is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Acquired Fund that did not receive the vote necessary for approval of the Plan or did not obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

With respect to each Acquired Fund, the Plan must be approved by the vote of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Acquired Fund, whichever is less. Abstentions will have the effect of a “no” vote on the proposal to approve the Plan.

Outstanding Shareholders

Holders of record of the shares of beneficial interest of the Acquired Fund at the close of business on April 15, 2005 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of April 15, 2005, there were [            ] and [            ] outstanding shares of beneficial interest of Money Fund and International Fund, respectively, entitled to vote.

All shares of the Acquired Fund and the Acquiring Fund are owned of record by insurance company separate accounts for the benefit of variable contract owners. No variable Contract Owner had, as of the Record Date, voting authority over as much as 5% of any Funds’ shares. The insurance company separate accounts that own shares of the Funds do not have an economic interest in the Funds.

Listed below are the name, address and share ownership of each person known to each Acquired Fund to own 5% or more of the shares of each Acquired Fund as of the Record Date. The table also indicates the percentage of each Acquired Fund’s shares of beneficial interest to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization

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Listed below are the name, address and share ownership of each person known to each Acquiring Fund to own 5% or more of each Acquiring Fund as of the Record Date. The table also indicates the percentage of each Acquiring Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization

As of [            ,] 2005, the officers and Trustees of Greenwich Fund as a group owned less than 1% of each Acquired Fund’s outstanding shares of beneficial interest. As of [            ,] 2005, the officers and Directors of TSF as a group owned less than 1% of each Acquiring Fund.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

General.    TSF is organized as a Maryland corporation and was incorporated in the State of Maryland on February 22, 1994, while the Greenwich Fund is a business trust organized under the laws of the Commonwealth of Massachusetts on May 13, 1991. Each is registered with the SEC as an open-end management investment company. Each Acquiring Fund currently offers one class of shares of common stock. Each Acquired Fund is authorized to offer two classes of shares of beneficial interest, Class I and Class II; however, no Class II shares are outstanding.

Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of such Fund. Shareholders are entitled to one vote for each share held (and a proportionate fractional vote for each fractional share) on matters on which they are entitled to vote.

Voting Rights.    TSF offers shares of each Fund only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Funds, and under the 1940 Act, is deemed to be in control of these Funds. Nevertheless, with respect to any shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund in accordance with the procedures set forth in the prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the TSF attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

The Funds are not required to hold shareholder meetings annually.

Board.    The First Amended and Restated Master Trust Agreement (the “Trust Instrument”) of the Greenwich Fund provides that the term of office of each Trustee shall be from the time of his or her election and qualification until the termination of the Trust or until such Trustee dies, resigns or is removed. Any Trustee of the Greenwich Fund may be removed (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding. Vacancies on the Board of Trustees of the Greenwich Fund (including ones arising from an

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increase in the number of Trustees) shall be filled by a vote of the majority of the remaining Trustees, provided that no vacancy or vacancies shall be filled by action of the remaining Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees then holding office shall have been elected by the stockholders of the Greenwich Fund. The responsibilities, powers and fiduciary duties of the Trustees are substantially the same as those of the directors of TSF. Under Maryland law and TSF’s By-Laws, a director of TSF may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors.

Liquidation or Termination.    In the event of the liquidation or termination of the Acquired Funds, the shareholders of each Fund are entitled to receive, when and as declared by the Board of Trustees, the excess of the assets over the liabilities belonging to that Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

Liability of Directors in Maryland and Trustees in Massachusetts.    In the event of any litigation against the directors of TSF, Maryland law permits TSF to indemnify a director unless it is established that the act or omission of the director giving rise to the litigation was committed in bad faith, was the result of active and deliberate dishonesty or the director actually received an improper personal benefit or if the proceeding is by or in the right of TSF and the director has been judged liable to TSF. In addition, TSF’s Articles of Incorporation provides that TSF shall indemnify its officers and directors to the maximum extent permitted by law, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. TSF’s Articles of Incorporation also provides that no director or officer shall be personally liable to TSF or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Similarly, to protect the Trustees against such liability, the Trust Instrument provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Greenwich Fund, or any act or omission of any other Trustee; and (2) the Greenwich Fund shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith. Furthermore, nothing in the Trust Instrument protects a Trustee against any liability to the Greenwich Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Rights of Inspection.    Maryland law provides that persons who have been stockholders of record for six months or more and who own at least 5% of the shares of an Acquiring Fund may inspect the books of account and stock ledger of an Acquiring Fund. Massachusetts law permits any shareholder of an Acquired Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

Massachusetts Business Trust Shareholder Liability and Maryland Corporation Stockholder Liability.    One area of difference between the two forms of organizations is the potential liability of holders of beneficial interests in a Massachusetts business trust (i.e., shareholders) and stockholders of a Maryland

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corporation. Shareholders of a corporation generally may not be held to be personally liable for the obligations of a corporation such as TSF. In contrast, under Massachusetts law, shareholders of the Greenwich Fund could, under certain circumstances, be held personally liable for the Greenwich Fund’s obligations. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Greenwich Fund, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Greenwich Fund or its trustees. Moreover, the Trust Instrument provides for indemnification out of the Greenwich Fund’s property for all losses and expenses of any shareholder held personally liable for the Greenwich Fund’s obligations. Thus, and in light of the nature of the Greenwich Fund’s business, the Greenwich Fund considers the risk of a shareholder’s incurring financial loss on account of shareholder liability to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Greenwich Fund itself is unable to meet its obligations.

The foregoing is only a summary of certain characteristics of the operations of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund’s shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the

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reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

As long as the contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for contract owners. Contract owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect contract owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

The Acquired Fund normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. The Acquiring Fund intends to distribute its investment company taxable income and any net realized capital gains in [MONTH] of each year.] If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains prior to the Closing (as defined in the Plan).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or contract owner. Shareholders and contract owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

TERMINATION OF SERIES

If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Greenwich Fund, and the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), SBFM will influence the extent and duration to which the Acquired Fund’s portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Acquired Fund’s portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

The portfolio turnover rate for SB International Portfolio (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the Fund (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for fiscal year ended October 31, 2004 was 21%. The portfolio turnover rate for International Fund for the fiscal year ended December 31, 2004 was 20%.

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CAPITALIZATION AND PERFORMANCE

Pro Forma Capitalization (Unaudited).    The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Acquired Fund as of [December 31, 2004], as adjusted giving effect to the Reorganization discussed herein:1

	SB Money Portfolio	Money Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Class I
Net Assets	$494,651,280	$619,711	—	$495,270,991
Net Asset Value Per Share	$1.00	$1.00	—	$1.00
Shares Outstanding	494,650,781	619,711	—	495,270,492

	SB International Portfolio	International Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Class I
Net Assets	$173,301,893	$3,177,530	—	$176,479,423
Net Asset Value Per Share	$12.97	$7.80	—	$12.97
Shares Outstanding	13,362,532	407,471	(162,423)	13,607,580

[1]	Assumes the Reorganization had been consummated on [ ], 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

Performance.    The following tables reflect the average annual total returns of the Acquired Fund and the Acquiring Fund for the one-year, five-year, ten-year and since-inception periods ended December 31, 2004. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The tables assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

Money Funds

	1 Year	5 Years	10 Years	Inception Date
Money Fund Class I	0.49%	1.86%	3.20%
90-Day U.S. Treasury Bill Index (does not reflect deductions for fees, expenses or taxes)	1.38%	2.67%	3.88%
SB Money Portfolio	0.88%	2.49%	3.76%	6/16/94
90-Day U.S. Treasury Bill Index (does not reflect deductions for fees, expenses or taxes)	1.38%	2.67%

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International Funds

	1 Year	5 Years	10 Years	Inception Date
International Fund Class I	17.04%	(8.39)%	5.11%
Morgan Stanley EAFE Index (does not reflect deductions for fees, expenses or taxes)	20.25%	(1.13)%	5.62%
SB International Portfolio	17.86%	(10.15)%	3.48%	6/16/94
MSCI EAFE Growth Index (does not reflect deductions for fees, expenses or taxes)	16.12%	(6.03)%	3.15%

OTHER INFORMATION

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified CAM, the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the Fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

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Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

As noted above, additional information about Greenwich Fund, on behalf of the Acquired Fund, and the Acquiring Fund and the Reorganization has been filed with the SEC and may be obtained without charge by writing to 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the SEC.

Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the SEC at publicinfo@sec.gov. Copies of such material can also be obtained from Greenwich Fund, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

SBFM and certain of the Acquiring Fund’s service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund’s assets increases; the amount of those assets will increase by virtue of the Reorganization.

THE BOARD OF TRUSTEES OF GREENWICH FUND RECOMMENDS THAT THE SHAREHOLDERS OF EACH ACQUIRED FUND VOTE IN FAVOR OF THE PROPOSAL.

ADDITIONAL INFORMATION

General.    The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Citigroup Asset Management or its affiliates.

When the Acquired Fund records proxies by telephone, by fax or through the Internet, they will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

To participate in the Special Meeting, the shareholder may submit the voting instruction form originally sent with the Prospectus/Proxy Statement by mail or by facsimile, vote the voting instruction form by mail or through the Internet, or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting. You may revoke your proxy at any time before it is voted.

Proposals of Shareholders.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Greenwich Fund, c/o Greenwich Fund, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

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Other Matters to Come Before the Special Meeting.    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Greenwich Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ ROBERT I. FRENKEL
Robert I. Frenkel Secretary

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INDEX OF EXHIBITS

Exhibit A	Form of Agreement and Plan of Reorganization (Money Funds)

Exhibit B	Form of Agreement and Plan of Reorganization (International Funds)

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of , 2005, between Greenwich Street Series Fund (“Greenwich Fund”), a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Salomon Brothers Variable Money Market Fund (the “Acquired Fund”), and Travelers Series Fund Inc. (“TSF”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney Money Market Portfolio (the “Acquiring Fund”), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SaBAM”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of common stock ($0.00001 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER	OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Greenwich Fund on behalf of the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the “Effective Time Statement”), prepared in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet.

1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The Acquired Fund will endeavor to discharge all the

Acquired Fund’s known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in section 1.1 (the “Liquidation Time”), Greenwich Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Greenwich Fund with respect to the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Greenwich Fund’s First Amended and Restated Master Trust Agreement, dated October 14, 2005, as amended (the “Declaration of Trust”) will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s charter and then-current prospectus or statement of additional information.

2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be June 29, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of [4:00 P.M.], Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP or at such other place and time as the parties may agree.

3.2. Greenwich Fund, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

3.3. State Street Bank and Trust Company (“State Street), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Citicorp Trust Bank, fsb (the “Transfer Agent”), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or primary trading market shall be disrupted so that, in the judgment of the Board of Trustees/Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1. Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) Greenwich Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under Greenwich Fund’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of Greenwich Fund duly designated in accordance with the applicable provisions of Greenwich Fund’s Declaration of Trust;

(b) Greenwich Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Greenwich Fund is not, and the execution, delivery and performance of this Agreement by Greenwich Fund will not result, (i) in violation of Massachusetts law or of Greenwich Fund’s Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Greenwich Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by Greenwich Fund, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. TSF, on behalf of the Acquiring Fund, represents and warrants to Greenwich Fund, on behalf of the Acquired Fund, as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The TSF is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) TSF is not, and the execution, delivery and performance of this Agreement by TSF will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of October 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Greenwich Fund, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TSF and this Agreement will constitute a valid and binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by TSF, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Greenwich Fund, on behalf of the Acquired Fund, for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. Greenwich Fund, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2005 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

5.4. TSF, on behalf of the Acquiring Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

5.6. Subject to the provisions of this Agreement, TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. TSF, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Greenwich Fund, on behalf of the Acquired Fund, will provide TSF, on behalf of the Acquiring Fund, with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by TSF, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as TSF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm the TSF’s, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. TSF, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that TSF, on behalf of the Acquiring Fund, may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. TSF, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by Greenwich Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Greenwich Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Greenwich Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TSF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

6.2. TSF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. Greenwich Fund, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to Greenwich Fund, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) the Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) this Agreement has been duly authorized, executed and delivered by TSF, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Greenwich Fund on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of

TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement will not, violate TSF’s Charter or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s Assets pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Greenwich Fund, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Greenwich Fund, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TSF, on behalf of the Acquiring Fund, on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TSF, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Greenwich Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Greenwich Fund, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

7.2. Greenwich Fund shall have delivered to TSF, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of Greenwich Fund;

7.3. Greenwich Fund, on behalf of the Acquired Fund, shall have delivered to TSF, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Greenwich Fund, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TSF, on behalf of the Acquiring Fund, shall reasonably request;

7.4. TSF, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) Greenwich Fund has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b) Greenwich Fund, with respect to the Acquired Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Greenwich Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by Greenwich Fund, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Declaration of Trust or By-Laws of Greenwich Fund or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of TSF, on behalf of the Acquiring Fund, its Board of Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of TSF, they have relied upon the opinion of Goodwin Procter LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Goodwin Procter LLP.

7.5. Greenwich Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust, and By-Laws of Greenwich Fund, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF or Greenwich Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to Greenwich Fund and TSF substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefore; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefore, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of Greenwich Fund and TSF. Notwithstanding anything herein to the contrary, neither Greenwich Fund nor TSF may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

9.1. TSF, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless Greenwich Fund and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Greenwich Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. Greenwich Fund, on behalf of the Acquired Fund, agrees to indemnify and hold harmless TSF and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses

(including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally TSF or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Greenwich Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. Each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be [equally] borne by SaBAM and SBFM or their affiliates. Any such expenses which are so borne by SaBAM, SBFM or their affiliates will be solely and directly related to the Reorganization.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before             , 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Greenwich Fund and TSF; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Greenwich Fund or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

15.5. It is expressly agreed that the obligations of Greenwich Fund hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of Greenwich Fund, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Agreement has been authorized by the Trustees of Greenwich Fund acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust. Greenwich Fund’s Declaration of Trust provides, and it is expressly agreed, that the Acquired Fund shall be solely and exclusively responsible for the payment of its liabilities and that no other series of Greenwich Fund shall be responsible for the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	GREENWICH STREET SERIES FUND on behalf of Salomon Brothers Variable Money Market Fund

By:
Name:
Title:

Attest:	TRAVELERS SERIES FUND INC. on behalf of Smith Barney Money Market Portfolio

By:
Name:
Title:

Attest:	SMITH BARNEY FUND MANAGEMENT LLC

By:
Name:
Title:

Attest:	SALOMON BROTHERS ASSET MANAGEMENT INC.

By:
Name:
Title:

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of , 2005, between Greenwich Street Series Fund (“Greenwich Fund”), a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Salomon Brothers Variable International Equity Fund (the “Acquired Fund”), and Travelers Series Fund Inc. (“TSF”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney International All Cap Growth Portfolio (the “Acquiring Fund”), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SaBAM”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of common stock ($0.00001 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER	OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Greenwich Fund on behalf of the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the “Effective Time Statement”), prepared in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet.

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1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The Acquired Fund will endeavor to discharge all the Acquired Fund’s known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in section 1.1 (the “Liquidation Time”), Greenwich Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Greenwich Fund with respect to the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Greenwich Fund’s First Amended and Restated Master Trust Agreement, dated October 14, 2005, as amended (the “Declaration of Trust”) will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s charter and then-current prospectus or statement of additional information.

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2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be June 29, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of [4:00 P.M.], Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP or at such other place and time as the parties may agree.

3.2. Greenwich Fund, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

3.3. State Street Bank and Trust Company (“State Street), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Citicorp Trust Bank, fsb (the “Transfer Agent”), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or primary trading market shall be disrupted so that, in the judgment of the Board of Trustees/Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1. Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) Greenwich Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under Greenwich Fund’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of Greenwich Fund duly designated in accordance with the applicable provisions of Greenwich Fund’s Declaration of Trust;

(b) Greenwich Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Greenwich Fund is not, and the execution, delivery and performance of this Agreement by Greenwich Fund will not result, (i) in violation of Massachusetts law or of Greenwich Fund’s Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for

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each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

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(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Greenwich Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by Greenwich Fund, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. TSF, on behalf of the Acquiring Fund, represents and warrants to Greenwich Fund, on behalf of the Acquired Fund, as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The TSF is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) TSF is not, and the execution, delivery and performance of this Agreement by TSF will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of

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any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of October 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Greenwich Fund, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

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(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TSF and this Agreement will constitute a valid and binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by TSF, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Greenwich Fund, on behalf of the Acquired Fund, for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

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5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. Greenwich Fund, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2005 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

5.4. TSF, on behalf of the Acquiring Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

5.6. Subject to the provisions of this Agreement, TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. TSF, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Greenwich Fund, on behalf of the Acquired Fund, will provide TSF, on behalf of the Acquiring Fund, with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by TSF, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as TSF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm the TSF’s, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. TSF, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that TSF, on behalf of the Acquiring Fund, may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. TSF, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by Greenwich Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such

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further action, as Greenwich Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Greenwich Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TSF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

6.2. TSF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. Greenwich Fund, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to Greenwich Fund, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) the Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) this Agreement has been duly authorized, executed and delivered by TSF, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Greenwich Fund on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

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(d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement will not, violate TSF’s Charter or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s Assets pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Greenwich Fund, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Greenwich Fund, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TSF, on behalf of the Acquiring Fund, on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TSF, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Greenwich Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Greenwich Fund, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

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7.2. Greenwich Fund shall have delivered to TSF, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of Greenwich Fund;

7.3. Greenwich Fund, on behalf of the Acquired Fund, shall have delivered to TSF, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Greenwich Fund, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TSF, on behalf of the Acquiring Fund, shall reasonably request;

7.4. TSF, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) Greenwich Fund has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b) Greenwich Fund, with respect to the Acquired Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Greenwich Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by Greenwich Fund, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Declaration of Trust or By-Laws of Greenwich Fund or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of TSF, on behalf of the Acquiring Fund, its Board of Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of

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Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of TSF, they have relied upon the opinion of Goodwin Procter LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Goodwin Procter LLP.

7.5. Greenwich Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust, and By-Laws of Greenwich Fund, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF or Greenwich Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to Greenwich Fund and TSF substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all

B-13

pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefore; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefore, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of Greenwich Fund and TSF. Notwithstanding anything herein to the contrary, neither Greenwich Fund nor TSF may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

9.1. TSF, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless Greenwich Fund and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Greenwich Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. Greenwich Fund, on behalf of the Acquired Fund, agrees to indemnify and hold harmless TSF and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally TSF or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Greenwich Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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10.    FEES AND EXPENSES

10.1. Each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be [equally] borne by SaBAM and SBFM or their affiliates. Any such expenses which are so borne by SaBAM, SBFM or their affiliates will be solely and directly related to the Reorganization.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before             , 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Greenwich Fund and TSF; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express

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courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Greenwich Fund or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

15.5. It is expressly agreed that the obligations of Greenwich Fund hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of Greenwich Fund, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Agreement has been authorized by the Trustees of Greenwich Fund acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust. Greenwich Fund’s Declaration of Trust provides, and it is expressly agreed, that the Acquired Fund shall be solely and exclusively responsible for the payment of its liabilities and that no other series of Greenwich Fund shall be responsible for the same.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	GREENWICH STREET SERIES FUND on behalf of Salomon Brothers Variable International Equity Fund

By:
Name:
Title:

Attest:	TRAVELERS SERIES FUND INC. on behalf of Smith Barney International All Cap Growth Portfolio

By:
Name:
Title:

Attest:	SMITH BARNEY FUND MANAGEMENT LLC

By:
Name:
Title:

Attest:	SALOMON BROTHERS ASSET MANAGEMENT INC.

By:
Name:
Title:

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SUBJECT TO COMPLETION, DATED MAY 2, 2005

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, New York 10004

1-800-451-2010

            , 2005

RELATING TO THE ACQUISITION BY

SMITH BARNEY MONEY MARKET PORTFOLIO (“SB MONEY PORTFOLIO”)

AND SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

(“SB INTERNATIONAL PORTFOLIO” AND EACH AN “ACQUIRING FUND”),

EACH A SERIES OF TRAVELERS SERIES FUND INC. (“TSF”)

OF THE ASSETS OF SALOMON BROTHERS VARIABLE

MONEY MARKET FUND (“MONEY FUND”) AND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

(“INTERNATIONAL FUND” AND EACH AN “ACQUIRED FUND”), RESPECTIVELY,

EACH A SERIES OF GREENWICH STREET SERIES FUND (GREENWICH FUND).

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, each a series of Greenwich Funds, to the Acquiring Fund, a series of TSF, in exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information for the Acquiring Funds, dated February 28, 2005.

2.	Statement of Additional Information of the Acquired Funds, dated [April 29, 2005].

3.	Annual Reports of the Acquiring Funds for the year ended October 31, 2004.

4.	Annual Reports of the Acquired Funds for the year ended December 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated     , 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Reports of the Acquired Funds and Acquiring Funds for the fiscal years ended December 31, 2004 and October 31, 2004, respectively, are incorporated by reference herein. The Annual Reports for the Acquired Fund and the Acquiring Fund include audited financial statements, notes to the financial statements and the report of the independent registered public accounting firm. To obtain a copy of the Annual Reports without charge, please call 1-800-451-2010.

PRO FORMA FINANCIAL STATEMENTS

Because the net asset value of each Acquired Fund is less than 10% of the relevant Acquiring Fund’s net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

2

Travelers Series Fund Inc.

Prospectus

February 28, 2005

SMITH BARNEY MONEY MARKET PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Travelers Series Fund Inc. (the “Company”) consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.

Investments, Risks and Performance

Smith Barney Money Market Portfolio

Investment objective

Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

Principal investment strategies

Key investments  The fund invests exclusively in high quality U.S. dollar denominated short-term debt securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

Credit Quality: The fund invests exclusively in securities rated by a nationally recognized rating organization in the two highest short term rating categories, or if unrated, of equivalent quality.

Effective Maturity: The fund invests exclusively in securities having remaining effective maturities of 397 days or less and maintains a dollar-weighted portfolio maturity of 90 days or less.

Additional investments  For information on the fund’s additional investments and related risks, please read pages 5 and 6.

Selection process

In selecting investments for the fund, the manager looks for:

•	The best relative values based on an analysis of interest rate sensitivity, yield and price
•	Issuers offering minimal credit risk
•	Maturities consistent with the manager’s outlook for interest rates

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Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, if any of the following occurs:

•	Interest rates rise sharply.
•	An issuer of the fund’s securities defaults, or has its credit rating downgraded.
•	Sectors or issuers the fund has emphasized fail to perform as expected.
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund’s foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

The fund may also invest in securities issued by certain enterprises sponsored by the U.S. government. Indebtedness of such enterprises whose securities may be held by the fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the issuers. The fund will invest in such securities only after determining that the securities present minimal credit risk.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

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Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns:  Highest: 1.55% in 3rd quarter 2000; Lowest: 0.14% in 2nd quarter 2004

Risk return bar chart

Total Return

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Risk Return Table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)
	Inception Date	1 year	Five years	Since inception
Fund	6/16/94	0.88%	2.49%	3.79%
Treasury bill		1.38%	2.67%	3.88%

* Index comparison begins on 6/16/94.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-day U.S. Treasury bill Index (“Treasury bill”).

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases	None
Maximum deferred sales charge on redemptions	None
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Total annual fund operating expenses	0.53%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

Example

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$54	$170	$296	$665

The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the Fund’s Investments and Related Risks

Additional investments and investment techniques

The section entitled “Investments, Risks and Performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Fixed income investments

The fund invests in high quality short-term U.S. dollar denominated fixed income securities. Fixed income investments include notes (including structured notes), and Yankee dollar instruments, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and supranational organizations.

Fixed income securities may have fixed rate, adjustable rates or floating rates.

High quality securities

Securities are investment grade if:

•They are rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization.

•They are securities of issuers that have received comparable short-term ratings for other short-term debt securities.

•They are unrated securities that the manager believes are of comparable quality to high quality securities.

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Foreign investments

The fund may invest in to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Securities lending	The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Portfolio holdings	The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Management

The manager

Smith Barney Fund Management LLC (“SBFM” or the “manager”) is the fund’s manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC

SBFM is a wholly owned subsidiary of Citigroup, Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $114.0 billion as of December 31, 2004.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Fees SBFM receives from the fund for its services are as follows:

Fund	Actual management fee paid for the fiscal year ended October 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual management fee paid (as a percentage of the fund’s average daily net assets)
Smith Barney Money Market Portfolio	0.500%	0.500%

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Smith Barney Money Market Portfolio	Martin Hanley (since inception) SBFM 399 Park Avenue New York, NY 10022	Investment Officer, SBFM; Director, Citigroup Global Markets Inc. (“CGM”).

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

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Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be

Travelers Series Fund Inc.

9

substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Frequent Purchases and Redemptions of Fund Shares

Money market funds are often used by investors for short term investments, and investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Directors of the fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance. The fund’s shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is largely dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund’s shares will not occur.

Share Price

The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

Travelers Series Fund Inc.

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Unless there are extraordinary or unusual circumstances, the fund uses the amortized cost method to value its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

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Financial Highlights

The financial highlight table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

	Smith Barney Money Market Portfolio

	2004(1)		2003(1)	2002	2001	2000
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	0.007		0.007	0.014	0.044	0.057
Distributions from net investment income	(0.007)		(0.007)	(0.014)	(0.044)	(0.057)
Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return(2)	0.71%		0.74%	1.40%	4.46%	5.88%
Net assets, end of year (millions)	$511		$599	$733	$805	$319
Ratios to average net assets:
Expenses	0.53	%(3)	0.53%	0.53%	0.53%	0.53%
Net investment income	0.71		0.75	1.38	4.17	5.75
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

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Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Smith Barney Money Market Portfolio

(Investment Company Act file no. 811-08372)

L-12410 2/05

Travelers Series Fund Inc.

Prospectus

February 28, 2005

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Travelers Series Fund Inc. (the “Company”) consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.

Investments, Risks and Performance

Smith Barney International All Cap Growth Portfolio

Investment objective

Total return on its assets from growth of capital and income.

Principal investment strategies

Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.

Additional investments For information on the fund’s additional investments and related risks, please read pages 5-7.

Selection process

The manager emphasizes individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager’s assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, the manager looks for:

•	Above-average earnings growth
•	High relative return on invested capital
•	Experienced and effective management
•	Competitive advantages
•	Strong financial condition
•	The range of individual investment opportunities

By spreading the fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

•	Low or decelerating inflation which creates a favorable environment for securities markets
•	Stable government with policies that encourage economic growth, equity investment and development of securities markets
•	Currency stability

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Principal risks of investing in the fund

While investing in foreign securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Foreign stock prices decline.
•	Adverse governmental action or political, economic or market instability occurs in a foreign country.
•	The currency in which a security is priced declines in value relative to the U.S. dollar.
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

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Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 47.43% in 4th quarter 1999; Lowest: -21.79% in 1st quarter 2001.

Risk return bar chart

Total Return

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Risk Return Table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2004)
	Inception Date	1 year	Five years	Since inception
Fund	6/16/94	17.86%	(10.15)%	2.91%
MSCI EAFE Index		20.25%	(1.13)%	5.62%
MSCI EAFE Growth Index**		16.12%	(6.03)%	3.15%

* Index comparison begins on 6/30/94 since Index comparison is not available from the fund’s inception date.

**Effective June 30, 2004, the MSCI EAFE Growth Index replaced the MSCI EAFE Index as the fund’s sole benchmark. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. The fund invests its assets primarily in common stocks of foreign companies which in the opinion of the manager have potential for growth of capital. The MSCI EAFE Growth Index more closely reflects the fund’s investment strategy.

Comparative

performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (“MSCI EAFE”), a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore.) An investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases	None
Maximum deferred sales charge on redemptions	None
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees*	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual fund operating expenses	0.98%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

*Effective July 1, 2004, the management fee payable by the fund was reduced from 0.90% to 0.85% of the fund’s average daily net assets.

Example

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$100	$312	$542	$1,201

The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. Calculation based on total expenses of 0.99% This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

5

Travelers Series Fund Inc.

More on the Fund’s Investments and Related Risks

Additional investments and investment techniques

The section entitled “Investments, Risks and Performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in debt securities of any credit quality or maturity of foreign corporate and governmental issuers, as well as U.S. government securities and money market obligations of U.S. and foreign corporate issuers.

Equity investments	Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments

Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below. The fund’s credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

•They are rated, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

•They have received a comparable short-term or other rating.

•They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign and emerging market investments

The fund invests primarily in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however; there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Travelers Series Fund Inc.

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Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

•To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

•As a substitute for buying or selling securities

•To enhance the fund’s return

•As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending	The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing	The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings	The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

Portfolio turnover	The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Travelers Series Fund Inc.

8

Management

The Manager

Smith Barney Fund Management LLC (“SBFM” or the “manager”) is the fund’s manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC

SBFM is a wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) Citigroup businesses produce a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $114.0 billion as of December 31, 2004.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees SBFM receives from the Fund for its services are as follows:

Fund	Actual management fee paid for the fiscal year ended October 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual management fee paid (as a percentage of the fund’s average daily net assets)
Smith Barney International All Cap Growth Portfolio	0.850%	0.850	%*

*	Effective July 1, 2004, the management fee payable by the fund was reduced from 0.90% of the fund’s average daily net assets to 0.85%.

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Smith Barney International All Cap Growth Portfolio	Jeffrey Russell (since inception) SBFM 399 Park Avenue New York, New York 10022	Investment Officer, SBFM; Managing Director, Citigroup Global Markets Inc. (“CGM”)

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as

Travelers Series Fund Inc.

9

the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Travelers Series Fund Inc.

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The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may

Travelers Series Fund Inc.

11

also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Directors reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share Price

The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Travelers Series Fund Inc.

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Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

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Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

	Smith Barney International(1) All Cap Growth Portfolio

	2004		2003	2002	2001	2000
Net asset value, beginning of year	$10.43		$8.78	$11.18	$18.52	$16.92
Income (loss) from operations:
Net investment income	0.07		0.10	0.04	0.05	0.02
Net realized and unrealized gain (loss)	1.37		1.60	(2.39)	(7.39)	1.71
Total income (loss) from operations	1.44		1.70	(2.35)	(7.34)	1.73
Less dividends from:
Net investment income	(0.10)		(0.05)	(0.05)	—	(0.13)
Total dividends	(0.10)		(0.05)	(0.05)	—	(0.13)
Net asset value, end of year	$11.77		$10.43	$8.78	$11.18	$18.52
Total return(2)	13.90%		19.45%	(20.97)%	(39.63)%	10.18%
Net assets, end of year (millions)	$160		$180	$170	$244	$482
Ratios to average net assets:
Expenses	1.01	%(3)	0.99%	1.00%	1.00%	0.98%
Net investment income	0.67		1.07	0.42	0.31	0.11
Portfolio turnover rate	21%		45%	27%	22%	15%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

Travelers Series Fund Inc.

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Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Smith Barney International All Cap Growth Portfolio

(Investment Company Act file no. 811-08372)

L-12410 2/05

February 28, 2005

STATEMENT OF ADDITIONAL INFORMATION

Travelers Series Fund Inc.

125 Broad Street

New York, New York 10004

1-800-842-8573

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses (collectively, the “Prospectuses”) of the portfolios of the Travelers Series Fund Inc. (the “Company”), each dated February 28, 2005 (as amended or supplemented from time to time), and should be read in conjunction with the Prospectuses. The Company is a series investment company consisting of fifteen portfolios (each, a “fund”). The Prospectuses for each fund may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.

Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

The Company, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of fifteen funds:

The Smith Barney International All Cap Growth Portfolio (formerly Smith Barney International Equity Portfolio) seeks total return on its assets from growth of capital and income and will invest at least 80% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

The Smith Barney Large Cap Value Portfolio seeks long-term growth of capital with current income a secondary objective. This fund invests primarily, but not exclusively, in common stocks.

The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with market capitalization of at least $5 billion at the time of investment.

The Strategic Equity Portfolio (formerly Alliance Growth Portfolio) seeks capital appreciation.

The AIM Capital Appreciation Portfolio seeks to provide growth of capital by investing principally in common stocks.

The Van Kampen Enterprise Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

The Smith Barney Aggressive Growth Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

1

The Smith Barney Mid Cap Core Portfolio (formerly Smith Barney Mid Cap Portfolio) seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

The MFS Total Return Portfolio seeks above-average income (compared to a fund invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the fund believes that there should be a reasonable opportunity for growth of capital and income.

The Salomon Brothers Strategic Total Return Bond Portfolio (formerly Salomon Brothers Global High Yield Portfolio) primarily seeks total return by investing in a globally diverse portfolio of fixed income securities of U.S. and foreign companies, banks and governments including those in emerging markets.

The Travelers Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

The Pioneer Strategic Income Portfolio (formerly Putnam Diversified Income Portfolio) seeks a high level of current income.

The Smith Barney High Income Portfolio seeks high current income by investing at least 80% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers. Capital appreciation is a secondary objective.

The SB Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value from movements in interest rates.

The Smith Barney Money Market Portfolio seeks maximum current income consistent with preservation of capital. Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

In all cases, there can be no assurance that a fund will achieve its investment objective.

CONTENTS

Directors and Executive Officers	3
Investment Objectives and Management Policies	9
Investment Practices	28
Risk Factors	51
Investment Restrictions	65
Portfolio Turnover	82
Taxation	82
Determination of Net Asset Value	86
Availability of the Funds	87
Redemption of Shares	88
Management	88
Other Information about the Company	97
Financial Statements	101
Other Information	101
Appendix A—Ratings on Debt Obligations	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

2

DIRECTORS AND EXECUTIVE OFFICERS

The Directors and Executive Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. (“Citigroup”) the Directors oversee, and other directorships held are set forth below. Each Director serves and holds his or her directorship until a successor is elected and qualified. “Fund Complex” consists of the Company and any other investment companies associated with Citigroup.

Each Director and Executive Officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup or its affiliates described in the table below, and is referred to as an “Interested Director.” All other Directors are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”), and are referred to as “Non-Interested Directors.”

Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**
Non-Interested Directors:

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Year of Birth: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Management Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street New York, NY 10168 Year of Birth: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A. (a publicly held French company), Devon Energy Corp., Humana, Inc. (health benefits company), SEACOR SMIT, Inc. (offshore marine services provider) and Six Flags, Inc. (worldwide regional theme park operators)

Rainer Greeven 630 5th Avenue New York, NY 10111 Year of Birth: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	17	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Year of Birth: 1945	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	None

Interested Director:

R. Jay Gerken*** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc.; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	219	None

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
***	Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act because he is an officer of Smith Barney Fund Management LLC (“SBFM”) and its affiliates.

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Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Executive Officers:

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Year of Birth: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James Giallanza CAM 125 Broad Street New York, NY 10004 Year of Birth: 1966	Treasurer and Chief Financial Officer	Since 2004	Director of CAM; Director and Controller of the US wholesale business at UBS Global Asset Management US Inc. (September 2001 through July 2004); Director of Global Funds Administration at Citigroup Asset Management (June 2000 through September 2001); Treasurer of the Lazard Funds (June 1998 through June 2000); Treasurer and Chief Financial Officer of other mutual funds associated with Citigroup	N/A	N/A

Jeffrey J. Russell CAM 399 Park Avenue 4th Floor New York, NY 10022 Year of Birth: 1957	Vice President and Investment Officer	Since 1994	Managing Director of CGM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Year of Birth: 1958	Vice President and Investment Officer	Since 2000	Managing Director of CGM	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue New York, NY 10022 Year of Birth: 1965	Vice President and Investment Officer	Since 1994	Director of CGM and Investment Officer of SBFM	N/A	N/A

Gene Collins TAMIC 399 Park Avenue New York, NY 10022 Year of Birth: 1946	Vice President and Investment Officer	Since 2004	Senior Vice President of Travelers Asset Management International Company LLC (“TAMIC”)	N/A	N/A

Kurt Lin TAMIC 399 Park Avenue New York, NY 10022 Year of Birth: 1964	Vice President and Investment Officer	Since 2004	Vice President of TAMIC	N/A	N/A

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**
Executive Officers:
Beth A. Semmel, CFA CAM 399 Park Avenue New York, NY 10013 Year of Birth: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Richard A. Freeman CAM 399 Park Avenue New York, NY 10022 Year of Birth: 1953	Vice President and Investment Officer	Since 1999	Managing Director of CGM	N/A	N/A

Lawrence B. Weissman CAM 300 First Stamford Place Stamford, CT 06902 Year of Birth: 1961	Vice President and Investment Officer	Since 1999	Managing Director of CGM	N/A	N/A

Alan J. Blake CAM 399 Park Avenue New York, NY 10022 Year of Birth: 1949	Vice President and Investment Officer	Since 1998	Managing Director of CGM	N/A	N/A

David A. Torchia CAM 399 Park Avenue New York, New York 10022 Year of Birth: 1959	Vice President and Investment Officer	Since 2003	Investment Officer, SBFM; Managing Director of CGM	N/A	N/A

Theresa M. Veres CAM 399 Park Avenue New York, New York 10022 Year of Birth: 1966	Vice President and Investment Officer	Since 2003	Investment Officer, SBFM; Director of CGM	N/A	N/A

Mark McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Vice President and Investment Officer	Since 2004	Managing Director, CGM.	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959	Vice President and Investment Officer	Since 2004	Director, CGM.	N/A	N/A

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director, CGM (since 2002); Director of Compliance, North America, Citigroup Asset Management (since 2000); Chief Anti-Money Laundering Compliance Officer of mutual funds associated with Citigroup	N/A	N/A
	Chief Compliance Officer	Since 2004	Inc.; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The business affairs of each fund are managed by or under the direction of the Board of Directors.

The Board has an Audit Committee which is composed of all of the Noninterested Directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. During the most recent fiscal year, the Governance Committee did not meet.

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The following sets forth the dollar range of equity securities in the Company beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2003:

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by director in Family of Investment Companies
Abraham E. Cohen*	none	none
Robert A. Frankel	none	over $100,000
Michael E. Gellert	none	over $100,000
Rainer Greeven	none	none
Susan M. Heilbron	none	none
R. Jay Gerken	none	over $100,000

*	Mr. Cohen resigned as a Director of the Company effective July 8, 2004.

Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $250,000 as of December 31, 2004. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert’s name; the balance as of December 31, 2004 is $0.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company’s last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Executive Officers. Officers and Interested Directors of the Company are compensated by CGM.

Name of Person	Compensation from Company and Fund Complex Paid to Directors Calendar Year Ended 12/31/03	Number of Funds for Which Director Serves Within Fund Complex
Abraham E. Cohen*	$25,200	17
Robert A. Frankel	85,900	24
Michael Gellert	28,700	17
Rainer Greeven	28,700	17
Susan M. Heilbron	28,700	17
R. Jay Gerken	none	219

*	Mr. Cohen resigned as a Director of the Company effective July 8, 2004.

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	Aggregate Compensation From Portfolio FYE 10/31/04
Name of Person	LCV	SEP	AIM	VKE	PSI
Abraham E. Cohen*	$1,491.00	$2,073.00	$935.00	$575.00	$590.00
Robert A. Frankel	$2,653.00	$3,422.00	$1,982.00	$1,457.00	$1,495.00
Michael Gellert	$2,601.00	$3,369.00	$1,929.00	$1,404.00	$1,442.00
Rainer Greeven	$3,243.00	$4,011.00	$2,571.00	$2,046.00	$2,084.00
Susan M. Heilbron	$2,442.00	$3,210.00	$1,771.00	$1,246.00	$1,283.00

	Aggregate Compensation From Portfolio FYE 10/31/04
Name of Person	TMI	MFS	HI	MM	LCG
Abraham E. Cohen*	$1,149.00	$3,829.00	$1,130.00	$2,078.00	$1,600.00
Robert A. Frankel	$2,244.00	$5,859.00	$2,221.00	$3,443.00	$2,825.00
Michael Gellert	$2,191.00	$5,806.00	$2,168.00	$3,390.00	$2,772.00
Rainer Greeven	$2,833.00	$6,448.00	$2,810.00	$4,032.00	$3,414.00
Susan M. Heilbron	$2,032.00	$5,647.00	$2,009.00	$3,232.00	$2,614.00

	Aggregate Compensation From Portfolio FYE 10/31/04
Name of Person	SBMC	AG	IACG	SSB	ADJ
Abraham E. Cohen*	$595.00	$2,832.00	$854.00	$332.00	$470.00
Robert A. Frankel	$1,505.00	$4,621.00	$1,819.00	$1,145.00	$1,287.00
Michael Gellert	$1,452.00	$4,568.00	$1,766.00	$1,092.00	$1,234.00
Rainer Greeven	$2,094.00	$5,210.00	$2,408.00	$1,734.00	$1,876.00
Susan M. Heilbron	$1,293.00	$4,410.00	$1,607.00	$933.00	$916.00

LCV	Smith Barney Large Cap Value	MM	Smith Barney Money Market
SEP	Strategic Equity Portfolio	LCG	Smith Barney Large Cap Growth
AIM	AIM Capital Appreciation	SBMC	Smith Barney Mid Cap Core
VKE	Van Kampen Enterprise	AG	Smith Barney Aggressive Growth
PSI	Pioneer Strategic Income	IACG	Smith Barney Int'l All Cap Growth
TMI	Travelers Managed Income	SSB	Salomon Brothers Strategic Total Return
MFS	MFS Total Return	ADJ	SB Adjustable Rate Income
HI	Smith Barney High Income

*	Mr. Cohen resigned as a Director of the Company effective July 8, 2004.

On February 17, 2005, Directors and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

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INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each fund’s investment objectives and certain investment restrictions (described under “Investment Restrictions”) are deemed to be “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act. However, each fund’s investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board of Directors, provided such change is not prohibited by such fund’s fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

Set forth below is a discussion of certain nonfundamental investment policies for each fund. Refer to the “Investment Practices” and “Risk Factors” sections of this SAI for further information.

Smith Barney International All Cap Growth Portfolio

Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions).

In seeking to achieve its objective, the fund invests its assets primarily in common stocks of foreign companies which in the opinion of SBFM have potential for growth of capital. However, there is no requirement that the fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as SBFM may determine from time to time. Concentration of the fund’s assets in one or a few countries or currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney Large Cap Value Portfolio

Under normal market conditions the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

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The fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the fund’s assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts (“ADRs”), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

The fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Smith Barney Large Capitalization Growth Portfolio

Under normal market conditions, the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization are similar to companies in the Russell 1000 Index. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

The fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund’s investment in these types of securities to 10% of the fund’s net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates investment in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Under normal market conditions, at least 80% of the fund’s portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Strategic Equity Portfolio

Fidelity Management & Research Company (“FMR”), the subadviser, normally invests at least 80% of the fund’s assets in equity securities. FMR normally invests the fund’s assets primarily in common stocks.

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FMR may invest the fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the fund may not achieve its objective.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

AIM Capital Appreciation Portfolio

The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the fund may fluctuate more widely than other equity securities of larger, more established companies.

Special Situations.    Although the fund does not currently intend to do so, it may invest in “special situations.” A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

Van Kampen Enterprise Portfolio

The fund invests primarily in common stocks of growth companies. In addition to common stocks, the fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

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The fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser’s expectations concerning the securities markets. In times of stable or rising stock prices, the fund generally seeks to obtain maximum exposure to the stock market, i.e., to be “fully invested.” Nevertheless, even when the fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The fund may also have cash on hand that has not yet been invested. The portion of the fund’s assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the fund’s securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the fund can purchase puts (or futures puts) to hedge the fund’s risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the fund’s value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Smith Barney Aggressive Growth Portfolio

The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund’s assets are invested in the securities of such companies.

SBFM emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. SBFM focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

The fund may invest up to 10% of its assets in foreign securities.

Smith Barney Mid Cap Core Portfolio

The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. The size of the companies in, and the composition of, the Russell Mid Cap Index changes with market conditions.

SBFM focuses on medium capitalization companies that exhibit attractive growth characteristics. SBFM selects individual “growth” stocks for investment in two ways: by identifying those companies which exhibit the

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most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single fund.

The fund may invest up to 20% of its assets in foreign securities.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

MFS Total Return Portfolio

The fund’s policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser’s interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund’s debt investments may consist of both “investment grade” securities (rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by the Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (“S&P”) or Fitch, Inc. (“Fitch”), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) (commonly known as “junk bonds”), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the fund’s long-term debt investments will consist of “investment grade” securities. It is not the fund’s policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser’s own independent and ongoing review of credit quality.

As noted above, the fund invests in unrated and lower-rated corporate debt securities, commonly known as “junk bonds.” The fund may also invest in emerging market securities.

The fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The fund will be managed actively with respect to the fund’s fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

Salomon Brothers Strategic Total Return Bond Portfolio

The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

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For purposes of the fund’s operations, “emerging markets” will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

The fund’s investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, the fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

Asset Allocation.    The fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the fund. Securities held by the fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and

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quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

Selection of Debt Investments.    In determining the appropriate distribution of investments among various countries and geographic regions for the fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

The fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers’ acceptances) subject to the restriction that the fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the fund’s policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the fund that invest solely in debt securities of U.S. issuers.

The fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the fund for any purpose does not exceed 33 1/3% of its total assets. The fund may also purchase securities on a “when-issued basis” and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.

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Nondiversification.    As a “non-diversified” fund under the 1940 Act, the fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires (among other things) that at least 50% of the fund’s assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the fund’s total assets. These limits are measured at the end of each quarter of the fund’s taxable year. Under the Subchapter M limits, “non-diversification” allows up to 50% of a fund’s total assets to be invested in as few as two single issuers. An investment in the fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the fund’s assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the fund, and consequently a greater degree of fluctuation of the fund’s net asset value, because the fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Travelers Managed Income Portfolio

Under normal market conditions, (1) at least 65% of the fund’s total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (i.e., rated within the four highest ratings categories of Moody’s or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the fund’s total assets will be invested in debt obligations having durations of 10 years or less. The fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody’s or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody’s or S&P (commonly referred to as “junk bonds”), which are extremely speculative and may be in default with respect to payment of principal or interest.

The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the fund’s portfolio investments.

Bank CDs and bankers’ acceptances in which the fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under “Risk Factors.”

The fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables (“asset backed

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securities”), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates (“CMOs”). The fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The fund may invest up to 20% of its assets in foreign securities.

Pioneer Strategic Income Portfolio

The fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the fund’s investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody’s are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund’s net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The fund’s subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

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For purposes of the fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

Defensive Strategies.    At times, the subadviser may judge that conditions in the securities market make pursuing the fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets.

Smith Barney High Income Portfolio

The fund seeks to achieve its investment objectives by investing, under normal conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. SBFM may adjust the fund’s average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 20% of the fund’s net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights and/or securities rated higher than Ba by Moody’s and BB by S&P. The fund’s equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the fund will generally be lower- rated securities, and may be rated as low as C by Moody’s or D by S&P, or in non-rated income securities that SBFM determines to be of comparable quality. The fund will not purchase securities rated lower than B by both Moody’s and S&P, if, immediately after such purchase, more than 20% of the fund’s total assets are invested in such securities.

The fund may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

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The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

SB Adjustable Rate Income Portfolio

In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. The fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate MBSs, asset-backed securities (“ABSs”) and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an “NRSRO”), such as those rated Aa by Moody’s or AA by S&P and money market instruments with a comparable short-term rating. Up to 20% of the fund’s total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities

The fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBS and ABS. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Among the specific types of MBSs in which the fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

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Indices.    The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long- term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund’s MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

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MBSs.    Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States Government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities.    Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements.    Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations.    The fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”).    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs.    The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA-guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund’s experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities.    MBSs issued or guaranteed by agencies or instrumentalities of the United States Government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association.    GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (“FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA

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Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.    FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.    FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.    The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and

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operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Other Investments of the SB Adjustable Rate Income Portfolio

Fixed Rate MBSs.    Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs.    The fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Foreign Securities.    The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

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Municipal Obligations.    The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States Government will be considered by SBFM to have the highest rating.

Short Sales.    The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The fund may make short sales “against the box” without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the fund does not own or have the right to acquire the security sold.

To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund’s assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Transactions Involving Eurodollar Instruments.    The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

The fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

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Smith Barney Money Market Portfolio

The fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

The fund’s investments are limited to dollar denominated instruments that the Board of Directors determines present minimal credit risks and that are Eligible Securities at the time acquired by the fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are S&P, Moody’s, Fitch and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

The fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by SBFM, under guidelines approved by the Company’s Board of Directors. The fund will not enter into a repurchase agreement on behalf of the fund if, as a result thereof, more than 10% of the fund’s net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the fund:

High Quality Commercial Paper.    The fund’s purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations.    Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody’s or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The fund will only invest in corporate obligations with remaining maturities of 13 months or less.

Bank Obligations.    Obligations (including CDs, bankers’ acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation (“FDIC”) (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the fund, not more than 10% of its assets would be invested in all such instruments. The fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CD. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

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The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by SBFM in selecting investments for the fund. See “Risk Factors.”

High Quality Municipal Obligations.    Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody’s or, if not rated, are determined by SBFM to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund’s yield. The fund will not invest more than 10% of its total assets in municipal obligations.

The fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.

As a matter of fundamental policy, the fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund’s total assets, taken at value.

Notwithstanding any of the foregoing investment policies, the fund may invest up to 100% of its assets in U.S. government securities.

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INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under “Investment Objectives and Management Policies” or under “Investment Restrictions.” See “Risk Factors” for additional information about the risks of these investment practices.

Equity Securities

Common Stocks (each fund except Smith Barney Money Market Portfolio).    Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities (each fund except Smith Barney Money Market Portfolio).    Each fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each fund except Smith Barney Money Market Portfolio).    Each fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the NASD Automated Quotation System (“Nasdaq”) or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

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Warrants or Rights (AIM Capital Appreciation, Smith Barney Large Capitalization Growth, Smith Barney Large Cap Value, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Strategic Equity, Pioneer Strategic Income, MFS Total Return, Van Kampen Enterprise and Salomon Brothers Strategic Total Return Bond Portfolios).    Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. Each fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”) (Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Large Cap Value, Smith Barney Mid Cap Core, AIM Capital Appreciation, MFS Total Return, Pioneer Strategic Income and Smith Barney High Income Portfolios).    Each fund may invest without limitations in shares of REITs, except for AIM Capital Appreciation which may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Fixed Income Securities

Corporate Debt Obligations (each fund).    Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each fund).    Each fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities and government-approved enterprises (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Banks) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities (MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios).    Each fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government

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securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Synthetic Security Positions (Salomon Brothers Strategic Total Return Bond and Pioneer Strategic Income Portfolios).    A fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type on which the futures contracts are written. Investment positions of this type are generally referred to as “synthetic securities.” For example, in order to establish a synthetic security position for a fund that is comparable to owning a Japanese government bond, the relevant subadviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then-current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The subadviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the fund’s investment position, or the subadviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, a fund will comply with applicable SEC guidelines to set aside cash, debt securities of any grade or equity securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the Directors.

A subadviser would create synthetic security positions for a fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while a subadviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the subadviser will incur transaction costs in connection with each purchase of a futures or a forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the

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same risks as those that exist when these instruments are used in connection with hedging strategies. See “Investment Risks.”

Mortgage-Backed Securities (MFS Total Return, Travelers Managed Income, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, Strategic Equity, and SB Adjustable Rate Income Portfolios).    Each fund may invest in mortgage-backed securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are “passed through” to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA; or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities may also be issued by non governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

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Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

Asset-Backed Securities (MFS Total Return, Travelers Managed Income, Strategic Equity, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, SB Adjustable Rate Income and Smith Barney Money Market Portfolios).    Each fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets,

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the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Loan Participations, Assignments and Other Direct Indebtedness (Pioneer Strategic Income, Strategic Equity, Smith Barney High Income, Salomon Brothers Strategic Total Return Bond and MFS Total Return Portfolios).    Each fund may invest a portion of its assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender, not the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Each fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

Pioneer Strategic Income and Salomon Brothers Strategic Total Return Bond Portfolios may also invest in assignments of portions of loans from third parties (“Assignments”). When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Corporate Loans (Smith Barney High Income Portfolio).    The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the fund’s net asset value. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or

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subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. The fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

Depositary Receipts (each fund except Smith Barney Money Market Portfolio).    For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

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Emerging Markets (Smith Barney International All Cap Growth, AIM Capital Appreciation, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, and MFS Total Return Portfolios).    Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country’s foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Sovereign Debt Obligations (Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios).    Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal or interest is not guaranteed by the U.S. Government.

Brady Bonds (Strategic Equity, Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios).    Each fund may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

A fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Samurai and Yankee Bonds (Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios).    Subject to their fundamental investment restrictions, these funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers (“Samurai bonds”), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers (“Yankee bonds”). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

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Investments in Other Investment Companies (Salomon Brothers Strategic Total Return Bond, AIM Capital Appreciation, MFS Total Return and Pioneer Strategic Income Portfolios).    With respect to certain countries, investments by the Salomon Brothers Strategic Total Return Bond Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The Salomon Brothers Strategic Total Return Bond Portfolio may invest in the securities of closed-end investment companies within the limits of the 1940 Act. The Pioneer Strategic Income Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with its objective and policies and permissible under the 1940 Act. These limitations currently provide that, in general, a fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the fund to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or (b) such a purchase would cause the fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies’ portfolio securities. Each fund does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the funds will anticipate investing directly in these markets.

Money Market Securities

Commercial Bank Obligations (each fund).    For the purposes of each fund’s investment policies with respect to bank obligations (such as CDs, TDs and bankers’ acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See “Investment Risks.” Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each fund).    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, except Smith Barney Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund’s net assets would be invested in such notes and other illiquid securities. Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

Indexed Commercial Paper (Salomon Brothers Strategic Total Return Bond and Strategic Equity Portfolios).    Each fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the

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date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The funds will not purchase such commercial paper for speculation.

Other Investment Practices

Illiquid and Restricted Securities (each fund).    Each fund may purchase securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund’s restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements (each fund).    Each fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the fund holds the security and which is not related to the coupon rate on the purchased security. Each fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the fund may be delayed or limited or the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager or subadviser under guidelines approved by the Board of Directors. It is the policy of each fund (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund’s net assets. The Smith Barney Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Smith Barney International All Cap Growth, AIM Capital Appreciation Portfolio Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios).    Each fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund’s assets. The

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fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the fund’s overall borrowing limitation.

Borrowing and Leverage (each fund).    Each fund may borrow from banks, on a secured or unsecured basis. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios are the only funds that will utilize leverage. In addition, AIM Capital Appreciation Portfolio may, but has no current intention to, engage in leverage. Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

“Dollar Roll” Transactions (Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios).    Each fund may enter into “dollar roll” transactions pursuant to which the fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee.

Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the funds and will be subject to each fund’s overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

Securities Lending (each fund).    Each fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the fund may pay reasonable finders, administrative and custodial fees.

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Management will limit such lending to not more than the percentages shown below:

Fund	Limit as a % of Total Assets
Smith Barney International All Cap Growth Portfolio	15%
Smith Barney Large Cap Value Portfolio	20%
Strategic Equity Portfolio	33 1/3%
AIM Capital Appreciation Portfolio	33 1/3%
Smith Barney Aggressive Growth Portfolio	33 1/3%
Smith Barney Mid Cap Core Portfolio	33 1/3%
MFS Total Return Portfolio	30%
Salomon Brothers Strategic Total Return Bond Portfolio	30%
Travelers Managed Income Portfolio	33 1/3%
Pioneer Strategic Income Portfolio	25%
Smith Barney High Income Portfolio	20%
Smith Barney Money Market Portfolio	33 1/3%
Smith Barney Large Capitalization Growth Portfolio	33 1/3%
SB Adjustable Rate Income Portfolio	33 1/3%
Van Kampen Enterprise Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, AIM Capital Appreciation, Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios).    Each fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

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Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each fund’s custodian will maintain, in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s net asset value per share. To the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (AIM Capital Appreciation, Strategic Equity, Van Kampen Enterprise, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios).    Each fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. AIM Capital Appreciation Portfolio will limit its investments such that no more than 10% of the value of its net assets will be deposited as collateral for such sales at any time.

Derivative Contracts

Futures, Options and Currency Transactions (Smith Barney International All Cap Growth, Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios).    Each fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities (“futures contracts”), and may buy and write put and call options to buy or sell futures contracts (“options on futures contracts”); provided, however, that the AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, Smith Barney Mid Cap Core Portfolio and SB Adjustable Rate Income Portfolio may only write covered call options. A call option written by a fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund’s books. When a fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

The funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the fund’s securities or the prices of securities which the fund is considering

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buying at a later date. The Smith Barney International All Cap Growth, MFS Total Return and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts.

A fund will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the fund or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund’s commitments under outstanding futures contracts positions and options on futures contracts written by the fund would exceed the market value of the total assets of the fund.

In addition, the Strategic Equity Portfolio will not: (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (2) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the fund’s total assets under normal conditions; or (3) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Writing Covered Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios).    Each fund may write (sell) covered call options. A fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund. AIM Capital Appreciation Portfolio will not write covered call options for speculative purposes.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a

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call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or “naked” options, which the funds will not do.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund’s investment objective. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund’s custodian. Each fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the fund’s policy which limits the pledging or mortgaging of its assets.

The premium a fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

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Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

Purchasing Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios).    Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund’s current return. Aggregate premiums paid for put and call options by the Salomon Brothers Strategic Total Return Bond Portfolio will not exceed 5% of the fund’s total assets at the time of purchase. The AIM Capital Appreciation Portfolio will not purchase call options for speculative purposes.

Purchasing Put Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios).    Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The AIM Capital Appreciation Portfolio will not purchase put options for speculative purposes.

Each fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than

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the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be calculated as described in “Determination of Net Asset Value” in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Writing Put Options (SB Adjustable Rate Income Portfolio and AIM Capital Appreciation Portfolio).    The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund’s return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

Options on Securities and on Foreign Currencies (each fund).    In an effort to reduce fluctuations in net asset value or to increase portfolio return, the funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A fund may write and buy options on the same types of securities that the fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves

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the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The fund retains the premium received from writing a put or call option whether or not the option is exercised.

Each fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the fund’s options position, the option may expire worthless and the fund will lose the amount of the premium. There is no specific percentage limitation on each fund’s investments in options on foreign currencies.

Each fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the fund is permitted to invest directly. The fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the fund’s obligations under an option written by the fund, as the case may be, will be subject to the fund’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the fund to effect an offsetting transaction at a time when management believes it would be advantageous for the fund to do so.

Options on Securities Indices (Smith Barney International All Cap Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios).    Each fund may enter into options on securities indices. Through the writing or purchase of index options, a fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

When a fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call. In addition, where the fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the fund may expire worthless, in which case the fund would lose the premium paid therefor.

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Except as provided below, each fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each fund has in place with such primary dealers will provide that each fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each fund will treat all or a part of the formula price as illiquid for purposes of the fund’s limit on investment in illiquid securities. Each fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the fund’s limit on investment in illiquid securities.

Forward Currency Transactions (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, Strategic Equity, AIM Capital Appreciation, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios).    Each fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when a fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount (“position hedge”). A fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”). In any of these circumstances the fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the fund are denominated (“cross hedge”). Each fund may invest in forward currency contracts with stated contract values of up to the value of the fund’s assets. The MFS Total Return and Pioneer Strategic Income Portfolios may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A fund, however, may enter into forward contracts with deposit requirements or commissions.

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A put option on currency gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

A fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a fund and assets used as “cover” for OTC options written by the fund would be considered illiquid and subject to each fund’s limitation on investing in such securities.

A fund also may enter into forward contracts to buy or sell at a later date instruments in which the fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, AIM Capital Appreciation Portfolio Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios).    Each fund may enter into interest rate, securities index, financial futures and currency futures contracts (“Futures” or “Futures Contracts”). AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may enter into stock index Futures Contracts. Van Kampen Enterprise Portfolio may enter into stock index and interest rate Futures Contracts. SB Adjustable Rate Income Portfolio may enter into interest rate Futures Contracts on U.S. government securities and MBSs. A fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund’s hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place.

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The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a fund’s exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each fund’s Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Smith Barney International All Cap Growth, Pioneer Strategic Income, Smith Barney Mid Cap Core, MFS Total Return and Smith Barney High Income Portfolios may each enter into Futures transactions for non-hedging purposes.

“Margin” with respect to Futures Contracts is the amount of funds that must be deposited by a fund with a broker in order to initiate Futures trading and to maintain the fund’s open positions in Futures Contracts. A

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margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, each fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

Options on Futures Contracts (Smith Barney International All Cap Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios).    Each fund may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by a fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Each fund will enter into transactions in Futures Contracts and options on Futures Contracts for non-hedging purposes only if the aggregate initial margin and premiums on non-hedging positions do not exceed 5% of the liquidation value of the fund’s assets.

Yield Curve Options (MFS Total Return Portfolio).    The fund may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

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Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the fund will be “covered.” A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund’s net liability under the two options. Therefore, the fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

Swaps and Swap-Related Products (Smith Barney International All Cap Growth, AIM Capital Appreciation Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios).    As one way of managing its exposure to different types of investments, each fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the

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fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund’s investment objective and policies.

A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the fund’s receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such fund’s accrued obligations under the agreement. A fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund the fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund’s risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Each fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

RISK FACTORS

General.    Investors in each fund other than Smith Barney Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each fund’s net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See “Investment Objectives and Management Policies” and “Investment Practices” for a description of the permissible investments and investment practices of each fund.

Fixed Income Securities.    Investments in fixed income securities may subject the funds to risks, including the following.

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Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general).    Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Emerging Markets Securities.    Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

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Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the funds could lose a substantial portion or all of their investments in such countries. A fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the

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SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Economic and Monetary Union (EMU).    As part of EMU, on January 1, 1999 11 European countries adopted a single common currency—the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

Sovereign Debt.    Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

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In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks.    The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund’s shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts.    The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

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Zero Coupon, Pay-In-Kind and Delayed Interest Securities.    The values of these securities may be highly volatile as interest rates rise or fall. In addition, a fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories.    General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories.    Fixed income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix A.

Lower-Rated and Non-Rated Securities.    The funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a

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fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers.    The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage.    Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund’s shares and in the fund’s yield. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments.    The funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund’s ability to dispose of particular assignments or participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These

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commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund’s portfolio investments. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each fund relies on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Derivative Instruments.    In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

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Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products.    The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund’s ability to offset the swap at any time.

A fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above.

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In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund’s custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund’s assets could impede implementation of the fund’s investment policies or the fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund’s assets to cover could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Mortgage-Backed Securities.    To the extent a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The yield generated by a fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities.    The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security’s average life and its potential for price depreciation.

Adjustable Rate Securities.    The types of securities in which the SB Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund’s net asset value.

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Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the fund and its shareholders from an increase in the fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets.    Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on SBFM’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

Disclosure of Portfolio Holdings

The funds’ Board of Directors has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager, with respect to the disclosure of each fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that disclosure of information about each fund’s portfolio holdings be in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding each fund’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy. CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Each fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

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Subject to the provisions relating to “ongoing arrangements,” each fund’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1. The fund’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2. The fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, (iii) yield and duration, and (iv) the fund’s performance attribution (e.g., analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by the fund’s portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund and neither the fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to the fund’s Board at its next regularly scheduled meeting.

All ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed by the fund’s Board no less frequently than quarterly.

The funds do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports, but may in the future do so.

Set forth below is a list, as of December 28, 2004, of those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The fund’s independent registered public accountant also has access from time to time to a fund’s portfolio holdings in connection with performing the audit and related functions.

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Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
AMBAC (Insurer)	Daily	None
S&P (Rating Agency)	Weekly Tuesday Night	1 day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 day
Factset	Daily	None
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

With respect to each such arrangement, each fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the funds. Neither the funds, CAM nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

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INVESTMENT RESTRICTIONS

The funds have adopted the following investment restrictions and policies that are “fundamental” and cannot be changed without the approval of a “majority of the outstanding voting securities” of the fund affected by the change, as defined under the 1940 Act (see “Other Information about the Company—Voting Rights”). Following the list of each fund’s fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company’s Board of Directors without shareholder approval. If a fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction.

Each of the Smith Barney International All Cap Growth and Smith Barney Large Cap Value Portfolios may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4.  With respect to Smith Barney Large Cap Value Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.  With respect to Smith Barney International All Cap Growth Portfolio, borrow money, except that (a) the fund may borrow from banks under certain circumstances where the fund’s Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund’s return from investments of the proceeds of the borrowing in fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

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6.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney International All Cap Growth Portfolio or Smith Barney Large Cap Value Portfolio, each such fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Smith Barney International All Cap Growth Portfolio and Smith Barney Large Cap Value Portfolio. Each fund may not:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

3.  Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

4.  Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called “unseasoned” equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

5.  Invest in any company for the purpose of exercising control of management.

6.  Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund’s net assets. Subject to this limitation, the Company’s Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

7.  Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Smith Barney Large Capitalization Growth Portfolio may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

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2.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following nonfundamental policies have also been adopted by Smith Barney Large Capitalization Growth Portfolio. The fund may not:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Invest in oil, gas or other mineral leases or exploration or development programs.

3.  Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund’s investment objective and policies.

4.  Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation or acquisition.

5.  Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

6.  Make investments for the purpose of exercising control of management.

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The Strategic Equity Portfolio may not:

1.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

7.  Invest more than 25% of its total assets in securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate “industry” from those of another foreign government.)

Notwithstanding any other investment restriction of Strategic Equity Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Strategic Equity Portfolio. The fund may not:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the fund will not purchase such securities if such

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purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the fund’s purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

3.  Make investments for the purpose of exercising control or management.

4.  Invest in interests in oil, gas, or other mineral exploration or development programs, although the fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

5.  Purchase warrants, if, as a result, the fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

The AIM Capital Appreciation Portfolio may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder, or borrow money.

3.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

7.  Invest for the purpose of exercising control over or management of any company, except to the extent that the fund may purchase securities of other investment companies.

8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental:

The AIM Capital Appreciation Portfolio may not:

1.  In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of

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other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have subadviser or an affiliate of subadviser as an investment advisor (an “AIM” Advised Fund”), subject to the terms and conditions of any exemptive orders issued by the SEC.

2.  In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks and broker-dealers, another fund advised by sub-adviser. AIM Constellation Fund may not purchase additional securities when any borrowings from another fund advised by sub-advisor are outstanding.

3.  In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

4.   In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another fund advised by subadviser, on such terms and conditions as the SEC may require in an exemptive order.

5.  Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

6.  Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

7.  The fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

8.  The amount AIM Capital Appreciation Portfolio may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Capital Appreciation Fund’s assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Capital Appreciation Portfolio may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Capital Appreciation Portfolio with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Capital Appreciation Portfolio shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by AIM Capital Appreciation Portfolio, the net asset value of AIM Capital Appreciation Portfolio will decrease faster than would otherwise be the case. This speculative factor is known as “leveraging.”

The Van Kampen Enterprise Portfolio may not:

1.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

2.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or

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otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the fund from the limitation imposed by Section 12(d)(1) of the 1940 Act.

5.  Invest more than 25% of its total assets in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund’s pro rata portion of the securities and other assets owned by any such company.

6.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

7.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Van Kampen Enterprise Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Van Kampen Enterprise Portfolio. The fund may not:

1.  Invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund’s pro rata portion of the securities and other assets owned by any such company.

2.  Acquire any private placement if it would cause more than 2% of the net assets of the fund, as determined at the time the fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund’s pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”).

3.  Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

4.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5.  Invest in interests in oil, gas, or other mineral exploration or developmental programs.

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6.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

7.  Make any investment in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

8.  Make any investment which involves promotion or business management by the fund or which would subject the fund to unlimited liability.

9.  Invest in companies for the purpose of exercising control.

10.  Acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

Each of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrow money, except that (a) a fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that a fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or

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otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

In addition, the following nonfundamental policies have also been adopted by Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios. Each fund may not:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Invest in oil, gas or other mineral exploration or development programs.

3.  Purchase or otherwise acquire any security if, as a result, more than 15% of each fund’s net assets would be invested in securities that are illiquid.

4.  Invest for the purpose of exercising control of management.

The MFS Total Return Portfolio may not:

1.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry

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except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

7.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of MFS Total Return Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by MFS Total Return Portfolio. The fund may not:

1.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.  Purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

3.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.  Purchase or sell any put or call options or any combination thereof, provided, that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

5.  Purchase or sell interests in oil, gas or mineral leases.

The Salomon Brothers Strategic Total Return Bond Portfolio may not:

1.  Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund), except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

2.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

3.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

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4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Borrow money in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the fund from entering into reverse repurchase agreements and engaging in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the fund may not exceed  1/3 of its total assets. In the event that the asset coverage for the fund’s borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

6.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

For purposes of Salomon Brothers Strategic Total Return Bond Portfolio’s concentration policy contained in limitation (1) above, the fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

In addition, the following nonfundamental investment policies have been adopted by the Salomon Brothers Strategic Total Return Bond Portfolio. The fund may not:

1.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.  Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

3.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.  Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

5.  Invest in companies for the purpose of exercising control or management (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund).

6.  Invest in interests in oil, gas, or other mineral exploration or development programs.

7.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

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The Travelers Managed Income Portfolio may not:

1.  Concentrate the portfolio investments in any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the fund when it adopts a defensive position.

2.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

3.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

7.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

8.  Purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

Notwithstanding any other investment restriction of Travelers Managed Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Travelers Managed Income Portfolio. The fund may not:

1.  Purchase securities of any other investment company except as part of a plan of merger or consolidation.

2.  Purchase securities of companies which together with predecessors have a record of less than three years’ continuous operation, if, as a result, more than 5% of the fund’s net assets would then be invested in such securities.

3.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the

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box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.  Invest in puts, calls, straddles, spreads and any combination thereof.

5.  Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

6.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

7.  Purchase securities of companies for the purpose of exercising control.

The Pioneer Strategic Income Portfolio may not:

1.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

6.  Invest more than 25% of its total assets in any one industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.)

7.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following nonfundamental policies have also been adopted by the Pioneer Strategic Income Portfolio. The fund may not:

1.  Invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

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2.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

4.  Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

5.  Make investments for the purpose of gaining control of a company’s management.

Notwithstanding any other investment restriction of Pioneer Strategic Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

The Smith Barney High Income Portfolio may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

3.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

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Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

The following nonfundamental investment policies have been adopted by the Smith Barney High Income Portfolio. The fund may not:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The SB Adjustable Rate Income Portfolio may not:

1.    Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.    Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.    Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4.    Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.    Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

6.    Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); and (d) investing in real estate investment trust securities.

7.    Invest in a manner that would cause the fund to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

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8.    Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

9.    Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales “against-the-box” are not subject to this restriction.

The following nonfundamental policies have been adopted by the SB Adjustable Rate Income Portfolio. The fund may not:

1.    Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.    Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund’s investment objectives and policies.

3.    Purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund’s total assets would be invested in such securities.

4.    Invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

5.    Make investments for the purpose of exercising control or management.

6.    Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7.    Purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund’s officers or trustees or any officer or director of SBFM individually owns more than  1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

The Smith Barney Money Market Portfolio may not:

1.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

3.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

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4. Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney Money Market Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

The following nonfundamental investment policies have been adopted by Smith Barney Money Market Portfolio. The fund may not:

1.  Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund’s total assets. Subject to this limitation, the fund’s Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.  Write or purchase put or call options.

4.  Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

5.  Purchase or sell oil and gas interests.

6.  Invest in companies for the purposes of exercising control.

7.  Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

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PORTFOLIO TURNOVER

Although it is anticipated that most investments of each fund (except Smith Barney Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. The historical portfolio turnover rates for each fund (except Smith Barney Money Market Portfolio) are included in the Financial Highlights tables in its Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Smith Barney Money Market Portfolio are not shown in its Prospectus because of the short-term nature of the investments owned by the fund.

TAXATION

The following is a summary of certain material Federal income tax considerations that may affect the funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

Each fund intends to continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, a fund will not be subject to Federal income tax on the portion of its taxable net investment income and net realized capital gains that it distributes to its shareholders, provided the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, each fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any

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one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner’s control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the funds will be able to operate as currently described, or that the Company will not have to change the investment goal or investment policies of a fund. The Board of Directors reserves the right to modify the investment policies of a fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the fund underlying the Separate Account.

Each fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a fund as taxable income.

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On October 31, 2004, the unused capital loss carryforwards, by fund, were approximately as follows: Smith Barney International All Cap Growth: $66,914,000, Salomon Brothers Strategic Total Return Bond Portfolio: $1,759,000, Smith Barney Large Capitalization Growth Portfolio: $51,991,000, AIM Capital Appreciation Portfolio: $64,786,000, Smith Barney Aggressive Growth Portfolio: $0, Smith Barney Mid Cap Core Portfolio: $3,842,000, Smith Barney High Income Portfolio: $99,332,000, Pioneer Strategic Income Portfolio*: $30,267,000, Smith Barney Large Cap Value Portfolio: $42,145,000, Strategic Equity Portfolio**: $231,371,000, Travelers Managed Income Portfolio: $5,329,000, Van Kampen Enterprise Portfolio: $70,238,000, MFS Total Return Portfolio: $0 and SB Adjustable Rate Portfolio: $42,000. For Federal income tax purposes, these amounts are available to be applied, by the fund that has the carryforwards, against future capital gains of the respective fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

	October 31,
Name of Fund	2006	2007	2008	2009	2010	2011	2012
Smith Barney International All Cap Growth Portfolio	—	$4,801,000	—	$38,754,000	$13,574,000	$9,785,000	—
Salomon Brothers Strategic Total Return Bond Portfolio	—	$759,000	$938,000	$42,000	$20,000	—	—
Smith Barney Large Capitalization Growth Portfolio	—	—	$2,019,000	$5,454,000	$30,604,000	$8,588,000	$5,326,000
AIM Capital Appreciation Portfolio	—	—	—	$27,595,000	$25,304,000	$11,887,000	—
Smith Barney Aggressive Growth Portfolio	—	—	—	—	—	—	—
Smith Barney Mid Cap Core Portfolio	—	—	—	—	$3,842,000	—	—
Smith Barney High Income Portfolio	—	$11,677,000	$18,328,000	$42,941,000	$21,882,000	$4,504,000	—
Pioneer Strategic Income Portfolio*	$1,028,000	$5,086,000	$3,077,000	$7,414,000	$11,399,000	$2,263,000	—
Smith Barney Large Cap Value Portfolio	—	—	—	—	$18,994,000	$23,151,000	—
Strategic Equity Portfolio**	—	—	—	—	$231,371,000	—	—
Van Kampen Enterprise Portfolio	—	—	—	$27,341,000	$34,688,000	$8,209,000	—
MFS Total Return Portfolio	—	—	—	—	—	—	—
SB Adjustable Rate Portfolio	—	—	—	—	—	$3,000	$39,000
Travelers Managed Income Portfolio	—	—	—	—	—	$4,796,000	$533,000

*	Formerly Putnam Diversified Income Portfolio.
**	Formerly Alliance Growth Portfolio.

The Code imposes a 4% nondeductible excise tax on any fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts

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that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a fund should fail to qualify as a regulated investment company, such fund would be considered as a single investment, which may result in Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will

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not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If any fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a fund may make a mark-to-market election that will result in the fund’s being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of each fund’s shares will be determined on any day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value for each fund is determined by dividing the fund’s net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on

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the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund’s net assets, and current market value of such options sold by a fund will be subtracted from that fund’s net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern Time on each day that the NYSE is open will not be reflected in a fund’s net asset value unless management, under the supervision of the Company’s Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.

AVAILABILITY OF THE FUNDS

Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

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REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

MANAGEMENT

The Investment Managers

SBFM.    Smith Barney Fund Management LLC (“SBFM”) serves as the investment adviser to Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. SBFM manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, SBFM will (a) manage the fund’s assets in accordance with the fund’s investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund; (e) administer the fund’s corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SBFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund’s assets.

By written agreement, research and other departments and staff of CGM will furnish SBFM with information, advice and assistance and will be available for consultation on the Company’s funds. Thus, CGM may also be considered an investment adviser to the Company. The services of CGM are paid for by SBFM; there is no charge to the Company for such services.

SBFM’s name was formerly SSB Citi Fund Management LLC, SSBC Fund Management Inc., Mutual Management Corp., and Smith Barney Mutual Funds Management, Inc.

TIA.    Travelers Investment Adviser, Inc. (“TIA”) manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a “TIA Portfolio”) pursuant to management agreements entered into by the Company on behalf of each TIA Portfolio.

TIA and the Company have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the fund’s assets in accordance with the fund’s investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the fund.

TIA has also entered into a sub-administrative services agreement with SBFM pursuant to which SBFM will: (a) assist TIA in supervising all aspects of each TIA Portfolio’s operations; (b) supply each TIA Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and

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bookkeeping services; and (c) prepare reports to each TIA Portfolio’s shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays SBFM, as sub-administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio’s average daily net assets.

Subject to the provisions of any applicable subadvisory agreement, TIA is responsible for the investment operations of each fund and for furnishing or causing to be furnished to each fund advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each fund’s investment objectives, policies and restrictions as stated in its Prospectus and this SAI.

TAMIC.    Travelers Asset Management International Company, LLC (“TAMIC”), an affiliate of SBFM and TIA, manages the investment operations of Travelers Managed Income Portfolio pursuant to a management agreement entered into by the Company on behalf of Travelers Managed Income Portfolio. Under the agreement, TAMIC furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the fund’s investment policies. TAMIC has responsibility for the investment decisions of the fund, subject to the supervision, direction and approval of the Board of Directors.

General.    Under each management agreement, SBFM, TIA or TAMIC, as the case may be, will administer the fund’s corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund; bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the manager or by a subadviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the manager.

Each management agreement further provides that all other expenses not specifically assumed by SBFM, TIA or TAMIC under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders’ and Directors’ meetings, filing fees and expenses relating to the registration and qualification of the Company’s shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company’s registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Directors and fees of Directors who are not “interested persons” of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company’s existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company’s funds; general corporate expenses are allocated among the funds on the basis of relative net assets.

SBFM, TIA, TAMIC and each subadviser are subject to the supervision and direction of the Company’s Board of Directors and manage the applicable fund in accordance with its investment objective(s) and policies, make investment decisions for the fund, place orders to purchase and sell securities and employ professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each management agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company’s Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. The Non-Interested Directors were advised by separate independent legal counsel throughout the

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process. The Company on behalf of a fund or its manager may terminate the management agreement with respect to each fund on sixty days’ written notice without penalty. The management agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

At a meeting held on June 9, 2004, the Board of Directors of the Company considered the continuation of the Company’s management agreement with respect to each fund for another year. With respect to each fund, the Board of Directors of the Company, including the Independent Directors, considered the reasonableness of the investment management fee in light of the extent and quality of the investment management services provided and additional benefits received by the Manager and its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to the fund to those charged by the Manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the Manager with respect to the fund. The Board also considered the performance of the fund relative to a selected peer group, the fund’s total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the Manager, and benefits accruing to the Manager and its affiliates from administrative and brokerage relationships with affiliates of the Manager, as well as the Manager’s research arrangements with brokers who execute transactions on behalf of the fund. The Board reviewed the profitability to the Manager and its affiliates of their services to the fund and considered whether economies of scale in the provision of services to the fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

In reviewing the reasonableness of the investment management fee for each fund, the Board concluded that affiliates of the Manager benefit from the Manager’s relationship with the fund. The Board noted that affiliates of the Manager serve as each fund’s principal underwriter and its transfer agent, and receive compensation for their services, including fees paid under a Rule 12b-1 plan and transfer agency fees. The Board concluded that these services were necessary for the operation of the fund and that the Manager’s affiliates provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the fund is permitted to use broker-dealer affiliates of the Manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of “fall-out benefits” to affiliates of the Manager, such as the affiliated underwriter’s ability to use funds held in shareholders’ brokerage accounts as free credit balances if such shareholders pay for fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to the Manager and its affiliates were a necessary result of the Manager’s being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the fund benefits from the Manager’s experience and resources. The Board further reviewed the Manager’s use of research services received from broker-dealers that execute transactions on behalf of the fund and concluded that while such research services may benefit the Manager, the fund benefits from the Manager’s receipt of such services.

In analyzing the expenses incurred by the Manager with respect to each fund, the Board members took note of the report they had received regarding the profitability of the mutual fund business to the Manager and its affiliates. The Board also considered the expenses of each fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the Manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the Manager was passing on the benefits of economies of scale to the fund.

Based on information provided, the Board concluded that each fund’s fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they

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deemed necessary, the Board approved the management agreement with respect to each fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the management agreement with respect to the fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the Company, the managers and subadvisers and the Company’s principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Guidelines and Procedures

Although individual board members may not agree with particular policies or votes by the managers and subadvisers, the Board has approved delegating proxy voting discretion to the managers and subadvisers believing that the managers and subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the managers and subadvisers or any affiliated person of the fund or the managers and subadvisers, on the other. This summary of the guidelines gives a general indication as to how the managers and subadvisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the managers and subadvisers always endeavor to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Management Fees.    The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney Large Cap Value Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the fund’s average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the fund’s average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of Smith Barney Aggressive Growth Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.00% of the fund’s average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of Smith Barney Mid Cap Core Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.95% of the fund’s average daily net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the manager and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. The manager has contractually agreed to waive its fees and/or reimburse

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expenses of SB Adjustable Rate Income Portfolio through a period of 16 months from October 31, 2004 so that net annual operating expenses, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification, will not exceed 1.00% of the fund’s average daily net assets. This contractual arrangement may be terminated during the term only by written agreement of the fund and the manager and with notice to shareholders by supplement to the then current Prospectus and SAI.

Each management agreement also provides that SBFM, TIA or TAMIC shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. Each subadvisory agreement also provides that the subadviser shall not be liable to SBFM, TIA, TAMIC or the fund for any error of judgment or mistake of law or for any loss suffered by SBFM, TIA, TAMIC or the fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement.

For the periods shown, each fund paid the following management fee:

Fund	Fiscal Year Ended October 31, 2002	Fiscal Year Ended October 31, 2003		Fiscal Year Ended October 31, 2004
Smith Barney International All Cap Growth Portfolio(1)	$2,045,143	$1,518,148		$1,540,393
Smith Barney Large Cap Value Portfolio(2)	3,039,671	2,256,242		2,303,815
Smith Barney Large Capitalization Growth Portfolio(2)	2,114,409	1,971,543		3,010,901
Strategic Equity Portfolio(2)	5,709,381	4,111,462		4,309,824
AIM Capital Appreciation Portfolio(2)	1,695,527	1,325,641		1,666,629
Van Kampen Enterprise Portfolio(3)	999,136	659,761		626,777
MFS Total Return Portfolio(2)	6,883,931	7,184,052		8,720,765
Smith Barney Aggressive Growth Portfolio(4)	3,399,017	3,940,249		6,441,853
Smith Barney Mid Cap Core Portfolio(4)	388,762	496,901		758,853
Salomon Brothers Strategic Total Return Bond Portfolio(2)	137,716	182,258		151,616
Travelers Managed Income Portfolio(2)	1,371,366	1,493,297		1,738,738
Pioneer Strategic Income Portfolio(2)	862,138	759,584		739,126
Smith Barney High Income Portfolio(2)	1,070,886	1,169,585		1,572,294
Smith Barney Money Market Portfolio(2)	3,156,488	3,369,520		2,689,274
SB Adjustable Rate Income Portfolio(5)	N/A	8,379	*	93,092

(1)	The manager waived a portion of its management fee for the fund in the amount of $2,216 for the fiscal year ended October 31, 2004.

(2)	The manager waived a portion of its management fee for the fund in the amount of $1,741 for the fiscal year ended October 31, 2004.

(3)	The manager waived a portion of its management fee for the fund in the amount of $1,704 for the fiscal year ended October 31, 2004.

(4)	The manager waived a portion of its management fee for the fund in the amount of $1,694 for the fiscal year ended October 31, 2004.

(5)	The manager waived all of its management fee for the fiscal year ended October 31, 2003. The manager waived a portion of its management fee for the fund in the amount of $24,449 for the fiscal year ended October 31, 2004.

*	For the period from September 12, 2003 (commencement of operations) to October 31, 2003.

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The Subadvisers

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. (“AIM Capital”). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, TIA pays AIM Capital an annual fee calculated at the rate of 0.375% of the fund’s average daily net assets, paid monthly.

Van Kampen Enterprise Portfolio is advised by Van Kampen Asset Management Inc. (“VKAM”). VKAM is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. For the services provided by VKAM, TIA pays VKAM an annual fee calculated at the rate of 0.325% of the fund’s average daily net assets, paid monthly.

Pioneer Strategic Income Portfolio is advised by Pioneer Investment Management, Inc. (“Pioneer”). Pioneer is located at 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. For the services provided by Pioneer, TIA pays Pioneer an annual fee calculated at the rate of 0.35% of the fund’s average daily net assets, paid monthly.

Salomon Brothers Strategic Total Return Bond Portfolio is advised by Salomon Brothers Asset Management Inc (“SBAM”). SBAM is located at 388 Greenwich Street, New York, New York 10013. SBAM is a wholly owned subsidiary of Citigroup and is an affiliate of SBFM. For the services provided by SBAM, TIA pays SBAM an annual fee calculated at the rate of 0.375% of the fund’s average daily net assets, paid monthly.

MFS Total Return Portfolio is advised by Massachusetts Financial Services Company (“MFS”). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. For services provided by MFS, TIA pays MFS monthly an annual fee calculated at a rate equal to 0.375% of the fund’s average daily net assets up to $600 million, paid monthly, 0.350% of the fund’s average daily net assets in excess of $600 million and up to $900 million; 0.325% of the fund’s average daily net assets in excess of $900 million and up to $1.5 billion; 0.300% of the fund’s average daily net assets in excess of $1.5 billion and up to $2.5 billion; 0.250% of the fund’s average daily net assets in excess of $2.5 billion.

Strategic Equity Portfolio is advised by Fidelity Management & Research Company (“FMR”). FMR is located at 82 Devonshire Street, Boston, MA 02109. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC), pursuant to which FMRC has primary responsibility for choosing investments for the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. For services provided by FMR, TIA pays FMR an annual fee calculated at the rate equal to 0.450% on the first $250 million of the fund’s average daily net assets, 0.400% on the next $500 million of the fund’s average daily net assets and 0.350% the fund’s average daily net assets over $750 million, paid monthly.

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Distribution

Citigroup Global Markets Inc. (the “Distributor”), located at 388 Greenwich Street, New York, New York 10013, distributes shares of the funds as principal underwriter.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Distributor acts as the principal underwriter of the shares of the funds pursuant to a written agreement for the funds (“Underwriting Agreement”). The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the funds.

Distribution Plan. The Company has adopted a distribution plan for the Smith Barney Class shares of the SB Adjustable Rate Income Portfolio (the “Plan”). The Plan permits the fund to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of the fund’s Smith Barney Class shares under agreements which provide for investment in Smith Barney Class shares.

Pursuant to the Plan, the Distributor is authorized to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Company, including but not limited to: purchasing advertising for the shares, payment for promotional or sales literature and payments to sales personnel affiliated with it for their efforts in connection with sales of shares.

The Distributor provides the Directors for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Directors. The Plan is terminable at any time, without penalty, by a vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding Smith Barney Class shares of the fund. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Smith Barney Class shares of the fund without the approval of a majority of the outstanding voting securities of the Smith Barney Class shares of the fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried-forward distribution expenses.

The Plan was adopted because of its anticipated benefits to the fund. These anticipated benefits include increased promotion and distribution of the fund’s shares, an enhancement in the fund’s ability to maintain accounts and improve asset retention and increased stability of net assets for the fund.

For the fiscal period ended October 31, 2004, distribution plan fees of $23,273 were waived by CGM for the fund.

For the fiscal year ended October 31, 2004, CGM incurred no distribution expenses for the fund.

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Portfolio Transactions

Shown below are the total brokerage commissions paid by the Company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 2002, the total amount of commissionable transactions was $3,765,815,793, of which $105,595,484 (2.80%) was directed to CGM and executed by unaffiliated brokers and $3,660,416,437 (97.20%) of which was directed to other brokers. During the fiscal year ended October 31, 2003, the total amount of commissionable transactions was $3,919,974,511, of which $78,128,454 (1.99%) was directed to CGM and executed by unaffiliated brokers and $3,841,846,057 (98.01%) was directed to other brokers. During the fiscal year ended October 31, 2004, the total amount of commissionable transactions was $4,633,843,562, of which $125,600,548 (2.71%) was directed to CGM and executed by unaffiliated brokers and $4,508,243,014 (97.29%) was directed to other brokers.

Commissions:

Fiscal Year Ended	Total	To CGM		To Others (for execution only)
October 31, 2002	$6,572,913	$229,738	(3.50%)	$6,343,174	(96.50%)
October 31, 2003	$5,226,361	$111,056	(2.12%)	$5,115,305	(97.88%)
October 31, 2004	$6,968,603	$144,949	(2.08%)	$6,823,654	(97.92%)

For the fiscal year ended October 31, 2004, the funds held the following securities issued by its regular broker-dealers:

Issuer	D=Debt E=Equity	Par Value/Number of Shares
The Goldman Sachs Group, Inc.	E	191,480
J.P. Morgan Chase & Co.	E	796,108
Merrill Lynch & Co., Inc.	E	1,181,570
Morgan Stanley	E	621,590
CS First Boston	D	$5,941,006
The Goldman Sachs Group, Inc.	D	$3,710,000
Lehman Brothers Holdings, Inc.	D	$3,182,000
Merrill Lynch & Co., Inc.	D	$3,646,254
Morgan Stanley	D	$39,444,761
Wachovia	D	$3,184,000
Wachovia	E	44,500
Bear Stearns Securities Corp.	D	$1,018,169
J.P. Morgan Chase & Co.	D	$5,452,448
Deutsche Bank	D	$3,071,419
Bank of America Corp.	D	$4,477,225
Bank of America Corp.	E	522,692
UBS Securities	D	$5,690,000
Lehman Brothers Holdings, Inc.	E	612,842
National Financial Partners Corp.	E	2,415
Bear Stearns Securities Corp.	E	11,775

The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account all relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the

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broker’s familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker’s commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager’s expenses in a determinable amount. These various services may, however, be useful to the manager or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

The Company’s Board of Directors has determined that agency transactions in equity securities for the Company may be executed through CGM or any broker-dealer affiliate of CGM (each, an “Affiliated Broker”) if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with CGM in any transactions in which CGM acts as principal. In addition, the Van Kampen Enterprise Portfolio may not deal with Morgan Stanley Dean Witter & Co. (“Morgan Stanley”) (an affiliate of VKAM) in any transaction in which Morgan Stanley acts as principal.

The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

The funds will not purchase securities during the existence of any underwriting or selling group relating to securities of which an affiliate of the managers is a member, except to the extent permitted by the SEC. Under certain circumstances, the funds may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board of Directors of the Company has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a fund could purchase in the underwritings.

OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of fifteen series of shares, each representing shares in one of fifteen separate funds—Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith

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Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. The Directors also have the power to create additional series of shares. The assets of each fund will be segregated and separately managed and a shareowner’s interest is in the assets of the fund in which he or she holds shares.

The Directors may authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Directors at the time such funds were established and may differ from those set forth in the Prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

The Articles of Incorporation further provide that the Company shall indemnify its Directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.

Voting Rights.    The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Company and, under the 1940 Act, are deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold shareowner meetings annually, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareowners of the fund involved. Additionally, approval of an amendment to a fund’s management or subadvisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareowners of one fund is effective as to that fund whether or not enough votes are received from the shareowners of the other funds to approve the proposal as to that fund except for matters on which shares of the Company must be voted in the aggregate.

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The Directors themselves have the power to alter the number and the terms of office of the Directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the Directors irrespective of the votes of other shareowners.

Custodians.    Portfolio securities and cash owned by the Company on behalf of each fund are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

Counsel.    Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the funds.

Independent Registered Public Accounting Firm.     KPMG LLP, has been selected as the Company’s independent registered public accounting firm for its fiscal year ending October 31, 2005, to audit and report on the financial statements and financial highlights of the Company.

As of February 17, 2005, to the knowledge of the funds, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the funds with the exception of the following:

Portfolio	Shareholder Name/Address	Percent
Smith Barney International All Cap Growth Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	49.2992
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	42.3095
	ING USA Annuity Life Insurance Co. Att: Fund Acctg. 1475 Dunwoody Drive West Chester, PA 19380	8.2197
Smith Barney Large Cap Value Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	52.1287
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	32.8221
	ING USA Annuity Life Insurance Co. Att: Fund Acctg. 1475 Dunwoody Drive West Chester, PA 19380	13.4089
Smith Barney Large Capitalization Growth Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	68.6293
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	31.3320

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Portfolio	Shareholder Name/Address	Percent
Smith Barney Aggressive Growth Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	59.1009
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	40.0118
Smith Barney Mid Cap Core Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	78.3525
	Travelers Insurance Company Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	21.4448
Strategic Equity Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	64.4351
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	35.5648
AIM Capital Appreciation Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	58.9402
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	38.3857
Van Kampen Enterprise Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	51.5683
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	48.4316
MFS Total Return Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	50.9897
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	48.2997

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Portfolio	Shareholder Name/Address	Percent
Salomon Brothers Strategic Total Return Bond Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	56.9239
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	43.0760
Travelers Managed Income Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	76.8208
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	23.1791
Pioneer Strategic Income Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	52.6721
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	45.9188
Smith Barney High Income Portfolio	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	69.1178
	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	26.5314
Smith Barney Money Market Portfolio	Travelers Insurance Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	66.7514
	Travelers Life & Annuity Co. Attn.: Shareholder Accounting, 6MS One Tower Square Hartford, CT 06183	32.8549
SB Adjustable Rate Income Fund	Travelers Life Annuity Company Attn: Shareholder Attg, 6MS One Tower Square Hartford, CT 06183	51.5618
	Travelers Insurance Company Attn: Shareholder Attg, 6MS One Tower Square Hartford, CT 06183	48.4381

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FINANCIAL STATEMENTS

The Company’s Annual Reports for the fiscal year ended October 31, 2004 are incorporated herein by reference in its entirety. They were filed with the Securities and Exchange Commission on January 7, 2005 (Accession Numbers 0001193125-05-002987, -002999, -003054, -003063, -003205 and -003224).

OTHER INFORMATION

Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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APPENDIX A

RATINGS ON DEBT OBLIGATIONS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s, a division of McGraw-Hill Companies Inc., (“S&P”)

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

A-1

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” or “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch, Inc. (“Fitch”)

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A-2

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3

Fitch

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

A-4

APPENDIX B

CITIGROUP ASSET MANAGEMENT

Proxy Voting Policies and Procedures

The Board of Directors of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the “Manager”). The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

As amended September 16, 2004

Proxy Policies:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Sit on the boards of an excessive number of companies;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II. Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

Proxy Committee Procedures:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1. Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

Business/Disaster Recovery:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

Restrictions Affecting Voting:

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

Conflict of Interest:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Fund of Funds:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

Fidelity Fund Proxy Voting Guidelines

(Funds Sub-advised by FMR Co.)

I. General Principles

A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer’s Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of “Blank Check” Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company’s Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company’s Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan’s terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan’s terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management’s control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company’s executive officers, that no shares are currently available for such options under the company’s existing plans, and that such options need to be granted before the company’s next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders’ meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR’s dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company’s relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards (“RSA”) should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan’s terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the restricted stock award exchange proposal excludes senior management and directors;

2. Whether the options proposed to be exchanged exceeded FMR’s dilution thresholds when initially granted;

3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4. The company’s relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans—vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans—vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

C. Stock Awards (other than stock options and RSAs)—generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail—Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans (“ESOPs”) should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies’ relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds’ proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds’ Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund’s registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company’s auditor.

B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

B-13

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“Proxy Voting Policies”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).

A. VOTING GUIDELINES

General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that—guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Review Group

The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3. Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4. Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

(1)	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2)	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

5. Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E. REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

Overview	B-19
Proxy Voting Procedures	B-20
Proxy Voting Service	B-20
Proxy Coordinator	B-20
Referral Items	B-20
Conflicts of Interest	B-21
Securities Lending	B-21
Share-Blocking	B-21
Record Keeping	B-21
Disclosure	B-22
Proxy Voting Oversight Group	B-22
Proxy Voting Policies	B-23
Administrative	B-23
Auditors	B-24
Board of Directors	B-24
Capital Structure	B-25
Compensation	B-26
Corporate Governance	B-27
Mergers and Restructurings	B-28
Mutual Funds	B-28
Social Issues	B-29
Takeover-Related Measures	B-29

OVERVIEW

Pioneer is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client’s interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

The Proxy Voting Policies and Procedures are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer’s position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer’s Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

PROXY VOTING PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

Proxy Coordinator

Pioneer’s Director of Investment Operations (the “Proxy Coordinator”) coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer’s policy as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under “Conflicts of Interest.” The Compliance Department will provide a “Conflicts of Interest Report,” applying the criteria set forth below under “Conflicts of Interest,” to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer’s interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer’s internal vote recommendation would favor Pioneer’s interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

•	An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

Proxies are not available to be voted when the shares are out on loan through either Pioneer’s Lending Program or a client’s managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

•	Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client’s file for a period not less than six (6) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer’s website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer’s: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

PROXY VOTING POLICIES

Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against directors who:

•	Have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead “ directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

•	Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

•	Contested election of directors.

•	Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

•	Mandatory retirement policies.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Share repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

•	401(k) benefit plans.

•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricings be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan, plans that grant discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

Corporate Governance

Pioneer will vote for:

•	Confidential Voting.

•	Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

•	Disclosure of beneficial ownership.

We will vote on a case-by-case basis on the following issues:

•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

Social Issues

Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to: (i) conduct studies regarding certain issues of public concern and interest; (ii) study the feasibility of the company taking certain actions with regard to such issues; or (iii) take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest. We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for changes in the company’s business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

•	Cumulative voting.

•	Increase ability for shareholders to call special meetings.

•	Increase ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards.

•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction—Morgan Stanley Investment Management’s (“MSIM”) policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the “MSIM Funds”), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services—To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies—While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. Management Proposals

1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	Election of Directors.

•	Limiting Directors’ liability and broadening indemnification of Directors.

•	Requirement that a certain percentage (up to 66 2/3%) of its Board’s members be comprised of independent and unaffiliated Directors.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

•	General updating/corrective amendments to the charter.

•	Elimination of cumulative voting.

•	Elimination of preemptive rights.

•	Provisions for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

Capitalization changes

•	Capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Establishment of Employee Stock Option Plans and other employee ownership plans.

Anti-Takeover Matters

•	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Creation of “blank check” preferred stock.

•	Changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, based on, among other things, MSIM internal company-specific knowledge.

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i)	Whether the stock option plan is incentive based;

(ii)	For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii)	For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals

1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

•	Requiring auditors to attend the annual meeting of shareholders.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Requirement that a certain percentage of its Board’s members be comprised of independent and unaffiliated Directors.

•	Confidential voting.

•	Reduction or elimination of supermajority vote requirements.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Restoring cumulative voting in the election of directors.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Requiring shareholder approval for bylaw or charter amendments.

•	Requiring shareholder approval for shareholder rights plan or poison pill.

•	Requiring shareholder approval of golden parachutes.

•	Elimination of certain anti-takeover related provisions.

•	Prohibit payment of greenmail.

3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

•	Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

•	Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. Proxy Review Committee

1. The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a)	The Committee, which will consist of members designated by MSIM’s Chief Investment Officer, is responsible for establishing MSIM’s proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend as necessary MSIM’s proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Greenwich Street Series Fund

Prospectus

April 30, 2005

Salomon Brothers Variable Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (“Trust”). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those Policies.

The Statement of Additional Information (“SAI”) provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

On April 15, 2005, the Board of Trustees of Greenwich Street Series Fund (the “Trust”), on behalf of the Salomon Brothers Variable Money Market Fund (the “fund”), approved a proposed reorganization pursuant to which Smith Barney Money Market Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the all of liabilities of the Fund in exchange for shares of the Smith Barney Money Market Portfolio. This reorganization will allow fund shareholders to maintain an investment in a fund with the substantially identical investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization fund shareholders would receive shares of the Smith Barney Money Market Portfolio equal in value to their investment in the Fund in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be reorganized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the fund, as provided in the fund’s Prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the fund’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the fund. Fund shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust.

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that the fund will achieve its investment objective.

The manager:

Salomon Brothers Asset Management Inc (“SaBAM” or the “manager”) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (“CGM”) and a subsidiary of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (“SBFM”) is the fund’s administrator.

Greenwich Street Series Fund

1

Investments, risks and performance

Investment objective

Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Key investments

The fund invests in short-term money market securities, including U.S. government securities, repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers’ acceptances and high-quality commercial paper and short-term corporate debt obligations of U.S. and foreign issuers, including variable-rate and floating-rate securities. The fund invests only in securities purchased with and payable in U.S. dollars.

Credit Quality:  The fund invests exclusively in securities rated within the two highest short-term rating categories by a nationally recognized ratings organization.

Maturity:  The fund normally maintains a dollar-weighted average maturity of 90 days or less. Individual investments must have a remaining maturity of 397 days or less.

Selection process

In selecting investments for the fund, the manager looks for:

•	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

•	Issuers offering minimal credit risk

•	Maturities consistent with the manager’s outlook for interest rates

Under normal market conditions, the fund intends to concentrate more than 25% of its assets in short-term bank instruments.

Greenwich Street Series Fund

2

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is not guaranteed and it is possible to lose money. The fund could underperform other short term debt instruments or money market funds, if:

•	Interest rates rise sharply
•	An issuer or guarantor of the fund’s securities defaults, or the security’s credit rating is downgraded
•	Adverse events in the banking industry reduce the value of the fund’s investments in bank instruments
•	Sectors or issuers the fund has emphasized fail to perform as expected
•	The value of the fund’s foreign securities declines because of unfavorable government actions or political instability
•	The manager’s judgment about the value or credit quality of a particular security proves to be incorrect

In addition to the foregoing principal risks, the fund is also subject to money market securities risks, interest rate risks, foreign exposure risks, financial services exposure risks and issuer-specific changes risks. The risks are more fully described in “More on the fund’s investments.”

Greenwich Street Series Fund

3

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year for the last ten calendar years. The table shows how the fund’s average annual returns for different calendar years compare to the return of the 90-day Treasury Bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 1.37% in 3rd quarter 2000 Lowest: 0.02% in 4th quarter 2003.

Total Return

The bar chart shows the fund’s performance for each full calendar year for the last ten years.

Risk return bar chart

Risk return table

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-Day Treasury Bill. The performance indicated does not reflect Policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2004)
	One year	Five years	Ten years
Fund	0.49%	1.86%	3.20%
90-Day Treasury Bill	1.38%	2.67%	3.88%

The fund’s 7-day yield as of December 31, 2004 was 0.91%. Call toll free 1-800-451-2010 for the fund’s current 7-day yield.

Fee table

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Advisory and administration fees	0.50%
Distribution (12b-1) fees	None
Other expenses	5.00%
Total annual fund operating expenses*	5.50%
*	Currently, the manager and SBFM are waiving the management fees and reimbursing expenses to limit total annual fund operating expenses. As a result of this voluntary expense limitation, the total annual fund operating expenses will not exceed 1.25%. The manager may change or eliminate the expense limitation at any time.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$549	$1,638	$2,716	$5,364

The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year
•	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the fund’s investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund’s investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

Money Market Securities

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security’s maturity. Money market securities include bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Interest Rate Changes	Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure	Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure	Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes	Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

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Credit quality of fixed income securities

If a security receives different ratings, a fund will treat the securities as being rated in the highest of those ratings. The fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to over-the-counter derivative contracts.

Other Risk Factors

Temporary Defensive Position	The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Investment Policies	Unless noted as fundamental, the fund’s investment policies may be changed by the Trust’s Board of Trustees without approval of shareholders or Policyholders. A change in the fund’s investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.

Portfolio holdings	The fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Management

The manager

Salomon Brothers Asset Management Inc.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund’s manager oversees the investment operations of the fund and receives the following fee for these services:

Actual advisory fee paid for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual advisory fee (as a percentage of the fund’s average daily net assets)
0.36%	0.36%

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Martin Hanley	Portfolio Manager; Investment Officer of SBAM;
Managing Director of CGM. He has been with CGM or its predecessor companies since 1983. He holds a B.S. from Southern Methodist University and an M.B.A. from the University of Pennsylvania Wharton School of Finance.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund is contained in the SAI.

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives the following fee.

Actual administration fee paid for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual administration fee (as a percentage of the fund’s average daily net assets)
0.20%	0.20%

SBFM is voluntarily waiving its administration fee for the fund. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

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Recent Developments

In connection with an investigation previously disclosed by Citigroup, the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund’s custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to Policy holders.)

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Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange (“NYSE”) on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its

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performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Money market portfolios are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Portfolio’s yield and current market yields, which could have the effect of reducing the Portfolio’s yield. In addition, frequent purchases and redemptions of a Portfolio’s shares could increase the portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the Portfolio’s performance.

Pricing of Fund Shares

The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange (“NYSE”) is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund’s currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, the fund uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the net asset value (“NAV”) next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund’s investment portfolio between purchase and redemption.

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The fund computes the NAV for purchases and redemptions as of the close of the NYSE on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the NYSE is closed (other than on weekends and holidays), when trading on the NYSE is restricted, or when permitted by the SEC.

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Tax Consequences of Dividends and Distributions

The fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA contract or VLI policy. Under current tax law, distributions that are left to accumulate in a Policy are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

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Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

	Money Market Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.005	0.002	0.005	0.029	0.052
Dividends from net investment income	(0.005)	(0.002)	(0.005)	(0.029)	(0.052)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return(1)	0.49%	0.18%	0.52%	2.91%	5.32%
Net Assets, End of Year (000’s)	$620	$733	$1,613	$2,806	$2,777
Ratios to Average Net Assets:
Expenses(2)(3)	0.84%	0.95%	1.23%	1.25%	1.22%
Net investment income	0.49	0.19	0.53	2.82	5.13
(1)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The investment advisor and administrator voluntarily waived all or a portion of their fees and/or reimbursed expenses for the years ended December 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratios would have been 5.50%, 5.36%, 2.98%, 2.59% and 1.87%, respectively.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the manager may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.

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Greenwich Street Series Fund

Salomon Brothers Variable Money Market Fund

A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up only to report portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6310)

FD02606  4/05

Greenwich Street Series Fund

Prospectus

April 30, 2005

Salomon Brothers Variable International Equity Fund

Class I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those Policies.

The Statement of Additional Information (“SAI”) provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

On April 15, 2005, the Board of Trustees of Greenwich Street Series Fund, (the “Trust”), on behalf of the Salomon Brothers Variable International Equity Fund (the “fund”), approved a proposed reorganization pursuant to which Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the fund in exchange for shares of the Smith Barney International All Cap Growth Portfolio. This reorganization will allow fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization fund shareholders would receive shares of the Smith Barney International All Cap Growth Portfolio equal in value to their investment in the fund in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the fund, as provided in the fund’s Prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the fund’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the fund. Fund shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the “Trust”).

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that the fund will achieve its investment objective.

The manager:

Salomon Brothers Asset Management Inc (“SaBAM” or the “manager”) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (“CGM”) and a subsidiary of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (“SBFM”) is the fund’s administrator.

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Investments, risks and performance

Investment objective

Total return on its assets from growth of capital and income.

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process

The manager emphasizes individual security selection while diversifying the fund’s investments across regions and countries. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, medium or small market capitalizations and may operate in any market sector. Depending on the manager’s assessment of a country’s or sector’s potential for long-term growth, the fund’s emphasis among foreign markets and types of companies may vary.

In selecting individual companies for investment, the manager looks for:

•	Above average earnings growth

•	High relative return on invested capital

•	Experienced and effective management

•	Effective research, product development and marketing

•	Competitive advantages

•	Strong financial condition or stable or improving credit quality

By spreading the fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

•	Low or decelerating inflation which creates a favorable environment for securities markets

•	Stable government with policies that encourage economic growth, equity investment and development of securities markets

•	Currency stability

•	The range of individual investment opportunities

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	Foreign stock prices decline
•	Adverse governmental action or political, economic or market instability occurs in a foreign country or region
•	The currency in which a security is priced declines in value relative to the U.S. dollar
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
•	Stock prices decline generally
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
•	An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company’s stock
•	The markets strongly favor growth stocks over stocks with value characteristics

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

In addition to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in “More on the fund’s investments.”

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Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance for the last ten years. The table shows how the fund’s average annual returns for different for the last ten years compare to the return of the Morgan Stanley EAFE Index (“EAFE Index”), an unmanaged broad-based index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly Returns:  Highest: 41.59% in 4th quarter 1999 Lowest: (22.44)% in 3rd quarter 2001.

Total Return

The bar chart shows the Class I shares’ performance for each full calendar year since inception.

Risk return bar chart

Risk return table

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of EAFE Index. The performance indicated does not reflect Policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2004)
	One year	Five years	Ten Years*
Class I Shares	17.04%	(8.39)%	5.11%
EAFE Index*	20.25%	(1.13)%	5.62%
* It	is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee table

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)	Class I
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Management fees	0.97%
Distribution (12b-1) fees	None
Other expenses	1.81%
Total annual fund operating expenses	2.78%

Effective August 1, 2004, the fund no longer pays an administration fee. Prior to August 1, 2004 the fund had paid an administration fee at an annual rate of 0.20% of net assets. The expense information in the table has been restated to reflect current fees.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	281	862	1,469	3,109

The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the fund’s investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund’s investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

Equities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. As a shareholder of another investment company, the fund would bear, along with other shareholders, the pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.

Fixed Income Investments (limited extent)

The fund may invest up to 20% of its assets in debt securities of any credit quality or maturity of foreign corporate and governmental issuers, as well as U.S. government securities and money market obligations of U.S. and foreign corporate issuers.

Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit quality of fixed income securities

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to OTC derivative contracts

Below investment grade securities

Securities are below investment grade if:

• They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

• They have received comparable short-term ratings, or

• They are unrated securities the manager believes are of comparable quality to below investment grade securities

Foreign Securities Investments	An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. These are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Foreign securities may be less liquid than U.S. securities.

Emerging Market Investments	Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives And Hedging Techniques

Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

• To hedge against the economic impact of adverse changes in the market value of the fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates

• As a substitute for buying or selling securities

• As a cash flow management technique

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Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

Other Risk Factors

Portfolio Risk	Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position	The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover	The fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on the fund’s performance.

Investment Policies	Unless noted as fundamental, the fund’s investment policies may be changed by the Trust’s Board of Trustees without approval of shareholders or Policy holders. A change in the fund’s investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.

80% Investment Policy	The fund will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Portfolio Holdings	The fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Management

The manager

Salomon Brothers Asset Management Inc.

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund’s manager oversees the investment operations of the fund and receives the following fee for these services:

Actual advisory fee paid for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual advisory fee (as a percentage of the fund’s average daily net assets)
0.85%	0.85%

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Jeffrey Russell	Portfolio Manager; Investment Officer of SBAM;
Managing Director of CGM. He has been with CGM or its predecessor companies since 1990. Mr. Russell earned a B.S. in Civil Engineering from the Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania—Wharton School of Finance. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Additional information about the portfolio manager’s compensation, other accounts managed by the team managers, portfolio manager and the portfolio manager’s ownership of securities in the fund is contained in the SAI.

Administrator

Effective August 1, 2004, the fund no longer pays an administration fee. Prior to August 1, 2004 the fund had paid an administration fee at an annual rate of 0.20% of net assets.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

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Recent developments

In connection with an investigation previously disclosed by Citigroup, the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Shareholder transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund’s custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to Policy holders.)

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Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange (“NYSE”) on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its

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performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Pricing of fund shares

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

Purchases and redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

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Fund shares are purchased and redeemed at the net asset value (“NAV”) next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund’s investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the NYSE on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the NYSE is closed (other than on weekends and holidays), when trading on the NYSE is restricted, or when permitted by the SEC.

Tax consequences of dividends and distributions

The fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA contract or VLI policy. Under current tax law, distributions that are left to accumulate in a Policy are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

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Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

	International Equity Fund
Class I Shares	2004(1)		2003	2002(1)	2001(1)(2)	2000(1)
Net asset value, beginning of year	$7.10		$6.11	$9.11	$192.64	$331.20
Income (loss) from operations:
Net investment loss	(0.06)		(0.03)	(0.07)	(0.05)	(1.92)
Net realized and unrealized gain (loss)	1.27		1.59	(1.87)	(59.15)	(53.92)
Total income (loss) from operations	1.21		1.56	(1.94)	(59.20)	(55.84)
Less dividends and distributions from:
Net investment income	—		—	—	—	(9.44)
Net realized gains	(0.51)		(0.57)	(1.06)	(124.33)	(73.28)
Total dividends and distributions	(0.51)		(0.57)	(1.06)	(124.33)	(82.72)
Net asset value, end of year	$7.80		$7.10	$6.11	$9.11	$192.64
Total return(3)	17.04%		25.63%	(21.82)%	(30.80)%	(18.90)%
Net assets, end of year (000’s)	$3,178		$3,327	$3,282	$5,554	$11,022
Ratios to average net assets:
Expenses	2.74	%(4)	2.60%	2.54%	1.41%	1.41%
Net investment loss	(0.87)		(0.57)	(0.92)	(0.23)	(0.78)
Portfolio turnover rate	20%		30%	28%	0%	1%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 2.78%.

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Greenwich Street Series Fund

Salomon Brothers Variable International Equity Fund

Class I Shares

A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6310)

FD02620 4/05

April 30, 2005

STATEMENT OF ADDITIONAL INFORMATION

GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectus of the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Equity Index Portfolio, Fundamental Value Portfolio, Intermediate High Grade Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund, Salomon Brothers Variable International Equity Fund and Salomon Brothers Variable Money Market Fund, each dated April 30, 2005 (each, a “Portfolio,” and collectively, the “Portfolios”) of Greenwich Street Series Fund (the “Fund”), as each may be revised from time to time.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Each of the Equity Index Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund and Salomon Brothers Variable International Equity Fund currently offers two classes of shares: Class I shares and Class II shares. The Capital and Income Portfolio only offers Class II shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1

Investment Goals and Policies of Each Portfolio	2
Appreciation Portfolio	3
Capital and Income Portfolio	3
Diversified Strategic Income Portfolio	4
Equity Index Portfolio	4
Fundamental Value Portfolio	5
Intermediate High Grade Portfolio	6
Salomon Brothers Variable All Cap Value Fund	7
Salomon Brothers Variable Aggressive Growth Fund	8
Salomon Brothers Variable Growth & Income Fund	9
Salomon Brothers Variable International Equity Fund	9
Salomon Brothers Variable Money Market Fund	11
Investment Objectives, Management Policies And Risk Factors	12
Disclosure of Portfolio Holdings	33
Investment Restrictions	36
Portfolio Turnover	40
Portfolio Manager Disclosure	41
Portfolio Transactions	45
Management of the Fund	49
Trustees and Officers of the Fund	50
Investment Advisers, Sub-Investment Adviser and Administrator	57
Purchase and Redemption of Shares	65
Purchase of Shares	65
Dividends and Distributions	66
Taxes	67
Organization of the Fund	68
Custodian, Transfer Agent and Sub-Transfer Agent	69
Financial Statements	70
Appendix A—Summary of Proxy Voting Policy & Procedures	A-1
Appendix B—Summary of Subadvisor’s Proxy Voting Policy and Procedures	B-1
Appendix C—Special Considerations	C-1
Appendix D—Ratings on Debt Obligations	D-1

INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO

The Fund’s prospectus discusses the investment goals of the Portfolios currently offered by the Fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

The Fund is registered with the Securities and Exchange Commission (“SEC”), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Amended and Restated Master Trust Agreement (the “Master Trust Agreement”) authorizes the Board of Trustees (“Board”) to divide the Fund’s shares into two or more series related to separate investment portfolios (“Portfolios”) and further allows the Board to establish additional series at any time.

The Fund is currently divided into multiple Portfolios, each with its own investment objective, policies and restrictions. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that a Portfolio will achieve its investment objective.

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Appreciation Portfolio

The Portfolio invests primarily in equity and equity-related securities believed to afford attractive opportunities for appreciation. The Portfolio may also hold securities convertible into common stocks and warrants. When the adviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The Portfolio may invest directly in foreign issuers or invest in depository receipts.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Capital and Income Portfolio

The Portfolio invests in equity and fixed income securities of both U.S. and foreign issuers. The Portfolio seeks to generate income and appreciation by allocating Portfolio assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible securities, including synthetic convertible securities. To generate income and enhance exposure to the equity markets, the Portfolio will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment grade are commonly referred to as “junk bonds.” Fixed income securities may be of any maturity.

By investing in a combination of equity and fixed income securities, the Portfolio seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income. The Portfolio may also use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of its securities. The Portfolio may write covered put and call options on securities. The Portfolio may invest in yield capital options. The Portfolio may invest in swaps, caps, floors, collars and swaptions. The Portfolio may enter into short sales including short sales against the box.

The Portfolio’s investments in equity securities may include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests, equity-linked debt securities, depository receipts, real estate investment trusts and other equity participations. The Portfolio may lend portfolio securities up to 10% of the Portfolio’s total assets.

The Portfolio’s investments in fixed income securities may include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The price of fixed income securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 10% of its total assets in corporate loans.

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Because the Portfolio may invest in securities of foreign issuers, the Portfolio carries additional risks. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. Currency fluctuations could erase investment gains or add to investment losses.

Diversified Strategic Income Portfolio

The Portfolio invests primarily in three types of fixed-income securities: U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio may invest up to 20% of its total assets in emerging market debt rated below investment grade.

The Portfolio may invest in Eurodollar and Yankee obligations. Up to 20% of the Portfolio’s total assets may be invested in cash and money market instruments at any time. Although the Portfolio invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights.

The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio’s assets may be invested in developing countries.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value under its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The Portfolio may invest up to 15% of its total assets in corporate loans.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Options Clearing Corporation (“OCC”), but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Equity Index Portfolio

The Portfolio invests primarily in common stocks included in the S&P 500 Index. The Portfolio will seek to achieve its goal by owning substantially all 500 stocks in the S&P 500 Index in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Portfolio at that time.

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The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the adviser believes such investments will assist the Portfolio in approximating the return of the S&P 500 Index.

The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500 Index.

The Portfolio will use the S&P 500 Index as its standard for performance comparison because the S&P 500 Index is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). Standard & Poor Rating Group (“S&P”) chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor of nor in any way affiliated with the Portfolio.

The Portfolio’s ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio’s assets to the S&P 500 to the maximum extent practicable.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios.

The Portfolio in anticipation of the purchase of securities may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Fundamental Value Portfolio

The Portfolio invests primarily in common stocks and common stock equivalents of companies the adviser believes are undervalued in the marketplace. The Portfolio’s investment in common stocks and common stock equivalents, include preferred stocks and other securities convertible into common stocks.

The Portfolio may also invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the adviser to be of comparable quality.

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The Portfolio may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants.

The Portfolio also may lend its portfolio securities and enter into short sales against the box.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may also write call and buy put options on stock indexes.

Intermediate High Grade Portfolio

On April 15, 2005 the Board, approved a proposal to liquidate the Fund.

Shareholders will be mailed a proxy statement asking them to approve liquidation of the Portfolio. The Portfolio’s assets have remained relatively small since its inception, and certain cost efficiencies that were anticipated never materialized.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders will be mailed proxy materials describing the proposed reorganization, in anticipation of a meeting of the shareholders. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers. The portion of the Portfolio’s assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock.

The Portfolio may not hold securities rated lower than Baa by Moody’s or BBB by S&P, or the equivalent by another NRSRO or unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating- or variable-rate demand notes.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up

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to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A under the 1933 Act. The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable All Cap Value Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Portfolio in exchange for shares of the Smith Barney International All Cap Growth Portfolio. This reorganization will allow Portfolio shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney International All Cap Growth Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Fund’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests primarily in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stock.

The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when Adviser believes smaller companies offer more attractive value opportunities.

Other types of securities that may be held by the Portfolio when deemed advisable by the adviser include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, and up to 10% of the portfolio’s assets may be invested in debt securities rated as low as B by Moody’s, S&P (or the equivalent by another NRSRO) or in unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Portfolio also may enter into repurchase agreements and reverse repurchase

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agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable Aggressive Growth Fund

The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the fund’s assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities that may not be sold without registration under the 1993 Act, and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

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Salomon Brothers Variable Growth & Income Fund

The Portfolio invests primarily in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities rated investment grade or deemed to be of comparable quality.

The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable International Equity Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Portfolio in exchange for shares of the Smith Barney International All Cap Growth Portfolio. This reorganization will allow Portfolio shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney International All Cap Growth Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in a diversified portfolio of equity securities of established non-U.S. issuers. Equity securities include dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities.

The Portfolio may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers.

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Investments may be made for capital appreciation or income, or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the Portfolio’s assets which may be invested for growth or income and therefore, from time to time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.

The Portfolio will generally invest its assets broadly among countries and will have represented in its portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 80% of its assets in companies organized, or governments located in, any area of the world other than the United States, including the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its adviser may determine from time to time.

The Portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its adviser, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio’s assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio’s investment objective. It is expected that securities held by the Portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets. To the extent the Portfolio’s assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. or foreign, high-quality money market instruments and their equivalents.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements. The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities.

The Portfolio’s dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. The Portfolio may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund.

The Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets.

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Salomon Brothers Variable Money Market Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney Money Market Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Fund in exchange for shares of the Smith Barney Money Market Portfolio. This reorganization will allow Fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney Money Market Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Fund’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Fund shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in high-quality short-term money market instruments. The Portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (“U.S. government securities”); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers’ acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments.

Except when maintaining a temporary defensive position, the Portfolio intends to invest more than 25% of its assets in short-term bank instruments. The Portfolio will invest in money market instruments determined by the adviser to present minimal credit risks and which at the time of purchase are considered to be “eligible securities,” as defined by the SEC.

The Portfolio will invest only in securities purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the Portfolio.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Portfolio will invest exclusively in money market instruments. The Portfolio will concentrate at least 25% of its assets in the banking industry, provided that, if, at some future date, adverse economic conditions prevail in this industry, the portfolio may temporarily invest less than 25% of its assets in the banking industry for defensive purposes. Because of its concentration policy, the portfolio may be subject to greater risk and market fluctuation than a portfolio that had securities representing a broader range of investment alternatives.

The Portfolio’s concentration policy is a fundamental policy that cannot be changed without the approval of a majority of the Portfolio’s outstanding voting securities.

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The Portfolio will not purchase time deposits (“TDs”) maturing in more than six months and will limit its investment in TDs maturing from two business days through six months to 10% of its total assets. Except when maintaining a temporary defensive position, the portfolio will invest more than 25% of its assets in short-term bank instruments of the types discussed above.

The Portfolio may purchase a Certificate of Deposit (CD) issued by a bank, savings and loan association or similar institution with less than $1 billion in assets (a “Small Issuer CD”) so long as (a) the issuer is a member of the Federal Deposit Insurance Corporation (“FDIC”) or Office of Thrift Supervision (the “OTS”) and is insured by the Savings Association Insurance Fund (the “SAIF”), which is administered by the FDIC and is backed by the full faith and credit of the U.S. government, and (b) the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Money Market Portfolio will at any time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the portfolios are supervised by the OTS and are insured by SAIF. As a result, such savings and loan associations are subject to regulation and examination.

The Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix D to the SAI. The Portfolio may invest up to 25% of the then-current value of the portfolio’s total assets in the securities of a single issuer for a period of up to three business days, provided (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the portfolio does not make more than one such investment at any one time.

The Portfolio is prohibited from purchasing a security unless that security is (a) rated by at least two NRSROs (such as Moody’s or S&P) within the highest rating assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) or (b) rated by at least two NRSROs within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) and not more than 5% of the assets of the portfolio will be invested in such securities. Comparable quality shall be determined in accordance with procedures established by the Board.

The Portfolio may acquire floating- and variable-rate demand notes of corporate issuers. The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Investment Objectives, Management Policies And Risk Factors

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

Each Portfolio is a diversified, open-end management investment company. The prospectus discusses the investment objectives of the Portfolios, which are a separate series of the Fund, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

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Equity Securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price.

When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

Certain Portfolios may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Portfolio at different times.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer

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together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (“REITs”).    REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Other Investment Companies.    Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

Other investment companies’ securities include shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”).

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A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Short Sales.    Certain Portfolios may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the Portfolio sold the security. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio’s losses on short sales are potentially unlimited. Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit a Portfolio’s short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Adviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio’s holdings of individual stocks in that sector.

Short Sales “Against the Box.”    In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an adviser considers appropriate.

Fixed Income Securities.    The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios’ yield will tend to be somewhat higher than prevailing market rates and, in periods of

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rising interest rates, the Portfolios’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria.    Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by an adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in Appendix D following this SAI.

Ratings as Investment Criteria.    In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be

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emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio’s Advisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Bank Obligations.    U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the portfolios’ advisers will carefully evaluate such investments on a case-by-case basis.

Money Market Instruments.    A Portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements

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with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. A Portfolio may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a Portfolio may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Investment in Other Investment Companies.    Each Portfolio can invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, a Portfolio can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Portfolio might do so as a way of gaining exposure to the segments of the equity or fixed income markets represented by the Exchange Traded Funds portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. No Portfolio intends to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Portfolio would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Short Sales.    If a Portfolio anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Portfolio may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever a Portfolio sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, each Portfolio may purchase call options to buy securities sold short by the Portfolio. Such options would lock in a future price and protect the Portfolio in case of an unanticipated increase in the price of a security sold short by the Portfolio.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by a Portfolio will be “against the box,” or the Portfolio’s obligation to deliver the securities sold short will be “covered.” A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets. Management currently intends to limit each Portfolio’s short sales to shares issued by Exchange Traded Funds. Utilizing this strategy will allow the subadviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell a Portfolio’s holdings of individual stocks in that sector.

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Repurchase Agreements.    Each Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Each Portfolio would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The adviser will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the adviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Mortgage-Backed Securities.    Certain Portfolios may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned

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entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund, consistent with the Portfolios’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities.    Certain Portfolios may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting

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from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Mortgage Dollar Roll Transactions.    In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities.    High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

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Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the adviser will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities.    Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities.    Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs.    American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds.    Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities.

Risks of Non-U.S. Investments.    To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non- U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced

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significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations.    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.    Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks.    The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

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Custodian Services and Related Investment Costs.    Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes.    The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates.    A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts.    The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s Adviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.    Certain Portfolios may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices.    Certain Portfolios may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options.    Certain Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option. A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.

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The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Swaps, Caps, Floors, Collars and Swaptions.     As one way of managing its exposure to different types of investments, certain Portfolios may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Portfolio will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Yield Curve Options.    Certain Portfolios may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options may be used for the same purposes as other options on securities. Specifically, the Portfolio may purchase or write such options for hedging purposes. For example, the Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities, anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisers, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated.

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Yield curve options written by the Portfolio will be “covered.” A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio’s net liability under the two options. Therefore, the Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Risks of Trading Options.    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an adviser’s ability to predict future price fluctuations and the degree of correlation

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between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between a Portfolio’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options.    Certain Portfolios may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Adviser that such contracts are necessary or appropriate in the management of a Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by persons who have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to regulation or regulation under the Commodity Exchange Act. A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio’s assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio’s assets.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

U.S. Government Securities.    The U.S. government securities in which a Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia

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Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Each Portfolio will not be a commodity pool. In addition, the advisers have claimed an exclusion from the definition of commodity pool operation and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). To attempt to hedge against adverse movements in exchange rates between currencies, a Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadvisor anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadvisor believes that a particular currency may decline compared to the U.S. dollar or another currency, a Portfolio may enter into a forward contract to sell the currency the subadvisor expects to decline in an amount approximating the value of some or all of a Portfolio’s securities denominated in that currency, or when the subadvisor believes that one currency may decline against a currency in which some or all of the portfolio securities held by a Portfolio are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadvisor believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated (“cross hedging”). A Portfolio will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the Portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value

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of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of a Portfolio’s commitments with respect to such contracts.

Exchange Rate-Related U.S. Government Securities.    Certain Portfolios may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts.    Certain Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable Fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the Fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities.    Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is

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made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements.    Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. An adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements.    Certain Portfolios may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio’s indebtedness and will have the effect of leveraging the Portfolio’s assets.

Borrowing.    Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements, a Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. Cash, letters of credit or U.S. government securities will collateralize a Portfolio’s loan of securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the

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loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities.    Cannot be resold at their approximate carrying value within 7 days. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Adviser. The Advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the advisers’ application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Corporate Loans.    Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The portfolio may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse effect on the portfolio’s net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or are secured with collateral.

The Portfolio may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the Portfolio acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the Portfolio having a contractual relationship only with the lender and not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by management to be creditworthy. When the Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s investments and calculating its net asset value. The Portfolio’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

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Leverage.    If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Portfolio’s shares and in the Portfolio’s yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.

Securities of Unseasoned Issuers.    Certain Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Temporary Investments.    For temporary defensive purposes, during periods when an adviser of a Portfolio believes that pursuing a Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio’s U.S. dollar-denominated temporary investments are managed by Smith Barney Fund Management LLC (“SBFM”). A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, certain Portfolios may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the adviser to be of equivalent quality. A Portfolio may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar- denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio’s Adviser.

Disclosure of Portfolio Holdings

The Trust’s board of trustees has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes a Portfolio’s adviser, with respect to the disclosure of a Portfolio’s portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that disclosure of information about a Portfolio’s portfolio holdings be in the best interests of a Portfolio’s shareholders, and that any conflicts of interest between the interests of a Portfolio’s shareholders and those of SBFM or Citigroup Global Markets Inc.

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(“CGM”) or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy. CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market.

A Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to “ongoing arrangements,” a Portfolio’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or a Portfolio’s internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR .

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1.  A Portfolio’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2.  A Portfolio’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) the Portfolio’s performance attribution (e.g., analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include Portfolio holdings together with other securities) followed by a Portfolio’s portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, a Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of a Portfolio and neither the Portfolio, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available Portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to the Board at its next regularly scheduled meeting.

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All ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed by the Board no less frequently than quarterly.

Currently, the Portfolio, along with other funds in the fund complex, discloses portfolio holdings approximately 25 days after calendar quarter end on the website, www.citigroupam.com.

Set forth below are charts showing those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, each of the Portfolios described in this SAI releases its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, each of the Portfolios described in this SAI, except if otherwise noted below, may also release its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

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Investment Restrictions

The investment restrictions numbered 1 through 7 have been adopted by the Fund with respect to the Portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a Portfolio’s fundamental policy may not be changed without the vote of a “majority” of the outstanding voting securities of that Portfolio. “Majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding shares of that Portfolio. The remaining restrictions are non-fundamental policies and may be changed by vote of a majority of the Board at any time.

The investment policies adopted by the Fund prohibit a Portfolio from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Borrowing money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Engaging in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act, in disposing of Portfolio securities.

4.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a Portfolio’s investment objective and policies); or (d) investing in real estate investment trust securities.

5.  Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; provided that this limitation shall not apply to the purchase of with respect to the Money Market Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers’ acceptances and letters of credit that have been issued by U.S. banks.

7.  Issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

36

8.  Investing in oil, gas or other mineral exploration or development programs, except that the portfolios may invest in the securities of companies that invest in or sponsor these programs.

9.  Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10.  Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the Portfolio’s investment goals and policies.

11.  Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Fundamental Value Portfolio, International Equity Fund, Aggressive Growth Fund, Intermediate High Grade Portfolio and Diversified Strategic Income Portfolio) of the total assets of the portfolio would be invested in such securities. However, with respect to the Money Market Fund, Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio this restriction will not apply to securities subject to Rule 144A under the 1933 Act if two or more dealers make a market in such securities.

12.  Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days (in the case of the Money Market Fund, time deposits maturing from two business days through six months).

13.  Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

14.  Making investments for the purpose of exercising control or management.

15.  Investing in warrants (except as permitted under the Portfolio’s investment goals and policies or other than warrants acquired by the portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio’s net assets or if, as a result, more than 2% (5% in the case of the International Equity Fund) of the Portfolio’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

Holdings of the securities of the Portfolios regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2004:

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Salomon Brothers Variable Money Market Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
(000’s omitted)
N/A

Diversified Strategic Income Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE BEAR STEARNS COS INC.	D	383
CS FIRST BOSTON	D	336
BANK OF AMERICA CORP.	D	399
MORGAN STANLEY	D	184

Salomon Brothers Variable All Cap Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
JPMORGAN CHASE & CO.	E	82
MERRILL LYNCH & CO., INC.	E	66
STATE STREET CORP.	E	49
MORGAN STANLEY	E	33

Salomon Brothers Variable International Equity Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
UBS AG	E	92

Salomon Brothers Variable Growth & Income Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
BANK OF AMERICA CORP.	E	342
THE GOLDMAN SACHS GROUP, INC.	E	171
MERRILL LYNCH & CO. INC.	E	197
JPMORGAN CHASE & CO.	E	231
THE BANK OF NEW YORK CO., INC.	E	94

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Fundamental Value Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
JPMORGAN CHASE & CO.	E	17,484
MERRILL LYNCH & CO., INC.	E	10,095
STATE STREET CORP.	E	7,265
MORGAN STANLEY	E	4,902

Intermediate High Grade Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
(000’s omitted)
N/A	N/A	None

Salomon Brothers Variable Aggressive Growth Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
LEHMAN BROTHERS HOLDINGS INC.	E	1,973
MERRILL LYNCH & CO., INC.	E	1,512

Appreciation Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE GOLDMAN SACHS GROUP, INC.	E	3,017
JPMORGAN CHASE & CO.	E	8,389
MERRILL LYNCH AND CO., INC.	E	11,141
THE BANK OF NEW YORK CO., INC.	E	6,049

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Equity Index Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
CITIGROUP, INC.	E	34,875
BANK OF AMERICA CORP.	E	26,981
JPMORGAN CHASE & CO.	E	19,373
MORGAN STANLEY	E	8,555
MERRILL LYNCH & CO., INC.	E	7,861
THE BANK OF NEW YORK CO., INC.	E	3,637
THE GOLDMAN SACHS GROUP, INC.	E	7,069
STATE STREET CORP.	E	2,315
LEHMAN BROTHERS HOLDINGS INC.	E	3,401
THE BEAR STEARNS COS. INC.	E	1,483

Portfolio Turnover

The Money Market Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the Portfolio’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A Portfolio turnover rate of 100% would occur if all of a Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year.

For regulatory purposes, the portfolio turnover rate for the money market portfolio will be considered 0%.

For the 2004 and 2003 fiscal years, the portfolio turnover rates for each Portfolio having operations during the stated periods were as follows:

Portfolio	12/31/04	12/31/03
Appreciation Portfolio	41%	41%
Capital and Income Portfolio	0%	0%
Diversified Strategic Income Portfolio	57%	54%
Aggressive Growth Fund	57%	3%
All Cap Value Fund	4%	27%
Equity Index Portfolio	1%	0%
Growth & Income Fund	83%	63%
Intermediate High Grade Portfolio	10%	6%
International Equity Fund	20%	30%
Fundamental Value Portfolio	31%	18%
Money Market Fund	0%	0%
All Cap Fund	30%	0%

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Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio’s shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for the funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Appreciation Portfolio	Harry D. Cohen	2 Registered investment companies with $ 6.31 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,680 Other accounts with $4.16 billion in total assets under management

Salomon Brothers Variable Aggressive Growth Fund	Richard A. Freeman	10 Registered investment companies with $11.08 billion in total assets under management	2 Other pooled investment vehicles with $0.29 billion in assets under management	113,720 Other accounts with $8.14 billion in total assets under management

Intermediate High Grade Portfolio	Eugene J. Kirkwood	1 Registered investment companies with $0.09 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	239 Other accounts with $0.91 billion in total assets under management

Appreciation Portfolio	Scott Glasser	3 Registered investment companies with $7.85 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,216 Other accounts with $2.10 billion in total assets under management

Salomon Brothers Variable All Cap Fundamental Value Portfolio	John G. Goode	18 Registered investment companies with $10.68 billion in total assets under management	3 Other pooled investment vehicles with $ 0.52 billion in assets under management	90,863 Other accounts with $13.19 billion in total assets under management

Salomon Brothers Variable Money Market Fund	Martin Hanley	4 Registered investment companies with $24.04 billion in total assets under management	1 Other pooled investment vehicles with $3.09 billion in assets under management	2 Other accounts with $1.07 billion in total assets under management

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	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Salomon Brothers Variable Growth & Income Fund	Michael Kagan	5 Registered investment companies with $4.30 billion in total assets under management	4 Other pooled investment vehicles with $0.52 billion in assets under management	3 Other accounts with $0.05 billion in total assets under management

Equity Index Portfolio	John Lau	3 Registered investment companies with $0.96 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	8 Other accounts with $1.17 billion in total assets under management

Diversified Strategic Income Portfolio	Roger Lavan	16 Registered investment companies with $6.81 billion in total assets under management	4 Other pooled investment vehicles with $0.40 billion in assets under management	4 Other accounts with $1.87 billion in total assets under management

Diversified Strategic Income Portfolio	Beth Semmel	25 Registered investment companies with $15.04 billion in total assets under management	11 Other pooled investment vehicles with $1.75 billion in assets under management	23 Other accounts with $4.21 billion in total assets under management

Diversified Strategic Income Portfolio	Peter Wilby	33 Registered investment companies with $18.53 billion in total assets under management	15 Other pooled investment vehicles with $1.91 billion in assets under management	47 Other accounts with $7.79 billion in total assets under management

Diversified Strategic Income Portfolio	Olivier Asselin	0 Registered investment companies with $0 billion in total assets under management	25 Other pooled investment vehicles with $9.89 billion in assets under management	16 Other accounts with $4.25 billion in total assets under management

Diversified Strategic Income Portfolio	David M. Zahn	0 Registered investment companies with $0 billion in total assets under management	5 Other pooled investment vehicles with $0.61 billion in assets under management	10 Other accounts with $1.34 billion in total assets under management

Salomon Brothers Variable Growth & Income	Kevin Caliendo	5 Registered investment companies with $2.23 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Capital & Income Portfolio	Mark McAllister	17 Registered investment companies with $9.77 billion in total assets under management	2 Other pooled investment vehicles with $0.24 billion in assets under management	15,393 Other accounts with $3.92 billion in total assets under management

Salomon Brothers Variable International Equity Fund	Jeffrey Russell	1 Registered investment companies with $1.77 billion in total assets under management	12,493 Other pooled investment vehicles with $0.58 billion in assets under management	5 Other accounts with $0.16 billion in total assets under management

Capital & Income Portfolio	Michael Sedoy	2 Registered investment companies with $0.54 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Equity Index Portfolio	Louis Scott	4 Registered investment companies with $1.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	6 Other accounts with $0.92 billion in total assets under management

Equity Index Portfolio	Alex Romeo	5 Registered investment companies with $2.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	1 Other accounts with $0.10 billion in total assets under management

Equity Index Portfolio	Daniel Willey	8 Registered investment companies with $2.38 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	15 Other accounts with $2.19 billion in total assets under management

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Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Portfolio’s managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Portfolio shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by Portfolios and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Conflicts of Interest

Material conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises

43

investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The advisers or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The adviser and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Portfolios and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by the portfolio managers.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Appreciation Portfolio	Harry D. Cohen	None
Appreciation Portfolio	Scott Glasser	None
Salomon Brothers Variable Aggressive Growth Fund	Richard A. Freeman	None
Intermediate High Grade Portfolio	Eugene J. Kirkwood	None
Fundamental Value Portfolio	John G. Goode	None
Salomon Brothers Variable All Cap	John G. Goode	None
Salomon Brothers All Cap Value Fund	John G. Goode	None
Salomon Brothers All Cap Value Fund	Peter Hable	None
Salomon Brothers Variable Money Market Fund	Martin Hanley	None
Salomon Brothers Variable Growth & Income Fund	Michael Kagan	None
Salomon Brothers Variable Growth & Income Fund	Kevin Caliendo	None
Equity Index Portfolio	John Lau	None
Equity Index Portfolio	Daniel Willey	None
Equity Index Portfolio	Alex Romeo	None
Equity Index Portfolio	Louis Scott	None
Diversified Strategic Income Portfolio	Roger Lavan	None
Diversified Strategic Income Portfolio	Beth Semmel	None
Diversified Strategic Income Portfolio	Peter Wilby	None
Diversified Strategic Income Portfolio	Olivier Asselin	None
Diversified Strategic Income Portfolio	David M. Zahn	None
Salomon Brothers Variable International Equity Fund	Jeffrey Russell	None
Capital and Income Portfolio	Mark McAllister	None
Capital and Income Portfolio	Michael Sedoy	None

Portfolio Transactions

Most of the purchases and sales of securities for a Portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Portfolio are made by its adviser, which also is responsible for placing these transactions, subject to the overall review of the Board. With respect to the Diversified Strategic Income Portfolio and Capital and Income Portfolio, decisions to buy and sell U.S. securities for the Portfolio are made by the Portfolio’s adviser, which also is responsible for placing these transactions; however, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM Ltd., the Portfolios’ sub-adviser. Although investment decisions for each Portfolio are made independently from those of the other accounts managed by its adviser, investments of the type the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by its adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

45

The following tables set forth certain information regarding each Portfolio’s payment of brokerage commissions with the exception of the Diversified Strategic Income Portfolio, Money Market Fund and Intermediate High Grade Portfolio, which did not pay any brokerage commissions during these time periods.

Fiscal Year Ended December 31, 2004

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$761,520	15,983
Aggressive Growth	17,967	500
All Cap Value	8,259	30
Equity Index	65,865	N/A
Growth & Income	21,268	15
Fundamental Value	1,074,955	29,790
Diversified Strategic	250	N/A
Variable International Equity	4,767	N/A

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	2.1%	2.9%
Aggressive Growth	2.78%	0.81%
All Cap Value		44%
Equity Index	N/A	N/A
Growth & Income	0.07%	0.06%
Fundamental Value	2.77%	2.26%
Diversified Strategic	0%	0%
Variable International Equity	0%	0%

Fiscal Year Ended December 31, 2003

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$911,525	$36,516
Aggressive Growth	$8,905	$0
All Cap Value	$9,840	$70
Equity Index	$125,026	$0
Growth & Income	$18,954	$0
International Equity	$5,531	$0
Fundamental Value	$851,574	$8,435

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	4.01%	2.59%
Aggressive Growth	0%	0%
All Cap Value	0.71%	0.64%
Equity Index	0%	0%
Growth & Income	0%	0%
International Equity	0%	0%
Fundamental Value	0.99%	0.99%

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Fiscal Year Ended December 31, 2002

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$1,229,125	$31,582
Aggressive Growth	$1,628	$0
All Cap Value	$25,229	$85
Equity Index	$190,429	$0
Growth & Income	$16,723	$22
International Equity	$8,560	$99
Fundamental Value	$962,739	$7,603

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	2.57%	3.15%
Aggressive Growth	0%	0%
All Cap Value	0.34%	0.49%
Equity Index	0%	0%
Growth & Income	0.13%	0.18%
International Equity	1.16%	1.43%
Fundamental Value	0.79%	1.03%

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each adviser will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the fund and an adviser authorizes the adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio, the other Portfolios and/or other accounts over which the adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the Fund and the advisers and the sub-adviser and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The Board, in its discretion, may authorize the advisers to cause the Portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The Board periodically will review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio.

For the fiscal year ended December 31, 2004, the following table sets forth certain information regarding a Portfolio’s payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

Portfolio	Total Brokerage Commissions Directed for Research	Amount of Transactions Involving Commissions Directed for Research
Appreciation Portfolio	$117,457	$72,298,232
Fundamental Value Portfolio	$69,398	$22,124,050
Salomon Brothers Variable Aggressive Growth Fund	$3,250	$1,925,065
Salomon Brothers Variable All Cap Value Fund	$324	$77,127
Salomon Brothers Variable International Equity Fund	$3,625	$1,643,641

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that portfolio transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its adviser, the use of such broker-dealer is likely

47

to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute transactions for a Portfolio on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The Portfolios may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

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MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name	Service

Smith Barney Fund Management LLC (“SBFM” or “adviser” and “administrator”)

Investment adviser to Intermediate High Grade, Fundamental Value, Diversified Strategic Income and Appreciation Portfolios; Administrator to each Portfolio except Capital and Income Portfolio: Adviser to Capital and Income Portfolio

Salomon Brothers Asset Management Inc (“SaBAM” or “adviser”)

Investment adviser to Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable International Equity Fund, Salomon Brothers Variable All Cap Value Fund and Salomon Brothers Variable Money Market Fund

Citigroup Asset Management Limited (“CAM Ltd.” or “sub-adviser”)	Sub-investment adviser to Diversified Strategic Income Portfolio and Capital and Income Portfolio

Travelers Investment Management Company (“TIMCO” or “adviser”)	Investment Adviser to Equity Index Portfolio

Citigroup Global Markets Inc. (“CGM” or “distributor”)	Distributor

State Street Bank and Trust Company (“State Street”)	Custodian

Citicorp Trust Bank, fsb (“transfer agent”)	Transfer Agent and Dividend Paying Agent

PFPC Inc. (“sub-transfer agent”)	Sub-Transfer Agent

These organizations and the functions they perform for the portfolios are discussed in the prospectuses and in this SAI.

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Trustees and Officers of the Fund

Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund’s Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the advisers and/or sub-adviser and administrator of the Portfolios and with the Portfolios’ custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the advisers and/or sub-adviser and administrator of the Portfolios. The names of the Trustees, including each Trustee who is not an “interested person” of the Fund or an adviser or its affiliates, as defined in the 1940 Act (“Independent Trustees”) and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	1995	Professor–Harvard Business School	50	N/A

Burt N. Dorsett The Stratford # 702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	1991	President–Dorsett McCabe Capital Management Inc.; Chief Investment Officer–Leeb Capital Management, Inc. 1999-Present	27	N/A

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	1991	Chairman–The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	1995	Attorney	51	N/A

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Trustee	1991	Chief Executive Officer–Performance Learning Systems	27	N/A

INTERESTED TRUSTEE:

R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	President and Chief Executive Officer	2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2001)	219	None

*	Each Trustee serves until his successor has been elected and qualified.
**	Mr. Gerken is an “interested” person of the Fund because he is an officer of SBFM and its affiliates.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS:

R. Jay Gerken (See above)	(See above)	(See above)	(See above)

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup Inc.; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001.

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 and 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Chief Compliance Officer: SBFM, TIA, CFM, Salomon Brothers Asset Management Limited, and Smith Barney Global Capital Management Inc.

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Vice President of CGM; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM

Richard A. Freeman CAM 399 Park Avenue New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGM and Investment Officer of SBFM

Eugene J. Kirkwood CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964	Vice President and Investment Officer	Since 2003	Director of CGM; Investment Officer of SBFM

Scott Glasser CAM 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM

John G. Goode CAM One Sansome Street, San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1993	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBFM; Investment Officer of SBFM

*	Each officer serves until his or her respective successor has been elected and qualified.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin Hanley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 2001	Managing Director of CGM; Investment Officer of SBFM

Michael Kagan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM

John Lau Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1965	Vice President and Investment Officer	Since 2000	Investment Officer of TIMCO

Roger Lavan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM.

Beth Semmel CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM. Previously, Director of CGM and SaBAM

Peter Wilby CAM 399 Park Avenue New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM.

Olivier Asselin CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1963	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

David M. Zahn CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1970	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Vice President and Investment Officer	Since 2003	Managing Director of CGM Investment Officer of SBFM

*	Each officer serves until his or her respective successor has been elected and qualified.

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For the calendar year ended December 31, 2004, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities owned in each series of the fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliott S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2004, none of the Independent Trustees, or their immediate family members, owned beneficially or of record any securities in any adviser or principal distributor of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any adviser or principal distributor of the Fund.

The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each Portfolio. The Audit Committee oversees the scope of each Portfolio’s audits, each Portfolio’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of each Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each Portfolio’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a Portfolio’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Trustees to the Board. The Nominating Committee will consider nominees recommended by a Portfolio’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary. The Nominating Committee met once times during the Fund’s most recent fiscal year.

The Fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee, which is charged with determining the fair value prices for securities when required.

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The following table shows the compensation paid by each portfolio during the fiscal year ended December 31, 2004 and other CAM Mutual Funds for the calendar year ended December 31, 2004 to each trustee during the Fund’s last fiscal year. The Fund does not pay retirement benefits to its trustees and officers.

Aggregate Compensation From Fund†

Independent Trustees	EI(1)	SBVG&I(2)	IHG(3)	MM(4)	SBVACV(5)
Dwight B. Crane(1)(2)	$3,162.00	$470.00	$456.00	$451.00	$459.00
Burt N. Dorsett(1)	$2,495.00	$217.00	$205.00	$201.00	$208.00
Elliot S. Jaffe(1)	$2,872.00	$180.00	$166.00	$161.00	$169.00
Stephen E. Kaufman(1)	$2,952.00	$260.00	$246.00	$241.00	$249.00
Cornelius C. Rose, Jr.(1)	$2,942.00	$250.00	$236.00	$231.00	$239.00

Aggregate Compensation From Fund†

Independent Trustees	APP(6)	SBVEG(7)	FV(8)	DSIP(9)	SBVIE(10)
Dwight B. Crane(1)(2)	$1,890.00	$498.00	$1,921.00	$634.00	$456.00
Burt N. Dorsett(1)	$1,424.00	$238.00	$1,450.00	$357.00	$205.00
Elliot S. Jaffe(1)	$1,600.00	$208.00	$1,631.00	$344.00	$166.00
Stephen E. Kaufman(1)	$1,680.00	$288.00	$1,711.00	$424.00	$246.00
Cornelius C. Rose, Jr.(1)	$1,670.00	$278.00	$1,701.00	$414.00	$236.00

(1)	EI - Equity Index Portfolio
(2)	SBVG&I - Salomon Brothers Variable Growth & Income Fund
(3)	IHG - Intermediate High Grade Portfolio
(4)	MM - Salomon Brothers Variable Money Market Fund
(5)	SBVACV - Salomon Brothers Variable All Cap Value Fund
(6)	APP - Appreciation Portfolio
(7)	SBVEG - Salomon Brothers Aggressive Growth Fund
(8)	FV - Fundamental Value Portfolio
(9)	DSIP - Diversified Strategic Income Portfolio
(10)	SBVIE - Salomon Brothers Variable International Equity Fund

Independent Trustees	Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation From Fund And Fund Complex Paid to Trustees	Number of Funds for Which Trustee Serves Within Fund Complex
Dwight B. Crane(1)(2)	0	$214,788	50
Burt N. Dorsett(1)	0	$60,600	27
Elliot S. Jaffe(1)	0	$63,050	27
Stephen E. Kaufman(1)	0	$149,000	51
Cornelius C. Rose, Jr.(1)	0	$69,400	27
Interested Trustee
R. Jay Gerken	0	N/A	219

(1)	Designates an independent Trustee and a member of the Audit Committee.
(2)	Designates the lead Trustee.
†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Fund: 11,850

No employee of CAM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of a portfolio. Each Independent Trustee receives an annual retainer of $50,000 for services as Director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead Trustee. In addition, each Independent Trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent Trustee. The annual retainer and meeting fees are allocated among the funds for which each Independent Trustee serves on the basis of their average net assets. In addition, each Independent Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended December 31, 2004, such expenses totaled $20,519.

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At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Fund’s last fiscal year, aggregate compensation paid to Trustees Emeritus was $13,721.

As of April 11, 2005, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Fund. To the best knowledge of the Trustees, as of April 11, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following Portfolios:

Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable Money Market Fund
IDS Life Insurance Corp	484,030.410	81.6309
Separate Account AGI-A
222 AXP Financial Center
Minneapolis MN 55474

IDS Life Insurance Company of New York	308,919.950	18.3692
Separate Account BGI-B
222 AXP Financial Center
Minneapolis MN 55474

Intermediate High Grade Portfolio
IDS Life Variable Account	281,769.615	100.0000
Smith Barney Funds
222 AXP Financial Center
Minneapolis MN 55474

Diversified Strategic Income Portfolio
Travelers Life Annuity Company	5,829,889.721	55.9444
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	3,819,717.566	36.6545
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

IDS Life Variable Account	771,246.874	7.4009
Smith Barney Funds
222 AKP Financial Center
Minneapolis MN 55474

Equity Index Portfolio—Class I
Travelers Life Annuity Company	30,825,631.590	63.7566
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	17,383,656.641	35.9546
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

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Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable All Cap Value Fund—Class I
The Travelers Insurance Co	8,000,630.847	41.3248
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

The Travelers Insurance Co	6,927,677.628	35.7828
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

Salomon Brothers Variable Growth and Income Fund—Class I
IDS Life Insurance Corp	1,173,806.912	50.3659
Separate Account AGI-A
222 AXP Financial Center
Minneapolis MN 55474

The Travelers Insurance Co	659,964.124	28.3178
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

The Travelers Insurance Co	395,457.179	16.9683
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

Salomon Brothers Variable Aggressive Growth Fund
The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	458,080.259	39.0549

The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	450,513.662	38.4098

IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis MN 55474	237,153.248	20.2192

Appreciation Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06195-0027	24,499,209.852	64.4365

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	10,335,791.355	27.1841

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

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Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable International Equity Fund I
IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis MN 55474	353,764.063	93.8049

IDS Life Insurance Company of New York Separate Account BGI-B 222 AXP Financial Center Minneapolis MN 55474	23,363.342	6.1951

Equity Index Portfolio Class II
Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	4,747,426.036	53.6734

Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	3,064,477.012	38.5193

Fundamental Value Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	27,775,100.387	65.9893

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	13,908,666.428	33.0448

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Investment Advisers, Sub-Investment Adviser and Administrator

SBFM serves as adviser to Appreciation Portfolio and Fundamental Value Portfolio pursuant to an investment management agreement (the “Management Agreement”). CAM Ltd serves as subadviser to each Portfolio pursuant to a Sub-Advisory Agreement. Each agreement was most recently approved by the Board, including a majority of the independent trustees, on July 14, 2004. SBFM and CAM Ltd are affiliates of CGM and is an indirect, wholly-owned subsidiaries of Citigroup. Subject to the supervision and direction of the Board of Directors.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 of approximately $113 billion.

In November 2001, SBFM assigned the investment management agreements of Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable International Equity Fund, to its affiliate, SaBAM. On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund. SaBAM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is located at 399 Park Avenue, New

57

York, New York 10022. SaBAM was organized as a Delaware corporation in 1987. SaBAM is also an indirect wholly-owned subsidiary of Citigroup. As of March 31, 2004, SaBAM rendered investment advice to investment companies that had aggregate assets under management in excess of $79 billion.

SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

SaBAM granted to the Fund, on behalf, of All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund, International Equity Fund and Money Market Fund, a royalty-free, non-exclusive license to use the name “Salomon Brothers” in the name of the each Portfolio for the duration of the advisory agreement and any extensions or renewals thereof. Such license shall, upon termination of the advisory agreement, be terminated by adviser, in which event the Fund, on behalf of the Portfolios, shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Salomon Brothers” in the name of the Portfolio or otherwise to the extent legally possible.

TIMCO, investment adviser to the Equity Index Portfolio, is an indirect wholly-owned subsidiary of Citigroup. TIMCO is registered as an investment adviser with the SEC under the Advisers Act and is located at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO was organized as a Connecticut corporation in 1967. As of March 31, 2004, TIMCO rendered investment advice to investment companies that had aggregate assets under management in excess of $6.2 billion.

CAM Ltd, sub-adviser to Diversified Strategic Income Portfolio and Capital and Income Portfolio, also is an indirect wholly-owned subsidiary of Citigroup. CAM Ltd. is registered as an investment adviser with the SEC under the Advisers Act and is located at Citigroup Centre, Canada Square, Canary Wharf, London, England E14 SLB. CAM Ltd. was organized as a corporation in England and Wales. As of December 31, 2004, CAM Ltd. rendered investment advice to investment companies that had aggregate assets under management in excess of approximately $28.4 billion.

Each of the advisory agreements and the sub-advisory agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund’s advisory agreements and the sub-advisory agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by an adviser or its affiliates in connection with providing services to each Portfolio, compared the fees charged by an adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to each Portfolio. The Board also considered each Portfolio’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and adviser services, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as research services received by the adviser from brokers-dealers who execute transactions on behalf of the Portfolio. The Portfolio or an adviser may terminate the advisory agreements and the sub-advisory agreement, if applicable, on sixty days’ written notice without penalty. The advisory agreements and the sub-advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

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Board Approval of Investment Advisory Agreement

At a meeting held on July 14, 2004, the Board considered the continuation of each Portfolio’s investment advisory agreement between the adviser and each Portfolio for another year. The Board, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to each Portfolio, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered the performance of each Portfolio relative to a selected peer group, each Portfolio’s total expenses in comparison to each Portfolio within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager.

Appreciation Portfolio

With respect to the portfolio, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Diversified Strategic Income Portfolio

With respect to the portfolio, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. The Board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Equity Index Portfolio

With respect to the portfolio, the board noted that the portfolio had outperformed an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003 and had performed in line with the index for the ten-year period ended December 31, 2003. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Fundamental Value Portfolio

With respect to the portfolio, the board discussed the portfolio’s performance in relation to an index of comparable funds, noting that it had outperformed the index for five-year period ended December 31, 2003 but had underperformed for the one-year period. The board noted that the Manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Intermediate High Grade Portfolio

With respect to the portfolio, the Board discussed the portfolio’s underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2003, noting that it had performed in

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line with the index for the one-year period ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. The board also discussed the extent to which the manager was waiving fees and/or reimbursing expenses, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the board also considered that the Portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Aggressive Growth Fund

With respect to the fund, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the five-year period ended December 31, 2003, noting that it had underperformed the index for the year ended December 31, 2003. The Board noted that the manager had described the steps it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable All Cap Value Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Growth & Income Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2003, noting that it had performed in line with the index for the one-year period ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable International Equity Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one- and five-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Money Market Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. The board also discussed the extent to which the manager was waiving fees and/or reimbursing expenses, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

In analyzing the expenses incurred by the adviser with respect to each Portfolio, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates.

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The Board also considered the expenses of each Portfolio in comparison to those of funds within the peer group. The Board noted that it had concluded that the adviser’s methodology for allocating the expenses of operating the Portfolios in the complex was reasonable and that the adviser was passing on the benefits of economies of scale to the Portfolios.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the investment advisory agreement with respect to each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

The Portfolios pay their respective advisers an investment advisory fee calculated at an annual rate of the portfolio’s average daily net assets. These fees are calculated daily and paid monthly as follows:

Diversified Strategic Income Portfolio	0.45%
Equity Index Portfolio	0.25%
Intermediate High Grade Portfolio	0.40%
Salomon Brothers Variable Money Market Fund	0.30%
Salomon Brothers Variable All Cap Value Fund	0.45%
Salomon Brothers Variable International Equity Fund	0.85%

The Portfolios pay their respective advisers according to the following breakpoint schedule for each Portfolio, as follows:

Average Daily Net Assets	Investment Advisory Fee Rate	Administration Fee Rate
Appreciation Portfolio
Up to $250 million	0.550%	0.200%
Next $250 million	0.513	0.187
Next $500 million	0.476	0.174
Next $1 billion	0.439	0.161
Next $1 billion	0.402	0.148
Over $3 billion	0.365	0.135

Fundamental Value Portfolio
Up to $1.5 billion	0.550%	0.200%
Next $0.5 billion	0.500	0.200
Next $0.5 billion	0.490	0.160
Next $1 billion	0.460	0.140
Over $3.5 billion	0.380	0.120

Growth & Income Fund
Average Net Assets	Advisory Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $1 billion	0.400
Next $1 billion	0.375
Over $4 billion	0.350

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Aggressive Growth Fund
Average Net Assets	Advisory Fee Rate
First $5 billion	0.600%
Next $2.5 billion	0.575
Next $2.5 billion	0.550
Over $10 billion	0.500

CAM Ltd., as sub-adviser to the Diversified Strategic Income Portfolio and the Capital and Income Portfolio is paid a fee by SBFM.

Each adviser and the sub-adviser pay the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under their advisory agreements or the sub-advisory agreement with the Fund.

The Portfolios paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002 to their respective adviser:

Portfolio	Adviser	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$4,147,336	$3,347,145	$3,280,135
Diversified Strategic Income Portfolio	SBFM	437,192	35,827	353,906
Aggressive Growth Fund†	SaBAM	188,355	70,617	65,171
All Cap Value Fund††	SaBAM	22,413	2,745	29,002
Equity Index Fund**	TIMCO	3,679,362	276,677	1,894,102
Growth & Income Fund†	SaBAM	47,422	3,508	39,294
Intermediate High Grade Portfolio	SBFM	11,554	13,804	15,644
International Equity Fund†	SaBAM	26,583	26,560	37,314
Money Market Fund***#	SaBAM	2,104	3,351	7,137
Fundamental Value Portfolio	SBFM	4,417,856	3,085,522	2,745,287

**	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
***	SBFM waived $2,104, $3,351 and $7,137 of its investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002, respectively.
†	In November 2001, SBFM assigned the investment advisory agreements of the Aggressive Growth, Growth and Income and International Equity Funds to its affiliate, SaBAM.
††	In December 2001, shareholders of All Cap Value Fund approved a new investment advisory agreement with SaBAM, replacing SBFM.
#	On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to its affiliate, SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund.

The Fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

Administrator

SBFM serves as administrator to each Portfolio, except the Capital and Income Portfolio, pursuant to a separate written agreement with each Portfolio (the “Administration Agreement”). The Administration Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

As administrator, SBFM pays the salaries of all officers and employees who are employed by both it and the Fund; maintains office facilities for the Fund; furnishes the Fund with statistical and research data, clerical help,

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accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund; prepares reports to the Fund’s shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBFM bears all expenses in connection with the performance of its services.

SBFM, as administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of each Portfolio’s average net assets, except with respect to the Equity Index Portfolio, for which it is paid a fee at an annual percentage of 0.06% of the value of the Portfolio’s average net assets.

The Portfolios incurred the following administration fees for the years ended December 31, 2004, 2003 and 2002:

Portfolio	Administrator	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$1,509,728	$1,217,144	$1,192,777
Diversified Strategic Income Portfolio	SBFM	194,307	171,626	157,292
Aggressive Growth Fund	SBFM	55,964	18,831	17,379
All Cap Value Fund	SBFM	9,961	9,902	12,890
Equity Index Portfolio*	SBFM	883,047	653,422	570,452
Growth & Income Fund	SBFM	21,077	15,591	17,464
Intermediate High Grade Portfolio	SBFM	5,777	6,902	7,822
International Equity Fund	SBFM	3,773	6,249	8,780
Money Market Fund**	SBFM	1,403	2,233	4,758
Fundamental Value Portfolio	SBFM	1,606,493	1,217,144	998,286

*	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
**	SBFM waived all of its administration fee for the fiscal years ended December 31, 2004, 2003 and 2002.

Distribution Arrangements for the Equity Index Portfolio, All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund.

The fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Equity Index Portfolio, All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund (the “Plan”). Pursuant to the Plan, each Portfolio pays CGM (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Class II shares of each portfolio. Depending on the Participating Insurance Company’s corporate structure and applicable state law, CGM may remit payments to the Participating Insurance Company’s affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

The Plan provides that the Trust, on behalf of each Portfolio, shall pay CGM a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the Class II shares. Under the terms of the Plan, the Fund is authorized to make payments quarterly to CGM for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution expenses incurred or paid by such Participating Insurance Company.

The total distribution fees paid by Class II shares of Equity Index Portfolio for the fiscal years ended December 31, 2004, 2003, and 2002 were $460,311, $258,554 and $225,923, respectively. The Class II Shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund commenced operations on August 30, 2003.

For the fiscal year ended December 31, 2004, CGM incurred distribution expenses for the following: advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants and accruals for interest on the excess of CGM expenses incurred in the distribution of the

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Equity Index Portfolio Class II and Aggressive Growth Fund shares over the distribution fees received by CGM set out in the following table:

	Financial Consultant Compensation	Branch Expenses	Advertising Expenses	Printing Expenses	Total Expenses
Salomon Brothers Variable Aggressive Growth	—	27,129	100,630	—	127,759
Salomon Brothers Variable All Cap Fund	—	764,623	464,914	116	1,229,653
Equity Index Portfolio	—	318,041	856,120	—	1,174,161

Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners; (b) those relating to the development, preparation, printing and mailing of fund advertisements, sales literature and other promotional materials describing and/or relating to the fund and including materials intended for use within the Participating Insurance Company, or for broker-dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of fund shares; (d) obtaining information and providing explanations to Contract owners regarding Portfolio investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Portfolio; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; (g) personal service and/or maintenance of Contract owner accounts with respect to Fund shares attributable to such accounts; and (h) financing any other activity that the Fund’s Board of Trustees determines is primarily intended to result in the sale of shares.

Expenses

In addition to amounts payable under the Advisory and Administration Agreement and the Distribution Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of independent directors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Portfolio’s prospectus contains more information about the expenses of the Portfolio.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, its advisers, sub-adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the codes of ethics of the Fund, its advisers, sub-adviser and distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

The Board of Trustees has approved delegating proxy voting discretion of each Portfolio to the respective adviser and/or subadviser believing that the adviser and/or subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A and Appendix B is the summary of the guidelines and procedures that the respective adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the adviser uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the adviser or any affiliated person of the Portfolio or the adviser, on the other.

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Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the adviser would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Portfolio, the adviser, on the other.

This summary of the guidelines gives a general indication as to how the adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

Information on how the Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent registered public accounting firm, 757 Third Avenue, New York, New York 10017, have been selected as the Fund’s independent registered public accounting firm to examine and report on each Portfolio’s financial statements and financial highlights for the fiscal year ending December 31, 2005.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The Fund offers its shares of beneficial interest on a continuous basis. Shares can be acquired only by buying a contract from a life insurance company (the “Contract”) designated by the Fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a Portfolio as permitted under the Contract prospectus (the “Subaccount”). Investors should read this SAI and the Portfolio’s prospectus dated April 30, 2005 along with the Contract prospectus.

Share certificates for a Portfolio will no longer be issued. If you currently hold shares of a Portfolio, such certificates will continue to be honored.

Sales Charges and Surrender Charges

The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and

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expense risk fees and other charges are also described in that prospectus. Shares of the Fund are currently offered exclusively to Contract owners.

On January 15, 1999, the existing shares of the Equity Index Portfolio were redesignated as Class I shares. On August 30, 2002, the existing shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund were redesignated as Class I shares. Each Portfolio created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Contract are described in the Contract prospectus.

Money Market Fund

The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a portfolio would receive if it sold the instrument.

The use by the Money Market Fund of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees to be “Eligible Securities,” as determined by the SEC, with minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio’s holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Portfolio’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. If the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Dividends and Distributions

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Portfolio holds, is distributed to the shareholders of the Portfolios as follows:

•	monthly for the Money Market Fund;

•	annually for the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Intermediate High Grade Portfolio, International Equity Fund and Fundamental Value Portfolio.

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Capital Gains.    Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

General

The following is a summary of certain material U.S. federal income tax considerations related to the Portfolios and their shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolios or to their shareholders. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

Regulated Investment Company Status

The Fund intends that each Portfolio will continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. A qualified Portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each Portfolio distributes at least 90% of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss each year.

On December 31, 2004, the unused capital loss carryovers, by Portfolio, were approximately as follows: Intermediate High Grade Portfolio, $485,435, Appreciation Portfolio, $48,024,176, Fundamental Value Portfolio, N/A, Equity Index Portfolio, $30,303,104, All Cap Value Fund, $1,169,194, Growth & Income Fund, $889,664, Aggressive Growth Fund, $595,724 and Diversified Strategic Income Portfolio, $8,444,579. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

	December 31,
	2005	2006	2007	2008	2009	2010	2011
Fund	(in thousands)
Equity Index	—	—	—	$0	$0	$30,303	—
Diversified Strategic Income	—	—	$0	$1,782	$4,544	$2,119	—
Intermediate High Grade	$24	$84	$110	$266	—	—	1,000
Appreciation	—	—	—	$0	$10,515	$30,117	7,312
Fundamental Value	—	—	—	—	—	$0	0
All Cap Value Fund	—	—	—	—	—	$897	272
Growth & Income Fund	—	—	—	—	—	$245	645
Aggressive Growth Fund	—	—	—	—	—	$596	—

For federal income tax purposes each Portfolio intends to accrue dividend income in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

At least annually, each Portfolio intends to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners. Such distributions are automatically reinvested in

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additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to quality as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Segregated Asset Account

The Fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a “segregated asset account” within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each agency or instrumentality of the Federal Government are treated as securities of separate issuers.

Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities or life insurance contracts allocating any amount of premiums to such Subaccount will not qualify as annuities or life insurance contracts for federal income tax purposes and the holders of such annuities or life insurance contracts would be taxed on their respective shares of the income and gains earned by the Subaccount during the period of disqualification.

The fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

Organization of the Fund

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to the Trust Agreement. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Fund changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively.

In the interest of economy and convenience, certificates representing shares in the Fund are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Portfolio, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Fund held by the

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variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a Contract, offered by certain insurance companies designated by the Fund, having a voting interest in the relevant subaccount (the “Subaccount”). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten Portfolios described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The participating life insurance company sends a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, to a representative of a participating life insurance company or their Smith Barney Financial Consultant.

There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Fund’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Custodian, Transfer Agent and Sub-Transfer Agent

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for each portfolio. The fund has entered into a Custodian and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Portfolio. Among other things, State Street calculates the daily net asset value for each Portfolio. Securities may be held for a Portfolio by a sub-custodian bank approved by the Fund’s Trustees.

CTB, located at 125 Broad Street, New York, New York 10004, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

PFPC, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Fund’s sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Fund,

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handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives from the transfer agent a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

Financial Statements

The Fund’s annual reports for the fiscal year ended December 31, 2004 are incorporated herein by reference in its entirety. The annual reports were filed on February 28, 2005, Accession Number 0000914851-05-000014.

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APPENDIX A

Proxy Voting Policies and Procedures of SBFM, SaBAM and TIMCO

The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Advisers. Each Adviser is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Advisers have adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Advisers votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Advisers is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Advisers attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Advisers may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Adviser business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Adviser in voting proxies. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manager in which the Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Adviser decides to vote a proxy, the Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the

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Adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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APPENDIX B

CITIGROUP ASSET MANAGEMENT1 (CAM)

LONDON, ENGLAND

Citigroup Centre, Canada Square, Canary Wharf,

London E14 5LB

PROXY VOTING POLICY

REVISED JULY 2003

Accounts for which CAM Votes Proxies

Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

General Guidelines

In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

CAM has to place reliance on the clients’ custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients’ custodians or the third party vendors of proxy voting decisions to be executed on CAM’s client portfolios.

How CAM Votes

Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM’s general policy on non-controversial matters, absent a particular reason, to vote with management’s recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If

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supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

Conflicts of Interest

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

1)	Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue.

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Such issues generally are not brought for the specific resolution of the conflict because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM’s European Management Committee, CAM’s General Counsel and CAM’s Chief Compliance Officer.

B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i.	disclosing the conflict to clients and obtaining their consent before voting;

ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party’s recommendations;

iv.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

v.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

Record Keeping and Oversight

CAM shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;
-	a copy of each proxy form (as voted);
-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
-	documentation relating to the identification and resolution of conflicts of interest;

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-	any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and
-	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

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APPENDIX C

SPECIAL CONSIDERATIONS

Securities of Developing/Emerging Markets Countries

A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled.

There can be no assurance that any investments that a portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities. Many of a portfolio’s investments in the debt securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada’s parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a “clear answer” to a “clear question” in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States’ economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member’s currency was converted at a fixed rate to the euro. Initially, use of the euro was confined mainly to the wholesale financial markets, while its widespread use in the retail sector followed with the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries ceased to be legal tender. In addition to adopting a single currency, member countries no longer controlled their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank. On June 19, 2000, Greece’s application for membership in the EMU was accepted by the EU Council of Ministers. This action expanded the number of members of the EU’s single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent’s economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency, as did Swedish voters in September of 2003. The results of these votes has likely set back the plans of the Prime Minister of The United Kingdom to place a similar referendum on euro membership before its voters. Similarly, the Danish and Swedish votes have been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the new currency.

Political. On May 1, 2004, ten new Member States officially joined the EU, bringing the total number of member nations to twenty five. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union.

At the same time, there could become an increasingly widening gap between rich and poor within the EU’s member countries, and particularly among the ten new members that have not met the requirements for joining the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the twelve EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries’ ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in years 1999 through 2002 inclusive, when the initial exchange rates of the euro versus many of the world’s major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries—Norway, Finland, Denmark, and Sweden—have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world’s second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan’s bubble economy collapsed, the nation has drifted between modest growth and recession. By mid-year 1998, the world’s second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation’s financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION

(EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Korea. Since 1997, Korea’s robust economy has been buffeted by a financial crisis marked by significant capital outflows, sharp depreciation of the won, and severe distress in the corporate and financial sectors. The severe disruption and loss of confidence because of the crisis, however, led to Korea’s worst recession in over three decades. The nation’s economic difficulties were a direct result of Asia’s economic and currency crisis and the way Korea conducts its business at home and abroad. While steps have been initiated to remedy many of the causes of Korea’s recent economic problems, their successful implementation is not assured. Investors should be aware that investing in Korea involves risks not typically associated with investing in the U.S. securities markets.

Certain structural weaknesses have made Korea vulnerable to the financial turbulence of the kind that recently swept through Asia. First, the corporate sector has been characterized by low levels of profitability and high levels of debt, reflecting the tendency of the nation’s business conglomerates to diversify into capital-intensive businesses. Second, Korea has had a poorly functioning financial system that has been further weakened by a series of major corporate bankruptcies.

The division of the Korean Peninsula in 1945 left South Korea without most of the peninsula’s natural resources. Since then, this highly industrialized nation is heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Korea’s industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the won and the dollar can have either a positive or negative effect upon corporate profits.

South Korea’s location next to the heavily armed and unpredictable North has been a constant cause of concern. Sundry military incidents have continued to escalate the tensions that have existed between the two countries since the signing of the 1953 Armistice Agreement that ended the Korean War.

China Region. As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, the volatile stock markets of the past five years have clearly demonstrated that investors in the region continue to face a number of potential risks.

Argentina’s recent bankruptcy, the spreading financial turmoil in its neighboring countries and its inability to reach agreement with its creditors are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

APPENDIX D

RATINGS ON DEBT OBLIGATIONS

Bond (and Notes) Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s

AAA—Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

†—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Ratings, Inc.

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings, Inc.

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

TRAVELERS SERIES FUND INC.

MFS TOTAL RETURN PORTFOLIO

TRAVELERS MANAGED INCOME PORTFOLIO

SMITH BARNEY MONEY MARKET PORTFOLIO

ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Stock prices generally advanced over the 12 months ending October 31, 2004, although performance varied sharply among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reactions to mixed signals about the economy.

Last fall, stocks generally continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of this year due to concerns about anemic job growth.i During this time, the economy grew at a moderate pace,ii albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader-based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)iii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiv by 0.25% on three occasions during the fund’s reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10, 2004, after the reporting period ended. Higher interest rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth rate and the inflation rate that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reactions to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

3       Travelers Series Fund Inc.      |      2004 Annual Report

Within this environment, the funds performed as follows1:

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

	6 Months	12 Months

MFS Total Return Portfolio	5.27%	11.36%

S&P 500 Index	2.96%	9.41%

Lehman Brothers Aggregate Bond Index	4.23%	5.53%

Lehman Brothers Government/Credit Bond Index	4.35%	5.57%

Lipper Variable Balanced Funds Category Average	3.19%	7.60%

Travelers Managed Income Portfolio	3.05%	4.19%

Lehman Brothers Intermediate Government/Credit Bond Index	3.24%	4.33%

Lipper Variable Intermediate Investment Grade Debt Funds Category Average	3.89%	5.19%

Smith Barney Money Market Portfolio	0.44%	0.71%

90-Day U.S. Treasury Bill Index	0.70%	1.17%

Lipper Variable Money Market Funds Category Average	0.42%	0.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Performance figures for MFS Total Return Portfolio, Travelers Managed Income Portfolio, and Smith Barney Money Market Portfolio may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns for the variable balanced funds category average were calculated among the 90 funds for the six-month period and among the 89 funds for the 12-month period. Returns for the variable intermediate investment grade debt funds category were calculated among the 46 funds for the six-month period and among the 44 funds for the 12-month period. Returns for the variable money market funds category average were calculated among the 111 funds for the six-month period and among the 110 funds for the 12-month period.

[1]	The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is no guarantee of future results.

4       Travelers Series Fund Inc.      |      2004 Annual Report

Over the 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general. Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Following a sharp sell-off in the spring in anticipation that rates were poised to rise, bond prices rose later in the period. The bond market benefited in the third quarter when investors reallocated assets from stocks into bonds. However, the fixed-income markets experienced some downward pricing pressures after the reporting period as interest rate concerns resurfaced. Over the 12 months, however, bonds finished in modestly positive territory on a total return basis.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 17, 2004

6       Travelers Series Fund Inc.      |      2004 Annual Report

MANAGER OVERVIEW

MFS Total Return Portfolio

Special Shareholder Notice

Effective November 1, 2004, the management fee has been revised from 0.80% of the portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.800%

In excess of $600 million and up to and including $900 million	0.775%

In excess of $900 million and up to and including $1.5 billion	0.750%

In excess of $1.5 billion and up to and including $2.5 billion	0.725%

In excess of $2.5 billion	0.675%

Effective November 1, 2004, the subadvisory fee has been revised from 0.375% of the portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.375%

In excess of $600 million and up to and including $900 million	0.350%

In excess of $900 million and up to and including $1.5 billion	0.325%

In excess of $1.5 billion and up to and including $2.5 billion	0.300%

In excess of $2.5 billion	0.250%

Performance Update

For the 12 months ended October 31, 2004, the MFS Total Return Portfolio, returned 11.36%.2 The fund outperformed its unmanaged benchmarks, the S&P 500 Indexv, the Lehman Brothers Aggregate Bond Indexvi and the Lehman Brothers Government/Credit Bond Indexvii, which returned 9.41%, 5.53% and 5.57%, respectively, for the same period. The fund also outperformed the Lipper variable balanced funds category average3, which was 7.60%.

[2]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 89 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

7       Travelers Series Fund Inc.      |      2004 Annual Report

Market Overview

A recovery in the global stock markets continued in 2004. Business capital expenditures, which had been weak for several years, began to improve in the latter half of 2003, adding support to a recovery that had been primarily fueled largely by consumer spending.

Many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve in 2004. The Fediii raised the federal funds rateiv in June, August, and September 2004, and set expectations for an ongoing series of modest rate hikes. After a fast start, stocks generated only modest gains during the first 10 months of 2004. In our view, this occurred as investors became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq.

Contributors to Fund Performance

The performance of the fund’s equity holdings, relative to the S&P 500 Index, was aided by both our stock selection and overweighted positions in the utilities and communication sectors.viii In particular, the strong performance from two wireless communication providers, AT&T Wireless and Sprint FON Group, enhanced results. Before the end of the fiscal year we decided to take profits and sell our position in AT&T Wireless. TXU Corp., a Texas-based utility, was also among the top three contributors for the fund over the period.ix

Our overweight position in the strong-performing energy sector also helped the fund’s relative performance. In our view, performance in the sector during the period was driven mainly by a sharp rise in commodity prices. In this group, UK-based BP p.l.c. was the top contributor to performance. Other stocks that boosted returns in this sector were the independent producer Devon Energy Corp. and oil field services companies Noble Corp., and GlobalSantaFe Corp., both Texas-based energy drilling contractors.ix

Our conservative investment style, which has a strong focus on valuation, has generally led the fund portfolio to be underweight in the technology sector relative to the S&P 500 Index, and this past year was no exception. This positioning proved to be beneficial, as returns in the sector were generally weak over the past 12 months. In particular, our underweight in Intel Corp. strongly contributed to relative performance as the stock struggled throughout the year. By the end of the period, we had eliminated the fund’s position in Intel.ix

Stocks in other sectors that enhanced results were Wal-Mart Stores Inc. and pharmaceutical company, Pfizer Inc.ix

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Conversely, our stock selection in the leisure sector hurt relative returns for the period. Among our consumer discretionary holdings, cable operator Comcast Corp. and the media company Viacom Inc. were both detractors to portfolio performance.ix

Stocks in other sectors that were negative for performance included financial services company Merrill Lynch & Co., Inc., utility company Calpine Corp., and retailer Sears Roebuck & Co. The fund’s relative returns were also hampered by underweighted positions in two integrated energy companies, Exxon Mobil Corp. and ChevronTexaco Corp., as well as Internet auctioneer eBay Inc. and telecommunications firm QUALCOMM Inc. However, given our conservative investment style, these were not stocks that we would typically invest in. By the end of the period, we had sold our stake in Sears Roebuck & Co., Chevron Texaco Corp., eBay Inc. and QUALCOMM Inc.ix

Finally, our relative overweighting in corporate bonds and in Treasury Inflation Protected Securities (TIPS) helped the fixed-income portion of the fund outperform the overall U.S. bond marketix, as measured by the Lehman Brothers Aggregate Bond Index.vi

Thank you for your investment in the MFS Total Return Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

David M. Calabro

Investment Team Manager

Massachusetts Financial Services Company

November 17, 2004

9       Travelers Series Fund Inc.      |      2004 Annual Report

MANAGER OVERVIEW

Travelers Managed Income Portfolio

Special Shareholder Notice

Effective January 1, 2004, Gene C. Collins and Kurt Lin were named co-portfolio managers for the fund. Mr. Collins is Senior Vice President of Travelers Asset Management International Company LLC (“TAMIC”). Mr. Lin is Vice President of TAMIC.

Performance Update

For the 12 months ended October 31, 2004, the Travelers Managed Income Portfolio, returned 4.19%.4 In comparison, the fund’s unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Indexx, returned 4.33% for the same period. The fund underperformed the Lipper variable intermediate investment grade debt funds category average5, which was 5.19%.

Market Review

The economy continued to grow at a solid and sustainable pace during the fund’s fiscal year. After posting a solid advance in the fourth quarter of 2003 and first quarter of 2004, gross domestic productii growth averaged 3.50% in the second and third quarters of this year. During that six-month period, the unemployment rate declined to approximately 5.40%.

Recently, we believe that consumer spending has been expanding at a healthy pace and business investment growth has been strong. Consumer wage and salary income growth continue to be in the 5.00% range and we feel they are supportive of moderate growth in consumer spending going forward. Labor markets have improved over the past year, but the pace of job growth slowed over the summer of 2004 according to data released during the reporting period.xi We believe the strength of the labor market is one of the big questions facing the economy, but corporate fundamentals point decidedly toward further improvement.

[4]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[5]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 44 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

10       Travelers Series Fund Inc.      |      2004 Annual Report

Contributors to Performance

High-quality corporate bond spreads (difference between yields) narrowed dramatically in November and December of 2003, generating impressive excess returns versus treasuries. After widening earlier in the spring of 2004, spreads stabilized in May 2004. During the remainder of the fiscal year spreads narrowed marginally and, all told, corporate bonds provided the best excess returns of any asset class over the reporting period. The main driver of the fund’s returns has been the yield curve structure of the portfolio, as the yield curve flattened with short-term interest rates rising by about 100 basis points (equal to 1.00% in yield) and long-term rates falling roughly 35 basis points over the fiscal year.

In addition to our rate structure, the portfolio benefited from its overweight in the corporate sector and collateralized mortgage-backed securities.xii These were the two best-performing sectors relative to treasuries over the reporting period. The corporate sector’s significant spread narrowing in 2003 and the plateau earlier in 2004 gave rise to our earlier caution about valuations in this sector. However, spreads still remain relatively high versus their levels during most of the 1990’s, with the exception of the 1990-1991 recession.

No one can say with any certainty how the economy will perform going forward and how it will impact securities performance. Nonetheless, the potential scenario of a sustained economic recovery could lead to a further improvement in corporate fundamentals and may potentially result in a return to spread narrowing on selective issuers going forward. We feel that there was an increase in the uncertainty of future economic growth prospects and corporate profitability in the spring of this year. However, as the economic recovery progressed, market perceptions of these risks appear to have diminished. Although there are no assurances as to how one class of fixed-income securities will perform against another, it’s our belief that the prospect for further reduction of credit risks makes corporate fixed-income securities attractive relative to treasuries in a potentially rising interest rate environment.

Thank you for your investment in the Travelers Managed Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Gene C. Collins Senior Vice President Travelers Asset Management International Company, LLC	Kurt Lin Vice President Travelers Asset Management International Company, LLC

November 17, 2004

11       Travelers Series Fund Inc.      |      2004 Annual Report

MANAGER OVERVIEW

Smith Barney Money Market Portfolio

Performance Update

For the 12 months ended October 31, 2004, the Smith Barney Money Market Portfolio returned 0.71%.6 These shares underperformed the fund’s unmanaged benchmark, the 90-Day U.S. Treasury Bill Indexxiii, which returned 1.17% for the same period. In comparison, the Lipper variable money market funds category average7 was 0.68%. As of October 31, 2004, the fund’s seven-day current yield was 1.32% and its seven-day effective yield, which reflects compounding, was 1.32%xiv.

Market Review

When the period began, evidence of an improved economy was already unfolding. However, market participants believed the Fediii would maintain its target for the federal funds rateiv at low levels to help sustain the recovery. This policy stance could help forestall potential deflationary forces as well as keep money market yields near their historic lows.

In early 2004, broader-based economic indicators continued to reflect a favorable overall outlook. At the same time, geopolitical concerns remained at the forefront of the U.S. political agenda and added an element of uncertainty to the fixed-income markets. Short-term interest rates steadied and the Fed remained “patient in removing its policy accommodation.”xv

As the fiscal year progressed, rising corporate profits and improved balanced sheets set the stage for a sustained recovery. Renewed corporate and consumer spending led to robust output growth and encouraged businesses to hire additional workers. Both consumer and producer prices started to inch higher, and earlier fears of deflation began to subside. Strong domestic and global

[6]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[7]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 110 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

12       Travelers Series Fund Inc.      |      2004 Annual Report

demand also put additional upward pressure on commodity prices. Against this backdrop, Fed monetary policy was seen as highly accommodative and expectations were that it would start moving to a more neutral stance (or bias) on interest rates. At this point, money market yields began to rise sharply in anticipation of possible Fed rate increases.

As expected, the Fed raised its target for the federal funds rate by 0.25% to 1.25% at the end of June as a countermeasure to the resilient strength of the economy. This was the first rate increase in four years. The Fed again raised its target for the short-term rate in 0.25% increments in August, September and, after the reporting period ended on November 10, 2004, to 2.00%.

Contributors to Performance

In response to the strong economic growth, and in anticipation that the Fed was moving toward a more neutral policy, we remained cautious in our maturity stance. At the end of the second quarter of 2004 we began to shorten the fund’s average maturity and gradually moved from a weighted average maturity in the mid-40 day range to the 30s, which we maintained until the end of the fiscal year. This maturity level is shorter than the average maturity of the benchmark. This approach can provide the fund with the ability to more quickly reinvest capital from maturing instruments into potentially higher-yielding issues as rates rose. The portfolio remained positioned in commercial paper, foreign and domestic bank obligations, and government-agency money market instruments.

Thank you for your investment in the Smith Barney Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Martin R. Hanley

Portfolio Manager

November 17, 2004

13       Travelers Series Fund Inc.      |      2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:

MFS Total Return Portfolio: The fund may invest in high yield bonds. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact of fund performance. As interest rates rise, bond prices fall, reducing the value of the fund’s share price.

Travelers Managed Income Portfolio: The fund may invest in high yield bonds. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact of fund performance. As interest rates rise, bond prices fall, reducing the value of the fund’s share price.

Smith Barney Money Market Portfolio: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

14       Travelers Series Fund Inc.      |      2004 Annual Report

[i]	Source: Bureau of Economic Analysis, U.S. Department of Commerce. January 2, 2004.
ii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). GDP a market value of goods and services produced by labor and property in a given country.
iii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vii	The Lehman Brothers Government/Credit Bond Index is a broad based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Management has determined that the Lehman Brothers Aggregate Bond Index more accurately reflects the composition of the fund than the Lehman Brothers Government/Credit Bond Index. In future reports, the Lehman Brothers Aggregate Bond Index will be used as the total return benchmark, rather than the Lehman Brothers Government/Credit Bond Index.
viii	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Common Stock (59.4%); U.S. Government Obligations and Agencies (26.2%); Corporate Bonds and Notes (10.1%); Short-Term Investments (2.2%); Collateralized Mortgage Obligations (1.3%). The fund’s portfolio composition is subject to change at any time.
ix	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Bank of America Corp. (2.0%), JPMorgan Chase & Co. (2.0%), Sprint Corp. Series 1, FON shares (1.9%), Verizon Communications Inc. (1.8%), U.S. Treasury Bonds, 6.250% due 8/15/23 (1.6%), Viacom Inc., Class B shares (1.6%), Johnson & Johnson (1.4%), Comcast Corp., Special Class A shares (1.3%), Merrill Lynch & Co. (1.2%), Lockheed Martin Corp. (1.2%). Please refer to pages 23 through 38 for a list and percentage breakdown of the fund’s holdings.
[x]	The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
xi	Bureau of Economic Analysis, U.S. Department of Commerce. July 2, 2004.
xii	The mention of industry breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five industry holdings as of October 31, 2004 were: U.S. Government Obligations and Agencies (37.6%); Financial Services (14.0%); Utilities (8.8%); Telecommunications (6.8%); Collateralized Mortgage Obligations (4.2%). The fund’s portfolio composition is subject to change at any time.
xiii	The 90-Day U.S. Treasury Bill Index is an unmanaged index that consists of one 90-day United States Treasury Bill whose return is tracked until its maturity.
xiv	The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
xv	Source: U.S. Federal Reserve Board, January 28, 2004.

15       Travelers Series Fund Inc.      |      2004 Annual Report

MFS Total Return Portfolio

Fund at a Glance (unaudited)

16       Travelers Series Fund Inc.      |      2004 Annual Report

Travelers Managed Income Portfolio

Fund at a Glance (unaudited)

17       Travelers Series Fund Inc.      |      2004 Annual Report

Smith Barney Money Market Portfolio

Fund at a Glance (unaudited)

18       Travelers Series Fund Inc.      |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
MFS Total Return Portfolio	5.27%	$1,000.00	$1,052.70	0.83%	$4.28

Travelers Managed Income Portfolio	3.05	1,000.00	1,030.50	0.69	3.52

Smith Barney Money Market Portfolio	0.44	1,000.00	1,004.40	0.53	2.67

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

19       Travelers Series Fund Inc.      |      2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
MFS Total Return Portfolio	5.00%	$1,000.00	$1,020.96	0.83%	$4.22

Travelers Managed Income Portfolio	5.00	1,000.00	1,021.67	0.69	3.51

Smith Barney Money Market Portfolio	5.00	1,000.00	1,022.47	0.53	2.69

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

20       Travelers Series Fund Inc.      |      2004 Annual Report

MFS Total Return Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	11.36%

Five Years Ended 10/31/04	6.43

Ten Years Ended 10/31/04	10.34

6/16/94* through 10/31/04	9.93

Cumulative Total Return† (unaudited)
Ten Years Ended 10/31/04	167.60%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

21       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of

MFS Total Return Portfolio vs. S&P 500 Index,

Lehman Brothers Government/Credit Bond Index

and Lehman Brothers Aggregate Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Management has determined that the Lehman Brothers Aggregate Bond Index more accurately reflects the composition of the fund than the Lehman Brothers Government/Credit Bond Index. In future reports, the Lehman Brothers Aggregate Bond Index will be used as the total return benchmark, rather than the Lehman Brothers Government/Credit Bond Index. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

22       Travelers Series Fund Inc.      |      2004 Annual Report

Travelers Managed Income Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	4.19%

Five Years Ended 10/31/04	5.63

Ten Years Ended 10/31/04	6.17

6/16/94* through 10/31/04	5.98

Cumulative Total Return† (unaudited)

Ten Years Ended 10/31/04	82.04%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

23       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Travelers Managed Income Portfolio vs.

Lehman Brothers Intermediate Government/Credit Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

24       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCK — 59.4%
CONSUMER DISCRETIONARY — 7.2%
Auto Components — 0.1%
13,300	Magna International Inc., Class A Shares	$970,235

Hotels, Restaurants and Leisure — 0.3%
92,000	Hilton Hotels Corp.	1,830,800
46,920	McDonald's Corp.	1,367,718

		3,198,518

Household Durables — 0.4%
217,820	Newell Rubbermaid Inc. (a)	4,696,199

Leisure Equipment and Products — 0.5%
34,540	Hasbro, Inc.	611,013
267,730	Mattel, Inc.	4,687,952

		5,298,965

Media — 4.5%
503,280	Comcast Corp., Special Class A Shares (b)	14,615,251
18,620	Cox Communications, Inc., Class A Shares (b)	641,273
59,500	Dex Media, Inc. (b)	1,261,400
7,400	Grupo Televisa, S.A., Sponsored ADR (b)	407,000
65,600	The News Corp. Ltd., Sponsored Preferred ADR Shares (a)	2,062,464
448,860	Reed Elsevier PLC	4,006,223
53,430	Time Warner Inc. (b)	889,075
59,970	Tribune Co.	2,590,704
510,133	Viacom Inc., Class B Shares	18,614,753
261,810	The Walt Disney Co.	6,602,848

		51,690,991

Multiline Retail — 0.1%
52,300	Family Dollar Stores, Inc.	1,545,465

Specialty Retail — 1.3%
400,510	The Gap, Inc.	8,002,190
94,210	The Home Depot, Inc.	3,870,147
155,320	The TJX Cos., Inc.	3,724,574

		15,596,911

	TOTAL CONSUMER DISCRETIONARY	82,997,284

CONSUMER STAPLES — 4.2%
Beverages — 0.6%
75,770	Diageo PLC	1,012,671
118,700	PepsiCo, Inc.	5,885,146

		6,897,817

Food and Drug Retailing — 0.2%
728,520	Rite Aid Corp. (b)	2,710,094

See Notes to Financial Statements.

25       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004
MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Food Products — 2.0%
257,757	Archer-Daniels-Midland Co. (a)	$4,992,753
158,040	General Mills, Inc.	6,993,270
99,000	H.J. Heinz Co.	3,598,650
79,670	Kellogg Co.	3,425,810
197,280	Sara Lee Corp.	4,592,678

		23,603,161

Household Products — 0.7%
41,800	Colgate-Palmolive Co.	1,865,116
93,430	The Kimberly-Clark Corp.	5,574,968

		7,440,084

Tobacco — 0.7%
170,240	Altria Group, Inc.	8,249,830

	TOTAL CONSUMER STAPLES	48,900,986

ENERGY — 6.1%
Energy Equipment and Services — 2.1%
38,000	BJ Services Co.	1,938,000
73,290	Cooper Cameron Corp. (a)(b)	3,543,572
265,720	GlobalSantaFe Corp.	7,838,740
225,980	Noble Corp. (b)	10,322,766
15,900	Schlumberger Ltd.	1,000,746

		24,643,824

Oil and Gas — 4.0%
209,686	BP PLC, Sponsored ADR	12,214,210
57,730	ConocoPhillips	4,867,216
99,480	Devon Energy Corp.	7,358,536
52,000	EnCana Corp.	2,568,800
16,540	EOG Resources, Inc.	1,100,902
204,186	Exxon Mobil Corp.	10,050,035
48,500	Total SA, Sponsored ADR	5,057,580
76,900	Unocal Corp.	3,210,575

		46,427,854

	TOTAL ENERGY	71,071,678

FINANCIALS — 14.8%
Banks — 5.1%
522,692	Bank of America Corp. (c)	23,411,375
457,230	Mellon Financial Corp. (a)	13,213,947
185,920	The PNC Financial Services Group, Inc.	9,723,616
123,530	SunTrust Banks, Inc.	8,694,041
92,446	U.S. Bancorp	2,644,880
44,500	Wachovia Corp.	2,189,845

		59,877,704

See Notes to Financial Statements.

26       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Diversified Financials — 6.7%
153,900	American Express Co.	$8,167,473
69,760	Fannie Mae	4,893,664
32,430	Franklin Resources, Inc.	1,965,907
137,150	Freddie Mac	9,134,190
65,880	The Goldman Sachs Group, Inc.	6,481,274
603,758	JPMorgan Chase & Co.	23,305,059
133,520	MBNA Corp.	3,422,118
265,540	Merrill Lynch & Co., Inc.	14,323,228
121,200	Morgan Stanley	6,192,108

		77,885,021

Insurance — 3.0%
44,500	AFLAC Inc.	1,596,660
229,410	The Allstate Corp.	11,032,327
15,100	The Chubb Corp. (a)	1,089,163
334,140	Conseco, Inc. (b)	5,600,186
143,430	The Hartford Financial Services Group, Inc.	8,387,786
174,160	MetLife, Inc.	6,679,036

		34,385,158

	TOTAL FINANCIALS	172,147,883

HEALTHCARE — 6.0%
Biotechnology — 0.2%
86,460	MedImmune, Inc. (b)	2,457,193

Healthcare Equipment and Supplies — 0.1%
33,700	Baxter International Inc.	1,036,612

Healthcare Providers and Services — 0.8%
119,190	Apria Healthcare Group Inc. (a)(b)	3,261,038
37,700	HCA Inc.	1,384,721
428,730	Tenet Healthcare Corp. (b)	4,595,986

		9,241,745

Pharmaceuticals — 4.9%
234,470	Abbott Laboratories	9,995,456
9,920	Eli Lilly and Co.	544,707
280,140	Johnson & Johnson	16,354,573
387,240	Merck & Co. Inc.	12,124,484
30,510	Novartis AG	1,453,584
48,600	Pfizer Inc.	1,406,970
15,550	Roche Holding AG	1,588,085
344,170	Wyeth	13,646,341

		57,114,200

	TOTAL HEALTHCARE	69,849,750

See Notes to Financial Statements.

27       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

INDUSTRIALS — 5.2%
Aerospace and Defense — 1.9%
248,960	Lockheed Martin Corp.	$13,715,206
55,410	Northrop Grumman Corp.	2,867,468
41,000	Precision Castparts Corp.	2,460,000
30,800	United Technologies Corp.	2,858,856

		21,901,530

Airlines — 0.1%
103,190	Southwest Airlines Co.	1,627,306

Building Products — 0.3%
98,220	Masco Corp.	3,365,017

Commercial Services and Supplies — 0.1%
33,200	Fiserv, Inc. (b)	1,179,928

Electrical Equipment — 0.3%
22,110	Cooper Industries, Inc.	1,412,829
42,100	Emerson Electric Co.	2,696,505

		4,109,334

Industrial Conglomerates — 1.4%
373,980	General Electric Co.	12,760,198
16,400	Honeywell International Inc.	552,352
77,700	Tyco International Ltd.	2,420,355

		15,732,905

Machinery — 0.8%
28,100	Caterpillar Inc.	2,263,174
33,850	Deere & Co.	2,023,553
26,000	Eaton Corp.	1,662,700
27,100	Ingersoll-Rand Co. Ltd., Class A Shares	1,854,724
26,600	Toyota Motor Corp.	1,036,201

		8,840,352

Road and Rail — 0.3%
51,810	Burlington Northern Santa Fe Corp.	2,166,176
19,270	Union Pacific Corp.	1,213,432

		3,379,608

	TOTAL INDUSTRIALS	60,135,980

INFORMATION TECHNOLOGY — 4.1%
Communications Equipment — 1.5%
56,200	Cisco Systems, Inc. (b)	1,079,602
706,900	Nokia Corp., Sponsored ADR	10,900,398
1,542,340	Nortel Networks Corp. (b)	5,228,533

		17,208,533

See Notes to Financial Statements.

28       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Computers and Peripherals — 0.4%
179,500	Hewlett-Packard Co.	$3,349,470
12,190	International Business Machines Corp.	1,094,053

		4,443,523

IT Consulting and Services — 0.3%
157,100	Accenture Ltd., Class A Shares (a)(b)	3,803,391

Office Electronics — 0.1%
73,000	Xerox Corp. (a)(b)	1,078,210

Semiconductor Equipment and Products — 0.1%
8,500	Analog Devices, Inc.	342,210
16,330	Novellus Systems, Inc. (a)(b)	423,110

		765,320

Software — 1.7%
49,900	Cadence Design Systems, Inc. (b)	620,756
166,200	Computer Associates International, Inc.	4,605,402
484,790	Microsoft Corp.	13,569,272
87,900	Oracle Corp. (b)	1,112,814

		19,908,244

	TOTAL INFORMATION TECHNOLOGY	47,207,221

MATERIALS — 4.4%
Chemicals — 2.4%
75,230	Air Products and Chemicals, Inc.	4,000,731
82,800	The Dow Chemical Co.	3,721,032
198,070	E.I. du Pont de Nemours and Co.	8,491,261
83,870	Monsanto Co.	3,585,443
86,550	PPG Industries, Inc.	5,517,563
10,300	Praxair, Inc.	434,660
18,970	Syngenta AG	1,807,571

		27,558,261

Containers and Packaging — 0.9%
404,670	Owens-Illinois, Inc. (b)	7,498,535
160,090	Smurfit-Stone Container Corp. (b)	2,779,162

		10,277,697

Metals and Mining — 0.4%
163,700	BHP Billiton PLC (b)	1,662,293
160,580	Companhia Vale do Rio Doce, Sponsored ADR (b)	3,397,873

		5,060,166

Paper and Forest Products — 0.7%
101,050	Bowater Inc.	3,722,682
113,250	International Paper Co.	4,361,258

		8,083,940

	TOTAL MATERIALS	50,980,064

See Notes to Financial Statements.

29       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 5.0%
Diversified Telecommunication Services — 3.9%
79,324	SBC Communications Inc.	$2,003,724
1,074,740	Sprint Corp., Series 1, FON Shares	22,515,803
540,874	Verizon Communications Inc.	21,148,173

		45,667,700

Wireless Telecommunication Services — 1.1%
483,567	Vodafone Group PLC, Sponsored ADR (a)	12,471,193

	TOTAL TELECOMMUNICATION SERVICES	58,138,893

UTILITIES — 2.4%
Electric Utilities — 2.0%
1,370,960	Calpine Corp. (a)(b)	3,413,690
62,740	Cinergy Corp. (a)	2,479,485
49,080	Dominion Resources, Inc. (a)	3,156,826
45,620	Energy East Corp.	1,149,624
80,380	Entergy Corp.	5,253,637
68,790	Exelon Corp.	2,725,460
13,590	FirstEnergy Corp.	561,675
60,190	PPL Corp.	3,129,880
23,360	TXU Corp.	1,430,099

		23,300,376

Gas Utilities — 0.3%
47,800	AGL Resources Inc.	1,491,360
22,300	KeySpan Corp.	890,885
22,800	National Fuel Gas Co.	638,856
9,400	Sempra Energy	315,276

		3,336,377

Multi-Utilities — 0.1%
76,924	NiSource Inc.	1,650,020

	TOTAL UTILITIES	28,286,773

	TOTAL COMMON STOCK (Cost — $624,164,430)	689,716,512

FACE AMOUNT
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 26.2%
U.S. Treasury Obligations — 7.9%
	U.S. Treasury Notes:
$9,995,000	1.625% due 3/31/05 (a)	9,980,167
1,725,000	1.250% due 5/31/05 (a)	1,717,049
3,004,000	5.750% due 11/15/05 (a)	3,112,309
2,913,000	6.875% due 5/15/06 (a)	3,110,426
9,240,000	7.000% due 7/15/06 (a)	9,939,145

See Notes to Financial Statements.

30       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT		SECURITY	VALUE

U.S. Treasury Obligations — 7.9% (continued)
$ 1,719,000		4.375% due 5/15/07 (a)	$1,789,708
3,098,000		3.250% due 8/15/07 (a)	3,139,027
9,974,000		3.000% due 11/15/07 (a)	10,028,548
3,161,000		5.500% due 2/15/08 (a)	3,418,328
95,000		4.000% due 6/15/09 (a)	98,128
3,767,000		4.000% due 11/15/12 (a)	3,809,970
5,204,000		3.875% due 2/15/13 (a)	5,207,258
2,762,000		4.750% due 5/15/14 (a)	2,921,249
		U.S. Treasury Bonds:
15,834,000		6.250% due 8/15/23 (a)	18,708,868
4,865,000		5.375% due 2/15/31 (a)	5,285,560
		U.S. Treasury Inflationary Index Bonds:
3,127,680		4.250% due 1/15/10 (a)	3,666,960
4,929,231		3.000% due 7/15/12 (a)	5,519,969

		Total U.S. Treasury Obligations	91,452,669

	RATING(d)
U.S. Government Agency Bonds and Notes — 4.4%
1,905,000	AAA	Federal Home Loan Bank (FHLB) Notes, 2.875% due 9/15/06 (a)	1,911,319
		Federal Home Loan Mortgage Corp. (FHLMC), Reference Notes:
10,656,000	Aaa*	7.000% due 7/15/05	11,005,517
5,614,000	AAA	2.750% due 10/15/06 (a)	5,612,821
2,663,000	AAA	2.875% due 12/15/06 (a)	2,666,736
		Federal National Mortgage Association (FNMA), Benchmark Notes:
2,000,000	AAA	2.500% due 6/15/06	1,995,932
1,771,000	AAA	5.250% due 4/15/07	1,867,959
3,451,000	AAA	6.000% due 5/15/08 (a)	3,766,152
11,056,000	Aaa*	6.625% due 9/15/09 to 11/15/10	12,589,428
372,000	Aaa*	6.000% due 5/15/11	414,585
5,955,000	AAA	6.125% due 3/15/12	6,701,060
1,757,000	AAA	4.125% due 4/15/14 (a)	1,717,248
1,447,000	AAA	4.625% due 10/15/14 (a)	1,461,328

		Total U.S. Government Agency Bonds and Notes	51,710,085

U.S. Government Agency Pass-Throughs — 13.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
106,546		6.500% due 12/1/15	112,964
4,455,304		4.500% due 5/1/18 to 1/1/19	4,480,294
2,959,638		5.000% due 5/1/18 to 6/1/19	3,022,767

See Notes to Financial Statements.

31       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT		SECURITY	VALUE

U.S. Government Agency Pass-Throughs — 13.9% (continued)
$ 382,283		5.500% due 4/1/19 to 7/1/19	$396,263
274,716		6.000% due 8/1/19	288,590
1,420,020		6.000% due 2/1/23	1,480,155
5,619,199		5.000% due 9/1/33 to 11/1/33	5,620,068
11,000,973		5.500% due 5/1/33 to 4/1/34	11,227,912
5,686,984		6.000% due 4/1/34 to 8/1/34	5,897,080
1,658,803		6.500% due 5/1/34 to 8/1/34	1,744,999
		Federal National Mortgage Association (FNMA):
1,400,000		5.722% due 2/1/09	1,493,691
192,369		6.330% due 3/1/11	212,686
141,517		4.667% due 4/1/13	144,369
783,838		4.019% due 8/1/13	765,152
284,010		4.630% due 4/1/14	288,068
1,005,153		4.518% due 5/1/14	1,006,989
6,113,977		6.000% due 7/1/16 to 7/1/17	6,421,310
7,096,815		4.500% due 4/1/18 to 6/1/19	7,131,709
11,140,328		5.000% due 11/1/17 to 7/1/19	11,387,668
10,554,227		5.500% due 11/1/17 to 9/1/19	10,949,258
1,594,340		7.500% due 10/1/29 to 1/1/32	1,710,258
12,335,385		6.500% due 11/1/28 to 8/1/34	12,997,538
492,266		5.000% due 6/1/34	491,223
19,208,656		6.000% due 2/1/32 to 8/1/34	19,951,109
32,159,666		5.500% due 2/1/33 to 10/1/34	32,811,672
		Government National Mortgage Association (GNMA):
246,160		7.000% due 8/15/32	262,882
10,591,758		5.500% due 11/15/32 to 8/15/33	10,863,420
440,000		5.000% due 6/15/34	442,226
1,547,323		6.500% due 3/15/28 to 7/15/34	1,639,233
5,395,750		6.000% due 10/15/32 to 7/15/34	5,621,921

		Total U.S. Government Agency Pass-Throughs	160,863,474

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $299,971,406)	304,026,228

	RATING(d)
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
482,272	Aaa*	Bear Stearns Commercial Mortgage Securities, Series 1999-WF2, Class A1, 6.800% due 7/15/31	508,833
201,117	BBB	Blackrock Capital Finance L.P., Series 1996-R1, Class B2, 7.750% due 9/25/26 (e)	187,637
		Chase Commercial Mortgage Securities Corp.:
1,167,000	AAA	Series 1998-2, Class A2, 6.390% due 11/18/30	1,277,410
289,448	Aaa*	Series 2000-2, Class A1, 7.543% due 7/15/32	315,468

See Notes to Financial Statements.

32       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3% (continued)
		CRIIMI MAE Commercial Mortgage Trust:
$ 420,000	AAA	Series 1998-1, Class C, 6.701% due 6/20/30 (e)	$442,775
2,150,000	AAA	Series 1998-C1, Class A2, 7.000% due 6/2/33 (e)	2,337,131
550,000	Aaa*	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.380% due 12/16/35	612,921
1,146,419	Aaa*	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31	1,236,360
480,762	AAA	First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 1998-C2, Class A2, 6.560% due 11/18/35	523,344
		First Union-Lehman Brothers Commercial Mortgage Trust:
351,941	Aaa*	Series 1997-C1, Class A3, 7.380% due 4/18/29	379,421
602,562	AAA	Series 1997-C2, Class A3, 6.650% due 11/18/29	649,019
613,275	AAA	GS Mortgage Securities Corp. II, Series 1998-C1, Class A1, 6.060% due 10/18/30	627,362
396,000	AAA	J.P. Morgan Commercial Mortgage Finance Corp., Series 1998-C6, Class A3, 6.613% due 1/15/30	428,021
396,254	AAA	Merrill Lynch Mortgage Investors, Inc., Series 1998-C2, Class A2, 6.390% due 2/15/30	423,029
36,223,551	NR	Morgan Stanley Capital I, Inc., Series 1998-HF2, Class X, Interest Only, 0.626% due 11/15/30 (e)(f)	897,507
1,406,662	AAA	Mortgage Capital Funding, Inc., Series 1998-MC3, Class A2, 6.337% due 11/18/31	1,523,217
304,491	AAA	Multi-Family Capital Access One, Inc., Series 1, Class A, 6.650% due 1/15/24	337,241
163,363	AAA	Residential Accredit Loans, Inc., Series 1998-QS4, Class AI5, 7.000% due 3/25/28	163,239
187,381	AAA	Residential Funding Mortgage Securities, Series 2001-S28, Class A1, 6.000% due 12/25/16	187,161
2,101,142	NR	Small Business Administration Participation Certifications, Series 2003-20G, Class 1, 4.350% due 7/1/23	2,089,644

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,719,302)	15,146,740

ASSET-BACKED SECURITIES — 0.4%
203,167	AAA	Beneficial Mortgage Corp., Series 1997-2, Class A, 2.079% due 9/28/37 (f)	201,851
2,750,000	AAA	Capital One Auto Finance Trust, Series 2002-A, Class A4, 4.790% due 1/15/09	2,800,270
333,506	Aaa*	Falcon Franchise Loan LLC, Series 2000-1, Class A-1, 7.382% due 5/5/10 (e)	356,364
500,000	AAA	Providian Gateway Master Trust, Series 2000-B, Class A, 2.150% due 3/16/09 (e)(f)	501,518

See Notes to Financial Statements.

33       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

ASSET-BACKED SECURITIES — 0.4% (continued)
$ 548,647	AAA	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A3, 3.800% due 7/25/30	$549,885

		TOTAL ASSET-BACKED SECURITIES (Cost — $4,369,010)	4,409,888

CORPORATE BONDS AND NOTES — 10.1%
CONSUMER DISCRETIONARY — 0.7%
Automotive — 0.5%
		DaimlerChrysler North America Holding Corp., Notes:
453,000	BBB	8.000% due 6/15/10	529,320
2,083,000	BBB	6.500% due 11/15/13	2,278,535
1,316,000	BBB-	Ford Motor Co., 7.450% due 7/16/31	1,285,277
		General Motors Corp.:
411,000	BBB-	Notes, 7.200% due 1/15/11 (a)	433,496
800,000	BBB-	Sr. Debentures, 8.375% due 7/15/33 (a)	834,785

			5,361,413

Media — 0.2%
150,000	BBB-	A.H. Belo Corp., Sr. Debentures, 7.750% due 6/1/27	174,696
572,000	BBB-	News America Holdings, Sr. Debentures, 8.500% due 2/23/25	743,006
484,000	BBB+	Time Warner Entertainment Co. L.P., Notes, 10.150% due 5/1/12	635,229
		The Walt Disney Co., Sr. Notes:
651,000	BBB+	6.375% due 3/1/12	726,278
370,000	BBB+	Series B, 6.750% due 3/30/06	389,909

			2,669,118

		TOTAL CONSUMER DISCRETIONARY	8,030,531

CONSUMER STAPLES — 0.4%
Beverages — 0.1%
1,416,000	BBB+	Miller Brewing Co., Notes, 5.500% due 8/15/13 (e)	1,488,838

Food Products — 0.3%
1,464,000	BBB	Cadbury Schweppes US Finance LLC, Notes, 5.125% due 10/1/13 (e)	1,497,572
602,000	BBB+	Kraft Foods Inc., Notes, 6.250% due 6/1/12	663,583
1,557,000	BBB	The Kroger Co., Sr. Notes, 6.750% due 4/15/12	1,757,145

			3,918,300

		TOTAL CONSUMER STAPLES	5,407,138

ENERGY — 0.5%
Energy Equipment and Services — 0.2%
472,000	BBB	CenterPoint Energy Resources Corp., Sr. Notes, Series B, 7.875% due 4/1/13	565,152
985,000	BBB+	Kinder Morgan Energy Partners, L.P., Sr. Bonds, 7.750% due 3/15/32	1,188,558

			1,753,710

See Notes to Financial Statements.

34       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Oil and Gas — 0.3%
$ 850,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31	$959,782
988,000	BBB	Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11	1,132,873
537,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	579,092
438,000	BBB	Kerr-McGee Corp., Notes, 6.950% due 7/1/24	483,727
525,000	BBB-	Pioneer Natural Resources Co., Sr. Notes, 5.875% due 7/15/16	558,806

			3,714,280

		TOTAL ENERGY	5,467,990

FINANCIALS — 4.4%
Banks — 0.9%
2,663,000	A	Bank of America Corp., Sub. Notes, 7.400% due 1/15/11	3,123,896
975,000	A+	Barclays Bank PLC, 6.860% Tier 1 Notes (e)(f)	1,094,533
568,000	BBB	Mizuho Financial Group Cayman Ltd., Notes, 5.790% due 4/15/14 (e)	592,106
1,910,000	BBB+	Popular North America, Inc., Notes, 4.250% due 4/1/08	1,955,884
834,000	A-	Wachovia Corp., Sub. Notes, 5.250% due 8/1/14	863,189
2,874,000	AA-	Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10 (f)	2,963,505

			10,593,113

Diversified Financials — 2.6%
801,000	A-	Abbey National Capital Trust I, 8.963% Trust Preferred Securities (f)	1,106,984
2,500,000	AAA	AIG SunAmerica Global Financing II, Sr. Notes, 7.600% due 6/15/05 (e)	2,577,105
816,000	AAA	AIG SunAmerica Institutional Funding II, Medium-Term Notes, 5.750% due 2/16/09	877,539
3,121,000	A+	CS First Boston (USA), Inc., Notes, 6.500% due 1/15/12	3,502,140
872,000	A1*	DBS Capital Funding Corp., Series A, 7.657% Preference Shares (e)(f)	1,019,098
		Ford Motor Credit Co.:
		Global Landmark Securities:
465,000	BBB-	6.500% due 1/25/07	488,808
669,000	BBB-	7.375% due 2/1/11	726,640
970,000	BBB-	Notes, 7.875% due 6/15/10	1,077,599
		GE Capital Corp.:
		Debentures:
313,000	AAA	8.750% due 5/21/07	357,105
553,000	AAA	8.500% due 7/24/08	646,907
1,232,000	AAA	Medium-Term Notes, Series A, 7.500% due 5/15/05	1,265,881

See Notes to Financial Statements.

35       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Diversified Financials — 2.6% (continued)
$ 946,000	BBB-	General Motors Acceptance Corp., Notes, 7.250% due 3/2/11	$1,005,762
1,410,000	A+	The Goldman Sachs Group, Inc., Notes, 5.700% due 9/1/12	1,504,218
550,000	A	HBOS Capital Funding LP, 6.071% Tier 1 Notes (e)(f)	591,853
300,000	D	JET Equipment Trust, Notes, Series 95-D, 11.440% due 11/1/14 (e)(g)	3,000
2,500,000	AAA	KFW International Finance Inc., Medium-Term Notes, 4.250% due 4/18/05 (a)	2,522,915
		Lehman Brothers Holdings Inc., Sr. Notes:
711,000	A	7.750% due 1/15/05	718,736
771,000	A	8.250% due 6/15/07	868,817
896,000	A+	Merrill Lynch & Co., Inc. Medium-Term Notes, Series C, 5.450% due 7/15/14	937,496
599,000	BBB+	MidAmerican Funding LLC., Sr. Secured Bonds, 6.927% due 3/1/29	676,596
864,000	A+	Morgan Stanley, Notes, 6.750% due 4/15/11	981,995
280,000	A-	Natexis AMBS Co., LLC, Series A, 8.440% Preferred Securities (e)(f)	321,948
		Pemex Project Funding Master Trust:
153,000	BBB-	Bonds, 8.625% due 2/1/22	177,098
1,296,000	BBB-	Notes, 7.375% due 12/15/14	1,439,208
600,000	A+	Prudential Funding LLC, Notes, 6.600% due 5/15/08 (e)	661,837
2,000,000	A	RBS Capital Trust II, 6.425% Trust Preferred Securities (f)	2,087,324
1,412,000	A	UniCredito Italiano Capital Trust II, 9.200% Trust Preferred Securities (e)(f)	1,771,533

			29,916,142

Insurance — 0.3%
630,000	BBB-	Fund American Cos., Inc., Notes, 5.875% due 5/15/13	643,466
1,555,000	A	MetLife, Inc., Sr. Notes, 6.500% due 12/15/32	1,695,675
1,500,000	A-	Prudential Financial, Inc., Medium-Term Notes, Series B, 4.500% due 7/15/13	1,460,875

			3,800,016

Real Estate — 0.6%
1,751,000	BBB+	EOP Operating, L.P., Notes, 6.800% due 1/15/09	1,935,240
672,000	BBB	HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16	709,112

See Notes to Financial Statements.

36       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Real Estate — 0.6% (continued)
$ 843,000	BBB	Simon Property Group, L.P., Notes, 6.375% due 11/15/07	$911,138
1,555,000	A	SocGen Real Estate Co. LLC, Series A, 7.640% Trust Preferred Securities (e) (f)	1,731,786
1,804,000	BBB	Vornado Realty L.P., Sr. Notes, 5.625% due 6/15/07	1,895,979

			7,183,255

		TOTAL FINANCIALS	51,492,526

HEALTHCARE — 0.2%
Healthcare Providers and Services — 0.1%
		HCA Inc.:
801,000	BB+	Notes, 6.950% due 5/1/12	845,814
205,000	BB+	Sr. Notes, 8.750% due 9/1/10	236,657

			1,082,471

Pharmaceuticals — 0.1%
705,000	A	Wyeth, Notes, 5.500% due 3/15/13 (f)	726,627

		TOTAL HEALTHCARE	1,809,098

INDUSTRIALS — 1.1%
Aerospace and Defense — 0.6%
1,038,000	BBB	BAE Systems Holdings Inc., Notes, 6.400% due 12/15/11 (e)	1,165,506
2,793,000	A	Boeing Capital Corp., Notes, 6.500% due 2/15/12 (a)	3,147,918
1,395,000	BBB	Northrop Grumman Corp., Sr. Debentures, 7.750% due 2/15/31	1,752,986
615,000	BBB-	Raytheon Co., Sr. Notes, 6.150% due 11/1/08	671,062

			6,737,472

Airlines — 0.0%
260,513	BBB+	Continental Airlines Inc., Series 981A, 6.648% due 9/15/17	245,007

Commercial Services and Supplies — 0.3%
		Cendant Corp., Sr. Notes:
1,108,000	BBB	6.875% due 8/15/06	1,181,020
534,000	BBB	6.250% due 1/15/08	576,694
		Waste Management Inc., Sr. Notes:
1,268,000	BBB	7.000% due 7/15/28	1,419,326
774,000	BBB	7.375% due 8/1/10	897,843

			4,074,883

Machinery — 0.1%
630,000	BBB	Kennametal Inc., Sr. Notes, 7.200% due 6/15/12	701,912

See Notes to Financial Statements.

37       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Road and Rail — 0.1%
		Union Pacific Corp., Notes:
$ 292,000	BBB	6.125% due 1/15/12	$319,133
280,000	BBB	5.375% due 5/1/14	288,821

			607,954

		TOTAL INDUSTRIALS	12,367,228

MATERIALS — 0.3%
Chemicals — 0.1%
659,000	A-	The Dow Chemical Co., Notes, 5.750% due 12/15/08	707,904

Paper and Forest Products — 0.2%
748,000	BBB	MeadWestvaco Corp., Debentures, 6.800% due 11/15/32	800,470
1,500,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	1,700,149

			2,500,619

		TOTAL MATERIALS	3,208,523

TELECOMMUNICATION SERVICES — 1.2%
Diversified Telecommunication Services — 1.2%
852,000	A	Bellsouth Corp., Notes, 6.550% due 6/15/34	913,987
623,000	BB+	Citizens Communications Co., Sr. Notes, 8.500% due 5/15/06	672,840
824,000	BBB+	Deutsche Telekom International Finance BV, Bonds, 8.750% due 6/15/30	1,090,575
461,000	BBB+	France Telecom SA, Sr. Notes, 8.500% due 3/1/11	554,370
737,000	BBB	PCCW Capital II Ltd., Notes, 6.000% due 7/15/13 (e)	771,003
737,000	A	SBC Communications Inc., Notes, 5.100% due 9/15/14	743,555
1,315,000	BBB-	Sprint Capital Corp., Notes, 6.875% due 11/15/28	1,416,494
3,319,000	BB+	TCI Communications Inc., Preferred Securities, 9.650% due 3/31/27	3,897,737
		Telecom Italia Capital S.A., Notes:
865,000	BBB+	5.250% due 11/15/13	887,250
325,000	BBB+	6.000% due 9/30/34 (e)	320,533
2,400,000	A+	Verizon New York Inc., Sr. Debentures, Series A, 6.875% due 4/1/12	2,714,710

			13,983,054

Wireless Telecommunications Services — 0.0%
410,000	A	AT&T Wireless Services Inc., Sr. Notes, 7.350% due 3/1/06	434,408

		TOTAL TELECOMMUNICATION SERVICES	14,417,462

See Notes to Financial Statements.

38       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

UTILITIES — 1.3%
Electric Utilities — 1.3%
$ 1,500,000	BBB	DTE Energy Co., Sr. Notes, 7.050% due 6/1/11	$1,707,029
726,276	BBB-	Entergy Louisiana, Inc., Waterford 3 Secured Lease Obligation Bonds, 8.090% due 1/2/17	815,201
1,407,000	A-	Exelon Generation Co., LLC, Sr. Notes, 6.950% due 6/15/11	1,604,530
796,000	BB+	FirstEnergy Corp., Sr. Notes, Series B, 6.450% due 11/15/11	873,401
1,250,000	A+	Hydro-Québec, Global Debentures, Series JL, 6.300% due 5/11/11	1,410,165
		MidAmerican Energy Holdings Co., Sr. Notes:
544,000	BBB-	3.500% due 5/15/08	538,380
268,000	BBB-	5.875% due 10/1/12	287,239
271,000	A+	Niagara Mohawk Power Corp., Secured Mortgage Bonds, 7.750% due 5/15/06	290,530
299,657	BBB	Northeast Utilities, Notes, Series A, 8.580% due 12/1/06	318,135
1,171,000	BBB-	Oncor Electric Delivery Co., Debentures, 7.000% due 9/1/22	1,334,193
1,500,000	BBB	Pacific Gas & Electric Co., Mortgages, 4.800% due 3/1/14	1,505,055
		Progress Energy, Inc., Sr. Notes:
648,000	BBB-	7.100% due 3/1/11	735,858
755,000	BBB-	6.850% due 4/15/12	848,247
		PSEG Power LLC, Sr. Notes:
405,000	BBB	6.950% due 6/1/12	456,899
533,000	BBB	8.625% due 4/15/31	689,870
750,000	BBB	System Energy Resources Inc., Secured Lease Obligation Bonds, 5.129% due 1/15/14 (e)	762,917
587,000	BBB	TXU Energy Co. LLC, Sr. Notes, 7.000% due 3/15/13	667,540

		TOTAL UTILITIES	14,845,189

		TOTAL CORPORATE BONDS AND NOTES (Cost — $111,424,443)	117,045,685

SOVEREIGN DEBT — 0.2%
Italy — 0.1%
1,500,000	AA-	Republic of Italy, Notes, 4.625% due 6/15/05	1,524,011

See Notes to Financial Statements.

39       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Mexico — 0.1%
		United Mexican States:
$ 250,000	BBB-	Medium-Term Notes, Series A, 8.000% due 9/24/22 (a)	$287,937
333,000	BBB-	Notes, 8.125% due 12/30/19	390,609

			678,546

		TOTAL SOVEREIGN DEBT (Cost — $2,123,214)	2,202,557

		SUB-TOTAL INVESTMENTS (Cost — $1,056,771,805)	1,132,547,610

SHORT-TERM INVESTMENT — 2.2%
25,831,000		Federal Home Loan Bank, Discount Notes, due 11/1/04 (Cost — $25,831,000)	25,831,000

		TOTAL INVESTMENTS — 99.8% (Cost — $1,082,602,805**)	1,158,378,610
		Other Assets in Excess of Liabilities — 0.2%	1,777,744

		TOTAL NET ASSETS — 100.0%	$1,160,156,354

LOANED SECURITIES COLLATERAL
98,267,188		State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $98,267,188)	$98,267,188

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Non-income producing security.
(c)	All or a portion of this security is segregated for extended settlements.
(d)	All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(f)	Variable rate security. Rate shown is rate in effect at October 31, 2004.
(g)	Security is currently in default.
**	Aggregate cost for federal income tax purposes is $1,093,839,868.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See pages 46 and 47 for definitions of ratings.

See Notes to Financial Statements.

40       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT		SECURITY	VALUE
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 37.6%
$1,000,000		U.S. Treasury Bonds, 5.375% due 2/15/31	$1,086,446
		U.S. Treasury Notes:
35,272,000		5.875% due 11/15/05	36,590,573
13,500,000		6.500% due 10/15/06	14,516,199
25,000,000		5.625% due 5/15/08	27,230,475
1,400,000		3.375% due 12/15/08	1,414,438
10,165,000		4.250% due 8/15/14	10,347,655
1,500,000		Federal Home Loan Mortgage Corp., Medium Term Notes, 2.900% due 2/27/19	1,491,590
		Federal National Mortgage Association:
		Benchmark Notes:
3,100,000		1.750% due 6/16/06	3,056,904
4,900,000		6.000% due 5/15/11	5,460,922
3,450,000		Notes, 2.000% due 2/9/07	3,440,209

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $105,431,174)	104,635,411

	RATING(a)
CORPORATE BONDS AND NOTES — 50.1%
Aerospace/Defense — 0.6%
1,600,000	BBB	Northrop Grumman Corp., Remarketed Notes, 4.079% due 11/16/06	1,629,146

Automotive — 1.2%
1,800,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 7.300% due 1/15/12	2,064,756
1,300,000	BBB-	Lear Corp., Sr. Notes, Series B, 7.960% due 5/15/05	1,334,505

			3,399,261

Construction and Engineering — 0.4%
1,000,000	BBB-	MDC Holdings, Inc., Sr. Notes, 5.500% due 5/15/13	1,022,863

Containers — 0.6%
1,000,000	A+	Bottling Group LLC, Sr. Notes, Series B, 4.625% due 11/15/12	1,020,162
700,000	BBB	Sealed Air Corp., Sr. Notes, 5.625% due 7/15/13 (b)	721,782

			1,741,944

Energy — 1.0%
800,000	BBB+	Anadarko Finance Co., Sr. Notes, Series B, 6.750% due 5/1/11	911,717
500,000	A-	Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07	491,635
1,300,000	BBB	Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11	1,490,623

			2,893,975

See Notes to Financial Statements.

41       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Entertainment/Media — 3.1%
$500,000	BBB-	Clear Channel Communications, Inc., Sr. Notes, 4.400% due 5/15/11	$487,412
1,000,000	BBB	Comcast Cable Communications, Inc., Exchange Notes, 8.500% due 5/1/27	1,310,940
2,400,000	BBB-	Liberty Media Corp., Sr. Notes, 3.380% due 9/17/06 (c)	2,427,864
4,000,000	BBB+	Time Warner Inc., Notes, 6.150% due 5/1/07	4,281,236
			8,507,452
Financial Services — 14.0%
2,290,000	AA-	ABN AMRO Bank, Sr. Notes, 1.730% due 5/11/07 (c)	2,295,528
1,400,000	AAA	AIG SunAmerica Global Financing, Sr. Notes, 5.850% due 8/1/08 (b)	1,506,852
2,500,000	A+	American General Finance Corp., Medium Term Notes, Series I, 3.875% due 10/1/09	2,483,485
1,500,000	A+	Bank of America Corp., Sr. Notes, 5.375% due 6/15/14	1,578,681
1,700,000	BBB	Capital One Bank, Notes, 5.000% due 6/15/09	1,768,098
1,480,000	A	Countrywide Home Loans, Inc., Medium Term Notes, Series L, 4.000% due 3/22/11	1,444,045
700,000	A+	Credit Suisse First Boston (USA), Inc., Notes, 6.125% due 11/15/11	769,122
		Ford Motor Credit Co., Global Landmark Securities:
2,000,000	BBB-	6.875% due 2/1/06	2,079,972
400,000	BBB-	7.000% due 10/1/13	423,124
		General Motors Acceptance Corp., Notes:
1,500,000	BBB-	7.250% due 3/2/11	1,594,759
600,000	BBB-	6.875% due 9/15/11	625,443
2,300,000	A+	The Goldman Sachs Group, Inc., Notes, 4.750% due 7/15/13	2,283,134
3,400,000	A	Household Finance Corp., Notes, 6.375% due 11/27/12	3,801,768
1,200,000	A+	HSBC Bank (USA), Sub. Notes, 5.875% due 11/1/34	1,208,398
1,000,000	A	Huntington National Bank, Sr. Notes, 4.650% due 6/30/09	1,031,668
2,500,000	A	JPMorgan Chase & Co., Sub. Notes, 5.250% due 5/1/15	2,561,798
1,700,000	A	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 4.800% due 3/13/14	1,696,597
1,500,000	A+	Merrill Lynch & Co., Inc., Medium-Term Notes, Series C, 4.125% due 9/10/09	2,015,458
1,000,000	A+	Morgan Stanley, Notes, 6.600% due 4/1/12	1,128,728
500,000	AA	Rabobank Capital Funding Trust III, Sub. Notes, 5.254% due 12/31/16 (b)(c)	507,806
		U.S. Bank, NA:
2,000,000	AA-	Notes, 2.870% due 2/1/07	1,994,034
2,000,000	A+	Sub. Notes, 4.950% due 10/30/14	2,036,984
700,000	A	Wachovia Bank NA, Sub. Notes, 4.800% due 11/1/14	700,803
1,300,000	A-	Washington Mutual Bank, FA, Sub. Notes, 5.650% due 8/15/14	1,358,984
			38,895,269

See Notes to Financial Statements.

42       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Food and Beverage — 0.8%
$2,000,000	BBB	Fred Meyer, Inc., Sr. Notes, 7.450% due 3/1/08	$2,238,880
Healthcare — 0.4%
1,100,000	BBB+	Anthem, Inc., Bonds, 6.800% due 8/1/12	1,236,777
Household and Personal Products — 1.4%
3,700,000	AA-	The Procter & Gamble Co., Notes, 4.950% due 8/15/14	3,823,528
Industrial Conglomerates — 2.2%
3,500,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13	3,634,141
2,300,000	BBB	Tyco International Group SA, Notes, 6.125% due 11/1/08	2,506,680
			6,140,821
Insurance — 1.4%
1,800,000	AAA	MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (b)	1,738,368
2,100,000	AA+	New York Life Global Funding, Notes, Series 2003-1, 5.375% due 9/15/13 (b)	2,209,450
			3,947,818
Metals and Mining — 0.4%
800,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	990,106
Paper and Forest Products — 0.2%
600,000	BBB	International Paper Co., Sr. Notes, 5.300% due 4/1/15	603,548
Pharmaceuticals — 1.0%
2,600,000	A	Wyeth, Notes, 5.500% due 2/1/14	2,668,928
Real Estate — 2.5%
700,000	BBB	HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16	738,658
630,000	BBB-	iStar Financial Inc., Sr. Notes, 6.000% due 12/15/10	669,247
300,000	A-	Kimco Realty Corp., Medium-Term Notes, Series C, 1.880% due 8/1/06 (c)	300,303
5,200,000	BBB	Post Apartment Homes, L.P., Notes, 6.850% 3/16/15	5,252,562
			6,960,770
Retail — 2.6%
1,900,000	BBB	Safeway Inc., Sr. Notes, 6.500% due 3/1/11	2,101,704
5,000,000	AA	Wal-Mart Stores Inc., Notes, 4.550% due 5/1/13	5,080,935
			7,182,639
Telecommunications — 6.8%
8,200,000	BBB	Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)	9,224,820
2,500,000	BBB+	Deutsche Telekom International Finance BV, Notes, 8.250% due 6/15/05	2,586,100
1,000,000	A	SBC Communications Inc., Notes, 5.100% due 9/15/14	1,008,894
1,830,000	BBB-	Sprint Capital Corp., Notes, 6.125% due 11/15/08	1,984,485

See Notes to Financial Statements.

43       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Telecommunications — 6.8% (continued)
		Telecom Italia Capital SA, Notes:
$1,000,000	BBB+	4.000% due 1/15/10 (b)	$991,846
3,000,000	BBB+	5.250% due 11/15/13	3,077,166
			18,873,311
Tobacco — 0.7%
2,000,000	BBB	Altria Group, Inc., Notes, 5.625% due 11/4/08	2,047,074
Utilities — 8.8%
1,150,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	1,150,000
1,000,000	BBB-	Duke Capital LLC, Remarketed Sr. Notes, 4.331% due 11/16/06	1,018,820
930,000	BBB	Duke Energy Field Services, LLC, Notes, 7.500% due 8/16/05	964,621
3,000,000	BBB	Pepco Holdings, Inc., Notes, 5.500% due 8/15/07	3,153,972
4,400,000	BBB-	Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07	4,666,992
800,000	BB-	PSE&G Energy Holdings Inc., Sr. Notes, 8.625% due 2/15/08	888,000
2,200,000	BBB+	Scana Corp., Medium-Term Notes, 2.161% due 11/15/06 (c)	2,205,977
900,000	A+	Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% due 1/15/11	908,275
2,000,000	AA-	SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b)	2,052,454
1,000,000	BBB-	TransAlta Corp., Sr. Notes, 5.750% due 12/15/13	1,045,819
4,000,000	B+	Transcontinental Gas Pipe Line Corp., Notes, 6.125% due 1/15/05	4,045,000
2,300,000	BBB-	Xcel Energy Inc., Sr. Notes, Series B, 3.400% due 7/1/08	2,276,110
			24,376,040
		TOTAL CORPORATE BONDS AND NOTES (Cost — $135,001,339)	139,180,150
ASSET-BACKED SECURITIES — 3.5%
1,262,562	AAA	California Infrastructure PG&E-1, Series 1997-1, Class A7, 6.420% due 9/25/08	1,308,862
1,100,000	AAA	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1A5, 5.833% due 4/25/32	1,156,071
1,669,567	AAA	DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630% due 12/6/06	1,684,821
2,000,000	AAA	Discover Card Master Trust I, Series 1996-3, Class A, 6.050% due 8/18/08	2,086,442
2,500,000	AAA	Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.750% due 8/15/06	2,535,904
1,010,208	AAA	Toyota Auto Receivables Owner Trust, Series 2002-C, Class A3, 2.650% due 11/15/06	1,011,912
		TOTAL ASSET-BACKED SECURITIES (Cost — $10,098,463)	9,784,012

See Notes to Financial Statements.

44       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
$1,500,000	AAA	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C5, Class A4, 4.900% due 12/15/36	$1,533,146
3,000,000	AAA	General Motors Acceptance Corp. Commercial Mortgage Securities Inc., Series 2004-C2, Class A3, 5.134% due 8/10/38	3,126,367
		LB-UBS Commercial Mortgage Trust:
2,000,000	AAA	Series 2003-C3, Class A2, 3.086% due 5/15/27	1,966,090
1,240,000	AAA	Series 2002-C4, Class A5, 4.853% due 9/15/31	1,277,394
1,950,000	AAA	Series 2004-C7, Class A6, 4.786% due 10/15/29	1,959,396
1,650,000	AAA	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3, 4.957% due 8/15/35	1,715,731
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,366,024)	11,578,124

SHARES
WARRANTS (d) — 0.0%
150		Loral Orion Network Systems, Inc., Expires 1/15/07 (Cost — $105)	2
		SUB-TOTAL INVESTMENTS (Cost — $261,897,105)	265,177,699
FACE AMOUNT
REPURCHASE AGREEMENT — 4.3%
$12,056,000		State Street Bank and Trust Co. dated 10/29/04, 1.700% due 11/1/04 Proceeds at maturity — $12,057,708; (Fully collateralized by U.S. Treasury Bonds, 7.250% due 5/15/16; Market Value — $12,301,413) (Cost — $12,056,000)	12,056,000
		TOTAL INVESTMENTS — 99.7% (Cost — $273,953,105)*	277,233,699
		Other Assets in Excess of Liabilities — 0.3%	840,109
		TOTAL NET ASSETS — 100.0%	$278,073,808
(a)	All ratings are by Standard & Poor’s Rating Service.
(b)	Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(c)	Variable rate security. Rate shown is rate in effect at October 31, 2004.
(d)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $277,384,044.

See pages 46 and 47 for definitions of ratings.

See Notes to Financial Statements.

45       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY MONEY MARKET PORTFOLIO

FACE AMOUNT	SECURITY	ANNUALIZED YIELD	VALUE
COMMERCIAL PAPER — 35.9%
$15,000,000	ABN-AMRO North America Finance Inc. mature 11/8/04 to 12/3/04	1.76% to 1.83%	$14,988,489
14,400,000	ANZ Delaware Inc. mature 11/18/04 to 12/8/04	1.77 to 1.94	14,382,993
20,000,000	Bank America Corp. mature 12/6/04 to 4/6/05	1.65 to 2.16	19,891,322
8,000,000	Calyon North America Inc. matures 12/9/04	1.82	7,984,715
2,100,000	CBA Delaware Finance Inc. matures 11/16/04	1.78	2,098,451
17,900,000	Danske Corp. mature 11/18/04 to 11/19/04	1.83 to 1.84	17,884,083
20,000,000	General Electric Capital Corp. mature 11/5/04 to 12/8/04	1.74 to 1.81	19,986,850
7,700,000	HBOS Treasury Services PLC mature 11/18/04 to 12/1/04	1.77 to 1.91	7,691,319
15,700,000	ING US Funding LLC mature 11/2/04 to 12/1/04	1.73 to 1.91	15,693,464
18,000,000	Rabobank USA Financial Corp. matures 11/1/04	1.75	18,000,000
2,414,000	Ranger Funding Co. LLC matures 11/4/04	1.78	2,413,642
3,300,000	Royal Bank of Scotland PLC matures 11/3/04	1.76	3,299,678
4,000,000	Societe Generale North America matures 11/1/04	1.77	4,000,000
10,048,000	Svenska Handelsbanken Inc. mature 11/4/04 to 11/10/04	1.73 to 1.77	10,045,750
10,000,000	Swedbank matures 11/15/04	1.81	9,992,961
10,000,000	UBS Finance Delaware LLC matures 11/1/04	1.84	10,000,000
5,000,000	Westpac Capital Corp. matures 12/2/04	1.65	4,992,939
	TOTAL COMMERCIAL PAPER (Cost — $183,346,656)		183,346,656
U.S. GOVERNMENT AGENCY DISCOUNT NOTES — 9.1%
21,000,000	Federal Home Loan Bank mature 11/24/04 to 12/27/04	1.73 to 1.80	20,968,324
11,340,000	Federal Home Loan Mortgage Corporation mature 11/2/04 to 12/27/04	1.72 to 1.88	11,315,391
14,500,000	Federal National Mortgage Association mature 11/10/04 to 2/2/05	1.75 to 1.98	14,456,561
	TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES (Cost — $46,740,276)		46,740,276
CERTIFICATES OF DEPOSIT — 3.9%
20,000,000	Wells Fargo Bank N.A. mature 11/22/04 to 11/30/04 (Cost — $20,000,000)	1.85 to 1.90	20,000,000
FOREIGN CERTIFICATES OF DEPOSIT — 47.9%
20,000,000	Abbey National Treasury matures 11/15/04	1.81	20,000,000
5,000,000	ABN-AMRO Bank NV matures 1/12/05	2.00	5,000,097
10,000,000	Banco Bilbao Vizcaya NY matures 11/10/04	1.65	9,999,849
20,000,000	Bank of Montreal mature 11/9/04 to 11/10/04	1.78	19,999,987
19,000,000	Barclays Bank PLC mature 11/15/04 to 11/22/04	1.80 to 1.86	19,000,000

See Notes to Financial Statements.

46       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY MONEY MARKET PORTFOLIO

FACE AMOUNT	SECURITY	ANNUALIZED YIELD	VALUE
FOREIGN CERTIFICATES OF DEPOSIT — 47.9% (continued)
$15,000,000	BNP Paribas S.A. NY mature 12/31/04	1.70% to 1.74%	$15,000,000
10,000,000	Canadian Imperial Bank of Commerce NY matures 11/15/04	1.80	10,000,000
3,000,000	Credit Agricole Indosuez matures 12/31/04	1.95	2,996,530
20,000,000	CS First Boston Corp. NY mature 11/8/04 to 12/14/04	1.72 to 1.93	19,999,756
18,000,000	Dexia Bank NY mature 11/1/04 to 11/29/04	1.78 to 1.92	17,999,968
20,000,000	Deutsche Bank AG mature 11/23/04 to 12/30/04	1.72 to 1.95	19,999,908
10,000,000	Fortis Bank NY matures 12/1/04	1.93	10,000,000
10,000,000	HBOS Treasury Services NY mature 11/12/04 to 1/14/05	1.78 to 2.02	9,999,740
5,000,000	Lloyds TSB Bank PLC NY matures 12/21/04	1.76	5,000,274
10,000,000	Nordea Bank Finland NY matures 12/31/04	1.87	9,998,576
10,000,000	Royal Bank of Scotland NY mature 11/22/04 to 2/2/05	1.81 to 2.05	10,000,079
5,000,000	Societe Generale NY matures 12/20/04	1.96	4,994,308
9,430,000	Svenska Handelsbanken NY mature 11/3/04 to 12/31/04	1.77 to 1.95	9,423,125
20,000,000	Toronto Dominion Bank NY mature 11/2/04 to 1/18/05	1.75 to 2.01	20,000,000
5,000,000	Unicredito Italiano S.p.A. matures 1/18/05	2.02	5,000,000
	TOTAL FOREIGN CERTIFICATES OF DEPOSIT (Cost — $244,412,197)		244,412,197
TIME DEPOSIT — 3.7%
18,767,000	State Street Bank & Trust matures 11/1/04 (Cost —$18,767,000)	1.85	18,767,000
	TOTAL INVESTMENTS — 100.5% (Cost — $513,266,129*)		513,266,129
	Liabilities is Excess of Other Assets — (0.5)%		(2,726,865)
	TOTAL NET ASSETS — 100.0%		$510,539,264
*	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

47       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

—  Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bondsrated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

48       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

B

—  Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

49       Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Assets and Liabilities	October 31, 2004

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
ASSETS:
Investments, at value (Cost — $1,082,602,805 and $273,953,105 respectively)	$1,158,378,610	$277,233,699	$513,266,129
Loaned securities collateral, at value (Cost — $98,267,188) (Notes 1 and 3)	98,267,188	—	—
Cash	148	28	614
Dividends and interest receivable	5,581,820	3,998,338	563,432
Receivable for securities sold	4,669,508	—	—
Receivable for Fund shares sold	9,746	26,903	24,858
Prepaid expenses	10,222	—	661
Other receivables	22,955	13,155	—

Total Assets	1,266,940,197	281,272,123	513,855,694

LIABILITIES:
Payable for loan securities collateral (Notes 1 and 3)	98,267,188	—	—
Payable for securities purchased	6,650,953	2,970,025	—
Payable for Fund shares reacquired	1,002,032	43,580	2,830,215
Management fees payable	774,165	150,755	217,888
Dividends payable	—	—	183,839
Accrued expenses	89,505	33,955	84,488

Total Liabilities	106,783,843	3,198,315	3,316,430

Total Net Assets	$1,160,156,354	$278,073,808	$510,539,264

NET ASSETS:
Par value of capital shares ($0.00001 par value, 6 billion shares authorized)	$675	$235	$5,105
Capital paid in excess of par value	1,038,108,550	272,621,975	510,533,660
Undistributed net investment income	21,872,798	7,500,405	499
Accumulated net realized gain (loss) from investment transactions and foreign currency transactions	24,398,215	(5,329,401)	—
Net unrealized appreciation of investments and foreign currencies	75,776,116	3,280,594	—

Total Net Assets	$1,160,156,354	$278,073,808	$510,539,264

Shares Outstanding	67,488,682	23,484,047	510,538,765

Net Asset Value	$17.19	$11.84	$1.00

See Notes to Financial Statements.

50        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Operations	For the Year Ended October 31, 2004

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
INVESTMENT INCOME:
Interest (Note 3)	$20,562,522	$10,106,700	$6,646,970
Dividends	13,041,502	—	—
Less: Foreign withholding tax	(103,152)	—	—

Total Investment Income	33,500,872	10,106,700	6,646,970

EXPENSES:
Management fees (Note 2)	8,720,765	1,738,738	2,689,274
Custody	119,862	28,494	43,273
Shareholder communications	54,603	14,511	31,184
Audit and legal	41,800	31,396	39,897
Directors' fees	28,555	10,313	19,001
Transfer agency services (Note 2)	5,003	5,002	5,005
Other	20,046	8,031	16,101

Total Expenses	8,990,634	1,836,485	2,843,735

Less: Management fee waivers (Notes 2 and 6)	(1,741)	(1,741)	(1,741)

Net Expenses	8,988,893	1,834,744	2,841,994

Net Investment Income	24,511,979	8,271,956	3,804,976

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	67,420,618	474,777	455
Foreign currency transactions	9,902	—	—

Net Realized Gain	67,430,520	474,777	455

Net Change in Unrealized Appreciation From:
Investments	23,549,887	2,195,501	—
Foreign currencies	(13,994)	—	—

Net Change in Unrealized Appreciation/Depreciation of Investments and Foreign Currencies	23,535,893	2,195,501	—

Net Gain on Investments and Foreign Currencies	90,966,413	2,670,278	455

Increase in Net Assets From Operations	$115,478,392	$10,942,234	$3,805,431

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	For the Years Ended October 31,
MFS Total Return Portfolio	2004	2003
OPERATIONS:
Net investment income	$24,511,979	$21,288,274
Net realized gain (loss)	67,430,520	(10,422,982)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	23,535,893	99,488,552

Increase in Net Assets From Operations	115,478,392	110,353,844

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(22,438,758)	(29,011,184)

Decrease in Net Assets From Dividends to Shareholders	(22,438,758)	(29,011,184)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	86,033,895	93,894,483
Net asset value of shares issued for reinvestment of dividends	22,438,758	29,011,184
Cost of shares reacquired	(38,315,281)	(37,255,559)

Increase in Net Assets From Fund Share Transactions	70,157,372	85,650,108

Increase in Net Assets	163,197,006	166,992,768
NET ASSETS:
Beginning of year	996,959,348	829,966,580

End of year*	$1,160,156,354	$996,959,348

* Includes undistributed net investment income of:	$21,872,798	$18,485,196

See Notes to Financial Statements.

52        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

	For the Years Ended October 31,
Travelers Managed Income Portfolio	2004	2003
OPERATIONS:
Net investment income	$8,271,956	$9,978,116
Net realized gain (loss)	474,777	(4,136,789)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,195,501	17,013,830

Increase in Net Assets From Operations	10,942,234	22,855,157

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,421,800)	(12,334,280)
Net realized gains	—	(824,471)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(10,421,800)	(13,158,751)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	40,399,247	42,089,916
Net asset value of shares issued for reinvestment of dividends and distributions	10,421,800	13,158,751
Cost of shares reacquired	(25,644,982)	(20,344,929)

Increase in Net Assets From Fund Share Transactions	25,176,065	34,903,738

Increase in Net Assets	25,696,499	44,600,144
NET ASSETS:
Beginning of year	252,377,309	207,777,165

End of year*	$278,073,808	$252,377,309

* Includes undistributed net investment income of:	$7,500,405	$8,642,477

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

	For the Years Ended October 31,
Smith Barney Money Market Portfolio	2004	2003
OPERATIONS:
Net investment income	$3,804,976	$5,028,942
Net realized gain	455	44

Increase in Net Assets From Operations	3,805,431	5,028,986

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(3,804,976)	(5,028,942)

Decrease in Net Assets From Dividends to Shareholders	(3,804,976)	(5,028,942)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	128,585,681	407,090,281
Net asset value of shares issued for reinvestment of dividends	3,756,423	5,245,087
Cost of shares reacquired	(221,114,759)	(545,710,459)

Decrease in Net Assets From Fund Share Transactions	(88,772,655)	(133,375,091)

Decrease in Net Assets	(88,772,200)	(133,375,047)
NET ASSETS:
Beginning of year	599,311,464	732,686,511

End of year*	$510,539,264	$599,311,464

* Includes undistributed net investment income of	$499	—

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$15.77		$14.44	$16.08		$17.16	$16.22

Income (Loss) From Operations:
Net investment income	0.36		0.34	0.39	(1)	0.42	0.54
Net realized and unrealized gain (loss)	1.41		1.49	(0.98	)(1)	(0.42)	1.43

Total Income (Loss) From Operations	1.77		1.83	(0.59)		(0.00)*	1.97

Less Dividends and Distributions From:
Net investment income	(0.35)		(0.50)	(0.44)		(0.48)	(0.46)
Net realized gains	—		—	(0.61)		(0.60)	(0.57)

Total Dividends and Distributions	(0.35)		(0.50)	(1.05)		(1.08)	(1.03)

Net Asset Value, End of Year	$17.19		$15.77	$14.44		$16.08	$17.16

Total Return(2)	11.36%		13.05%	(3.59)%		(0.22)%	12.77%

Net Assets, End of Year (millions)	$1,160		$997	$830		$804	$697

Ratios to Average Net Assets:
Expenses	0.82	%(3)	0.82%	0.83%		0.83%	0.83%
Net investment income	2.25		2.37	2.81	(1)	3.08	3.42

Portfolio Turnover Rate	66%		49%	81%		88%	108%

(1)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

55        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed Income Portfolio	2004		2003(1)	2002(1)		2001(1)	2000(1)
Net Asset Value, Beginning of Year	$11.84		$11.38	$12.57		$11.58	$11.49

Income (Loss) From Operations:
Net investment income	0.36		0.50	0.56	(2)	0.71	0.76
Net realized and unrealized gain (loss)	0.12		0.69	(1.07	)(2)	0.83	(0.24)

Total Income (Loss) From Operations	0.48		1.19	(0.51)		1.54	0.52

Less Distributions From:
Net investment income	(0.48)		(0.68)	(0.63)		(0.55)	(0.43)
Net realized gains	—		(0.05)	(0.05)		—	—

Total Distributions	(0.48)		(0.73)	(0.68)		(0.55)	(0.43)

Net Asset Value, End of Year	$11.84		$11.84	$11.38		$12.57	$11.58

Total Return(3)	4.19%		10.85%	(4.06)%		13.50%	4.55%

Net Assets, End of Year (millions)	$278		$252	$208		$221	$151

Ratios to Average Net Assets:
Expenses	0.69	%(4)	0.68%	0.69%		0.68%	0.69%
Net investment income	3.10		4.34	4.68	(2)	5.76	6.56

Portfolio Turnover Rate	123%		163%	177%		194%	181%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

See Notes to Financial Statements.

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Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Money Market Portfolio	2004(1)		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.007		0.007	0.014	0.044	0.057
Distributions from net investment income	(0.007)		(0.007)	(0.014)	(0.044)	(0.057)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.71%		0.74%	1.40%	4.46%	5.88%

Net Assets, End of Year (millions)	$511		$599	$733	$605	$319

Ratios to Average Net Assets:
Expenses	0.53	%(3)	0.53%	0.53%	0.53%	0.53%
Net investment income	0.71		0.75	1.38	4.17	5.75

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

See Notes to Financial Statements.

57        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The MFS Total Return Portfolio (“MFSTR”), Travelers Managed Income Portfolio (“TMI”) and Smith Barney Money Market Portfolio (“SBMM”) (“Fund(s)”) are separate diversified investment funds of the Travelers Series Fund Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Fixed-income securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before each Fund calculates its net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. SBMM uses the amortized cost method, which approximates value, for valuing all of its investments. The MFSTR and TMI use the amortized cost method, which approximates value, for valuing short-term obligations with maturities less than 60 days.

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Notes to Financial Statements (continued)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Forward Foreign Currency Contracts. MFSTR may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(d) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

(e) Securities Traded on a To-Be-Announced Basis. MFSTR and TMI may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, for example, the face amount and maturity

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Notes to Financial Statements (continued)

date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(g) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The SBMM declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. The dividend policy for MFSTR and TMI is to distribute dividends annually. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

60        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(i) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,314,381 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities, income from foreign currency transactions treated as ordinary income for tax, distributions from Real Estate Investment Trusts classified as capital gains for tax and income from mortgage backed securities treated as capital gains for tax for MFSTR. Additionally, $1,007,772 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities, consent fees and income from mortgage backed securities treated as capital gains for tax for TMI. Finally, $499 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to the reclassification of distributions for tax purposes for SBMM. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of SBMM. Travelers Investment Adviser, Inc. (“TIA”) and Travelers Asset Management International Company, LLC (“TAMIC”), affiliates of SBFM, act as the investment managers of MFSTR and TMI, respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays

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Notes to Financial Statements (continued)

TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.

Effective November 1, 2004, the management fee paid by MFSTR will be revised to 0.800% of its average daily net assets up to $600 million, 0.775% of its average daily net assets in excess of $600 million an up to and including $900 million, 0.750% of its average daily net assets in excess of $900 million and up to and including $1.5 billion, 0.725% of its average daily net assets in excess of $1.5 million and up to and including $2.5 billion and 0.675% of its average daily net assets in excess of $2.5 billion.

During the year ended October 31, 2004, SBFM, TIA and TAMIC, each waived a portion of its management fee in the amount of $1,741 for its respective Fund.

TIA has a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated by TIA for such services at an annual rate of 0.375% of the average daily net assets of MFSTR. Effective November 1, 2004, the sub-advisory fee TIA pays to MFS will be revised to 0.375% of its average daily net assets up to $600 million, 0.350% of its average daily net assets in excess of $600 million an up to and including $900 million, 0.325% of its average daily net assets in excess of $900 million and up to and including $1.5 billion, 0.300% of its average daily net assets in excess of $1.5 million and up to and including $2.5 billion and 0.250% of its average daily net assets in excess of $2.5 billion.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, each of the Funds paid transfer agent fees of $5,000 to CTB.

62        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	MFSTR	TMI
Purchases	$791,395,602	$361,255,693

Sales	697,343,181	312,270,009

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	MFSTR	TMI
Gross unrealized appreciation	$89,763,653	$4,529,879
Gross unrealized depreciation	(25,224,911)	(4,680,224)

Net unrealized appreciation/(depreciation)	$64,538,742	$(150,345)

At October 31, 2004, MFSTR loaned securities having a market value of $114,416,415. MFSTR received cash collateral amounting to $98,267,188 which was invested in State Street Navigator Securities Lending Trust Prime Portfolio, a rule 2a-7 money market fund. In addition, MFSTR received securities collateral amounting to $18,809,295, which is maintained in a segregated account by the custodian.

Income earned by MFSTR from securities lending for the year ended October 31, 2004 was $178,368.

4.	Capital Shares

At October 31, 2004, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

63       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2004	Year Ended October 31, 2003
MFS Total Return Portfolio
Shares sold	5,224,464	6,252,642
Shares issued on reinvestment	1,385,108	2,044,481
Shares reacquired	(2,322,350)	(2,554,938)

Net Increase	4,287,222	5,742,185

Travelers Managed Income Portfolio
Shares sold	3,469,389	3,626,976
Shares issued on reinvestment	907,032	1,187,613
Shares reacquired	(2,206,167)	(1,762,583)

Net Increase	2,170,254	3,052,006

Smith Barney Money Market Portfolio
Shares sold	128,585,681	407,090,281
Shares issued on reinvestment	3,756,423	5,245,087
Shares reacquired	(221,114,759)	(545,710,459)

Net Decrease	(88,772,655)	(133,375,091)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004 were as follows:

	MFSTR	TMI	SBMM
Distributions paid from:
Ordinary Income	$22,438,758	$10,421,800	$3,804,976

Total Distributions Paid	$22,438,758	$10,421,800	$3,804,976

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	MFSTR	TMI	SBMM
Distributions paid from:
Ordinary Income	$29,011,184	$13,158,751	$5,028,942

Total Distributions Paid	$29,011,184	$13,158,751	$5,028,942

64       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	MFSTR	TMI
Undistributed ordinary income	$25,075,758	$10,931,344
Undistributed long-term capital gains	32,432,318	—

Total undistributed earnings	57,508,076	10,931,344
Capital loss carryforward*	—	(5,329,401)
Unrealized appreciation/depreciation**	64,539,053	(150,345)

Total accumulated earnings	$122,047,129	$5,451,598

*	On October 31, 2004 the Travelers Managed Income Portfolio had a net capital loss carryforward of $5,329,401, of which $4,796,406 expires in 2011, and $532,995 expires in 2012. These amounts will be available to offset like amount of any future taxable capital gains.
**	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2004, there were no significant differences between the book and tax components of net assets for Smith Barney Money Market Portfolio.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the

65       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action

66       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

67       Travelers Series Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios (“Portfolios”) of Travelers Series Fund Inc. (“Company”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

68        Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:†

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

69       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001-2003); Director of Global Funds Administration of CAM (from 2000-2001); Head of U.S. Citibank Funds Administration of CAM (from 1998-2000)	N/A	N/A

70       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10005 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/24/65	Vice President and Investment Officer	Since 1994	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Gene C. Collins TAMIC 399 Park Avenue New York, NY 10022 DOB: 3/6/46	Senior Vice President and Investment Officer	Since 2004	Senior Vice President of Travelers Asset Management International Company LLC (“TAMIC”)	N/A	N/A

Kurt Lin TAMIC 399 Park Avenue New York, NY 10022 DOB: 3/18/64	Vice President and Investment Officer	Since 2004	Vice President of TAMIC	N/A	N/A

David M. Calabro MFS 500 Boylston Street Boston, MA 02116 DOB: 2/6/60	Investment Officer	Since 1994	Senior Vice President of Massachusetts Financial Services Company (“MFS”)	N/A	N/A

71        Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

72        Travelers Series Fund Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2004:

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
Record Date:	12/29/2003	12/29/2003	Monthly
Payable Date:	12/30/2003	12/30/2003	Monthly

Dividends Qualifying for the Dividends
Received Deduction for Corporations	41.60%	—	—

Interest from Federal Obligations	10.68%	18.17%	2.30%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

73       Travelers Series Fund Inc.      |      2004 Annual Report

TRAVELERS SERIES

FUND INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Martin R. Hanley

Vice President and

Investment Officer

Gene C. Collins

Senior Vice President and Investment Officer

Kurt Lin

Vice President and Investment Officer

David M. Calabro

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGERS

Smith Barney Fund
Management LLC

Travelers Investment
Adviser, Inc.

Travelers Asset Management
International Company, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity
Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, NY 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Travelers Series Fund Inc.

MFS Total Return Portfolio

Travelers Managed Income Portfolio

Smith Barney Money Market Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. — MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

IN0253 12/04

04-7571

TRAVELERS SERIES FUND INC.

SMITH BARNEY

INTERNATIONAL ALL CAP

GROWTH PORTFOLIO

SALOMON BROTHERS

STRATEGIC TOTAL RETURN

BOND PORTFOLIO

SB ADJUSTABLE RATE

INCOME PORTFOLIO

ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Stock prices collectively advanced over the 12 months ended October 31, 2004, although performance varied sharply among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reaction to mixed signals about the economy.

Last fall, stocks continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of this year due to concerns about anemic job growth. During this time, the economy grew at a moderate pace,i albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)ii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiii by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th, after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

Over the past 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general. Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Following a sharp sell-off in the spring in anticipation that rates were poised to rise, bond prices rose later in the period. The bond market benefited in the third

3         Travelers Series Fund Inc.      |      2004 Annual Report

quarter when investors reallocated assets from stocks into bonds. However, the fixed-income markets experienced some downward pricing pressures after the reporting period as interest rate concerns resurfaced. Over the 12 months, however, bonds finished in modestly positive territory on a total return basis.

Within this environment, the portfolios performed as follows:1

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

	6 Months	12 Months

Smith Barney International All Cap Growth Portfolio	3.79%	13.90%

MSCI EAFE Growth Index	2.80%	14.00%

MSCI EAFE Index	5.74%	18.84%

Lipper Variable International Growth Funds Category Average	3.91%	14.40%

Salomon Brothers Strategic Total Return Bond Portfolio	4.69%	6.83%

J.P. Morgan Global Government Bond Index — Unhedged	7.29%	10.54%

Lehman Brothers Aggregate Bond Index	4.23%	5.53%

Lipper Variable Global Income Funds Category Average	6.82%	9.13%

SB Adjustable Rate Income Portfolio	0.50%	1.24%

Citigroup 6-Month U.S. Treasury Bill Index	0.65%	1.16%

Lipper Variable Short-lntermediate Investment Grade Debt Funds Category Average	1.41%	2.25%

30 Day SEC Yield	1.59%	1.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Performance figures for both Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio may reflect reimbursements or fee waivers, without which the performance would have been lower. The reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time.

For SB Adjustable Rate Income Portfolio, the yields reflect fee waivers and/or expense reimbursements in effect through the period of 12 months from October 31, 2003. Without these fee waivers and reimbursements the fund’s yield would have been 1.50%.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns in the variable international growth funds category were calculated among the 50 funds for the six-month period and among the 50 funds for the 12-month period. Returns in the variable global income funds category were calculated among the 31 funds for the six-month period and among the 31 funds for the 12-month period. Returns in the variable short-intermediate investment grade debt funds category were calculated among the 32 funds for the six-month period and among the 31 funds for the 12-month period.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premiums (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

4         Travelers Series Fund Inc.      |      2004 Annual Report

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2004

5       Travelers Series Fund Inc.      |      2004 Annual Report

MANAGER OVERVIEW

Smith Barney International All Cap Growth Portfolio

Special Shareholder Notice

Effective June 30, 2004, the benchmark was changed from the Morgan Stanley Capital International Europe, Australasia and the Far East Index (“MSCI EAFE” Index)iv to the Morgan Stanley Capital International Europe, Australasia and the Far East Growth Index (“MSCI EAFE Growth Index”).v

Effective July 1, 2004, the management fee payable by Smith Barney International All Cap Growth Portfolio was reduced to 0.85% of the portfolio’s average daily net assets.

Performance Review

For the 12 months ended October 31, 2004, the Smith Barney International All Cap Growth Portfolio returned 13.90%.1 In comparison, the fund’s unmanaged benchmark, the MSCI EAFE Growth Index,v returned 14.00% while the MSCI EAFE Indexiv returned 18.84% for the same period. The Lipper variable international growth funds category average2 was 14.40% for the same period.

Market Review

Equity markets rewarded many international growth investors for the twelve months ended October 31, 2004 with positive returns. The global economic recovery unfolded well as the fiscal year progressed, providing good corporate earnings gains in many sectors and markets. Improving cash flows and balance sheets were further positive influences.

Despite the somber news from the Middle East, significantly higher energy prices, terrorist activities and uncertainties heading into the U.S. elections, international growth stocks experienced strong double-digit growth over the past year.

International stocks substantially outperformed U.S. equities during the year. Those returns were augmented by the decline of the U.S. dollar versus the

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 50 funds in the funds Lipper category, including the reinvestment of dividends and capital gains, if any.

6         Travelers Series Fund Inc.      |      2004 Annual Report

currencies underlying the benchmark index during the fiscal year. The dollar’s decline increased the return of the benchmark from 5.90% in local currencies to 14.00% as measured in U.S. dollars.

Portfolio Overview

The portfolio performed in line with the benchmark this past fiscal year. European markets were the strongest benchmark performers with an 18.00% return (in U.S. dollars) compared with 5.20% for the Pacific markets. Returns from the Pacific markets were restrained by the modest decline of the Japanese market, which slid nearly 3.00% in yen terms, and increased less than 1.00% as measured in dollars. The portfolio was modestly overweight in European markets for most of the fiscal year and was modestly underweight in Japanese equities.

Stock selection made a positive contribution during this fiscal year, offsetting the negative impact from sector selection. The top three contributors to overall portfolio return were the U.K.’s Vodafone Group PLC (+24%), the U.K.’s Capita Group PLC (+55%) and Ireland’s Grafton Group PLC (+44%). The three largest detractors to portfolio return were the U.K.’s Compass Group PLC (-27%), Japan’s Nomura Holdings, Inc. (-28%), and Japan’s NTT DoCoMo, Inc. (-18%).vi

Sector selection detracted from portfolio performance. The sector weights in the portfolio are derived from stock selection, with a risk control limit versus the benchmark weight. The portfolio had no exposure to the strong-performing utilities sector; most utilities do not meet the portfolio team’s qualitative criteria for growth companies. The overweight exposure to the information technology sector also detracted from sector attribution. Our overweight position in energy sector stocks was contributory to the portfolio’s return.vii

Portfolio Composition

Our top holdings in the portfolio reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include what we believe are strong financial structures, large business opportunities and stable, visionary management. The portfolio ended the fiscal year with approximately 67% of its assets in European stocks, 25% in Asian stocks, and 8% in other markets and cash.

Thank you for your investment in the Smith Barney International All Cap Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Vice President and Investment Officer

December 13, 2004

7         Travelers Series Fund Inc.      |      2004 Annual Report

MANAGER OVERVIEW

Salomon Brothers Strategic Total Return Bond Portfolio

Special Shareholder Notice

Effective December 31, 2004, the Lehman Brothers Aggregate Bond Index, a broad-based bond index comprised of Government, Corporate, Mortgage, Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity, will replace the J.P. Morgan Global Government Bond Index — Unhedged as the fund’s sole benchmark. The manager has determined that the Lehman Brothers Aggregate Bond Index more closely reflects the composition of the portfolio and the management style.

Performance Review

For the 12 months ended October 31, 2004, the Salomon Brothers Strategic Total Return Bond Portfolio, returned 6.83%.1 In comparison, the fund’s unmanaged benchmarks, the J.P. Morgan Global Government Bond Index — Unhedgedviii and the Lehman Brothers Aggregate Bond Index,ix returned 10.54% and 5.53%, respectively, for the same period.

Investment Grade Market Overview

U.S. government securities collectively generated positive total returns over the 12 months ended October 31, 2004, despite some market volatility as investors dissected language from the Fed for clues on its assessment of the U.S. economy and an indication when rates would begin to creep higher. The first five months were relatively stable as the economy showed signs of a turnaround, with the economic outlook for 2004 as encouraging as it has been since 1999. Nevertheless, despite the apparent strength of the economy, the Fed held fast to its 1.00% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs. The Fed did, however, alter its policy

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

8         Travelers Series Fund Inc.      |      2004 Annual Report

language after its January meeting from the open-ended “considerable period” to simply state that it wished to show “patience” in “removing” the accommodation. Following the May policy meeting, the Fed again altered its accommodation language from “patience” in “removing” the accommodation to “a pace that is likely to be measured”. We viewed this as an attempt by the Fed to signal that it was intending to raise rates incrementally and deliberately over the months to come.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers combined with inflation fighting language from the Fed, led to a rise in U.S. treasury yields, with 10-year yields gaining more than 100 basis points from their early March lows. Yields on most fixed-income instruments, particularly those on shorter-maturity issues, began moving up and continued their ascent as it became more evident that the improving economy and higher inflation would compel the Fed to act in June. The Fed finally raised its federal funds rate target to 1.25% in June off the stronger employment numbers.

Against this backdrop, fixed income markets finished on a somewhat more stable note in June and July. The Fed raised its federal funds target rate by an additional 0.25% at each subsequent meeting in July, August, and September, despite significant softening of many economic indicators during the late summer months, bringing the target rate to 1.75% at the end of the reporting cycle for the portfolio. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%.

Over the period, U.S. treasuries, as represented by the Citigroup U.S. Treasury Bond Index,x returned 4.98%, rebounding in the third quarter after the worst quarter in more than two decades. U.S. Agencies, as represented by the Citigroup U.S. Agency Index,xi also had positive returns during the period of 4.78%. The sector saw widening in the third quarter of 2004, as the Office of Federal Housing Enterprise Oversight (OFHEO) and the SEC continued to look closely at the accounting practices of the Federal National Mortgage Association (“FNMA”). The market had been expecting no headline risk for the agencies until after the election. The mortgage-backed sector as represented by the Citigroup Mortgage Indexxii returned 5.68%. Early in the third quarter of 2004, the environment looked favorable for mortgage-backed securities with light supply, low volatility and positive technicals. As the 10-year U.S. treasury note approached 4.10% later in the quarter, convexity started to become a concern and supply from originators increased.

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High Yield Market Overview

The high-yield bond market, as represented by the Citigroup High Yield Market Index,xiii returned 12.28% for the 12 months ended October 31, 2004. The rally that began in the second half of August 2003 continued for the remainder of the 2003 calendar year as lower U.S. treasury yields and positive mutual fund inflows propelled the high-yield market higher. Fundamentals also supported the market, with the improving economy, strong earnings and declining default rates contributing to the market’s advance. Corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

Following a strong run over 2003, high-yield bond priced began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Fed’s removal of the “considerable period” language from its policy statement during this time sparked concerns that the Fed would begin raising interest rates sooner than had been expected. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. treasury bonds lower. However, economic data released in April showing an improving labor market and signs of higher inflation sparked another sell-off in U.S. treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases. Once again, the volatility in the U.S. treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied for the remainder of the fiscal year due to positive mutual fund flows and a strong rally in U.S. treasuries as the economy showed signs of slowing. Additionally, default rates remained low as the improving economy and the low interest rate environment enabled companies to extend their debt maturities on new issues at favorable rates and improve their liquidity.

Based on the 7.46% yield of the Citigroup High Yield Market Indexxiii as of October 31, 2004, high-yield bonds continued to offer competitive yields relative to U.S. treasury notes.xiv However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

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Emerging Markets Overview

Emerging markets debt performed positively through the 12 months ended October 31, 2004, returning 12.94% as represented by the J.P. Morgan Emerging Markets Bond Index Plus (“EMBI+”).xv Sovereign debt markets exhibited strong performance from the start of the fund’s fiscal year in November through March 2004 amid a relatively benign stretch in the U.S. Treasury bond markets; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds caused by an extremely strong March U.S. jobs report. April saw the EMBI+’s largest sell-off since July of 2001, and May saw yield spreadsxvi over U.S. treasuries widening to 569 during the month, a level not seen since August of 2003. Markets rallied over the next few months — taking back all the losses of April and May — and performing strongly through the end of the period. Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility supported emerging markets debt returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries. Oil prices, in particular, remained high favoring oil exporters, but fears remained that high-energy prices might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia, and Venezuela. The markets also benefited from higher-than-expected global economic growth and higher-than-expected inflation.

Spreads tightened 57 basis pointsxvii during the 12-month period ended October 31, 2004, closing at 413 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 8.09%,xviii substantially below long-term, historical levels of approximately 16.00%.

Continued progress on political and economic reforms in many emerging countries, combined with the positive macro environment, led to a spate of upgrades or improved outlook changes during the period; Moody’s and Standard & Poor’s collectively upgraded 12 countries during the last 12 months, representing more than 56.00% of the J.P. Morgan Emerging Markets Bond Index Global, (“EMBI Global”).xix The improving credit quality in emerging markets encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing some technical support for the market.

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Factors Influencing Fund Performance

During the period, the fund benefited from its strategic allocations to high yield and emerging markets debt, which returned 12.28% and 12.94%, respectively, for the 12 months ended October 31, 2004, as represented by the Citigroup High Yield Market Indexxiii and the EMBI+.xv We increased our allocations to mortgage-backed securities, asset-backed securities and emerging markets debt during the 12 months and decreased our allocations to U.S. high yield and non-U.S. investment grade securities. Our decision to allocate assets out of high yield and the defensive positioning of the portfolio somewhat muted our performance during the reporting period.

We remained defensive throughout the period being shorter duration, which somewhat hampered performance as interest rates declined in the longer end of the curve. We will continue to position the portfolio defensively until we see a slowdown in the back up of rates on the short end of the curve.

Thank you for your investment in the Salomon Brothers Strategic Total Return Bond Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Vice President and Investment Officer	Beth A. Semmel, CFA Vice President and Investment Officer

December 13, 2004

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MANAGER OVERVIEW

SB Adjustable Rate Income Portfolio

Performance Review

For the 12 months ended October 31, 2004, the SB Adjustable Rate Income Portfolio returned 1.24%.1 In comparison, the portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Index,xx returned 1.16% for the same period. The Lipper variable short-intermediate investment grade debt funds category average2 was 2.25%.

Market Overview

U.S. government securities collectively generated positive total returns over the 12 months ended October 31, 2004, despite some market volatility as investors dissected language from the Fed for clues on its assessment of the U.S. economy and an indication when rates would begin to creep higher. The first five months were relatively stable as the economy showed signs of a turnaround, with the economic outlook for 2004 as encouraging as it has been since 1999. Nevertheless, despite the apparent strength of the economy, the Fed held fast to its 1.00% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs. The Fed did, however, alter its policy language after its January meeting from the open-ended “considerable period” to simply state that it wished to show “patience” in “removing” the accommodation. Following the May policy meeting, the Fed again altered its accommodation language from “patience” in “removing” the accommodation to “a pace that is likely to measured”. We view this as an attempt by the Fed to signal that it intends to raise rates incrementally and deliberately over the months to come.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 31 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

13       Travelers Series Fund Inc.      |      2004 Annual Report

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers, combined with inflation fighting language from the Fed, led to a rise in U.S. treasury yields, with 10-year yields gaining more than 100 basis points from their early March lows. Yields on most fixed-income instruments, particularly those on shorter-maturity issues, began moving up and continued their ascent as it became more evident that the improving economy and higher inflation would compel the Fed to act in June. The Fed finally raised its federal funds rate target to 1.25% in June off the stronger employment numbers.

Against this backdrop, fixed income markets finished on a somewhat more stable note in June and July. The Fed raised its federal funds target rate by an additional 0.25% at each subsequent meeting in July, August, and September, despite significant softening of many economic indicators during the late summer months, bringing the target rate to 1.75% at the end of the reporting cycle for the fund. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%.

Over the period, U.S. Treasuries, as represented by the Citigroup U.S. Treasury Bond Index,x returned 4.98%, rebounding in the third quarter after the worst quarter in more than two decades. U.S. Agencies, as represented by the Citigroup U.S. Agency Index,xi also had positive returns during the period of 4.78%. The sector saw widening in the third quarter of 2004, as the Office of Federal Housing Enterprise Oversight (OFHEO) and the SEC continued to look closely at the accounting practices of the Federal National Mortgage Association (“FNMA “). The market had been expecting no headline risk for the agencies until after the election. The mortgage-backed sector, as represented by the Citigroup Mortgage Index,xii returned 5.68%. Early in the third quarter of 2004, the environment looked favorable for mortgage-backed securities with light supply, low volatility and positive technicals. As the 10-year U.S. treasury note approached 4.10% later in the quarter, convexity started to become a concern and supply from originators increased.

Factors Influencing Fund Performance

Despite the volatility of the yield curve during the period, the fund outperformed its benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexxx providing 8 basis points of excess returns. Our strategic allocation to mortgage-backed securities, specifically mortgage pass-throughs and, to a lesser extent collateralized mortgage obligations, and U.S. Treasury securities, benefited the fund during the period. Our substantial allocation to asset-backed securities provided diversification and attributed to NAV stability during periods of volatility within

14       Travelers Series Fund Inc.      |      2004 Annual Report

the mortgage sector. We continued to invest fund assets primarily in mortgage-backed and asset-backed securities, with strategic allocations to commercial mortgage backed securities. We increased our allocation to adjustable rate securities during the period as a defensive measure against upward pressure on the short end of the yield curve as rates continued to rise.xxi

We plan to maintain our current allocation to mortgage-backed securities and asset-backed securities in an effort to provide diversification and achieve greater total return.

Thank you for your investment in the SB Adjustable Rate Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

David A. Torchia	Theresa M. Veres
Vice President and Investment Officer	Vice President and Investment Officer

December 13, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:

Smith Barney International AIl Cap Growth Portfolio: Keep in mind, the fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, change in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

Salomon Brothers Strategic Total Return Bond Portfolio: Investments in high-yield securities and foreign companies and governments, including emerging markets involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund is not diversified, which may magnify the fund’s losses from adverse events affecting a particular issuer.

SB Adjustable Rate Income Portfolio: Keep in mind, the fund is subject to fluctuations in share price as interest rates rise and fall. Adjustable rate securities are subject to additional risks such as prepayment risk. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

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All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product ("GDP"). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
[v]	The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East.

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vi	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Vodafone Group PLC (5.1%), Mettler-Toledo International, Inc. (A) (3.5%), Grafton Group PLC (3.3%), Roche Holdings AG (2.9%), Serco Group PLC (2.8%), Capita Group PLC (2.8%), CRH PLC (2.5%), Nokia Oyj (2.4%), CANON INC. (2.4%), UBS AG (2.3%). Please refer to pages 27 through 30 for a list and percentage breakdown of the fund’s holdings.
vii	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Consumer Discretionary (16.4%); Information Technology (16.3%); Financials (15.7%); Healthcare (10.2%); Industrials (9.1%). The fund’s portfolio composition is subject to change at any time.
viii	The J.P. Morgan Global Government Bond Index — Unhedged is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.
ix	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Effective December 31, 2004, The Lehman Brothers Aggregate Bond Index will replace the J.P. Morgan Global Government Bond Index — Unhedged as the fund’s sole benchmark.
[x]	The Citigroup U.S. Treasury Bond Index is a broad measure of the performance of U.S. Treasury securities.
xi	The Citigroup U.S. Agency Index is the U.S. Agency component of the Citigroup Broad Investment-Grade Bond Index.
xii	The Citigroup Mortgage Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages.
xiii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
xiv	Yields are subject to change and will fluctuate.
xv	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
xvi	Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
xvii	A basis point is one one-hundredth ( 1/100 or 0.01) of one percent.
xviii	Source: J.P. Morgan Chase. China. Columbia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea. Thailand, Turkey and Venezuela.
xix	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile,
xx	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.
xxi	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: FNMA Six Month LIBOR, 4.810% due 10/1/34 (2.1%), MASTR Alternative Loan Trust, Series 2003-7, Class 7AI, 2.333% due 11/25/33 (1.9%), FNMA, 30 Year, 12.000% due 4/20/16 (1.6%), Credit Acceptance Auto Dealer Loan Trust, Series 2004-1, Class A, 2.530% due 8/17/09 (1.7%), Structured Asset Securities Corp., Series 2002-8A, Class 7A1, 3.319% due 5/25/32 (1.6%), FNMA Six Month Libor, 4.366% due 4/1/33 (1.6%), FNMA One Year LIBOR, 4.068% due 7/1/33 (1.6%), Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 2.433% due 12/25/33 (1.5%), Fannie Mae REMIC Trust, Series 2003-W15, Class 3A, 4.027% due 12/25/42 (1.4%), Amortizing Residential Collateral Trust, Series 2002-BC10, Class A3, 2.363% due 1/25/33 (1.4%). Please refer to pages 42 through 47 for a list and percentage breakdown.

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International All Cap Growth Portfolio

Fund at a Glance (unaudited)

18         Travelers Series Fund Inc.      |      2004 Annual Report

Salomon Brothers Strategic Total Return Bond Portfolio

Fund at a Glance (unaudited)

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SB Adjustable Rate Income Portfolio

Fund at a Glance (unaudited)

20       Travelers Series Fund Inc.      |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney International All Cap Growth Portfolio	3.79%	$1,000.00	$1,037.90	1.01%	$5.17

Salomon Brothers Strategic Total Return Bond Portfolio	4.69	1,000.00	1,046.90	1.27	6.53

SB Adjustable Rate Income Portfolio	0.50	1,000.00	1,005.00	1.00	5.04

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Smith Barney International All Cap Growth Portfolio	5.00%	$1,000.00	$1,020.06	1.01%	$5.13

Salomon Brothers Strategic Total Return Bond Portfolio	5.00	1,000.00	1,018.75	1.27	6.44

SB Adjustable Rate Income Portfolio	5.00	1,000.00	1,020.11	1.00	5.08

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

22       Travelers Series Fund Inc.      |      2004 Annual Report

Smith Barney International All Cap Growth Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	13.90%

Five Years Ended 10/31/04	(6.48)

Ten Years Ended 10/31/04	1.44

6/16/94* through 10/31/04	1.91

Cumulative Total Return† (unaudited)

10/31/94 through 10/31/04	15.33%

†	Assumes the reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

23       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Smith Barney International All Cap Growth Portfolio vs.

MSCI EAFE Index and MSCI EAFE Growth Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Smith Barney International All Cap Growth Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Morgan Stanley Capital International Europe, Australasia and the Far East Growth Index (“MSCI EAFE Growth Index”) is an unmanaged index composed of growth stocks of companies located in Europe, Australasia and the Far East. The Morgan Stanley Capital International Europe, Australasia and the Far East Index (“MSCI EAFE Index”) is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Index is weighted based on each company’s market capitalization. The indexes are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

It is the opinion of management that the MSCI EAFE Growth Index more accurately reflects the current composition of the Fund than the MSCI EAFE Index. In future reports, the MSCI EAFE Growth Index will be used as the basis of comparison of total returns for all periods shown.

24       Travelers Series Fund Inc.      |      2004 Annual Report

Salomon Brothers Strategic Total Return Bond Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	6.83%

Five Years Ended 10/31/04	8.04

Ten Years Ended 10/31/04	7.39

6/16/94* through 10/31/04	7.06

Cumulative Total Return† (unaudited)

10/31/94 through 10/31/04	104.03%

†	Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

25       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Salomon Brothers Strategic Total Return Bond Portfolio vs.

J.P. Morgan Global Government Bond Index — Unhedged and Lehman Brothers U.S. Aggregate Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Salomon Brothers Strategic Total Return Bond Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The J.P. Morgan Global Government Bond Index — Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Lehman Brothers U.S. Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

26       Travelers Series Fund Inc.      |      2004 Annual Report

SB Adjustable Rate Income Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	1.24%

9/12/03* through 10/31/04	1.18

Cumulative Total Return† (unaudited)

9/12/03* through 10/31/04	1.34%

†	Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

27       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

SB Adjustable Rate Income Portfolio vs.

Citigroup 6 Month U.S. Treasury Bill Index†

September 2003 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the SB Adjustable Rate Income Portfolio on September 12, 2003 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Citigroup 6 Month U.S. Treasury Bill Index includes 6-Month Treasury Bills that are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

28       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments	October 31, 2004

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES	SECURITY	VALUE

STOCKS — 97.8%
Australia — 2.5%
69,000	Macquarie Bank Ltd. (a)	$2,040,178
200,024	The News Corp. Ltd. (a)	1,608,908
27,000	Westpac Banking Corp.	380,714

		4,029,800

Denmark — 1.4.%
44,000	Novo Nordisk A/S, Class B Shares	2,185,206

Finland — 2.4%
248,000	Nokia Oyj	3,822,257

France — 6.7%
154,000	Axa	3,311,904
32,000	Essilor International SA (a)	2,170,219
30,000	Groupe Danone (a)	2,508,806
13,000	Total SA (a)	2,701,300

		10,692,229

Germany — 3.0%
25,300	BASF AG (a)	1,577,144
12,500	SAP AG (a)	2,127,800
50,000	Stada Arzneimittel AG (a)	1,040,874

		4,745,818

Hong Kong — 2.3%
118,000	Hutchinson Whampoa Ltd.	909,616
826,000	Li & Fung Ltd. (a)	1,225,708
525,000	Luen Thai Holdings Ltd. (b)	269,802
191,000	Swire Pacific Ltd.	1,355,785

		3,760,911

Ireland — 8.4%
128,000	Bank of Ireland	1,754,124
168,000	CRH PLC	4,004,911
584,000	Grafton Group PLC (b)	5,248,605
180,740	Irish Continental Group PLC	2,338,634

		13,346,274

Italy — 1.1%
150,000	Saipem S.p.A.	1,728,628

Japan — 17.7%
77,000	CANON INC.	3,798,434
30,000	DaiichiKosho Co., Ltd.	911,149
300	Dentsu Inc.	803,622
179,000	Dowa Mining Co., Ltd.	1,080,551
44,500	Honda Motor Co., Ltd.	2,149,028

See Notes to Financial Statements.

29        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES	SECURITY	VALUE

Japan — 17.7% (continued)
16,000	Hoya Corp.	$1,641,954
58,000	Ito-Yokado Co., Ltd.	2,078,853
298	Mitsubishi Tokyo Financial Group, Inc.	2,529,711
14,000	Nichii Gakkan Co.	377,665
8,500	Nidec Corp. (a)	920,392
159,000	Nomura Holdings, Inc.	1,949,632
580	NTT DoCoMo, Inc.	1,023,015
120	Rakuten, Inc. (a)	899,830
12,000	Rohm Co., Ltd.	1,231,466
26,000	Seven-Eleven Japan Co., Ltd.	752,877
100,000	Sharp Corp.	1,380,872
34,000	Shin-Etsu Chemical Co., Ltd.	1,292,398
100,000	Terumo Corp.	2,490,096
18,600	Tokyo Electron Ltd.	1,008,772

		28,320,317

Mexico — 2.0%
995,000	Wal-Mart De Mexico S.A. de C.V.	3,255,439

The Netherlands — 3.0%
39,351	ING Groep N.V.	1,040,916
72,000	Randstad Holdings N.V. (a)	2,424,057
25,000	Royal Dutch Petroleum Co.	1,357,343

		4,822,316

Norway — 0.9%
297,000	Stolt Offshore S.A. (a)(b)	1,468,043

Singapore — 2.3%
200,000	DBS Group Holdings, Ltd.	1,875,282
289,000	Singapore Press Holdings, Ltd.	816,409
104,000	Venture Corp., Ltd.	987,648

		3,679,339

Spain — 5.4%
136,000	Banco Bilbao Vizcaya Argentaria, S.A. (a)	2,132,485
226,000	Indra Sistemas, S.A.	3,347,777
190,000	Telefonica S.A. (b)	3,134,222

		8,614,484

Sweden — 2.2%
46,500	Atlas Copco AB (a)	1,922,624
534,000	Telefonaktiebolaget LM Ericsson (b)	1,549,680

		3,472,304

Switzerland — 11.4%
115,500	Mettler-Toledo International Inc. (b)	5,532,450
6,500	Nestle SA	1,536,191
41,000	Novartis AG	1,953,358

See Notes to Financial Statements.

30        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES	SECURITY	VALUE

Switzerland — 11.4% (continued)
45,000	Roche Holdings AG	$4,595,745
8,800	Synthes, Inc. (b)	936,904
50,600	UBS AG	3,643,538

		18,198,186

United Kingdom — 25.1%
50,000	BOC Group PLC	804,472
330,700	BP PLC	3,200,354
681,000	Capita Group PLC	4,394,632
535,000	Compass Group PLC	2,208,400
184,000	Diageo PLC	2,459,171
87,538	HSBC Holdings PLC	1,417,073
326,470	Kingfisher PLC	1,810,302
880,000	mm02 PLC (b)	1,699,206
70,000	Rio Tinto PLC	1,828,729
57,647	Royal Bank of Scotland Group PLC	1,697,435
1,137,000	Serco Group PLC	4,547,349
100,000	Smith & Nephew PLC	848,502
605,145	Tesco PLC	3,186,271
3,196,000	Vodafone Group PLC	8,179,416
178,000	WPP Group PLC	1,784,644

		40,065,956

	TOTAL STOCKS (Cost — $125,575,033)	156,207,507

FACE AMOUNT
REPURCHASE AGREEMENT — 0.6%
$ 884,000	Goldman, Sachs & Co. dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $884,136; (Fully collateralized by various U.S. government agency obligations, 0.000% to 10.625% due 12/2/04 to 4/15/29; Market value — $901,680) (Cost — $884,000)	884,000

	TOTAL INVESTMENTS — 98.4% (Cost — $126,459,033*)	157,091,507
	Other Assets in Excess of Liabilities — 1.6%	2,630,140

	TOTAL NET ASSETS — 100.0%	$159,721,647

LOANED SECURITIES COLLATERAL
21,892,934	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $21,892,934)	$21,892,934

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $126,490,649.

See Notes to Financial Statements.

31        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

Summary of Investments by Sector*
Consumer Discretionary	16.7%
Information Technology	16.5
Financials	16.0
Healthcare	10.3
Industrials	9.3
Telecommunication Services	8.9
Materials	6.7
Energy	6.7
Consumer Staples	6.7
Other	2.2

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

32        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT†	RATING(e)	SECURITY	VALUE
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 38.4%
		U.S. Treasury Notes:
$ 450,000		4.875% due 2/15/12 (a)(b)	$482,397
205,000		4.000% due 2/15/14 (a)	205,072
400,000		U.S. Treasury Bonds, 6.250% due 5/15/30 (a)(b)	481,125
		Federal Home Loan Mortgage Corp.:
1,000,000		5.000% due 11/1/34 (c)(d)	997,188
1,250,000		6.000% due 11/1/34 (c)(d)	1,294,531
		Federal National Mortgage Association:
250,000		5.000% due 11/1/34 (c)(d)	249,140
500,000		6.500% due 11/1/34 (c)(d)	525,781
2,000,000		7.000% due 11/1/34 (c)(d)	2,123,750

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $6,225,662)	6,358,984

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
57,873	A+	Commercial Mortgage Pass-Through Certificates, Series 2003-FL9, Class E, 2.870% due 11/15/15 (f)(g)	58,233
125,000	A2*	Merit Securities Corp., Series 11PA, Class B2, 3.459% due 9/28/32 (f)(g)	120,742

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $170,339)	178,975

ASSET-BACKED SECURITIES — 4.9%
150,000	A	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 3.132% due 8/25/32 (g)	150,750
250,000	A2*	Bayview Financial Acquisition Trust, Series 2001-CA, Class M3, 3.182% due 8/25/36 (f)(g)	248,281
		Bear Stearns Asset Backed Securities:
18,509	BBB	Series 2003-HE1N, Class N1, 6.500% due 8/25/05 (f)	18,636
32,890	BBB	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (f)	32,821
33,035	BBB	Series 2004-HE6, Class A1, 5.250% due 8/25/34 (f)	33,000
		Countrywide Asset-Backed Certificates:
50,000	AA	Series 2004-5, Class M4, 3.182% due 6/25/34 (g)	50,029
33,290	BBB	Series 2004-5N, Class N1, 5.500% due 10/25/35 (f)	33,369
71,790	B	First Consumers Master Trust, Series 2001-A, Class A, 2.180% due 9/15/08 (g)	69,873
50,183	AAA	Green Tree Home Equity Loan Trust, Series 1999-D, Class A5, 7.880% due 9/15/30	50,671
70,000	BBB	Metris Master Trust, Series 2001-2, Class B, 2.990% due 11/20/09 (g)	69,475
20,000	A	Novastar Home Equity Loan Trust, Series 2003-4, Class M2, 3.557% due 2/25/34 (g)	20,456

See Notes to Financial Statements.

33        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
ASSET-BACKED SECURITIES — 4.9% (continued)
		Sail Net Interest Margin Notes:
$ 6,184	BBB	Series 2003-3, Class A, 7.750% due 4/27/33 (f)	$6,221
32,844	BBB+	Series 2004-4A, Class A, 5.000% due 4/27/34 (f)	32,896

		TOTAL ASSET-BACKED SECURITIES (Cost $802,700)	816,478

CORPORATE BONDS AND NOTES — 25.6%
Aerospace/Defense — 0.3%
25,000	B	Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11 (a)	27,688
25,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	28,062

			55,750

Airlines — 0.1%
25,000	BB-	Continental Airlines, Inc., Pass-Through Certificates, Series 98-3, Class C-2, 7.250% due 11/1/05 (a)	22,142

Automotive — 0.3%
25,000	B-	EaglePicher Inc., Sr. Notes, 9.750% due 9/1/13	25,500
22,000	BB-	TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13	25,410

			50,910

Business Services — 0.2%
25,000	CCC	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	25,125

Chemicals — 1.8%
15,000	Caa3*	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (h)	9,075
25,000	BB+	FMC Corp., Sr. Debentures, 7.750% due 7/1/11	26,625
25,000	B	Huntsman Advanced Materials LLC., Sr. Secured Second Lien Notes, 11.000% due 7/15/10 (a)(f)	29,000
25,000	CCC+	Huntsman ICI Chemicals LLC, Sr. Sub. Notes, 10.125% due 7/1/09	26,375
25,000	BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	28,000
25,000	B+	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12	29,594
25,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	29,375
25,000	BB-	Millenium America Inc., Sr. Notes, 9.250% due 6/15/08 (f)	28,000
25,000	CCC	Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10	24,875
25,000	CCC+	Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11	23,500
25,000	B-	United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due 4/1/09	26,375
16,000	BB-	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	18,120

			298,914

Consumer Products & Services — 1.0%
1,000	CCC	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	980
25,000	C*	Brown Jordan International, Inc., Sr. Sub. Notes, Series B, 12.750% due 8/15/07	20,750

See Notes to Financial Statements.

34        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
Consumer Products & Services — 1.0% (continued)
$ 50,000	CCC+	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	$43,250
25,000	B-	ICON Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	20,875
25,000	B-	Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra, S.A. de C.V., Sr. Sub. Notes, 10.750% due 5/15/11	28,625
20,000	CCC	Levi Strauss & Co., Sr. Notes, 12.250% due 12/15/12	20,750
16,000	B	Tempur-Pedic, Inc./Tempur Production USA, Inc., Sr. Sub. Notes, 10.250% due 8/15/10	18,600

			153,830

Energy — 1.3%
50,000	BBB	Devon Financing Corp., ULC., Notes, 6.875% due 9/30/11	57,332
16,000	B+	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	18,360
75,000	BBB-	Petróleos Mexicanos, Global Bonds, 9.500% due 9/15/27	92,625
25,000	B+	Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11	27,250
25,000	B	Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due 5/15/11	27,125

			222,692

Environmental Services — 0.3%
25,000	BB-	Allied Waste North America, Inc., Sr. Notes, Series B, 9.250% due 9/1/12 (a)	27,125
25,000	B-	IMCO Recycling Inc., Sr. Secured Notes, Series B, 10.375% due 10/15/10	28,000

			55,125

Financial Services — 4.8%
80,000	A+	Bank of America Corp., Sr. Notes, 4.875% due 9/15/12	82,293
25,000	B-	BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes, 9.625% due 6/15/14 (f)	28,125
100,000	BBB-	Capital One Financial Corp., Notes, 7.250% due 5/1/06	105,989
75,000	A	CIT Group Inc., Sr. Notes, 7.750% due 4/2/12	89,409
100,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, Series A, 6.000% due 6/15/12	109,965
75,000	A	Household Finance Corp., Notes, 6.375% due 11/27/12	83,862
50,000	AA-	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09	50,171
70,000	A	JPMorgan Chase & Co., Sub. Notes, 6.625% due 3/15/12	79,152
25,000	A	Lehman Brothers Holdings Inc., Notes, 3.500% due 8/7/08	24,903
55,000	BBB	MBNA Corp., Sr. Medium-Term Notes, 4.625% due 9/15/08	56,587
75,000	A+	Morgan Stanley, Notes, 6.600% due 4/1/12	84,655

			795,111

Food & Beverage — 0.4%
25,000	B	Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11	27,750
40,000	BBB+	Kraft Foods Inc., Notes, 5.625% due 11/1/11	42,681

			70,431

See Notes to Financial Statements.

35        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
Healthcare — 0.4%
$ 25,000	CC	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (a)(g)	$19,250
25,000	B	Extendicare Health Services, Inc., Sr. Notes, 9.500% due 7/1/10	28,250
25,000	B-	Tenet Healthcare Corp., Sr. Notes, 9.875% due 7/1/14 (f)	26,312

			73,812

Hotel/Casino — 0.7%
25,000	B+	Host Marriott, L.P., Sr. Notes, 7.125% due 11/1/13	27,125
25,000	B	John Q. Hammons Hotels L.P./John Q. Hammons Hotels Finance Corp. III, First Mortgage Notes, Series B, 8.875% due 5/15/12	28,875
25,000	BB+	MGM Mirage Inc., Sr. Notes, 6.750% due 9/1/12 (f)	26,625
25,000	B+	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (f)	27,250

			109,875

Machinery — 0.5%
25,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (f)	28,625
25,000	B+	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	27,781
25,000	B	Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11	28,250

			84,656

Manufacturing — 0.2%
25,000	B-	Medical Device Manufacturing Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (f)	26,875

Media — 2.8%
		Charter Communications Holdings, LLC/Charter Communications Holdings Capital Corp.:
15,000	CCC-	Sr. Discount Notes, step bond to yield 18.168% due 5/15/11	9,750
		Sr. Notes:
25,000	CCC-	8.250% due 4/1/07	23,750
25,000	CCC-	10.250% due 1/15/10	20,625
10,000	CCC-	10.000% due 5/15/11	8,050
50,000	BBB	Comcast Cable Communications Holdings, Notes, 8.375% due 3/15/13 (a)	61,441
100,000	BBB	Cox Communications, Inc., Notes, 7.750% due 11/1/10 (a)	114,894
25,000	B+	CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16	28,688
25,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Notes, 8.375% due 3/15/13	28,625
25,000	CCC+	Loews Cineplex Entertainment Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (f)	26,312
25,000	B	Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13	24,625
25,000	CCC	Muzak LLC/Muzak Finance Corp., Sr. Notes, 10.000% due 2/15/09	22,500

See Notes to Financial Statements.

36        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
Media — 2.8% (continued)
$ 25,000	B	Nextmedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	$28,156
50,000	BBB+	Time Warner Inc., Debentures, 7.625% due 4/15/31 (a)	59,425

			456,841

Metals/Mining — 0.9%
25,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09 (a)	25,500
25,000	B-	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	30,500
25,000	B-	Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12	27,125
200,000	NR	Republic Technologies International, LLC/RTI Capital Corp., Sr. Secured Notes, 13.750% due 7/15/09 (h)(j)‡	0
65,000	BBB	WMC Finance (USA) Ltd., Notes, 5.125% due 5/15/13	65,991

			149,116

Packaging/Containers — 0.8%
25,000	B-	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	28,875
25,000	B	Jefferson Smurfit Corp. (U.S.), Sr. Notes, 8.250% due 10/1/12	27,875
25,000	B+	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	28,125
25,000	B-	Pliant Corp., Sr. Secured Notes, 11.125% due 9/1/09	27,000
25,000	CCC	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	19,375

			131,250

Paper/Forestry Products — 0.5%
25,000	B	Buckeye Technologies Inc., Sr. Sub. Notes, 8.000% due 10/15/10	25,625
60,000	BBB-	Domtar Inc., Notes, 5.375% due 12/1/13	59,324

			84,949

Printing/Publishing — 0.5%
25,000	BB-	Cenveo Corp., Sr. Notes, 9.625% due 3/15/12	27,875
23,000	B	Dex Media West LLC/Dex Media West Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	27,313
25,000	B+	R.H. Donnelley Finance Corp I., Sr. Sub. Notes, 10.875% due 12/15/12 (f)	30,688

			85,876

Real Estate — 0.6%
65,000	BBB	Boston Properties LP., Sr. Notes, 6.250% due 1/15/13	70,832
25,000	CCC+	MeriStar Hospitality Operating Partnership, L.P./MeriStar Hospitality Finance Corp. II, Sr. Notes, 10.500% due 6/15/09	27,625

			98,457

Retail — 1.6%
50,000	CCC+	Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08	50,250
25,000	B	Jean Coutu Group (PJC) Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (f)	25,625

See Notes to Financial Statements.

37        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
Retail — 1.6% (continued)
$ 60,000	BBB	Limited Brands, Inc., Exchange Debentures, 6.950% due 3/1/33	$65,157
25,000	B+	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	29,250
75,000	BBB	Safeway Inc., Debentures, 7.250% due 2/1/31	84,867

			255,149

Technology — 0.1%
25,000	CCC+	Amkor Technology, Inc., Sr. Sub. Notes, 10.500% due 5/1/09	22,250

Telecommunications — 2.6%
7,000	CCC	Alamosa (Delaware), Inc., Sr. Notes, 11.000% due 7/31/10 (a)	8,225
3,000	CCC	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	3,188
50,000	A	AT&T Wireless Services, Inc., Sr. Notes, 8.750% due 3/1/31 (a)	67,331
25,000	CCC	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Sr. Notes, 8.125% due 2/1/14 (f)	25,375
25,000	CCC	Crown Castle International Corp., Sr. Notes, 10.750% due 8/1/11	27,813
15,000	B+	Insight Midwest L.P./Insight Capital, Inc., Sr. Notes, 10.500% due 11/1/10	16,687
25,000	BB-	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	27,750
25,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	21,594
25,000	BB	Nextel Communications Inc., Sr. Notes, 6.875% due 10/31/13	27,250
25,000	B+	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (f)	26,625
		Qwest Services Corp., Notes:
25,000	B	14.000% due 12/15/10 (f)	29,813
25,000	B	14.500% due 12/15/14 (f)	31,125
25,000	CCC-	SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09	26,781
25,000	B-	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	27,187
50,000	BBB-	Sprint Capital Corp., Global Notes, 6.900% due 5/1/19	56,108

			422,852

Utilities — 2.9%
25,000	B-	The AES Corp., Sr. Notes, 9.500% due 6/1/09	28,938
9,000	B+	Allegheny Energy Supply Co., LLC, Secured Notes, 10.250% due 11/15/07 (a)(f)	10,395
25,000	BB-	BRL Universal Equipment 2001 A, L.P./BRL Univeral Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08 (a)	26,500
		Calpine Corp.:
25,000	B	Second Priority Sr. Secured Notes, 8.500% due 7/15/10 (f)	18,500
25,000	CCC+	Sr. Notes, 8.750% due 7/15/07 (a)	18,000
50,000	BBB	Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08	50,746
25,000	B-	Dynegy Holdings Inc., Second Priority Sr. Secured Notes, 9.875% due 7/15/10 (f)	28,531

See Notes to Financial Statements.

38        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	RATING(e)	SECURITY	VALUE
Utilities — 2.9% (continued)
$ 15,000	B	Edison Mission Energy, Sr. Notes, 9.875% due 4/15/11	$17,812
50,000	CCC+	El Paso Corp., Global Medium-Term Notes, 7.375% due 12/15/12	50,750
75,000	BBB	Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33	75,661
25,000	NR	Mirant Americas Generation, Inc., Sr. Notes, 9.125% due 5/1/31 (h)	23,875
25,000	B+	NRG Energy, Inc., Second Priority Sr. Secured Notes, 8.000% due 12/15/13 (f)	27,656
50,000	BBB-	Pinnacle West Capital Corp., Sr. Notes, 6.400% due 4/1/06	52,187
25,000	B	Reliant Energy, Inc., Sr. Secured Notes, 9.250% due 7/15/10	27,875
25,000	B+	The Williams Cos., Inc., Notes, 7.625% due 7/15/19	28,250

			485,676

		TOTAL CORPORATE BONDS AND NOTES (Cost — $4,150,472)	4,237,664

SHARES
COMMON STOCK (i) — 0.8%
Media — 0.1%
1,997		UnitedGlobalCom, Inc. Class A Shares	14,937

Telecommunications — 0.7%
653		NTL Inc.	43,431
1,050		SpectraSite, Inc.	53,865
1,719		Telewest Global, Inc.	21,144

			118,440

		TOTAL COMMON STOCK (Cost — $103,813)	133,377

CONVERTIBLE PREFERRED STOCK — 0.1%
Telecommunications — 0.1%
25		Alamosa Holdings, Inc., 7.500% Cumulative, Series B (a) (Cost — $7,125)	18,881

WARRANTS
WARRANTS (i) — 0.0%
Consumer Products & Services — 0.0%
200		Brown Jordan International, Inc., Expire 8/15/07 (f)‡	2
1,701		Pillowtex Corp., Expire 11/24/09 (j)‡	2

			4

See Notes to Financial Statements.

39        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

WARRANTS		SECURITY	VALUE
Metals/Mining — 0.0%
200		Republic Technologies International LLC, Expire 7/15/09 (f)(j)	$0

Telecommunications — 0.0%
15		American Tower Corp., Expire 8/1/08 (f)	3,158

		TOTAL WARRANTS (Cost — $4,367)	3,162

FACE AMOUNT†	RATING(e)
FOREIGN BONDS — 27.3%
Argentina — 0.3%
100,000	D	Republic of Argentina, Debt Conversion Bonds, Series L-GP, 6.000% due 3/31/23 (h)	55,000

Brazil — 5.0%
		Federal Republic of Brazil:
306,386	BB-	Capitalization Bonds, 8.000% due 4/15/14 (a)	304,567
88,235	BB-	Debt Conversion Bonds, Series L, 3.125% due 4/15/12 (a)(g)	81,093
		Global Bonds:
125,000	BB-	10.500% due 7/14/14 (a)	140,656
15,000	BB-	10.125% due 5/15/27 (a)	15,982
50,000	BB-	12.250% due 3/6/30 (a)	61,863
200,000	BB-	11.000% due 8/17/40 (a)	225,450

			829,611

Bulgaria — 0.4%
50,000	BBB-	Republic of Bulgaria, Euro-Dollar Bonds, Series REG S, 8.250% due 1/15/15	62,687

Colombia — 0.6%
		Republic of Colombia, Global Notes:
25,000	BB	10.000% due 1/23/12	28,031
25,000	BB	8.125% due 5/21/24	22,875
25,000	BB	8.375% due 2/15/27	22,813
25,000	BB	10.375% due 1/28/33	27,375

			101,094

Ecuador — 0.9%
		Republic of Ecuador, Euro-Dollar Bonds:
125,000	CCC+	12.000% due 11/15/12	125,625
25,000	CCC+	Series Reg S, 8.000% due 8/15/30	21,225

			146,850

See Notes to Financial Statements.

40        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT†		RATING(e)	SECURITY	VALUE
France — 2.8%
350,000	EUR	AAA	Government of France, Treasury Notes, 3.500% due 1/12/08 (a)	$455,995

Germany — 2.9%
340,000	EUR	AAA	Federal Republic of Germany, Bonds, 5.250% due 1/4/11	477,438

Italy — 0.8%
125,000		AA-	Region of Lombardy, Global Notes, 5.804% due 10/25/32 (a)	133,563

Malaysia — 0.3%
50,000		A-	Federation of Malaysia, Global Bonds, 7.500% due 7/15/11	58,955

Mexico — 2.0%
			United Mexican States:
50,000		BBB-	Global Notes, 6.625% due 3/3/15	53,713
			Medium-Term Notes:
55,000		BBB-	8.300% due 8/15/31	63,663
75,000		BBB-	Series A, 6.375% due 1/16/13	79,913
125,000		BBB-	Series A, 5.875% due 1/15/14	128,094

				325,383

Morocco — 0.3%
57,059		BB	Kingdom of Morocco, Bonds, Series A, 2.690% due 1/5/09 (g)	56,203

The Netherlands — 2.8%
340,000	EUR	AAA	Kingdom of the Netherlands, Bonds, 5.000% due 7/15/11 (a)	471,428

Panama — 0.2%
			Republic of Panama, Global Bonds:
25,000		BB	9.625% due 2/8/11	28,563
10,000		BB	9.375% due 1/16/23	10,875

				39,438

Peru — 0.5%
			Republic of Peru:
50,000		BB	Global Notes, 9.125% due 2/21/12	56,275
22,000		BB	Past-Due Interest Bonds, 5.000% due 3/7/17 (g)	20,295

				76,570

The Philippines — 0.8%
			Republic of the Philippines, Global Notes:
50,000		BB	8.375% due 3/12/09	52,875
75,000		BB	10.625% due 3/16/25	78,630

				131,505

See Notes to Financial Statements.

41        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT†	RATING(e)	SECURITY	VALUE
Russia — 3.9%
		Russian Federation, Euro-Dollar Bonds:
50,000	BB+	8.250% due 3/31/10	$55,500
100,000	BB+	11.000% due 7/24/18 (f)	136,375
455,400	BB+	5.000% due 3/31/30	456,112

			647,987

South Africa — 0.2%
25,000	BBB	Republic of South Africa, Global Notes, 6.500% due 6/2/14	27,250

Supranational — 0.7%
100,000	A	Corporación Andina de Fomento, Notes, Series B, 6.875% due 3/15/12	112,352

Turkey — 0.8%
		Republic of Turkey, Global Notes:
25,000	BB-	9.000% due 6/30/11	27,906
25,000	BB-	11.500% due 1/23/12	31,438
25,000	BB-	11.000% due 1/14/13	30,937
25,000	BB-	11.875% due 1/15/30	34,406

			124,687

Venezuela — 1.1%
		Republic of Venezuela, Global Notes:
75,000	B	9.250% due 9/15/27 (a)	76,838
75,000	B	10.750% due 9/19/13 (a)	87,037
25,000	B	8.500% due 10/8/14 (a)	25,413

			189,288

		TOTAL FOREIGN BONDS (Cost — $4,273,718)	4,523,284

		SUB-TOTAL INVESTMENTS (Cost — $15,738,196)	16,270,805

REPURCHASE AGREEMENTS — 32.4%
1,000,000		Bank of America dated 10/29/04, 1.830% due 11/1/04; Proceeds at maturity — $1,000,153; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 7.625% due 11/1/04 to 1/15/30; Market value — $1,020,001)	1,000,000
1,000,000		Deutsche Bank Securities dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $1,000,153; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 7.100% due 2/3/05 to 6/1/17; Market value — $1,020,000)	1,000,000

See Notes to Financial Statements.

42        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENTS — 32.4% (continued)
$1,000,000	Goldman Sachs Group dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $1,000,153; (Fully collateralized by U.S. Treasury Inflation Indexed Notes and U.S. Treasury Notes & Bills, 0.000% to 10.625% due 12/2/04 to 4/15/29; Market value — $1,020,001)	$1,000,000
1,000,000	Merrill Lynch, Pierce, Fenner & Smith dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $1,000,152; (Fully collateralized by Federal Home Loan Bank Discount Notes, 0.000% due 11/2/04 to 4/29/05; Market value — $1,020,004)	1,000,000
1,000,000	Morgan Stanley dated 10/29/04, 1.810% due 11/1/04; Proceeds at maturity — $1,000,151; (Fully collateralized by Federal Home Loan Banks, 0.000% to 8.000% due 11/2/04 to 4/26/24; Market value — $1,025,190)	1,000,000
355,000	UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $355,054; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.875% due 12/7/04 to 8/6/38; Market value — $362,100)	355,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $5,355,000)	5,355,000

	TOTAL INVESTMENTS — 130.6% (Cost — $21,093,196**)	21,625,805
	Liabilities in Excess of Other Assets — (30.6%)	(5,073,266)

	TOTAL NET ASSETS — 100%	$16,552,539

(a)	All or a portion of this security has been segregated for open futures contracts and/or “to-be-announced” securities.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	Security is issued on a “to-be-announced” basis (See Notes 1 and 3).
(d)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(e)	All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investor Services.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
(g)	Variable-rate security.
(h)	Security is currently in default.
(i)	Non-income producing security.
(j)	Security is valued in good faith at fair value by or under the Direction of the Board of Directors.
†	Face amount denominated in U.S. dollars unless noted otherwise.
‡	Security has been deemed illiquid.
**	Aggregate cost for federal income tax purposes is $21,159,366.

Seepages 48 and 49 for definitions of ratings.

Abbreviationsused in this schedule:
EUR— Euro

See Notes to Financial Statements.

43        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	RATING(a)	SECURITY	VALUE
ADJUSTABLE-RATE SECURITIES — 87.4%
ASSET-BACKED SECURITIES — 27.1%
$250,000	AAA	Advanta Business Card Master Trust, Series 2003-B, Class A, 2.260% due 12/22/28	$250,794
189,644	AAA	Ameriquest Mortgage Securities Inc., Series 2004-R8, Class A5, 2.303% due 9/25/34	189,562
330,754	AAA	Amortizing Residential Collateral Trust, Series 2002-BC10, Class A3, 2.363% due 1/25/33	331,689
123,170	AAA	Asset Backed Securities Corp., Home Equity Loan Trust, Series 2003-HE3, Class A2, 2.220% due 6/15/33	123,284
		Bayview Financial Acquisition Trust:
250,000	Aaa*	Series 2002-BA, Class A2, 2.583% due 3/25/35 (b)	250,166
181,350	AAA	Series 2002-DA, Class A, 2.363% due 8/25/32 (b)	181,779
76,783	AAA	Series 2003-E, Class A, 2.459% due 10/28/34	76,867
130,000	AAA	Series 2003-G, Class A1, 2.559% due 1/28/39	129,919
		Bear Stearns Asset Backed Securities Trust.:
113,257	AAA	Series 2003-SD1, Class A, 2.383% due 12/25/33	113,679
136,086	AAA	Series 2003-SD3, Class A, 2.413% due 10/25/33	136,537
		Business Loan Express:
143,586	Aaa*	Series 2001-1A, Class A, 2.560% due 7/20/27 (b)	144,046
185,980	AAA	Series 2002-AA, Class A, 2.583% due 6/25/28 (b)	186,693
124,634	AAA	Series 2003-2A, Class A, 2.733% due 1/25/32 (b)	125,524
150,000	AAA	Capital One Master Trust, Series 2001-1, Class A, 2.070% due 12/15/10	150,860
104,652	AAA	CDC Mortgage Capital Trust, Series 2003-HE2, Class A, 2.283% due 10/25/33	104,764
265,814	AAA	Cendant Mortgage Corp., Series 2003-A, Class A3, 2.483% due 7/25/43 (b)	266,769
186,242	AAA	Centex Home Equity Loan Trust, Series 2003-B, Class AV, 2.213% due 6/25/33	186,522
225,000	AAA	Circuit City Credit Card Master Trust, Series 2003-2, Class A, 2.300% due 4/15/11	226,113
250,000	AAA	Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A4, 2.383% due 11/25/34	250,145
131,141	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 2.393% due 8/25/32	131,604
234,047	AAA	Fremont Home Loan Trust, Series 2003-A, Class 2A2, 2.288% due 8/25/33	234,354
139,444	AAA	Household Home Equity Loan Trust, Series 2002-4, Class A, 2.460% due 10/20/32	139,761
85,424	AAA	Household Mortgage Loan Trust, Series 2002-HC1, Class A, 2.210% due 5/20/32	85,650
83,763	AAA	Long Beach Mortgage Loan Trust, Series 2003-1, Class A2, 2.333% due 3/25/33	83,911

See Notes to Financial Statements.

44        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	RATING(a)	SECURITY	VALUE
ASSET-BACKED SECURITIES — 27.1% (continued)
$250,000	AAA	Morgan Stanley ABS Capital I Inc. Trust, Series 2003-HE1, Class A4, 2.433% due 5/25/33	$250,709
150,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 2.553% due 8/25/34	150,292
128,473	AAA	NovaStar Home Equity Loan, Series 2003-1, Class A2, 2.323% due 5/25/33	128,649
131,851	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 2.353% due 2/25/33	132,351
363,133	AAA	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 2.433% due 12/25/33	363,528
81,812	AAA	Saxon Asset Securities Trust, Series 2002-1, Class AV1, 2.183% due 3/25/32	81,802
271,912	AAA	Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class A2, 2.183% due 2/25/34	272,069
114,804	AAA	Soundview Home Equity Loan Trust, Series 2003-1, Class A, 2.383% due 8/25/31	114,948
140,973	Aaa*	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 2.273% due 1/25/34	141,055
		Structured Asset Investment Loan Trust:
194,919	AAA	Series 2003-BC1, Class A2, 2.273% due 1/25/33	195,327
300,000	AAA	Series 2003-BC10, Class 3A5, 2.413% due 10/25/33	300,174
200,000	AAA	World Financial Network Credit Card Master Note Trust, Series 2003-A, Class A2, 2.240% due 5/15/12	201,217

		TOTAL ASSET-BACKED SECURITIES (Cost — $6,426,118)	6,433,113

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.6%
314,225	AAA	Bank of America Mortgage Securities, Inc., Series 2003-F, Class 1A1, 2.969% due 7/25/33	312,783
286,554	AAA	Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3, 2.533% due 10/25/33	286,721
		CHL Mortgage Pass-Through Trust:
148,430	AAA	Series 2001-HYB1, Class 1A1, 3.309% due 6/19/31	149,539
187,477	AAA	Series 2003-HYB3, Class 7A1, 3.814% due 11/19/33	184,911
		Credit-Based Asset Servicing and Securitization LLC:
145,530	AAA	Series 2002-CB2, Class A1, 2.293% due 4/25/32	145,861
58,314	AAA	Series 2002-CB6, Class 2A1, 2.433% due 1/25/33	58,406
141,540	AAA	GGP Mall Properties Trust, Series 2001-C1A, Class A3, 2.570% due 2/15/14 (b)	142,364
238,717	Aa1*	GMAC Commercial Mortgage Asset Corp., Series 2000-FLFA, Class B, 2.510% due 9/20/10 (b)	238,969
225,095	AA+	Impac CMB Trust, Series 2003-8, Class 1A2, 2.433% due 10/25/33	225,397

See Notes to Financial Statements.

45        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	RATING(a)	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 27.6% (continued)
$195,286	AAA	Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.333% due 11/25/34	$195,286
111,289	AAA	Long Beach Mortgage Loan Trust, Series 2002-2, Class 2A, 2.213% due 7/25/32	111,419
458,698	AAA	MASTR Alternative Loan Trust, Series 2003-7, Class 7A1, 2.333% due 11/25/33	459,489
226,684	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 1A2, 2.417% due 7/25/34	226,215
		Residential Asset Securitization Trust:
202,857	AAA	Series 2003-A11, Class A2, 2.383% due 11/25/33	203,044
134,997	AAA	Series 2004-A2, Class 1A3, 2.333% due 5/25/34	134,895
90,656	AAA	Series 2004-A4, Class A2, 2.283% due 8/25/34	90,544
169,037	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 2.333% due 6/25/33	169,142
		Sequoia Mortgage Trust:
107,968	AAA	Series 9, Class 2A, 3.338% due 9/20/32	110,231
249,277	AAA	Series 2003-2, Class A1, 2.240% due 6/20/33	249,482
		Structured ARM Loan Trust:
142,195	AAA	Series 2004-1, Class 2A, 2.243% due 2/25/34	142,234
171,142	AAA	Series 2004-7, Class A1, 2.203% due 6/25/34	170,957
200,000	Aaa*	Series 2004-17, Class A1, 2.734% due 11/25/34	201,500
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
96,979	AAA	Class 1A, 4.228% due 3/25/32	98,057
126,430	AAA	Class 2A, 3.430% due 3/25/32	127,769
163,357	AAA	Series 2003-AR2, Class A1, 2.260% due 12/19/33	163,173
		Structured Asset Securities Corp.:
390,777	AAA	Series 2002-8A, Class 7A1, 3.319% due 5/25/32	395,054
63,927	AAA	Series 2003-8, Class 2A9, 2.433% due 4/25/33	63,986
38,723	AAA	Series 2003-NP3, Class A1, 2.433% due 11/25/33 (b)	38,772
137,627	AAA	Series 2004-NP1, Class A, 2.333% due 9/25/33 (b)	137,646
247,467	AAA	Thornburg Mortgage Securities Trust, Series 2004-1, Class I2A, 2.383% due 3/25/44	247,238
150,000	AAA	WaMu Mortgage Pass-Through Certificates, Series 2003-AR10, Class A3B, 3.890% due 10/25/33	150,037
244,484	AAA	Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 4.029% due 11/25/30	246,753
		Wells Fargo Mortgage Backed Securities Trust:
168,476	Aaa*	Series 2003-5, Class A4, 2.333% due 5/25/33	168,680
200,000	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34	200,123
300,000	Aaa*	Series 2004-Y, Class 1A1, 4.583% due 11/25/34	302,297

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,547,442)	6,548,974

See Notes to Financial Statements.

46        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 7.4%
$306,390	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A, 4.041% due 7/25/43	$314,066
	Fannie Mae REMIC Trust:
	Series 2003-117:
167,412	Class DF, 2.483% due 12/25/33	167,528
217,697	Class KF, 2.333% due 8/25/33	218,652
99,639	Series 2003-124, Class F, 2.233% due 1/25/34	99,832
325,275	Series 2003-W15, Class 3A, 4.027% due 12/25/42	334,760
278,153	Series 2004-31, Class FG, 2.333% due 8/25/33	279,092
	Fannie Mae Whole Loan:
148,975	Series 2003-W6, Class F, 2.283% due 9/25/42	149,378
180,897	Series 2003-W14, Class 2A, 4.014% due 1/25/43	186,104

	TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,749,904)	1,749,412

U.S. GOVERNMENT AGENCY PASS-THROUGHS — 25.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 3.8%
	FHLMC One Year CMT ARM:
244,464	3.553% due 2/1/23	251,458
134,363	3.688% due 8/1/30	139,312
	FHLMC 3/1 Hybrid ARM:
306,730	3.626% due 7/1/29	315,286
211,370	3.360% due 10/1/33	212,012

	TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (Cost — $919,181)	918,068

Federal National Mortgage Association (FNMA) — 20.3%
	FNMA Six Month LIBOR:
154,510	4.881% due 2/1/33	158,142
374,952	4.366% due 4/1/33	381,258
169,195	4.596% due 4/1/33	171,847
190,614	4.552% due 5/1/33	193,703
71,445	4.439% due 6/1/33	72,766
497,513	4.810% due 10/1/34	508,186
	FNMA One Year LIBOR:
172,399	4.076% due 1/1/33	174,658
283,280	4.258% due 6/1/33	287,619
369,913	4.068% due 7/1/33	373,325
180,456	4.184% due 10/1/33	182,761
188,413	3.424% due 7/1/43	189,193
	FNMA One Year CMT ARM:
233,694	3.662% due 7/1/26	240,934

See Notes to Financial Statements.

47        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Federal National Mortgage Association (FNMA) — 20.3% (continued)
$318,400		3.448% due 5/1/28	$327,213
262,355		3.589% due 5/1/28	272,238
169,859		3.701% due 5/1/28	174,828
194,526		4.766% due 9/1/32	198,158
175,961		4.289% due 2/1/33	178,575
195,076		4.058% due 5/1/33	197,489
312,434		4.221% due 7/1/33	312,164
226,908		3.116% due 8/1/33	228,169

		TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Cost — $4,828,841)	4,823,226

Government National Mortgage Association (GNMA) — 1.2%
		GNMA II One Year CMT ARM:
182,239		3.375% due 5/20/32	183,438
97,831		3.500% due 7/20/34	95,252

		TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Cost — $277,271)	278,690

		TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGHS (Cost — $6,025,293)	6,019,984

		TOTAL ADJUSTABLE-RATE SECURITIES (Cost — $20,748,757)	20,751,483

FIXED-RATE SECURITIES — 6.8%
ASSET-BACKED SECURITIES — 3.2%
86,346	AAA	AmeriCredit Automobile Receivables Trust, Series 2002-1, Class A3, 4.230% due 10/6/06	86,704
400,000	AAA	Credit Acceptance Auto Dealer Loan Trust, Series 2004-1, Class A, 2.530% due 8/17/09 (b)	399,113
143,684	AA	MMCA Automobile Trust, Series 2001-4, Class A4, 4.920% due 8/15/07	145,143
127,143	AAA	Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A1F, 2.550% due 1/7/10	127,080

		TOTAL ASSET-BACKED SECURITIES (Cost — $760,316)	758,040

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
250,000	AAA	Merrill Lynch Mortgage Investors, Inc., Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (Cost — $250,000)	249,821

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
131,007		Fannie Mae REMIC Trust, Series 2003-111, Class HR, 3.750% due 5/25/30 (Cost — $131,007)	129,704

See Notes to Financial Statements.

48        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SB ADJUSTABLE RATE INCOME PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT AGENCY PASS-THROUGHS — 2.0%
	FNMA:
$23,021	15 Year, 9.500% due 12/1/06	$23,193
385,559	30 Year, 12.000% due 4/20/16	452,897

	TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGHS (Cost — $470,345)	476,090

	TOTAL FIXED-RATE SECURITIES (Cost — $1,611,668)	1,613,655

	SUB-TOTAL INVESTMENTS (Cost — $22,360,425)	22,365,138

REPURCHASE AGREEMENTS — 5.5%
306,000	Deutsche Bank Securities Inc. dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $306,047; (Fully collateralized by U.S. Government Agency Obligations, 0.000% to 7.100% due 2/3/05 to 6/1/17; Market value — $312,120)	306,000
500,000	Merrill Lynch & Co. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $500,076; (Fully collateralized by Fannie Mae and Freddie Mac Discount Notes, due 11/2/04 to 4/29/05; Market value — $510,002)	500,000
500,000	UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $500,077; (Fully collateralized by Fannie Mae Notes, 1.750% to 7.500% due 5/23/05 to 5/21/18; Market value — $510,001)	500,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $1,306,000)	1,306,000

	TOTAL INVESTMENTS — 99.7% (Cost — $23,666,425**) Other Assets in Excess of Liabilities — 0.3%	23,671,138 80,704

	TOTAL NET ASSETS — 100.0%	$23,751,842

(a)	All ratings are by Standard & Poor’s Ratings Service, except those identified by an asterisk (*), which are rated by Moody’s Investor Service, Inc.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
**	Aggregate cost for federal income tax purposes is substantially the same.

See pages 48 and 49 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury Index
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

49        Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

—  Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

50       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

B

—  Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

51        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Assets and Liabilities	October 31, 2004

	Smith Barney International All Cap Growth Portfolio	Salomon Brothers Strategic Total Return Bond Portfolio	SB Adjustable Rate Income Portfolio
ASSETS:
Investments, at value (Cost — $125,575,033, $15,738,196 and $22,360,425, respectively)	$156,207,507	$16,270,805	$22,365,138
Repurchase agreements, at value (Cost — $884,000, $5,355,000 and $1,306,000, respectively)	884,000	5,355,000	1,306,000
Loaned securities collateral, at value (Cost — $21,892,934) (Notes 1 and 3)	21,892,934	—	—
Foreign currency, at value (Cost — $359,033 and $833, respectively)	358,908	873	—
Cash	793	1,577	413
Receivable for securities sold	2,250,087	—	—
Dividends and interest receivable	241,393	210,213	45,302
Receivable for open forward foreign currency contracts (Notes 1 and 3)	107	38,542	—
Receivable for Fund shares sold	20,241	—	58,930
Principal payment receivable	—	—	26,399
Prepaid expenses	5,900	—	577
Other receivables	23,854	—	—

Total Assets	181,885,724	21,877,010	23,802,759

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	21,892,934	—	—
Management fees payable	112,235	12,342	12,136
Payable for securities purchased	62,017	5,182,641	—
Payable for open forward foreign currency contracts (Notes 1 and 3)	9,061	78,954	—
Payable for Fund shares reacquired	15	3,514	—
Distribution plan fees payable	—	—	640
Payable to broker — variation margin	—	6,219	—
Deferred mortgage dollar roll income	—	4,618	—
Accrued expenses	87,815	36,183	38,141

Total Liabilities	22,164,077	5,324,471	50,917

Total Net Assets	$159,721,647	$16,552,539	$23,751,842

NET ASSETS:
Par value of capital shares ($0.00001 par value, 6 billion shares authorized)	$136	$15	$24
Capital paid in excess of par value	194,792,147	17,124,921	23,584,349
Undistributed net investment income	1,221,698	728,377	204,400
Accumulated net realized loss from investment transactions and futures contracts	(66,945,775)	(1,781,951)	(41,644)
Net unrealized appreciation of investments, futures contracts and foreign currencies	30,653,441	481,177	4,713

Total Net Assets	$159,721,647	$16,552,539	$23,751,842

Shares Outstanding	13,565,199	1,482,707	2,351,164

Net Asset Value	$11.77	$11.16	$10.10

See Notes to Financial Statements.

52        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Operations	For the Year Ended October 31, 2004

	Smith Barney International All Cap Growth Portfolio	Salomon Brothers Strategic Total Return Bond Portfolio	SB Adjustable Rate Income Portfolio
INVESTMENT INCOME:
Dividends	$3,172,549	$1,293	$—
Interest	72,030	1,075,793	339,154
Less: Foreign withholding tax	(318,417)	—	—

Total Investment Income	2,926,162	1,077,086	339,154

EXPENSES:
Management fees (Note 2)	1,540,393	151,616	93,092
Custody	107,323	37,677	13,133
Shareholder communications	45,673	12,502	7,652
Audit and legal	42,926	22,857	38,325
Directors’ fees	10,051	4,437	5,481
Transfer agency services (Note 2)	5,247	4,585	5,001
Distribution plan fees (Note 2)	—	—	38,788
Other	14,960	3,361	1,371

Total Expenses	1,766,573	237,035	202,843
Less: Management and distribution plan fee waivers (Notes 2 and 6)	(2,216)	(1,741)	(47,722)

Net Expenses	1,764,357	235,294	155,121

Net Investment Income	1,161,805	841,792	184,033

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	7,179,391	764,515	6,619
Futures contracts	—	(87,551)	—
Foreign currency transactions	46,881	(61,049)	—

Net Realized Gain	7,226,272	615,915	6,619

Net Change in Unrealized Appreciation (Depreciation) From:
Investments and futures contracts	14,902,972	(222,918)	3,186
Foreign currencies	2,891	(28,969)	—

Net Increase (Decrease) in Unrealized Appreciation	14,905,863	(251,887)	3,186

Net Gain on Investments, Futures Contracts and Foreign Currencies	22,132,135	364,028	9,805

Increase in Net Assets From Operations	$23,293,940	$1,205,820	$193,838

See Notes to Financial Statements.

53        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets

Smith Barney International All Cap Growth Portfolio	For the Years Ended October 31,
	2004	2003
OPERATIONS:
Net investment income	$1,161,805	$1,801,557
Net realized gain (loss)	7,226,272	(9,751,557)
Net increase in unrealized appreciation	14,905,863	39,171,972

Increase in Net Assets From Operations	23,293,940	31,221,972

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(1,763,610)	(947,561)

Decrease in Net Assets From Dividends to Shareholders	(1,763,610)	(947,561)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	17,143,590	247,482,410
Net asset value of shares issued for reinvestment of dividends	1,763,610	947,561
Cost of shares reacquired	(60,386,891)	(269,100,352)

Decrease in Net Assets From Fund Share Transactions	(41,479,691)	(20,670,381)

Increase (Decrease) in Net Assets	(19,949,361)	9,604,030
NET ASSETS:
Beginning of year	179,671,008	170,066,978

End of year*	$159,721,647	$179,671,008

* Includes undistributed net investment income of:	$1,221,698	$1,776,622

See Notes to Financial Statements.

54        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

Salomon Brothers Strategic Total Return Bond Portfolio	For the Years Ended October 31,
	2004	2003
OPERATIONS:
Net investment income	$841,792	$1,153,098
Net realized gain	615,915	783,633
Net increase (decrease) in unrealized appreciation	(251,887)	1,274,190

Increase in Net Assets From Operations	1,205,820	3,210,921

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(1,228,728)	(1,052,602)

Decrease in Net Assets From Dividends to Shareholders	(1,228,728)	(1,052,602)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	1,406,864	5,123,382
Net asset value of shares issued for reinvestment of dividends	1,228,728	1,052,602
Cost of shares reacquired	(7,295,139)	(8,248,954)

Decrease in Net Assets From Fund Share Transactions	(4,659,547)	(2,072,970)

Increase (Decrease) in Net Assets	(4,682,455)	85,349
NET ASSETS:
Beginning of year	21,234,994	21,149,645

End of year*	$16,552,539	$21,234,994

* Includes undistributed net investment income of:	$728,377	$1,079,213

See Notes to Financial Statements.

55        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

SB Adjustable Rate Income Portfolio	For the Years Ended October 31,
	2004	2003†
OPERATIONS:
Net investment income	$184,033	$12,150
Net realized gain (loss)	6,619	(106)
Net increase in unrealized appreciation	3,186	1,527

Increase in Net Assets From Operations	193,838	13,571

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(39,951)	—

Decrease in Net Assets From Dividends to Shareholders	(39,951)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	26,201,711	10,515,078
Net asset value of shares issued for reinvestment of dividends	39,951	—
Cost of shares reacquired	(13,165,700)	(6,656)

Increase in Net Assets From Fund Share Transactions	13,075,962	10,508,422

Increase in Net Assets	13,229,849	10,521,993
NET ASSETS:
Beginning of year	10,521,993	—

End of year*	$23,751,842	$10,521,993

* Includes undistributed net investment income of:	$204,400	$14,955

†	For the period September 12, 2003 (commencement of operations) to October 31, 2003.

See Notes to Financial Statements.

56        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney International(1) All Cap Growth Portfolio	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.43		$8.78	$11.18	$18.52	$16.92

Income (Loss) From Operations:
Net investment income	0.07		0.10	0.04	0.05	0.02
Net realized and unrealized gain (loss)	1.37		1.60	(2.39)	(7.39)	1.71

Total Income (Loss) From Operations	1.44		1.70	(2.35)	(7.34)	1.73

Less Dividends From:
Net investment income	(0.10)		(0.05)	(0.05)	—	(0.13)

Total Dividends	(0.10)		(0.05)	(0.05)	—	(0.13)

Net Asset Value, End of Year	$11.77		$10.43	$8.78	$11.18	$18.52

Total Return(2)	13.90%		19.45%	(20.97)%	(39.63)%	10.18%

Net Assets, End of Year (millions)	$160		$180	$170	$244	$462
Ratios to Average Net Assets:
Expenses	1.01	%(3)	0.99%	1.00%	1.00%	0.98%
Net investment income	0.67		1.07	0.42	0.31	0.11

Portfolio Turnover Rate	21%		45%	27%	22%	15%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

See Notes to Financial Statements.

57        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31:

Salomon Brothers Strategic(1) Total Return Bond Portfolio	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$11.10		$10.13	$10.27		$ 9.89	$10.22

Income (Loss) From Operations:
Net investment income	0.48		0.54	0.51	(2)	0.58	0.81
Net realized and unrealized gain (loss)	0.25		0.93	(0.17	)(2)	0.48	(0.37)

Total Income From Operations	0.73		1.47	0.34		1.06	0.44

Less Dividends From:
Net investment income	(0.67)		(0.50)	(0.48)		(0.68)	(0.77)

Total Dividends	(0.67)		(0.50)	(0.48)		(0.68)	(0.77)

Net Asset Value, End of Year	$11.16		$11.10	$10.13		$10.27	$ 9.89

Total Return(3)	6.83%		15.10%	3.36%		10.99%	4.34%

Net Assets, End of Year (millions)	$17		$21	$21		$18	$20

Ratios to Average Net Assets:
Expenses	1.24	%(4)	1.20%	1.24%		1.23%	0.98%
Net investment income	4.47		5.06	4.95	(2)	5.69	7.93

Portfolio Turnover Rate	42	%*	68%*	385%		448%	54%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.52, $0.18 and 5.04%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fee were not waived, the actual expense ratio would have been 1.25%
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 414% and 376% for the years ended October 31, 2004 and 2003, respectively.

See Notes to Financial Statements.

58        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year or period ended October 31:

SB Adjustable Rate Income Portfolio	2004	2003(1)
Net Asset Value, Beginning of Period	$10.01	$10.00

Income From Operations:
Net investment income	0.09	0.01
Net realized and unrealized gain	0.03	—

Total Income From Operations	0.12	0.01

Less Dividends From:
Net investment income	(0.03)	—

Total Dividends	(0.03)	—

Net Asset Value, End of Period	$10.10	$10.01

Total Return(2)	1.24%	0.10	%‡

Net Assets, End of Period (millions)	$24	$11

Ratios to Average Net Assets:
Expenses(3)	1.00%	1.00	%†
Net investment income	1.19	0.87	†
Portfolio Turnover Rate	68%	3%

(1)	For the period September 12, 2003 (commencement of operations) to October 31, 2003.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(3)	The investment manager has waived a portion of its management fee for the years ended October 31, 2004 and 2003. The investment manager also reimbursed expenses for the year ended October 31, 2003. In addition, Rule 12b-1 distribution plan fees were waived for the years ended October 31, 2004 and 2003. If such fees were not waived and expenses reimbursed, the actual expense ratios would have been 1.31% and 4.72% (annualized), respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

59        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio (“SBIACG”) and the SB Adjustable Rate Income Portfolio (“SBARIP”) are separate diversified investment funds of the Travelers Series Fund Inc. (“Company”). The Salomon Brothers Strategic Total Return Bond Portfolio (“SBSTRB”) is a separate non-diversified investment fund of the Company. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets and in the over-the-counter markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. U.S. government agencies and obligations and other fixed income obligations are valued at the mean between the last reported bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

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Notes to Financial Statements (continued)

(b) Repurchase Agreements. SBIACG, SBSTRB and SBARIP may enter into repurchase agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Futures Contracts. SBIACG, SBSTRB and SBARIP may enter into futures contracts to the extent permitted by their respective investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts. The Funds enter into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Forward Foreign Currency Contracts. SBIACG and SBSTRB may enter into forward currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

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Notes to Financial Statements (continued)

was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(e) Lending of Portfolio Securities. SBIACG, SBSTRB and SBARIP have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(f) Securities Traded on a To-Be-Announced or When Issued Basis. SBIACG, SBSTRB and SBARIP may trade securities on a when-issued basis or on a “to-be-announced” (“TBA”) basis. In a when-issued transaction, the securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in U.S. Government Agency Mortgage Pass-Through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. SBSTRB and SBARIP may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Funds of mortgage related securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities

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Notes to Financial Statements (continued)

purchased will bear the same interest rate as those sold, but generally will consist of pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Funds’ right to repurchase the securities may be limited.

(h) Fund Concentration. The investments by SBIACG and SBSTRB in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of SBIACG and SBSTRB. Foreign investments may also subject SBIACG and SBSTRB to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(i) Credit and Market Risk. SBSTRB invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds’s investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

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Notes to Financial Statements (continued)

(k) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(l) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date; the Funds distribute dividends and capital gains; if any; at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $46,881 has been reclassified between accumulated net realized loss from investment transactions and options and accumulated net investment income due to foreign currency transactions treated as ordinary income for tax for SBIACG. Additionally, $36,100 has been reclassified between accumulated net realized loss from investment transactions and net investment income due to differences between book and tax amortization of premium on fixed income securities, book foreign currency transactions treated as ordinary income for tax and income from mortgage backed securities treated as capital gains for tax purposes for SBSTRB. Finally, $45,352

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Notes to Financial Statements (continued)

has been reclassified between accumulated net realized loss from investment transactions and net investment income due to income from mortgage backed securities treated as capital gains for tax purposes and $11, has been reclassified between paid-in capital and net investment income due to a non-deductible excise tax for SBARIP. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of SBIACG and SBARIP. Effective July 1, 2004, the management fee that SBIACG pays SBFM, which is calculated daily and payable monthly, was reduced from 0.90% of SBIACG’s average daily net assets to 0.85% of SBIACG’s average daily net assets. The terms of the amended management agreement are the same in all other material respects as the prior management agreement. SBARIP pays SBFM a management fee calculated at the annual rate of 0.60% of the average daily net assets of SBARIP. In addition, Travelers Investment Adviser, Inc. (“TIA”), an affiliate of SBFM, acts as the investment manager of SBSTRB. SBSTRB pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of SBSTRB. These fees are calculated daily and paid monthly. For the year ended October 31, 2004, SBFM waived a portion of its management fees amounting to $2,216, $1,741 and $24,449 for SBIACG, SBSTRB and SBARIP, respectively.

TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc (“SaBAM”), another indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBSTRB and is compensated for such services by TIA at an annual rate of 0.375% of the average daily net assets of SBSTRB.

TIA has also entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of SBSTRB.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent and PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent.

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Notes to Financial Statements (continued)

CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, the Funds paid transfer agent fees totaling $15,000 to CTB.

The Company, on behalf of SBARIP, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for SBARIP’s Smith Barney Class shares. The Plan provides that SBARIP shall pay a fee in an amount not to exceed 0.25% of the average daily net assets of SBARIP’s Smith Barney Class shares. This fee is calculated daily and paid monthly. For the year ended October 31, 2004, Rule 12b-1 distribution plan fees of $23,273 were waived for SBARIP.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

	SBIACG	SBSTRB	SBARIP
Purchases	$36,281,875	$7,847,676	$22,263,707

Sales	80,869,940	12,893,323	9,979,115

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

	SBIACG	SBSTRB	SBARIP
Gross unrealized appreciation	$38,350,033	$759,125	$32,084
Gross unrealized depreciation	(7,749,175)	(292,686)	(27,371)

Net unrealized appreciation	$30,600,858	$466,439	$4,713

At October 31, 2004, SBSTRB had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
To Sell
U.S. 5 Year Treasury Notes	19	12/04	$2,095,666	$2,116,125	$(20,459)
U.S. 10 Year Treasury Notes	11	12/04	1,245,960	1,249,188	(3,228)

To Buy
U.S. Treasury Bonds	3	12/04	330,245	341,531	11,286

Net Unrealized Loss on Open Futures Contracts					$(12,401)

At October 31, 2004, SBIACG and SBARIP did not have any open futures contracts.

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Notes to Financial Statements (continued)

At October 31, 2004, SBIACG and SBSTRB had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements are as follows:

Smith Barney International All Cap Growth Portfolio
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts To Sell:
Pound Sterling	435,486	$795,851	11/1/04	$(3,092)
Hong Kong Dollar	1,300,000	167,127	11/1/04	107
Japanese Yen	151,743,393	1,425,302	11/1/04	(5,969)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(8,954)

Salomon Brothers Strategic Total Return Bond Portfolio
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
Euro	488,379	622,537	11/24/04	$26,445
Euro	588,058	749,597	11/24/04	9,597

				36,042

To Sell:
Euro	1,600,877	2,040,636	11/24/04	(78,954)
Euro	578,568	737,500	11/24/04	2,500

				(76,454)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(40,412)

At October 31, 2004, SBARIP did not have any open forward foreign currency contracts.

At October 31, 2004, SBIACG loaned securities having a market value of $20,872,263. SBIACG received cash collateral amounting to $21,892,934 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

Income earned by SBIACG from securities lending for the year ended October 31, 2004, was $60,590.

At October 31, 2004, SBSTRB and SBARIP did not have any securities on loan.

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Notes to Financial Statements (continued)

During the year ended October 31, 2004, SBSTRB entered into mortgage dollar roll transactions in the aggregate amount of $5,182,641.

4.	Capital Shares

At October 31, 2004, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2004	Year Ended October 31, 2003*
Smith Barney International All Cap Growth Portfolio
Shares sold	1,538,608	28,109,301
Shares issued on reinvestment	159,603	108,915
Shares reacquired	(5,360,813)	(30,354,096)

Net Decrease	(3,662,602)	(2,135,880)

Salomon Brothers Strategic Total Return Bond Portfolio
Shares sold	129,079	493,019
Shares issued on reinvestment	115,157	105,155
Shares reacquired	(673,931)	(772,892)

Net Decrease	(429,695)	(174,718)

SB Adjustable Rate Income Portfolio
Shares sold	2,607,403	1,051,462
Shares issued on reinvestment	3,999	—
Shares reacquired	(1,311,034)	(666)

Net Increase	1,300,368	1,050,796

*	For the SB Adjustable Rate Income Portfolio, transactions are for the period September 12, 2003 (commencement of operations) to October 31, 2003.

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Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004 were as follows:

	Smith Barney International All Cap Growth Portfolio	Salomon Brothers Strategic Total Return Bond Portfolio	SB Adjustable Rate Income Portfolio
Distributions paid from:
Ordinary income	$1,763,610	$1,228,728	$39,951

Total Distributions Paid	$1,763,610	$1,228,728	$39,951

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	Smith Barney International All Cap Growth Portfolio	Salomon Brothers Strategic Total Return Bond Portfolio	SB Adjustable Rate Income Portfolio
Distributions paid from:
Ordinary income	$947,561	$1,052,602	—

Total Distributions Paid	$947,561	$1,052,602	—

69       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	SBIACG	SBSTRB	SBARIP
Undistributed ordinary income	$1,212,635	$816,244	$204,400

Total undistributed earnings	1,212,635	816,244	204,400
Capital loss carryforward*	(66,914,158)	(1,759,311)	(41,644)
Other book/tax temporary differences**	9,063	(44,337)	—
Unrealized appreciation/(depreciation)***	30,621,825	415,007	4,713

Total accumulated earnings (losses)	$(35,070,635)	$(572,397)	$167,469

*	On October 31, 2004, SBIACG had a net capital loss carryforward of approximately $66,914,158, of which $4,800,514 expires in 2007, $38,754,186 expires in 2009, $13,574,174 expires in 2010 and $9,785,284 expires in 2011. SBSTRB had a net capital loss carryforward of approximately $1,759,311, of which $759,256 expires in 2007, $938,295 expires in 2008, $42,124 expires in 2009 and $19,636 expires in 2010. SBARIP had a net capital loss carryforward of approximately $41,644, of which $2,911 expires in 2011 and $38,733 expires in 2012.
These amounts will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences for SBIACG and SBSTRB are attributable primarily to the tax deferral of losses on straddles, the book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.
***	The differences between book-basis and tax-basis unrealized appreciation (depreciation) for SBIACG, SBSTRB and SBARIP are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue

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Notes to Financial Statements (continued)

to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make

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Notes to Financial Statements (continued)

undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

72       Travelers Series Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney International All Cap Growth, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios (“Funds”) of Travelers Series Fund Inc. (“Company”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to Smith Barney International All Cap Growth and Salomon Brothers Strategic Total Return Bond Portfolios, and the statement of changes in net assets and the financial highlights for the year then ended and the period from September 12, 2003 (commencement of operations) through October 31, 2003 with respect to SB Adjustable Rate Income Portfolio. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for the periods described above in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

73       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:†
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilimark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

74       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

75       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Jeffrey J. Russell CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 9/24/57	Vice President and Investment Officer	Since 1994	Managing Director of CGM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 9/10/60	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 11/30/58	Vice President and Investment Officer	Since 2000	Managing Director of CGM	N/A	N/A

David A. Torchia CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 12/12/59	Vice President and Investment Officer	Since 2003	Managing Director of CGM	N/A	N/A

76       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Theresa M. Veres CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 6/1/66	Vice President and Investment Officer	Since 2003	Director of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

77       Travelers Series Fund Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2004:

	Smith Barney International All Cap Growth Portfolio		SB Adjustable Rate Income Portfolio
Record Date:	12/29/2003		12/29/2003
Payable Date:	12/30/2003		12/30/2003

Interest from Federal Obligations	—		8.74%

Foreign Source Income	100.00	%*	—

Foreign Taxes Paid Per Share	$0.023500		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

78       Travelers Series Fund Inc.      |      2004 Annual Report

TRAVELERS SERIES

FUND INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Jeffrey J. Russell

Vice President and

Investment Officer

Beth A. Semmel, CFA

Vice President and Investment Officer

Peter J. Wilby, CFA

Vice President and

Investment Officer

David A. Torchia

Vice President and

Investment Officer

Theresa M. Veres

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGERS

Smith Barney Fund Management LLC

Travelers Investment Adviser, Inc.

CUSTODIAN

State Street Bank and
Trust Company

ANNUITY
ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Travelers Series Fund Inc.

Smith Barney International All Cap Growth Portfolio

Salomon Brothers Strategic Total Return Bond Portfolio

SB Adjustable Rate Income Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information of Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine hoe to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. — Smith Barney International All Cap Growth, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

IN0252 12/04

04-7592

                   Greenwich Street Series Fund Annual Report
                            Salomon Brothers Variable Money Market Fund

                                 Diversified Strategic Income Portfolio

                           Salomon Brothers Variable All Cap Value Fund

                                                 Equity Index Portfolio

                         Salomon Brothers Variable Growth & Income Fund

                       Salomon Brothers Variable Aggressive Growth Fund

                    Salomon Brothers Variable International Equity Fund

                                                      December 31, 2004

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
SALOMON BROTHERS VARIABLE MONEY MARKET FUND:
     MANAGER OVERVIEW.......................................  4
     FUND AT A GLANCE.......................................  5
DIVERSIFIED STRATEGIC INCOME PORTFOLIO:

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND:

EQUITY INDEX PORTFOLIO:

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND:

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND:

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product(i) ("GDP") growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a strong 4.0%.
While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board ("Fed")(ii).

Within this environment, the funds performed as follows(1):

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                                  7-DAY           7-DAY
                                                              CURRENT YIELD  EFFECTIVE YIELD
  Salomon Brothers Variable Money Market Fund                         0.91%            0.92%

                                                               6 MONTHS        12 MONTHS
  Diversified Strategic Income Portfolio                             6.94%            6.74%

  Lehman Brothers Aggregate Bond Index                               4.18%            4.34%

  Blended Index: 35% Merrill Lynch GNMA Master Index, 35%
    Merrill Lynch Global Bond Index and 30% Merrill Lynch
    High Yield Master II Index                                       7.52%            7.88%

  Lipper Variable General Bond Funds Category Average                7.37%            6.92%

  Salomon Brothers Variable All Cap Value Fund -- Class I
    Shares                                                           2.56%            5.56%

  Russell 3000 Index                                                 8.06%           11.95%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Multi-Cap Core Funds Category Average              8.03%           12.06%

  Equity Index Portfolio -- Class I Shares                           7.00%           10.52%

  Equity Index Portfolio -- Class II Shares                          6.86%           10.24%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable S&P 500 Index Objective Funds Category
    Average                                                          6.93%           10.35%

  Salomon Brothers Variable Growth & Income Fund -- Class I
    Shares                                                           5.82%            8.38%

  Russell 1000 Index                                                 7.81%           11.40%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Large-Cap Core Funds Category Average              6.18%            8.59%

(1)  Each fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts Business Trust. The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds' performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the funds. PAST PERFORMANCE IS
     NO GUARANTEE OF FUTURE RESULTS.

                                                                               1

                              PERFORMANCE SNAPSHOT
                      AS OF DECEMBER 31, 2004 (CONTINUED)
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Salomon Brothers Variable Aggressive Growth Fund -- Class
    I Shares                                                     5.15%      9.10%

  Salomon Brothers Variable Aggressive Growth Fund -- Class
    II Shares                                                    4.99%      8.79%

  Russell 3000 Growth Index                                      3.86%      6.93%

  Nasdaq Composite Index                                         6.23%      8.59%

  Lipper Variable Multi-Cap Growth Funds Category Average        6.09%     10.40%

  Salomon Brothers Variable International Equity
    Fund -- Class I Shares                                      12.44%     17.04%

  MSCI EAFE Index                                               15.00%     20.25%

  Lipper Variable International Growth Funds Category
    Average                                                     12.93%     17.36%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE.  PAST PERFORMANCE
     IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE
     HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND
     INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN
     REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES OF THE EQUITY INDEX PORTFOLIO, DIVERSIFIED
     STRATEGIC INCOME PORTFOLIO, SALOMON BROTHERS VARIABLE ALL CAP VALUE
     FUND, SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND, SALOMON
     BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AND SALOMON BROTHERS
     VARIABLE GROWTH & INCOME FUND MAY REFLECT REIMBURSEMENTS AND/OR FEE
     WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     CURRENT REIMBURSEMENTS AND/OR FEE WAIVERS OF THE SALOMON BOTHERS
     VARIABLE MONEY MARKET FUND ARE VOLUNTARY, AND MAY BE REDUCED OR
     TERMINATED AT ANY TIME. ABSENT THESE REIMBURSEMENTS AND/OR WAIVERS,
     PERFORMANCE WOULD HAVE BEEN LOWER. THE 7-DAY CURRENT YIELD WOULD HAVE
     BEEN -0.63% AND THE 7-DAY EFFECTIVE YIELD WOULD HAVE BEEN -0.63%.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL
     GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND
     EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 46 funds for the six-month period and among the
     44 funds for the 12-month period in the Variable General Bond funds category. Returns were calculated among the 141 funds for the six-
     month period and among the 139 funds for the 12-month period in the
     Variable Multi-Cap Core funds category. Returns were calculated among the 53 funds for the six-month period and among the 53 funds for the
     12-month period in the Variable S&P 500 Index Objective funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in the Variable Large-Cap Core funds category. Returns were calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the Variable Multi-Cap Growth funds category. Returns were calculated among the 52 funds for the six-month period and among 52 funds for the 12-month period in the Variable
     International Growth funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the
Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2

As previously disclosed by Citigroup, the Staff of the Securities and Exchange
Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp
Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the
Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

-s- R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 26, 2005

(i)  Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

                                                                               3

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

PERFORMANCE UPDATE(1)

As of December 31, 2004, the seven-day current yield for Class A shares of the
Salomon Brothers Variable Money Market Fund was 0.91% and its seven-day effective yield, which reflects compounding, was 0.92%.(2)

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been -0.63% and the seven-day effective yield would have been -0.63%.

An investment is neither insured nor guaranteed by the Federal Deposit Insurance
Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MARKET/ECONOMIC OVERVIEW

Robust consumer spending and business investment spurred gross domestic product(3) ("GDP") growth over the reporting period. Households benefited from a healthier job market, low interest rates, and the wealth effect created from rising home prices. Corporations continued to reap profits from improved balance sheets, low borrowing costs and continued tax incentives. The economy maintained the momentum of the recovery from the previous year enough for GDP to grow over
4% for 2004. Labor markets improved, although at times unevenly, adding over 2 million jobs during the reporting period. Oil prices rose sharply over the year, peaking in October 2004. Prices have since fallen and we believe this should lessen the negative impact to economic growth in the coming months. Overall, inflation remained well contained, but it rose modestly at the core level.

PORTFOLIO POSITIONING

Money market yields began to move higher in the second quarter of 2004, in anticipation of the first Federal Reserve Board ("Fed")(4) rate increase.
Monetary policy was viewed as being accommodative and the Fed was seen as needing to shift to a less stimulative stance. In the middle of the second quarter, we started to shorten the average maturity of the fund in anticipation of higher yields and more attractive extension opportunities. For the remainder of the year, we maintained a cautious maturity stance. We continue to invest in high quality commercial paper, bank certificates of deposit and government agencies.

Thank you for your investment in the Salomon Brothers Variable Money Market
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Martin R. Hanley
Martin R. Hanley
Portfolio Manager

January 13, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
(3) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(4) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

4

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE MONEY MARKET FUND (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                     DECEMBER 31, 2004        JUNE 30, 2004
                                                     -----------------        -------------
U.S. Government Agencies and Instrumentalities             80.10                  82.40
U.S. Treasury Obligation                                   15.70                  13.50
Repurchase Agreement                                        4.20                   4.10

                                                                               5

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, the Diversified Strategic Income
Portfolio returned 6.74%. These shares outperformed the fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index(i), which returned 4.34% for the same period. These shares underperformed the fund's previous unmanaged blended benchmark, 35% Merrill Lynch GNMA Master Index(ii), 35% Merrill Lynch
Global Bond Index(iii) and 30% Merrill Lynch High Yield Master II Index(iv),
which returned 7.88% for the same period, as well as the fund's Lipper Variable
General Bond funds category average(2), which was 6.92% for the 12 months.

MARKET OVERVIEW

As widely anticipated, the Federal Reserve Board(v) ("Fed") raised its federal funds target rate(vi) during 2004, bringing it to 2.25%, at year end, from
1.00%, which had been its lowest level in more than 40 years. After the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25 basis point(vii) hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates "at a pace that is likely to be measured"
but also added, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The yield on the
10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87%
in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed's initial 25 basis point rate hike and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S.
economy's quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.(viii)
Although a series of one-off events -- surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. -- undoubtedly restrained growth in
2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year(ix), but the pace of improvements is uneven from month-to-month. Given the combination of strong gross domestic product(x) ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

During 2004, the high-yield market, as represented by the Citigroup High Yield
Market Index(xi), returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market's strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

Emerging markets debt performed positively through the 12 months ended December
31, 2004, returning 11.77% as represented by the J.P. Morgan Emerging Markets
Bond Index Plus(xii) ("EMBI+"). Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

FACTORS IMPACTING FUND PERFORMANCE

The fund's allocation to higher-yielding bonds has proved to be beneficial in benchmark outperformance over the period, which, in the managers' view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we increased our allocations to mortgages

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 44 funds in the fund's Lipper category.

6

throughout the year as mortgages continued to provide excess returns over U.S.
Treasuries, ending the year at 142 basis points over U.S. Treasuries on a duration-adjusted basis according to Lehman Brothers. We were also able to tactically invest in the U.S. Treasury and asset-backed securities markets at favorable points of entry. We decreased our allocation to the U.S. high-yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months, and to a lesser degree,
non-U.S. investment grade. We remain slightly short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates.

Thank you for your investment in the Diversified Strategic Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Peter J. Wilby                       -s- Beth A. Semmel
Peter J. Wilby                           Beth A. Semmel
Vice President and Investment Officer    Vice President and Investment Officer

-s- Roger Lavan                          -s- David M. Zahn
Roger M. Lavan                           David M. Zahn
Vice President and Investment Officer    Vice President and Investment Officer

-s- Olivier Asselin
Olivier Asselin
Vice President and Investment Officer

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's portfolio composition (as a percentage of net assets) as of December 31, 2004 were: U.S. Government
Obligations and Agencies (45.9%); Repurchase Agreement (33.3%); Corporate Bonds
and Notes (20.6%); Sovereign Debt -- Emerging Markets (17.0%); Sovereign
Debt -- Developed Markets (8.9%); Other (4.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. As interest rates rise, bond prices fall, reducing the value of the fund's share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(ii)  The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National
      Mortgage Association (GNMA).

(iii) The Merrill Lynch Global Bond Index is a broad-based, unmanaged index of high-yield securities.

(iv) The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds.
     Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

(v)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(vi) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(vii) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(viii) Source: Based upon gross domestic product data from the Bureau of
       Economic Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ix) Based upon data from the U.S. Department of Labor.

(x)  Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(xi) The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

(xii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

                                                                               7

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
U.S. Government Agencies                        28.0                 26.9
Repurchase Agreement                            25.6                 25.2
Corporate Bonds and Notes                       15.8                 17.8
Sovereign Debt - Emerging Markets               13.1                  9.3
U.S. Treasury Obligations                        7.4                  7.5
Sovereign Debt - Developed Markets               6.8                  9.4
Other                                            3.3                  3.9

8

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/04
(UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------

    Twelve Months Ended 12/31/04          6.74%
    Five Years Ended 12/31/04             5.81
    Ten Years Ended 12/31/04              7.20

              CUMULATIVE TOTAL RETURN
              -----------------------
    12/31/94 through 12/31/04           100.48%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Diversified Strategic Income
Portfolio on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers Aggregate
Bond Index, an unmanaged index, are composed of the Lehman Brothers
Intermediate Government/Corporate Bond Index and the
Mortgage-Backed Securities Index and include treasury issues, agency issues, corporate bond issues and mortgage-backed
securities. The Merrill Lynch GNMA Master Index is a market
capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The
Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The
Merrill Lynch High Yield Master II Index is a market
capitalization-weighted index of all domestic and Yankee High-Yield
Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                                                                                   BLENDED INDEX (35% OF THE
                                                                                      MERRILL LYNCH GNMA
                                                                                   MASTER INDEX, 35% OF THE
                                                                                   MERRILL LYNCH GLOBAL BOND
                                                                                     INDEX AND 30% OF THE
                        DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS        MERRILL LYNCH HIGH-YIELD
                                 PORTFOLIO               AGGREGATE BOND INDEX          MASTER II INDEX)
                        ----------------------------     --------------------      -------------------------
12/94                              10000                         10000                       10000
12/95                              11618                         11848                       10498
12/96                              12915                         12428                       11144
12/97                              13966                         13627                       11694
12/98                              14861                         14811                       12165
12/99                              15117                         14690                       12303
12/00                              15541                         16399                       12603
12/01                              16033                         17785                       13027
12/02                              16809                         19609                       14099
12/03                              18782                         20413                       16018
12/04                              20048                         21298                       18198

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                               9

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable All Cap Value Fund, returned 5.56%. These shares underperformed the fund's unmanaged benchmarks, the Russell 3000 Index(i) and the S&P 500 Index(ii), which returned 11.95% and 10.87%, respectively, for the same period. They also underperformed the fund's Lipper Variable Multi-Cap Core funds category average(2), which was 12.06%.

WHAT AFFECTED FUND PERFORMANCE?

Much of the portfolio's underperformance can be attributed to the underweight position in the consumer staples, financials and utilities sectors. Boosting performance was the fund's exposure to the energy and industrials sectors. The fund was underweight financials for all of 2004 because we felt that the risks were high that interest rates could rise materially. Many financial services companies can be adversely affected by rising interest rates. Although interest rates spiked early in the year, continued high demand for U.S. Treasury securities by Japan and other nations helped keep interest rates below levels we expected. As a result, the financials sector performed well in this environment and our underweight position detracted from performance. Our interest rate outlook also caused us to underweight utilities and the benign interest rates environment in 2004 also helped utility shares perform well.

MARKET OVERVIEW

We continue to characterize ourselves as "sober bulls" because the economic and political landscape contains both pluses and minuses. Individuals have liquid assets of about $5 trillion, equal to approximately 40% of the value of all common stocks. Corporations have historically high free cash flow, balance sheets are in excellent shape, and capital expenditures have yet to reach late cycle peaks. In fact, the relationship of capital expenditures by the corporate sector to free cash flow is at a 50 year low.

The list of negatives that have been reviewed rather continuously over the last year includes higher energy prices, the seeming inability of the U.S. economy to generate robust and sustainable job growth, a large and growing trade deficit accompanied by record borrowings from foreigners, a weaker dollar, the threat of higher interest rates, and of course, the ongoing conflict in Iraq. We do not minimize these concerns either individually or as a whole. We merely point out that all of them have been "aired" extensively and may have been factored, at least in part, into equity prices.

INVESTMENT DECISIONS DURING THE PERIOD

During 2004, the fund held overweight positions in the information technology, consumer discretionary, materials and telecommunications services sectors. The fund held underweight positions in consumer staples, energy, financials, healthcare, industrials and utilities. The five largest contributors to performance during 2004 were MOTOROLA, INC., a global provider of wireless, broadband, automotive communications technologies and embedded electronic products (0.66% contribution to the portfolio's return for the 12 month period ended December 31, 2004), THE WILLIAMS COS., INC, a natural gas company that primarily finds, produces, gathers, processes and transports natural gas.
(0.61%), ELAN CORP. PLC a neuroscience-based biotechnology company (0.55%),
LUCENT TECHNOLOGIES INC., a company that designs and delivers the systems, services and software that drive next-generation communications networks (0.51%)
and RAYTHEON CO., who are engaged in the defense and government electronics, space, information technology ("IT"), technical services and business and special mission aircraft industry (0.49%). The five largest detractors were
MERCK & CO. INC., a global research-driven pharmaceutical products company
(-0.72%), APHTON CORP., a biopharmaceutical company focused on the development and commercialization of pharmaceutical products (-0.62%), LATTICE SEMICONDUCTOR
CORP., a company that designs, develops and markets programmable logic devices
(PLDs) and related software (-0.58%), INTEL CORP., a company that designs, develops, manufactures and markets computing and communications products
(-0.54%) and UNISYS CORP., a worldwide IT services and solutions company
(-0.47%). During the year, Elan Corp. PLC was sold because it had exceeded our target price by a wide margin. Among the detractors, Merck & Co., Inc. and
Lattice Semiconductor Corp. were sold during the period.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 139 funds in the fund's Lipper category.

10

Thank you for your investment in the Salomon Brothers Variable All Cap Value
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Salomon Brothers Variable All Cap Value Portfolio Management Team

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: Johnson &
Johnson (2.2%), Abbott Laboratories (2.2%), American Express Co. (2.0%), Wyeth
(1.9%), The Chubb Corp. (1.9%), Time Warner Inc. (1.9%), Vodafone Group PLC
(1.9%), GlobalSantaFe Corp. (1.8%), The Dow Chemical Co. (1.8%), and Texas
Instruments Inc. (1.8%). Please refer to pages 46 through 50 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology
(20.7%); Financials (19.9%); Consumer Discretionary (14.4%); Healthcare (13.0%);
Materials (10.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may invest in derivatives such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Russell 3000 Index measures the performance of the 3,000 largest U.S.
     companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
(ii)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

                                                                              11

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Information Technology                          20.6                 20.5
Financials                                      19.8                 19.7
Consumer Discretionary                          14.4                 13.6
Healthcare                                      12.9                 13.8
Materials                                       10.9                 11.9
Industrials                                        7                  8.6
Other                                           14.4                 11.9

12

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (CLASS I
SHARES) AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            5.56%
    Five Years Ended 12/31/04              (0.07)
    Ten Years Ended 12/31/04                6.77

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              92.59%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable All
Cap Value Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Multi-Cap Core
Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. The
Russell 3000 Index measures the performance of the 3,000 largest
U.S. companies based on total market capitalization. The S&P 500
Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter markets.

The Lipper Variable Multi-Cap Core Funds Peer Group Average is
composed of 139 funds as of
December 31, 2004, which underlie variable annuities.

                        SALOMON BROTHERS
                        VARIABLE ALL CAP                                                     LIPPER VARIABLE
                      VALUE FUND (CLASS I                                                  MULTI-CAP CORE FUNDS
                            SHARES)             S&P 500 INDEX        RUSSELL 3000 INDEX     PEER GROUP AVERAGE
                      -------------------       -------------        ------------------    --------------------
12/94                        10000                  10000                  10000                  10000
12/95                        13247                  13755                  13680                  13162
12/96                        14040                  15362                  16665                  15887
12/97                        17342                  20486                  21961                  19947
12/98                        20288                  26345                  27263                  22121
12/99                        19324                  31886                  32960                  23752
12/00                        22911                  28984                  30502                  26273
12/01                        19155                  25541                  27006                  25938
12/02                        13284                  19898                  21191                  21051
12/03                        18246                  25602                  27772                  27657
12/04                        19259                  28385                  31091                  30993

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              13

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

EQUITY INDEX PORTFOLIO

MARKET OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year.
Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals, and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January.
Concerns regarding terrorism, oil prices and weak profits also led to a significant decline in the auto and transportation sectors, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors re-position their portfolios for the coming year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Equity Index
Portfolio returned 10.52%. These shares underperformed the fund's unmanaged benchmark, the S&P 500 Index(2), which returned 10.87% for the same period. They also performed in line with the fund's Lipper Variable S&P 500 Index Objective funds category average(3), which was 10.35%.

The fund is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The fund matches the composition of the S&P 500 Index and owns the constituent index stocks at the appropriate index weight. The fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses.

Thank you for your investment in the Equity Index Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Travelers Investment Management Company Portfolio Management Team

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (19.9%);
Information Technology (14.8%); Consumer Discretionary (13.6%); Industrials
(12.1%) and Healthcare (12.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance.
Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(3)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 53 funds in the fund's Lipper category.

14

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- EQUITY INDEX PORTFOLIO (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      19.9                 20.1
Information Technology                          14.8                 16.2
Consumer Discretionary                          13.6                   13
Industrials                                     12.1                 12.1
Healthcare                                      12.1                 13.3
Consumer Staples                                   8                  8.7
Energy                                           6.7                  6.3
Short-Term Investments                           3.7                  1.1
Other                                            9.1                  9.2

                                                                              15

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1994 through December 31, 2004, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and
over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                            EQUITY INDEX PORTFOLIO (CLASS I
                                        SHARES)                 S&P 500 INDEX
                            -------------------------------     -------------
12/94                                    10000                      10000
12/95                                    13581                      13755
12/96                                    16526                      16912
12/97                                    21839                      22553
12/98                                    28054                      29003
12/99                                    33855                      35103
12/00                                    30776                      31908
12/01                                    27046                      28118
12/02                                    21050                      21905
12/03                                    26967                      28185
12/04                                    29804                      31249

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                  10.52%    10.24%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                      (2.52)    (2.77)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       11.54       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    10.42     (0.17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)

Class I (12/31/94 through 12/31/04)                           198.04%
----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                          (0.99)
----------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are October 16, 1991 and March
22,1999, respectively.

16

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee and administration fee, each of which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE                                       ADVISORY   ADMINISTRATION
AVERAGE DAILY NET ASSETS                              FEE RATE      FEE RATE      TOTAL
------------------------                              --------   --------------   -----
First $1 billion....................................    0.450%        0.200%      0.650%
Next $1 billion.....................................    0.425%        0.175%      0.600%
Next $1 billion.....................................    0.400%        0.150%      0.550%
Next $1 billion.....................................    0.375%        0.125%      0.500%
Over $4 billion.....................................    0.350%        0.100%      0.450%

MARKET OVERVIEW

Key drivers for the market during 2004 were rising oil prices, the strength of
China's economy, and the continued weakness in the US dollar. The best performing groups in the market were energy related (energy and utilities).
Healthcare and information technology were the two weakest sectors, in both cases hurt by earnings problems in major subgroups. Volatility in the US stock market fell to the lowest levels since 1995, as measured by the VIX(i) Index.
For the first 10 months of the year the market traded in an extraordinarily tight band, before breaking out to the upside in November.

Information technology stocks had a sharp rally in January and February, continuing 2003's strength. Indications appeared in March that semiconductor inventories were ballooning. The semiconductor group underperformed significantly from March though September, before rallying modestly in the fourth quarter. The healthcare sector, and in particular, the large cap pharmaceutical companies had a difficult year. Pfizer Inc. suffered from adverse studies on its COX-2 pain relief drugs.

The commodities and industrials stocks benefited from the weakness in the US dollar. Materials prices hit cyclical peaks, driven by strong demand from China.
We believe that the high materials prices the past two years have resulted in a significant supply response, and it is likely that materials prices and stocks of materials companies will fall in 2005, regardless of the strength of Chinese demand. Oil prices rose more than $20 a barrel during 2004. Strong Chinese demand and supply interruptions caused a tight market.

Oil companies were slow to respond to the higher prices. Rig utilization only hit the mid-90%'s in August. Since it will take eighteen or more months for that new supply to come on line, we believe that oil prices are likely to remain high into 2006.

Although oil prices retreated significantly from the historical highs reached in
October, they remain elevated. The direct and psychological impact of higher oil prices is slowing consumer spending. Christmas retail sales were soft even at discount superstores. However, we believe that consumer confidence remains at a high absolute level, and job growth is modest but positive. Despite weakness on the consumer side, the US industrial economy looks strong.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable Growth & Income Fund, returned 8.38%. These shares underperformed the fund's unmanaged benchmarks, the Russell 1000 Index(ii) and the S&P 500 Index(iii), which returned 11.40% and 10.87%, respectively, for the same period. They also performed in line with the fund's Lipper Variable
Large-Cap Core funds category average(2), which was 8.59%.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
     RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category.

                                                                              17

EXPLANATION OF PERFORMANCE

The fund's performance was enhanced by its positions in AT&T WIRELESS SERVICES
INC., THE BOEING CO. AND ELAN CORP., PLC. The fund's performance was hurt by its positions in NORTEL NETWORKS CORP., IAC/INTERACTIVE CORP., and PFIZER INC.
during the year. Stock selection in healthcare, consumer staples and telecommunication services stocks helped performance during the year. Stock selection in the information technology, consumer discretionary and materials sectors hurt performance during the year.

The fund benefited from takeover activity in the market. AT&T Wireless Services
Inc. was bought by CINGULAR WIRELESS LLC, GUIDANT CORP., by JOHNSON & JOHNSON,
and NEXTEL COMMUNICATIONS, INC. by SPRINT CORP. We do not buy stocks because we hope that they will be taken over, but the criteria that we use to pick stocks often identifies potential takeover candidates. We look for companies with strong franchises and solid cash flows, that we believe are undervalued by the market.

The aerospace defense companies Boeing, RAYTHEON CO. and LOCKHEED MARTIN CORP.
were good performers. Defense earnings were better than expected in 2004, helped by heavy defense expenditures in Iraq. We believe that defense stocks are inexpensive with 7-8% free cash flow yields. Lower than expected pension expenses helped the aerospace companies beat earnings expectations in 2004.
Interest rates stopped declining in 2004 and the companies injected cash into the pensions. Boeing saw aircraft orders bottom and start to increase during the first quarter. Historically, Boeing has outperformed the market by 50-150% in the eighteen months after orders bottom.

Elan Corp., PLC, which was held in the fund during the period, was one of the best performers on the New York Stock Exchange ("NYSE"), driven by the successful introduction of its multiple-sclerosis drug Tysabri. OSI
PHARMACEUTICALS, INC. was about a break even position for the fund, but performed very well in December in anticipation of its new lung and pancreatic cancer drug called Tarceva, which it rolled out in December. Based on research,
Tarceva has very low side effects and has shown survival benefits in severely ill cancer patients. We believe that Tarceva's sales will surprise to the upside.

Nortel Networks Corp. was hurt by its questionable accounting policies and hit by the dismissal of its CEO and CFO and a nine-month delay in the filing of its financial statements. We initiated our Nortel position in January, on the news of a large contract from Verizon. Since telecommunications equipment orders are depressed, at only 14% of sales of the telecommunications services companies vs.
an historical average of 21%, we saw the Verizon order as a sign that a cyclical recovery in the telecommunications equipment industry had begun. Because none of the accounting revisions altered cash flows or revenues, we increased our position when the stock declined. We were clearly early with our Nortel position, but we believe that substantial value will emerge in 2005 as broadband penetration accelerates.

The large capitalization pharmaceutical companies were hurt by poor earnings growth, and concern over adverse results from drug studies, that resulted in the withdrawal from the market of Vioxx, Merck and Co. Inc.'s anti-inflammatory drug. Pfizer's Celebrex and Bextra drugs are chemically similar to Vioxx and also had damaging study results released. We believe that ethical pharmaceuticals are threatened by, and generic drugs are helped by, current market conditions in the drug industry, as well as by the Medicare drug benefit program that will begin in 2006. IAC/InterActive Corp. was hurt by disappointing growth in the internet hotel reservation business.

We sold our positions in AT&T Wireless Services Inc., Elan Corp., PLC.,
IAC/InterActive Corp. and Guidant Corp. during the period.

Thank you for your investment in the Salomon Brothers Variable Growth & Income
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Michael A. Kagan                     -s- Kevin Caliendo
Michael A. Kagan                         Kevin Caliendo
Portfolio Management Team Leader         Vice President and Investment Officer

January 20, 2005

18

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: General
Electric Co. (4.0%), Microsoft Corp. (3.4%), Bank of America Corp. (2.9%), Exxon
Mobil Corp. (2.5%), The Boeing Co. (2.3%), Wells Fargo & Co. (2.3%), The Procter
& Gamble Co. (2.1%), JPMorgan Chase & Co. (2.0%), PepsiCo, Inc. (1.9%) and
International Business Machines Corp. (1.9%). Please refer to pages 66 through
70 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (20.2%);
Information Technology (16.4%); Industrials (15.4%); Consumer Discretionary
(11.9%); Healthcare (10.8%). The fund's portfolio composition is subject to change at any time.

RISKS: High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The CBOE Volatility Index ("VIX") is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
     Since its introduction in 1993, VIX has been considered by many to be the world's premier barometer of investor sentiment and market volatility.
(ii)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
(iii)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

                                                                              19

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      20.1                   19
Information Technology                          16.3                 15.8
Industrials                                     15.3                 14.9
Consumer Discretionary                          11.9                  9.9
Healthcare                                      10.7                 13.9
Consumer Staples                                 8.8                  9.1
Other                                           16.9                 17.4

20

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (CLASS
I SHARES) AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            8.38%
    Five Years Ended 12/31/04              (0.37)
    Ten Years Ended 12/31/04                8.86

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04             133.61%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable Growth
& Income Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Large-Cap Core
Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. The
S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the
Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Variable Large-Cap Core Funds Peer Group Average is
composed of 216 large-cap funds as of December 31, 2004, which underlie variable annuities.

                           SALOMON BROTHERS       LIPPER VARIABLE
                          VARIABLE GROWTH &        LARGE-CAP CORE
                         INCOME FUND (CLASS I     FUNDS PEER GROUP
                               SHARES)                AVERAGE             S&P 500 INDEX        RUSSELL 1000 INDEX
                         --------------------     ----------------        -------------        ------------------
12/94                           10000                  10000                  11152                  11061
12/95                           13049                  13058                  15339                  15239
12/96                           15637                  14401                  17131                  18660
12/97                           19224                  18147                  22846                  24790
12/98                           21507                  21026                  29379                  31491
12/99                           23799                  23701                  35558                  38076
12/00                           24874                  24031                  32322                  35111
12/01                           21605                  20940                  28482                  30740
12/02                           16559                  16083                  22189                  24084
12/03                           21554                  20332                  28551                  31283
12/04                           23361                  25704                  31654                  34849

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              21

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee, which is calculated daily and payable monthly, was reduced from 0.75% of the Salomon Brothers Variable
Aggressive Growth Fund (formerly known as Salomon Brothers Variable Emerging
Growth Fund) average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE AVERAGE DAILY NET ASSETS                      ADVISORY FEE
----------------------------------------                      ------------
First $5 billion............................................     0.600%
Next $2.5 billion...........................................     0.575%
Next $2.5 billion...........................................     0.550%
Over $10 billion............................................     0.500%

MARKET REVIEW

While 2004 will likely be remembered as a year that produced relatively solid, broad-based stock market gains, we believe that a closer look reveals that 2004 was actually the composite of two very different markets. The first 9 1/2 months of the year could be best described as a range-bound market that saw investors alternate between bouts of euphoria and pessimism. It was not until the final
2 1/2 months of the year that we saw a broad market rally which helped to generate the majority of the gains for the year.

As a point of review, we entered 2004 well removed from the market bottoms set during October 2002, and again in the spring of 2003, as improving economic indicators and corporate earnings news combined to produce sharp gains late in the fourth quarter of 2003 for most market sectors and led to improved investor sentiment and expectations. But more mixed economic data and increasing concerns about the job market dampened the rally soon after the start of 2004 and the market slowed considerably during the first quarter.

Stocks were generally stuck in a limited trading range through much of the second and third quarters, as uncertainty over the geopolitical situation, coupled with concerns about rising interest rates and soaring energy prices as well as questions about the U.S. Presidential race, kept both businesses and many investors on the sidelines. However, following the clear outcome of the
Presidential election and a break in oil prices from their recent highs, the broad market turned sharply upwards in a rally that continued to lift most sectors of the market through the end of the year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable Aggressive Growth Fund, returned 9.10%. These shares outperformed the fund's unmanaged benchmark, the Russell 3000 Growth Index(i), which returned 6.93% for the same period (the previous benchmark, the unmanaged
Nasdaq Composite Index(ii), returned 8.59% for the same period). They underperformed the fund's Lipper Variable Multi-Cap Growth funds category average(2), which was 10.40%.

FUND OVERVIEW

For the year, both stock selection and sector allocation had a positive effect on performance in comparison to the benchmark index. The overweight in energy contributed significantly to relative performance, while stock selection in consumer discretionary and information technology detracted from relative performance. Leading stock contributors to performance included biotechnology firm BIOGEN IDEC INC. and healthcare services provider UNITEDHEALTH GROUP INC., both in healthcare, and energy sector companies WEATHERFORD INTERNATIONAL LTD., an oil and gas production services and equipment supplier and ANADARKO PETROLEUM
CORP., an oil and gas producer. AT&T WIRELESS SERVICES INC. in telecommunication services was also a major contributor.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
     RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund's Lipper category.

22

Major stock detractors from performance included biotechnology firm CHIRON
CORP., and pharmaceutical producers FOREST LABORATORIES, INC. and MILLENNIUM
PHARMACEUTICALS, INC., all in healthcare, computer hard-drive maker MAXTOR CORP.
in information technology and regional bank NEW YORK COMMUNITY BANCORP, INC. in financials. All the above mentioned stock contributors and detractors were still held in the fund at the end of the period, with the exception of AT&T Wireless
Services Inc., which was acquired in 2004 by Cingular Wireless LLC.

PORTFOLIO COMPOSITION

At the end of December, the portfolio was overweight healthcare, consumer discretionary, energy and financials, market weight industrials, and underweight information technology with no significant holdings in telecommunication services, materials or consumer staples. The top ten holdings were UnitedHealth
Group Inc., Comcast Corp., Biogen Idec Inc., Amgen Inc., Lehman Brothers
Holdings Inc., Forest Laboratories, Inc., Anadarko Petroleum Corp., Genzyme
Corp., Weatherford International Ltd. and Time Warner Inc.

Thank you for your investment in the Salomon Brothers Variable Aggressive Growth
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

(-s- Richard A. Freeman)

Richard A. Freeman
Lead Portfolio Manager -- Salomon Brothers Variable Aggressive Growth Fund
Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: UnitedHealth Group Inc. (5.0%), Comcast Corp., Special
Class A Shares (4.9%), Biogen Idec Inc. (4.8%), Amgen Inc. (4.7%), Lehman
Brothers Holdings Inc. (4.6%), Forest Laboratories, Inc. (4.6%), Anadarko
Petroleum Corp. (4.3%), Genzyme Corp. (4.3%), Weatherford International Ltd.
(4.0%), Time Warner Inc. (3.9%). Please refer to pages 71 through 74 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Healthcare (35.5%);
Consumer Discretionary (17.2%); Information Technology (10.5%); Energy (9.9%)
and Financials (9.7%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Russell 3000 Growth Index measures the performance of those Russell
     3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
(ii)  The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

                                                                              23

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND
(UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Healthcare                                      35.6                   35
Consumer Discretionary                          17.2                 13.6
Information Technology                          10.5                 11.6
Energy                                           9.9                 10.1
Financials                                       9.7                  9.2
Industrials                                        8                  6.9
Other                                            9.1                 13.6

24

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND
 AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable
Aggressive Growth Fund on December 31, 1994 through December 31,
2004, with that of a similar investment in the Nasdaq Composite
Index ("Nasdaq") and Russell 3000 Growth Index. The Nasdaq is a
market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National
Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                                 SALOMON BROTHERS
                             VARIABLEAGGRESSIVE GROWTH
                               FUND (CLASS I SHARES)      NASDAQ COMPOSITE INDEX     RUSSELL 3000 GROWTH INDEX
                             -------------------------    ----------------------     -------------------------
12/94                                  10000                        9968                       10658
12/95                                  14289                       13947                       14229
12/96                                  16836                       17115                       17342
12/97                                  20399                       20819                       22325
12/98                                  27975                       29071                       30143
12/99                                  57948                       53949                       40337
12/00                                  73752                       32750                       31294
12/01                                  69831                       25856                       25153
12/02                                  47033                       17704                       18101
12/03                                  65894                       26557                       23708
12/04                                  71887                       28987                       25350

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected voluntary, would reduce the total returns.
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                    9.10%     8.79%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                       4.41       N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       21.81       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    19.09     19.88
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

Class I (12/31/94 through 12/31/04)                             618.87%
-----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                           34.59
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are December 3, 1993 and May 12,
2003, respectively.

                                                                              25

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the Salomon Brothers Variable International Equity
Fund no longer pays an administration fee.

MARKET REVIEW

Equity markets rewarded many international growth investors for the year ended
December 31, 2004 with positive returns. The global economic recovery unfolded well as the fiscal year progressed, providing good corporate earnings gains in many sectors and markets. Improving cash flows and balance sheets were further positive influences.

Despite the somber news from the Middle East, significantly higher energy prices, terrorist activities and uncertainties heading into the U.S. elections, international growth stocks experienced strong double-digit growth over the past year.

International stocks substantially outperformed U.S. equities during the year.
Those returns were augmented by the decline of the U.S. dollar versus the currencies underlying the benchmark index during the fiscal year. The dollar's decline increased the return of the benchmark from 12.7% in local currencies to
20.2% as measured in U.S. dollars.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the fund, returned
17.04%. These shares underperformed the fund's unmanaged benchmark, the MSCI
EAFE Index(i), which returned 20.25% for the same period. They also underperformed the fund's Lipper Variable International Growth funds category average(2), which was 17.36%.

FUND OVERVIEW

The fund trailed the benchmark this past fiscal year. European markets were the strongest benchmark performers with a 20.9% return (in U.S. dollars) compared with 19.0% for the Pacific markets. Returns from the Pacific markets were restrained by the Japanese market, which increased 15.9% as measured in U.S.
dollars. The fund was modestly overweight the European markets for most of the fiscal year and was modestly underweight Japanese equities.

Stock selection made a positive contribution during this fiscal year, offsetting the negative impact from sector selection. The top three contributors to overall portfolio return were the U.K.'s CAPITA GROUP PLC, a business outsourcing firm, and the U.K.'s SERCO GROUP PLC, a facilities management and engineering services provider, both in industrials, and Japan's TERUMO CORP., a producer of medical supplies and pharmaceuticals in healthcare. The three largest detractors to portfolio return were Norway's TOMRA SYSTEMS ASA, a maker of consumer recycling equipment in industrials, the U.K.'s COMPASS GROUP PLC, a food service provider in consumer discretionary, and NOMURA HOLDINGS, INC., parent company of Japan's largest brokerage and securities firm in financials.

Sector selection detracted from fund performance. The sector weights in the fund are derived from stock selection, with a risk control limit versus the benchmark weight. The fund had no exposure to the strong-performing utilities sector, as most utilities do not meet the portfolio team's qualitative criteria for growth companies. While return from the sector was positive for the year, the significant overweight exposure to information technology also detracted from performance compared to the benchmark. Similarly, both the underweight and stock selection in financials hurt performance when compared to the benchmark. Both the overweight position and stock selection in industrials contributed positively to performance against the benchmark.

PORTFOLIO COMPOSITION

Our top holdings in the Salomon Brothers Variable International Equity Fund
reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include what we believe are strong financial structures, large business opportunities and stable, visionary management.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 52 funds in the fund's Lipper category.

26

The portfolio ended the fiscal year with positions of 66% in European stocks,
25% in Asian stocks, and 9% in other markets and cash. At the end of the period, the fund was overweight information technology, industrials, healthcare and consumer staples, market weight energy, and underweight consumer discretionary, telecommunication services, materials and financials.

Thank you for your investment in the Salomon Brothers Variable International
Equity Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,
The Salomon Brothers Variable International Equity Portfolio Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: Mettler-Toledo International Inc. (4.0%), Irish
Continental Group PLC (3.9%), Wal-Mart de Mexico S.A. de CV (3.8%), Repurchase
Agreement (3.7%), Axa (3.6%), Canon Inc. (3.4%), Terumo Corp. (3.4%), Capita
Group PLC (3.3%), Roche Holding AG (3.2%) and Serco Group PLC (3.2%). Please
refer to pages 75 through 77 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (18.8%);
Information Technology (17.6%); Consumer Discretionary (14.2%); Healthcare
(12.2%); Energy (7.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

                                                                              27

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND
(UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      18.8                 16.9
Information Technology                          17.6                   21
Consumer Discretionary                          14.2                 18.6
Healthcare                                      12.2                 11.3
Energy                                           7.9                  8.7
Industrials                                      7.3                    7
Materials                                        6.1                  5.3
Other                                           15.9                 11.2

28

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND
(CLASS I SHARES)
 AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04           17.04%
    Five Years Ended 12/31/04              (8.39)
    Ten Years through 12/31/04              5.11

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              64.59%

The chart to the right compares the growth in value
of a hypothetical $10,000 investment in Salomon Brothers Variable
International Equity Fund on December 31, 1994 through December
31, 2004, with that of a similar investment in the Morgan Stanley
Capital International Europe Australasia Far East Index ("MSCI
EAFE Index"). The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far
East.

                               SALOMON BROTHERS VARIABLE
                           INTERNATIONAL EQUITY FUND (CLASS I
                                        SHARES)                         MSCI EAFE INDEX
                           ----------------------------------           ---------------
12/94                                     10000                              10000
12/95                                     10880                              11155
12/96                                     13206                              11865
12/97                                     12917                              12092
12/98                                     15351                              14510
12/99                                     25514                              18424
12/00                                     20691                              15814
12/01                                     14318                              12424
12/02                                     11194                              10444
12/03                                     14063                              14474
12/04                                     16459                              17405

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              29

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1)
transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and
other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                            BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                           ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                             RETURN(2)        VALUE       VALUE       RATIO      THE PERIOD(3)
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             0.44%       $1,000.00   $1,004.40      0.79%        $ 3.98
--------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          6.94         1,000.00    1,069.40      0.76           3.95
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       2.56         1,000.00    1,025.60      1.48           7.54
--------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       7.00         1,000.00    1,070.00      0.34           1.77
  Class II                                      6.86         1,000.00    1,068.60      0.59           3.07
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.82         1,000.00    1,058.20      1.07           5.54
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.15         1,000.00     1051.50      0.96           4.95
  Class II                                      4.99         1,000.00     1049.90      1.21           6.23
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I         12.44         1,000.00    1,124.40      2.67          14.26
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

30

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the
5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                            HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                               TOTAL        ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                               RETURN        VALUE       VALUE       RATIO      THE PERIOD(2)
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             5.00%      $1,000.00   $1,021.17      0.79%        $ 4.01
-------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          5.00        1,000.00    1,021.32      0.76           3.86
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       5.00        1,000.00    1,017.70      1.48           7.51
-------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       5.00        1,000.00    1,023.43      0.34           1.73
  Class II                                      5.00        1,000.00    1,022.17      0.59           3.00
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.00        1,000.00    1,019.76      1.07           5.43
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.00        1,000.00    1,020.31      0.96           4.88
  Class II                                      5.00        1,000.00    1,019.05      1.21           6.14
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I          5.00        1,000.00    1,011.71      2.67          13.50
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                                                              31

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                             ANNUALIZED
       AMOUNT                                      SECURITY                                YIELD       VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 16.1%
      $100,000           United States Treasury Bill matures 1/13/05
                           (Cost -- $99,936).........................................       1.93%     $ 99,936
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 82.3%
       125,000           Federal Farm Credit Bank matures 1/7/05.....................       2.18       124,954
       135,000           Federal Home Loan Bank matures 1/3/05.......................       1.25       134,991
       110,000           Federal Home Loan Mortgage Corp. matures 1/4/05.............       2.25       109,979
       140,000           Federal National Mortgage Association matures 1/3/05........       1.90       139,985
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $509,909)..........................................                  509,909
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
        27,000           UBS Financial Services dated 12/31/04, 1.600% due 1/3/05;
                           Proceeds at maturity -- $27,004; (Fully collateralized by
                           U.S. Treasury Bonds,
                           6.250% to 8.125% due 2/15/21 to 8/15/25; Market
                           value -- $27,541) (Cost -- $27,000).......................                   27,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 102.8% (Cost -- $636,845*).............                  636,845
                         Liabilities in Excess of Other Assets -- (2.8%).............                  (17,134)
--------------------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%..................................                 $619,711
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 36.4%
                          Federal Home Loan Mortgage Corp. (FHLMC):
$   176,807                 7.000% due 2/1/15 through 5/1/16..........................  $    187,487
    201,169                 6.500% due 9/1/31.........................................       211,349
 10,600,000                 5.000% due 1/13/35 (a)(b).................................    10,527,125
  2,000,000                 5.500% due 1/13/35 (a)(b).................................     2,031,876
  2,500,000                 6.500% due 1/13/35 (a)(b).................................     2,623,437
                          Federal National Mortgage Association (FNMA):
    216,416                 5.500% due 12/1/16........................................       224,090
     65,877                 7.500% due 2/1/30 through 7/1/31..........................        70,606
  1,279,388                 6.500% due 3/1/16 through 3/1/32..........................     1,348,185
  2,059,938                 6.000% due 8/1/16 through 4/1/32 (c)......................     2,138,297
    925,715                 7.000% due 5/1/30 through 4/1/32..........................       981,630
  2,600,000                 4.500% due 1/13/35 (a)(b).................................     2,513,061
  1,500,000                 5.000% due 1/13/35 (a)(b).................................     1,488,282
  9,250,000                 5.500% due 1/13/35 (a)(b).................................     9,391,636
  2,000,000                 6.000% due 1/13/35 (a)(b).................................     2,068,124
                          Government National Mortgage Association (GNMA):
    525,352                 6.500% due 9/15/28 through 2/15/31........................       553,897
    124,494                 7.000% due 6/15/28 through 2/15/31........................       132,489
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AGENCIES
                          (Cost -- $36,078,733)                                           36,491,571
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.5%
                          U.S. Treasury Notes:
  3,500,000                 3.125% due 4/15/09 (c)(d).................................     3,448,050
  2,500,000                 3.875% due 2/15/13 (c)....................................     2,467,385
  2,165,000                 4.000% due 2/15/14 (c)....................................     2,135,824
  1,530,000                 4.250% due 8/15/14 (c)....................................     1,533,886
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. TREASURY OBLIGATIONS
                          (Cost -- $9,598,159)                                             9,585,145
----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.5%
    200,000     A         Ameriquest Mortgage Securities Inc., Series 2004-R11, Class
                            M5, 3.618% due 11/25/34 (f)...............................       201,779
    268,593     BBB+..    Argent Nim Trust, Series 2004-WN8, Class A, 4.700% due
                          7/25/34 (g).................................................       267,913
                          Bear Stearns:
     80,502     BBB         Series 2003-HE1N, Class N1, 6.500% due 8/25/05 (g)........        80,833
    126,372     BBB         Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (g)........       125,875
    177,128     BBB         Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (g)........       176,790
    415,145     AAA       Commercial Mortgage Pass-Through Certificates, Series
                            2001-J2A, Class A1, 5.447% due 7/16/34 (c)(g).............       431,704
                          Countrywide Asset-Backed Certificates:
    270,000     AA          Series 2004-5, Class M4, 3.668% due 6/25/34 (f)...........       270,173
    173,200     BBB         Series 2004-5N, Class N1, 5.500% due 10/25/35 (g).........       173,147
    334,358     A         CS First Boston Mortgage Securities Corp., Series 2001-HE12,
                            Class M2, 3.638% due 9/25/31 (f)..........................       335,816

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              33

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
$   301,485     B         First Consumer Master Trust, Series 2001-A, Class A, 2.713%
                            due 9/15/08 (f)...........................................  $    294,318
    423,000     BBB       Metris Master Trust, Series 2001-2, Class B, 3.490% due
                            11/20/09 (f)..............................................       420,213
                          Novastar Home Equity Loan:
     90,000     A           Series 2003-4, Class M2, 4.043% due 2/25/34 (f)...........        92,370
    200,000     A+          Series 2004-1, Class M4, 3.393% due 6/25/34 (f)...........       199,674
                          Sail Net Interest Margin Notes:
     43,190     BBB         Series 2003-3, Class A, 7.750% due 4/27/33 (g)............        43,366
    170,408     BBB+        Series 2004-4A, Class A, 5.000% due 4/27/34 (g)...........       171,240
    235,972     BBB-        Series 2004-BN2A, Class A, 5.000% due 12/27/34 (g)........       236,066
----------------------------------------------------------------------------------------------------
                          TOTAL ASSET-BACKED SECURITIES (Cost -- $3,455,261)..........     3,521,277
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 20.6%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.2%
    150,000     BB-       Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08.........       165,000
----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
                          Continental Airlines Inc., Pass-Through Certificates:
    100,000     B           Class D, 7.568% due 12/1/06...............................        82,129
     20,167     BB          Series 00-2, Class C, 8.312% due 10/2/12..................        15,539
                          United Air Lines, Inc. Pass-Through Certificates:
     23,260     NR          Series 00-1, Class B, 8.030% due 1/1/13 (h)...............         3,955
     49,094     NR          Series 00-2, Class B, 7.811% due 4/1/11 (h)...............        13,444
     45,000     NR          Series 01-1, Class C, 6.831% due 3/1/10 (h)...............         2,102
----------------------------------------------------------------------------------------------------
                                                                                             117,169
----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.6%
     25,000     B+        Arvin Capital Trust I, 9.500% due 2/1/27....................        26,000
    275,000     BBB       DaimlerChryler North America Holdings Corp., Notes, 4.050%
                            due 6/4/08................................................       274,649
    150,000     B-        Eagle-Picher, Inc., Sr. Notes, 9.750% due 9/1/13............       150,750
    134,000     BB-       TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13..........       156,110
----------------------------------------------------------------------------------------------------
                                                                                             607,509
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5%
    125,000     B+        Cablevision Systems Corp., Sr. Notes, 6.669% due 4/1/09
                            (f)(g)....................................................       133,125
    188,212     B-        CanWest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12
                            (g).......................................................       202,798
                          Charter Communications Holdings, LLC:
    300,000     CCC-        Sr. Discount Notes, step bond to yield 14.909% due
                               5/15/11................................................       222,000
                            Sr. Notes:
    125,000     CCC-           10.750% due 10/1/09....................................       114,375
    100,000     CCC-           10.250% due 1/15/10....................................        88,250
    220,000     BBB       Comcast Cable Communications Holdings, Notes, 8.375% due
                            3/15/13...................................................       271,700
     30,000     BB-       CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...        32,475
    125,000     BB-       DIRECTV Holdings, Sr. Notes, 8.375% due 3/15/13.............       140,781
    130,000     B-        Insight Communications Co., Inc., Sr. Discount Notes, step
                            bond to yield 12.269% due 2/15/11.........................       127,075
    175,000     B-        LodgeNet Entertainment Corp., Sr. Sub. Notes, 9.500% due
                            6/15/13...................................................       194,250
    175,000     B         Mediacom Communications Corp., Sr. Notes, 9.500% due
                            1/15/13...................................................       176,531
    150,000     B-        NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/11....................................................       168,750
     25,000     B+        PanAmSat Corp., Sr. Unsecured Notes, 9.000% due 8/15/14
                            (g).......................................................        28,031

                       SEE NOTES TO FINANCIAL STATEMENTS.

34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5% (CONTINUED)
                          Paxson Communications Corp.:
$    65,000     CCC         Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................  $     61,100
     45,000     CCC         Sr. Sub. Notes, 10.750% due 7/15/08.......................        47,475
    185,000     B+        Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                            12/1/15...................................................       207,200
    250,000     BBB+      Time Warner, Inc., Sr. Notes, 7.625% due 4/15/31............       303,391
----------------------------------------------------------------------------------------------------
                                                                                           2,519,307
----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
    100,000     B-        BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes,
                            9.625% due 6/15/14 (g)....................................       113,250
                          FMC Corp.:
     50,000     BB+         Notes, Series A, 6.750% due 5/5/05........................        50,875
     25,000     BB+         Sr. Debentures, 7.750% due 7/1/11.........................        26,562
                          Huntsman International LLC:
     35,000     B-          Sr. Notes, 9.875% due 3/1/09..............................        38,587
    785,000     CCC+        Sr. Discount Notes, zero coupon bond to yield 13.588% due
                               12/31/09...............................................       443,525
     80,000     BB        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11....        92,800
     50,000     BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due
                            7/1/11....................................................        56,750
     75,000     B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                            12/15/09..................................................        83,437
    105,000     B+        Lyondell Chemical Co., Sr. Secured Notes, 11.125% due
                            7/15/12...................................................       125,212
     85,000     BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............        99,663
     75,000     CCC       Resolution Performance Products LLC, Sr. Sub. Notes,
                            13.500% due 11/15/10......................................        81,938
    200,000     CCC+      Rhodia S.A., Sr. Notes, 7.625% due 6/1/10...................       201,500
     10,000     B+        Terra Capital Inc., Sr. Secured Notes, 12.875% due
                            10/15/08..................................................        12,550
    114,000     BB-       Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11......       129,390
----------------------------------------------------------------------------------------------------
                                                                                           1,556,039
----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/TOBACCO -- 0.8%
     44,000     CCC       Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........        44,000
    185,000     CCC+      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......       183,150
    275,000     CCC       Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due
                            6/1/08....................................................       228,250
     50,000     B-        Sealy Corp., Sr. Sub. Notes, 8.250% due 6/15/14.............        53,250
    125,000     B-        Simmons Bedding Co., Sr. Discount Notes, step bond to yield
                            9.955% due 12/15/14 (g)...................................        76,875
     60,000     B         Sola International Inc., Sr. Notes, 6.875% due 3/15/08......        60,971
     98,000     B         Tempur-Pedic International, Inc., Sr. Sub. Notes, 10.250%
                            due 8/15/10...............................................       113,190
----------------------------------------------------------------------------------------------------
                                                                                             759,686
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8%
     65,000     B+        Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due
                            2/15/13...................................................        69,875
    200,000     B-        Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12...       230,000
    155,000     BB-       Owens-Brockway Glass Container Inc., Sr. Secured Notes,
                            8.875% due 2/15/09........................................       169,144
    125,000     B+        Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11......       141,250
                          Pliant Corp.:
     50,000     CCC+        Sr. Secured Notes, 11.125% due 9/1/09.....................        54,750
     10,000     CCC+        Sr. Sub. Notes, 13.000% due 6/1/10........................         9,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              35

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8% (CONTINUED)
$    75,000     CCC       Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10........  $     64,688
     60,000     CCC       Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10...................................................        57,300
----------------------------------------------------------------------------------------------------
                                                                                             796,807
----------------------------------------------------------------------------------------------------
ENERGY -- 1.8%
    125,000     B-        Dynegy Holdings Inc., Sr. Secured Notes, 8.570% due 7/15/08
                            (f)(g)....................................................       136,875
                          El Paso Corp., Sr. Notes:
     50,000     CCC+        7.375% due 12/15/12.......................................        50,875
    350,000     CCC+        7.800% due 8/1/31.........................................       337,750
     88,000     B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due
                            3/15/12...................................................       100,320
                          NGC Corp., Sr. Debentures:
    125,000     CCC+        7.125% due 5/15/18........................................       112,031
     30,000     CCC+        7.625% due 10/15/26.......................................        26,212
    125,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.500% due
                            7/15/13...................................................       142,656
     75,000     B+        Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14
                            (g).......................................................        75,188
     35,000     BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due
                            5/15/11...................................................        38,500
    105,000     B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.........       118,125
    275,000     BBB       Valero Energy Corp., Notes, 4.750% due 6/15/13..............       272,125
                          Vintage Petroleum, Inc.:
     50,000     BB-         Sr. Notes, 8.250% due 5/1/12..............................        55,375
     25,000     B           Sr. Sub. Notes, 7.875% due 5/15/11........................        26,750
                          Williams Cos., Inc., Notes:
    150,000     B+          7.125% due 9/1/11.........................................       164,625
    125,000     B+          7.625% due 7/15/19........................................       138,125
----------------------------------------------------------------------------------------------------
                                                                                           1,795,532
----------------------------------------------------------------------------------------------------
FINANCIAL -- 2.5%
    400,000     A+        Bank of America Corp., Notes, 4.250% due 10/1/10............       399,478
    275,000     BBB       Boston Properties, Inc., Sr. Notes, 6.250% due 1/15/13......       298,832
    450,000     AAA       General Electric Capital Corp., Notes, Series A, 6.000% due
                            6/15/12 (c)...............................................       491,258
    275,000     BBB-      General Motors Acceptance Corp., Notes, 6.875% due
                            9/15/11...................................................       282,193
    275,000     AA-       International Lease Finance Corp., Notes, Series O, 4.375%
                            due 11/1/09...............................................       275,909
     65,000     BB        Markel Capital Trust I, Series B, 8.710% due 1/1/46.........        70,544
    165,000     A+        Morgan Stanley, Bonds, 6.600% due 4/1/12....................       184,295
    100,000     CCC-      Ocwen Capital Trust I, 10.875% due 8/1/27...................       103,250
    325,000     A-        Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31
                            (g).......................................................       414,944
----------------------------------------------------------------------------------------------------
                                                                                           2,520,703
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.3%
     40,000     B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11....        43,750
     45,000     BB-       Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............        46,181
    155,000     BBB+      Kraft Foods, Inc., Notes, 5.625% due 11/1/11................       164,369
----------------------------------------------------------------------------------------------------
                                                                                             254,300
----------------------------------------------------------------------------------------------------
GAMING -- 0.7%
    175,000     B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........       196,000
     75,000     B-        Herbst Gaming, Inc., Sr. Sub. Notes, 7.000% due 11/15/14
                            (g).......................................................        76,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GAMING -- 0.7% (CONTINUED)
                          Mandalay Resort Group, Sr. Sub. Notes:
$    30,000     BB-         7.625% due 7/15/13........................................  $     33,000
     80,000     BB-         Series B, 10.250% due 8/1/07..............................        90,800
     75,000     BB-       Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due
                            9/15/08...................................................        85,125
     75,000     B-        Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due
                            10/1/13...................................................        81,563
    135,000     B         Venetian Casino Resort, LLC, Secured Mortgage Notes,
                            11.000% due 6/15/10.......................................       154,744
----------------------------------------------------------------------------------------------------
                                                                                             717,544
----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
     75,000     CC        aaiPharma Inc., Sr. Sub. Notes, 11.500% due 4/1/10..........        56,438
     25,000     B         Athena Neuro Finance LLC, Sr. Notes, 7.250% due 2/21/08.....        26,250
     25,000     B         Community Health Systems Inc., Sr. Sub. Notes, 6.500% due
                            12/15/12 (g)..............................................        25,312
     50,000     B         Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due
                            7/1/10....................................................        56,250
    140,000     BB+       HCA Inc., Debentures, 8.360% due 4/15/24....................       153,279
     50,000     B-        IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due
                            6/15/14...................................................        54,750
     50,000     CCC+      Insight Heath Services Corp., Sr. Sub. Notes, Series B,
                            9.875% due 11/1/11........................................        50,750
                          Tenet Healthcare Corp.:
     75,000     B-          Notes, 7.375% due 2/1/13..................................        73,125
                            Sr. Notes:
     50,000     B-             5.375% due 11/15/06....................................        50,500
     25,000     B-             9.875% due 7/1/14 (g)..................................        27,375
----------------------------------------------------------------------------------------------------
                                                                                             574,029
----------------------------------------------------------------------------------------------------
HOUSING/BUILDING PRODUCTS -- 0.3%
                          Associated Materials Inc.:
     50,000     B-          Sr. Discount Notes, step bond to yield 9.399% due
                               3/1/14.................................................        36,250
     20,000     B-          Sr. Sub. Notes, 9.750% due 4/15/12........................        22,450
     75,000     CCC+      Brand Services Inc., Sr. Notes, 12.000% due 10/15/12 (g)....        84,375
     70,000     BB-       Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....        79,975
     35,000     B+        Standard Pacific Corp., Sr. Sub. Notes, 9.250% due
                            4/15/12...................................................        40,775
----------------------------------------------------------------------------------------------------
                                                                                             263,825
----------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.1%
     50,000     NR        Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08 (i)......        40,250
     75,000     B-        Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due
                            12/15/13..................................................        77,250
----------------------------------------------------------------------------------------------------
                                                                                             117,500
----------------------------------------------------------------------------------------------------
LODGING/LEISURE -- 0.5%
     40,000     CCC+      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...        41,550
     25,000     B         Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14
                            (g).......................................................        25,250
    130,000     B+        Host Marriott L.P., Notes, 9.500% due 1/15/07...............       143,000
     75,000     B-        Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due
                            4/1/12....................................................        63,375
    150,000     B         John Q. Hammons Hotels, Inc., Sr. Mortgage Notes, Series B,
                            8.875% due 5/15/12........................................       170,250
     75,000     CCC+      Meristar Hospitality Corp., Sr. Notes, 10.500% due
                            6/15/09...................................................        82,125
----------------------------------------------------------------------------------------------------
                                                                                             525,550
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              37

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
$    20,000     BB-       Case Credit Corp., Notes, 6.750% due 10/21/07...............  $     20,500
     25,000     B-        Dresser-Rand Co., Sr. Sub. Notes, 7.375% due 11/1/14 (g)....        25,625
     30,000     B+        NMGH Holding Co., 10.000% due 5/15/09.......................        33,300
     25,000     B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12.........        28,375
----------------------------------------------------------------------------------------------------
                                                                                             107,800
----------------------------------------------------------------------------------------------------
METALS/MINING/STEEL -- 0.5%
    100,000     B-        Mueller Holdings (N.A.), Inc., Sr. Discount Notes, step bond
                            to yield 12.068% due 4/15/14..............................        69,000
     75,000     BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............        91,561
    285,000     BBB       WMC Finance USA, Notes, 5.125% due 5/15/13..................       284,655
     30,000     B+        Wolverine Tube Inc., Sr. Notes, 10.500% due 4/1/09..........        32,850
----------------------------------------------------------------------------------------------------
                                                                                             478,066
----------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.6%
    525,000     BBB-      Pemex Project Funding Master Trust, Bonds, 9.500% due
                            9/15/27 (c)(g)............................................       660,188
----------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 0.5%
     50,000     BB-       Appleton Papers Inc., Sr. Notes, 8.125% due 6/15/11.........        54,125
    100,000     BB        Bowater Inc., Notes, 7.950% due 11/15/11....................       108,257
     35,000     B         Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due
                            9/15/08...................................................        35,175
    150,000     B         MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12.........       168,000
    100,000     B         Stone Container Corp., 7.375% due 7/15/14...................       107,000
----------------------------------------------------------------------------------------------------
                                                                                             472,557
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.7%
    125,000     B-        Advanstar Communications, Inc., Sr. Secured Notes, 10.750%
                            due 8/15/10...............................................       141,719
     65,000     B         Dex Media East, LLC, 12.125% due 11/15/12...................        79,544
                          Dex Media West, LLC:
    100,000     B           Sr. Notes, Series B, 8.500% due 8/15/10...................       111,750
     73,000     B           Sr. Sub. Notes, Series B, 9.875% due 8/15/13..............        84,497
    100,000     B-        Houghton Mifflin, Co., Sr. Sub. Discount Notes, step bond to
                            yield 11.492% due 10/15/13................................        74,000
                          RH Donnelley Corp., Sr. Sub. Notes:
    100,000     B+          10.875% due 12/15/12 (g)..................................       119,250
     25,000     B+          10.875% due 12/15/12......................................        29,812
     33,000     BB-       Yell Finance B.V., Sr. Discount Notes, step bond to yield
                            12.263% due 8/1/11........................................        32,588
----------------------------------------------------------------------------------------------------
                                                                                             673,160
----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.0%
     25,000     B-        Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (g).......        26,000
----------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
    150,000     CCC+      Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125%
                            due 5/1/08................................................       150,750
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4%
     50,000     B-        Allied-Barton Security Services, Sr. Sub. Notes, 11.375% due
                            7/15/11 (g)...............................................        52,500
                          Allied Waste North America Inc., Sr. Secured Notes, Series
                            B:
    115,000     BB-         8.500% due 12/1/08........................................       122,475
     50,000     B+          7.375% due 4/15/14........................................        48,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4% (CONTINUED)
$    50,000     B         Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due
                            6/15/14...................................................  $     54,687
     75,000     B         IMCO Recycling, Inc., 10.375% due 10/15/10..................        85,500
    200,000     B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13......       213,500
     75,000     B+        Mail-Well, Inc., Sr. Notes, 9.625% due 3/15/12..............        82,687
                          Muzak LLC:
    135,000     CCC-        Sr. Notes, 10.000% due 2/15/09............................       126,394
     50,000     CCC-        Sr. Sub. Notes, 9.875% due 3/15/09........................        35,187
     25,000     B+        Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12
                            (g).......................................................        25,563
                          Service Corp. International:
     55,000     BB          Debentures, 7.875% due 2/1/13.............................        60,088
                            Sr. Notes:
     55,000     BB             6.875% due 10/1/07.....................................        57,544
    195,000     BB             6.500% due 3/15/08.....................................       202,313
     90,000     B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/08....................................................        97,875
    150,000     B         Wesco Distribution Inc., 9.125% due 6/1/08..................       155,250
----------------------------------------------------------------------------------------------------
                                                                                           1,419,688
----------------------------------------------------------------------------------------------------
SUPERMARKETS/DRUGSTORES -- 0.3%
     25,000     B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08...............        27,250
    200,000     BBB       Safeway, Inc., Sr. Debentures, 7.250% due 2/1/31............       229,964
----------------------------------------------------------------------------------------------------
                                                                                             257,214
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.3%
                          Amkor Technology, Inc.:
    125,000     B           Sr. Notes, 7.125% due 3/15/11.............................       118,125
     60,000     CCC+        Sr. Sub. Notes, 10.500% due 5/1/09........................        60,300
     75,000     B-        Nortel Networks Ltd., Notes, 6.875% due 9/1/23..............        70,875
     50,000     B-        Northern Telecom Capital Corp., 7.875% due 6/15/26..........        49,750
----------------------------------------------------------------------------------------------------
                                                                                             299,050
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.3%
     50,600     CCC-      Airgate PCS, Inc., Sr. Secured Sub. Notes, 9.375% due
                            9/1/09....................................................        54,774
                          Alamosa Holdings, Inc.:
     44,000     CCC         Sr. Discount Notes, step bond to yield 11.437% due
                               7/31/09................................................        47,960
     54,000     CCC         Sr. Notes, 11.000% due 7/31/10............................        63,855
    225,000     A         AT&T Wireless Services, Inc., Sr. Notes, 8.750% due
                            3/1/31....................................................       304,296
     50,000     NR        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield
                            15.233% due 2/1/10 (h)(i).................................             5
    125,000     BB        Nextel Communications, Inc., Bonds, 7.375% due 8/1/15.......       138,125
     44,000     B-        Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09......        50,050
    250,000     BBB-      Sprint Capital Corp., 6.900% due 5/1/19.....................       280,327
                          Qwest Services Corp.:
     98,000     B           14.000% due 12/15/14 (g)..................................       124,460
    160,000     B           Sr. Secured Debentures, 14.000% due 12/15/10 (g)..........       193,200
     50,000     CCC       Ubiquitel Operating Co., Sr. Notes, 9.875% due 3/1/11.......        56,375
----------------------------------------------------------------------------------------------------
                                                                                           1,313,427
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              39

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TEXTILE/APPAREL -- 0.1%
$    90,000     CCC       Levi Strauss & Co., Notes, 7.000% due 11/1/06...............  $     94,950
     32,000     B+        William Carter, Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................        36,000
----------------------------------------------------------------------------------------------------
                                                                                             130,950
----------------------------------------------------------------------------------------------------
TOWER -- 0.3%
     37,000     CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........        39,312
                          Crown Castle International Corp., Sr. Notes:
     10,000     CCC         10.750% due 8/1/11........................................        10,900
     75,000     CCC         7.500% due 12/1/13........................................        81,000
     75,000     CCC-      SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12
                            (g).......................................................        76,875
    100,000     B-        SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10............       107,250
----------------------------------------------------------------------------------------------------
                                                                                             315,337
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
     45,000     BB+       Windsor Petroleum Transportation Corp., Secured Notes,
                            7.840% due 1/15/21 (g)....................................        47,138
----------------------------------------------------------------------------------------------------
UTILITIES -- 1.0%
     55,000     B-        AES Corp., Sr. Notes, 9.500% due 6/1/09.....................        62,837
     45,000     BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08..................        52,401
    175,000     B         Calpine Corp., Sr. Secured Notes, 8.500% due 7/15/10 (g)....       150,937
    300,000     BBB       Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08............       302,547
                          Edison Mission Energy, Sr. Notes:
    100,000     B           10.000% due 8/15/08.......................................       115,250
     25,000     B           7.730% due 6/15/09........................................        27,000
     25,000     B           9.875% due 4/15/11........................................        29,750
    100,000     B         NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13
                            (g).......................................................       109,500
     90,000     B         Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...       114,750
     25,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.250% due
                            7/15/10...................................................        28,000
----------------------------------------------------------------------------------------------------
                                                                                             992,972
----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,396,607).......    20,634,797
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.0%
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
     10,000     B         Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to
                            yield 10.746% due 9/12/20 (Cost -- $5,135)................         5,275
----------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.0%
         95               Northrop Grumman Corp. .....................................         5,164
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.0%
      3,630               Aurora Foods Inc. (i)(j)(k).................................             0
----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.0%
         63               Freescale Semiconductor Inc., Class B Shares (j)............         1,157
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 0.0%
        301               Outsourcing Solutions, Inc. (j)(k)..........................         1,052
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
      2,092               AirGate PCS, Inc. (j).......................................  $     74,475
         66               McLeodUSA Inc., Class A Shares (j)..........................            48
        578               Motorola, Inc. .............................................         9,942
      6,485               Telewest Global, Inc. (j)...................................       114,006
----------------------------------------------------------------------------------------------------
                                                                                             198,471
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
      1,240               Crown Castle International Corp. (j)........................        20,634
----------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $401,555).......................       226,478
----------------------------------------------------------------------------------------------------
PREFERRED STOCK (J) -- 0.1%
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
        125               Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13........       117,281
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
        700               Crown Castle International Corp., 6.250% due 8/15/12........        34,300
----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $56,298).....................       151,581
----------------------------------------------------------------------------------------------------
WARRANTS (j) -- 0.0%
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expire 6/1/10 (g)(i)..........................             0
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.0%
         60               Merrill Corp., Expire 5/1/09 (g)(i)(k)......................             0
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
         60               Cybernet Internet Services International, Inc., Expire
                            7/1/09 (g)(i)(k)..........................................             0
         90               WAM! NET Inc., Expire 3/1/05 (i)............................             1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
         50               GT Group Telecom Inc., Expire 2/1/10 (g)(i)(k)..............             0
         40               Horizon PCS, Inc., Expire 10/1/10 (g)(i)(k).................             0
        100               Iridium World Communications Ltd., Expire 7/15/05
                            (g)(i)(k).................................................             1
         50               IWO Holdings, Inc., Expire 1/15/11 (g)(i)...................             1
        150               RSL Communications Ltd., Expire 11/15/06 (i)(k).............             0
----------------------------------------------------------------------------------------------------
                                                                                                   2
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
         50               American Tower Corp., Expire 8/1/08 (g).....................        11,525
----------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $24,883)............................        11,528
----------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- DEVELOPED MARKETS (l) -- 8.9%
----------------------------------------------------------------------------------------------------
FINLAND -- 1.8%
$ 1,150,000     AAA       Republic of Finland, Bonds, 5.750% due 2/23/011 (c).........     1,774,167
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              41

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GERMANY -- 1.3%
$   250,000(USD)   BB+    Aries Vermogensverwalng, Notes, 9.600% due 10/25/14 (g).....  $    308,750
    700,000     AAA       Bundesrepublic Deutschland, Bond, Series 00, 5.250% due
                            1/4/11 (c)................................................     1,051,738
----------------------------------------------------------------------------------------------------
                                                                                           1,360,488
----------------------------------------------------------------------------------------------------
ITALY -- 0.6%
    525,000(USD)   AA-..  Region of Lombardy, Bonds, 5.804% due 10/25/32 (c)..........       560,112
----------------------------------------------------------------------------------------------------
NETHERLANDS -- 2.6%
  1,760,000     AAA..     Kingdom of the Netherlands, Bonds, 5.000% due 7/15/11 (c)...     2,625,093
----------------------------------------------------------------------------------------------------
SWEDEN -- 2.6%
 16,600,000     AAA..     Swedish Government, Series 1048, 4.000% due 12/1/09 (c).....     2,563,858
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- DEVELOPED MARKETS
                          (Cost -- $8,160,739)........................................     8,883,718
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- EMERGING MARKETS -- 17.0%
----------------------------------------------------------------------------------------------------
ARGENTINA -- 0.4%
    700,000     D         Republic of Argentina, Series L-GP, 6.000% due 3/31/23
                            (h).......................................................       395,500
----------------------------------------------------------------------------------------------------
BRAZIL -- 5.3%
                          Federal Republic of Brazil:
                            Bonds:
  1,000,000     BB-            10.500% due 7/14/14 (c)................................     1,190,000
    175,000     BB-            10.125% due 5/15/27....................................       199,938
    410,000     BB-            12.250% due 3/6/30 (c).................................       540,688
    550,000     BB-            11.000% due 8/17/40 (c)................................       652,850
  1,085,301     BB-         Series 18 Years, 3.125% due 4/15/12 (c)(f)................     1,039,176
  1,648,912     BB-         Series 20 Years, 8.000% due 4/15/14 (c)...................     1,687,559
----------------------------------------------------------------------------------------------------
                                                                                           5,310,211
----------------------------------------------------------------------------------------------------
BULGARIA -- 0.2%
    125,000     BBB-      Republic of Bulgaria, Bonds, Series REGS, 8.250% due
                            1/15/15...................................................       157,656
----------------------------------------------------------------------------------------------------
COLUMBIA -- 0.8%
                          Republic of Colombia:
                            Bonds:
    125,000     BB             8.125% due 5/21/24.....................................       121,875
    100,000     BB             8.375% due 2/15/27.....................................        98,000
    200,000     BB             10.375% due 1/28/33....................................       232,000
                            Notes:
    165,000     BB             10.000% due 1/23/12....................................       191,400
    125,000     BB             10.750% due 1/15/13....................................       149,531
----------------------------------------------------------------------------------------------------
                                                                                             792,806
----------------------------------------------------------------------------------------------------
ECUADOR -- 0.6%
                          Republic of Ecuador, Bonds, Series REGS:
    500,000     CCC+        12.000% due 11/15/12......................................       515,000
    150,000     CCC+        8.000% due 8/15/30........................................       131,063
----------------------------------------------------------------------------------------------------
                                                                                             646,063
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%
$   225,000     A-        Malaysia Government, Bonds, 7.500% due 7/15/11..............  $    263,118
----------------------------------------------------------------------------------------------------
MEXICO -- 1.9%
                          United Mexican States:
    425,000     BBB-        Bonds, 8.300% due 8/15/31.................................       498,313
                            Notes:
    175,000     BBB-           6.625% due 3/3/15......................................       188,388
                               Series A:
    500,000     BBB-             6.375% due 1/16/13...................................       531,875
    640,000     BBB-             5.875% due 1/15/14 (c)...............................       657,600
----------------------------------------------------------------------------------------------------
                                                                                           1,876,176
----------------------------------------------------------------------------------------------------
PANAMA -- 0.4%
                          Republic of Panama, Bonds:
     80,000     BB          9.625% due 2/8/11.........................................        95,200
    225,000     BB          9.375% due 1/16/23........................................       262,125
     50,000     BB          8.875% due 9/30/27........................................        55,750
----------------------------------------------------------------------------------------------------
                                                                                             413,075
----------------------------------------------------------------------------------------------------
PERU -- 0.8%
                          Republic of Peru:
                            Bonds, Series 20 Years:
    200,000     BB             4.500% due 3/7/17......................................       188,000
    132,000     BB             5.000% due 3/7/17......................................       126,060
    400,000     BB          Notes, 9.125% due 2/21/12.................................       467,500
----------------------------------------------------------------------------------------------------
                                                                                             781,560
----------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.7%
                          Republic of Philippines, Notes:
    325,000     BB          8.375% due 3/12/09........................................       342,469
    375,000     BB          10.625% due 3/16/25.......................................       402,188
----------------------------------------------------------------------------------------------------
                                                                                             744,657
----------------------------------------------------------------------------------------------------
RUSSIA -- 3.3%
                          Russian Federation, Bonds, Series REGS:
    475,000     BB+         11.000% due 7/24/18 (c)...................................       662,328
  2,610,000     BB+         5.000% due 3/31/30 (c)....................................     2,694,825
----------------------------------------------------------------------------------------------------
                                                                                           3,357,153
----------------------------------------------------------------------------------------------------
SOUTH AFRICA -- 0.1%
     50,000     BBB       Republic of South Africa, Notes, 6.500% due 6/2/14..........        54,875
----------------------------------------------------------------------------------------------------
TURKEY -- 0.9%
                          Republic of Turkey:
                            Notes:
    125,000     BB-            9.000% due 6/30/11.....................................       142,955
    145,000     BB-            11.500% due 1/23/12....................................       187,022
    305,000     BB-            11.000% due 1/14/13....................................       387,652
    125,000     BB-            Sr. Bonds, 11.875% due 1/15/30.........................       180,313
----------------------------------------------------------------------------------------------------
                                                                                             897,942
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              43

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
VENEZUELA -- 1.1%
                          Republic of Venezuela:
$   225,000     B           Bonds, 5.375% due 8/7/10..................................  $    212,400
                            Notes:
    575,000     B              10.750% due 9/19/13 (c)................................       684,250
    250,000     B              8.500% due 10/8/14.....................................       263,750
----------------------------------------------------------------------------------------------------
                                                                                           1,160,400
----------------------------------------------------------------------------------------------------
UKRAINE -- 0.2%
                          Ukraine Government:
    100,000     B+          6.875% due 3/4/11.........................................       102,865
    100,000     B+          Bonds, 7.650% due 6/11/13.................................       106,953
----------------------------------------------------------------------------------------------------
                                                                                             209,818
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- EMERGING MARKETS
                          (Cost -- $15,625,309).......................................    17,061,010
----------------------------------------------------------------------------------------------------
LOAN PARTICIPATION (m) -- 0.3%
    271,801     BB        Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First
                            Boston Corp.) (Cost -- $260,938)..........................       267,045
----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $93,063,617).................    96,839,425
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 33.3%
$33,394,000               UBS Financial Services Inc. dated 12/31/04, 2.170% due
                            1/3/05; Proceeds at maturity -- $33,400,039; (Fully
                            collateralized by various U.S. Government Agency
                            Obligations and International Bank for Reconstruction &
                            Development, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                            Market value -- $34,062,040) (Cost -- $33,394,000)........  $ 33,394,000
----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 129.8% (Cost -- $126,457,617*).........   130,233,425
                          Liabilities in Excess of Other Assets -- (29.8)%............   (29,929,095)
----------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%..................................  $100,304,330
----------------------------------------------------------------------------------------------------

(a)   Security acquired under mortgage dollar roll agreement.
(b)   Security is traded on a "to-be-announced" basis.
(c)   All or a portion of this security is segregated for open
      forward foreign currency contracts, futures contracts
      commitments and/or to-be-announced ("TBA") securities.
(d)   A portion of this security is held as collateral for open
      futures contracts commitments.
(e)   All ratings are by Standard & Poor's Ratings Service.
(f)   Variable rate security.
(g)   Security is exempt from registration under Rule 144A of the
      Securities Act of 1933. This security may be resold in
      transactions that are exempt from registration, normally to qualified institutional buyers. This security has been
      deemed liquid pursuant to the guidelines approved by the
      Board of Trustees.
(h)   Security is currently in default.
(i)   Security has been deemed illiquid.
(j)   Non-income producing security.
(k)   Security is fair valued in accordance with the procedures
      approved by the Portfolio's Board of Trustees.
(l)   Face amount represents local currency, unless otherwise
      indicated.
(m)   Participation interest was acquired through the financial
      institution indicated parenthetically.
 *    Aggregate cost for federal income tax purposes is
      $126,508,743.

      Abbreviations used in this schedule:
      USD -- U.S. Dollar
      See page 78 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              45

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.4%
AUTO COMPONENTS -- 0.4%
     400      BorgWarner, Inc. ...........................................    $   21,668
----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
   2,900      Fleetwood Enterprises, Inc. (a).............................        39,034
----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 2.7%
     400      Callaway Golf Co. ..........................................         5,400
   3,000      Hasbro, Inc. ...............................................        58,140
   3,500      Mattel, Inc. ...............................................        68,215
----------------------------------------------------------------------------------------
                                                                                 131,755
----------------------------------------------------------------------------------------
MEDIA -- 8.8%
   2,100      Comcast Corp., Special Class A Shares (a)...................        68,964
   6,200      Liberty Media Corp., Class A Shares (a).....................        68,076
   4,100      News Corp. Inc., Class B Shares.............................        78,720
   4,650      Time Warner Inc. (a)........................................        90,396
   1,500      Viacom Inc., Class B Shares.................................        54,585
   2,500      The Walt Disney Co. ........................................        69,500
----------------------------------------------------------------------------------------
                                                                                 430,241
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   1,900      The Home Depot, Inc. .......................................        81,206
----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................       703,904
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.0%
FOOD & DRUG RETAILING -- 1.0%
   2,525      Safeway Inc. (a)............................................        49,843
----------------------------------------------------------------------------------------
ENERGY -- 4.9%
ENERGY EQUIPMENT & SERVICES -- 1.8%
   2,700      GlobalSantaFe Corp. ........................................        89,397
----------------------------------------------------------------------------------------
OIL & GAS -- 3.1%
   1,000      Anadarko Petroleum Corp. ...................................        64,810
   1,600      ChevronTexaco Corp. ........................................        84,016
     100      Todco, Class A Shares (a)...................................         1,842
----------------------------------------------------------------------------------------
                                                                                 150,668
----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................       240,065
----------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 2.3%
   1,200      The Bank of New York Co., Inc. .............................        40,104
       7      Mitsubishi Tokyo Financial Group, Inc. .....................        70,865
----------------------------------------------------------------------------------------
                                                                                 110,969
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.7%
   1,700      American Express Co. .......................................    $   95,829
   2,100      JPMorgan Chase & Co. .......................................        81,921
   1,800      MBNA Corp. .................................................        50,742
   1,100      Merrill Lynch & Co., Inc. ..................................        65,747
     600      Morgan Stanley..............................................        33,312
   1,000      State Street Corp. .........................................        49,120
----------------------------------------------------------------------------------------
                                                                                 376,671
----------------------------------------------------------------------------------------
INSURANCE -- 9.4%
     900      Ambac Financial Group, Inc. ................................        73,917
   1,100      American International Group, Inc. .........................        72,237
   1,200      The Chubb Corp. ............................................        92,280
     900      The Hartford Financial Services Group, Inc. ................        62,379
   1,000      MGIC Investment Corp. ......................................        68,910
     200      The PMI Group, Inc. ........................................         8,350
   1,500      Radian Group Inc. ..........................................        79,860
----------------------------------------------------------------------------------------
                                                                                 457,933
----------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
   1,900      Digital Realty Trust, Inc. .................................        25,593
----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................       971,166
----------------------------------------------------------------------------------------
HEALTHCARE -- 13.0%
BIOTECHNOLOGY -- 2.9%
     500      Amgen Inc. (a)..............................................        32,075
  10,300      Aphton Corp. (a)............................................        32,033
   3,416      Enzo Biochem, Inc. (a)......................................        66,510
   4,000      XOMA Ltd. (a)...............................................        10,360
----------------------------------------------------------------------------------------
                                                                                 140,978
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.6%
     900      McKesson Corp. .............................................        28,314
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.5%
   2,300      Abbott Laboratories.........................................       107,295
     200      Eli Lilly and Co. ..........................................        11,350
   1,600      GlaxoSmithKline PLC, ADR....................................        75,824
   1,700      Johnson & Johnson...........................................       107,814
   2,500      Pfizer Inc. ................................................        67,225
   2,200      Wyeth.......................................................        93,698
----------------------------------------------------------------------------------------
                                                                                 463,206
----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................       632,498
----------------------------------------------------------------------------------------
INDUSTRIALS -- 7.0%
AEROSPACE & DEFENSE -- 2.5%
     800      The Boeing Co. .............................................        41,416
   2,100      Raytheon Co. ...............................................        81,543
----------------------------------------------------------------------------------------
                                                                                 122,959
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              47

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
AIRLINES -- 1.5%
   4,400      Southwest Airlines Co. .....................................    $   71,632
----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.5%
     600      Chicago Bridge & Iron Co. N.V., NY Shares...................        24,000
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.1%
    1400      Honeywell International Inc. ...............................        49,574
     700      Hutchison Whampoa Ltd. .....................................         6,552
----------------------------------------------------------------------------------------
                                                                                  56,126
----------------------------------------------------------------------------------------
MACHINERY -- 1.4%
     700      Caterpillar Inc. ...........................................        68,257
----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................       342,974
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 20.7%
COMMUNICATIONS EQUIPMENT -- 4.5%
  18,500      Lucent Technologies Inc. (a)................................        69,560
   4,400      Motorola, Inc. .............................................        75,680
   4,700      Nokia Oyj, Sponsored ADR....................................        73,649
----------------------------------------------------------------------------------------
                                                                                 218,889
----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.9%
   1,400      Electronics for Imaging, Inc. (a)...........................        24,374
     700      International Business Machines Corp. ......................        69,006
     600      Socket Communications, Inc. (a).............................         1,194
----------------------------------------------------------------------------------------
                                                                                  94,574
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.2%
   2,800      Agilent Technologies, Inc. (a)..............................        67,480
     600      Maxwell Technologies, Inc. (a)..............................         6,084
     300      PerkinElmer, Inc. ..........................................         6,747
  13,300      Solectron Corp. (a).........................................        70,889
     200      Thermo Electron Corp. (a)...................................         6,038
----------------------------------------------------------------------------------------
                                                                                 157,238
----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.9%
     300      IAC/InterActiveCorp (a).....................................         8,286
   5,200      RealNetworks, Inc. (a)......................................        34,424
----------------------------------------------------------------------------------------
                                                                                  42,710
----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.4%
   2,100      SunGard Data Systems Inc. (a)...............................        59,493
     700      Unisys Corp. (a)............................................         7,126
----------------------------------------------------------------------------------------
                                                                                  66,619
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.8%
   3,200      IKON Office Solutions, Inc. ................................    $   36,992
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.9%
   1,400      Applied Materials, Inc. (a).................................        23,940
   3,100      Intel Corp. ................................................        72,509
     600      Novellus Systems, Inc. (a)..................................        16,734
     100      Samsung Electronics Co., Ltd. GDR (b).......................        21,900
   7,757      Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
              ADR.........................................................        65,857
   3,600      Texas Instruments Inc. .....................................        88,632
----------------------------------------------------------------------------------------
                                                                                 289,572
----------------------------------------------------------------------------------------
SOFTWARE -- 2.1%
     400      Actuate Corp. (a)...........................................         1,020
   5,100      Micromuse Inc. (a)..........................................        28,305
   2,700      Microsoft Corp. ............................................        72,117
----------------------------------------------------------------------------------------
                                                                                 101,442
----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................     1,008,036
----------------------------------------------------------------------------------------
MATERIALS -- 10.9%
CHEMICALS -- 3.4%
     300      Cabot Corp. ................................................        11,604
   1,800      The Dow Chemical Co. .......................................        89,118
   2,100      Engelhard Corp. ............................................        64,407
----------------------------------------------------------------------------------------
                                                                                 165,129
----------------------------------------------------------------------------------------
METALS & MINING -- 4.5%
   2,200      Alcoa Inc. .................................................        69,124
   1,100      Allegheny Technologies Inc. ................................        23,837
   1,100      Brush Engineered Materials, Inc. (a)........................        20,350
   1,700      Newmont Mining Corp. .......................................        75,497
   1,400      RTI International Metals, Inc. (a)..........................        28,756
   1,000      WGI Heavy Minerals, Inc. (a)................................         4,156
----------------------------------------------------------------------------------------
                                                                                 221,720
----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 3.0%
   1,900      Georgia-Pacific Corp. ......................................        71,212
   1,100      Weyerhaeuser Co. ...........................................        73,942
----------------------------------------------------------------------------------------
                                                                                 145,154
----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................       532,003
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
     700      Hutchison Telecommunications International Ltd. (a).........           635
   3,000      Nippon Telegraph and Telephone Corp., ADR...................        67,650
   3,000      SBC Communications Inc. ....................................        77,310
----------------------------------------------------------------------------------------
                                                                                 145,595
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              49

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
   3,300      Vodafone Group PLC, Sponsored ADR...........................    $   90,354
----------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................       235,949
----------------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC UTILITIES -- 0.2%
   2,200      Calpine Corp. (a)...........................................         8,668
----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.4%
   4,300      The Williams Cos., Inc. ....................................        70,047
----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        78,715
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $4,135,504)........................................     4,795,153
----------------------------------------------------------------------------------------

  FACE
 AMOUNT
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
$104,000      Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds at maturity -- $104,019;
                (Fully collateralized by various Federal Home Loan Bank
                Bonds, 1.400% to 6.300% due 4/1/05 to 2/7/28; Market
                value -- $107,080) (Cost -- $104,000).....................       104,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.3% (Cost -- $4,239,504*)...........     4,899,153
              Liabilities in Excess of Other Assets -- (0.3%).............       (15,802)
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $4,883,351
----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers. This security has been
     deemed liquid pursuant to the guidelines approved by the
     Board of Trustees.
*    Aggregate cost for federal income tax purposes is
     $4,262,329.

     Abbreviations used in this schedule:
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
-----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.6%
AUTO COMPONENTS -- 0.2%
     10,483      Cooper Tire & Rubber Co. ...................................    $      225,909
     21,235      Dana Corp. .................................................           368,003
     78,834      Delphi Corp. ...............................................           711,083
     24,472      The Goodyear Tire & Rubber Co. (a)..........................           358,760
     26,483      Johnson Controls, Inc. .....................................         1,680,082
     18,559      Visteon Corp. ..............................................           181,321
-----------------------------------------------------------------------------------------------
                                                                                      3,525,158
-----------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    257,623      Ford Motor Co. .............................................         3,771,601
     78,891      General Motors Corp. .......................................         3,160,373
     42,611      Harley-Davidson, Inc. ......................................         2,588,618
-----------------------------------------------------------------------------------------------
                                                                                      9,520,592
-----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
     88,469      Carnival Corp. .............................................         5,098,468
     23,150      Darden Restaurants, Inc. ...................................           642,181
     15,532      Harrah's Entertainment, Inc. ...............................         1,038,935
     53,056      Hilton Hotels Corp. ........................................         1,206,493
     48,816      International Game Technology...............................         1,678,294
     32,340      Marriott International, Inc., Class A Shares................         2,036,773
    177,451      McDonald's Corp. (b)........................................         5,689,079
     55,667      Starbucks Corp. (a).........................................         3,471,394
     28,521      Starwood Hotels & Resorts Worldwide, Inc. ..................         1,665,626
     15,961      Wendy's International, Inc. ................................           626,629
     41,460      Yum! Brands, Inc. ..........................................         1,956,083
-----------------------------------------------------------------------------------------------
                                                                                     25,109,955
-----------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
     10,951      The Black & Decker Corp. ...................................           967,302
     17,426      Centex Corp. ...............................................         1,038,241
     20,476      Fortune Brands, Inc. .......................................         1,580,338
      6,598      KB Home.....................................................           688,831
     26,815      Leggett & Platt, Inc. ......................................           762,350
     11,207      Maytag Corp. ...............................................           236,468
     38,672      Newell Rubbermaid Inc. .....................................           935,476
     17,650      Pulte Homes, Inc. ..........................................         1,126,070
      8,270      Snap-on Inc. ...............................................           284,157
     11,492      The Stanley Works...........................................           562,993
      9,787      Whirlpool Corp. ............................................           677,358
-----------------------------------------------------------------------------------------------
                                                                                      8,859,584
-----------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.7%
     93,008      eBay Inc. (a)...............................................        10,814,970
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              51

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     13,060      Brunswick Corp. ............................................    $      646,470
     40,336      Eastman Kodak Co. ..........................................         1,300,836
     24,713      Hasbro, Inc. ...............................................           478,938
     60,692      Mattel, Inc. ...............................................         1,182,887
-----------------------------------------------------------------------------------------------
                                                                                      3,609,131
-----------------------------------------------------------------------------------------------
MEDIA -- 3.9%
     86,685      Clear Channel Communications, Inc. .........................         2,903,081
    316,125      Comcast Corp., Class A Shares (a)...........................        10,520,640
     11,366      Dow Jones & Co., Inc. ......................................           489,420
     38,036      Gannett Co., Inc. ..........................................         3,107,541
     58,421      The Interpublic Group of Cos., Inc. (a).....................           782,841
     11,291      Knight-Ridder, Inc. ........................................           755,820
     26,919      The McGraw Hill Cos., Inc. .................................         2,464,165
      6,912      Meredith Corp. .............................................           374,630
    372,050      News Corp., Class A Shares..................................         6,942,453
     21,205      The New York Times Co., Class A Shares......................           865,164
     26,770      Omnicom Group Inc. .........................................         2,257,246
    640,243      Time Warner Inc. (a)........................................        12,446,324
     46,404      Tribune Co. ................................................         1,955,465
     45,345      Univision Communications Inc., Class A Shares (a)...........         1,327,248
    245,769      Viacom Inc., Class B Shares.................................         8,943,534
    287,898      The Walt Disney Co. ........................................         8,003,564
-----------------------------------------------------------------------------------------------
                                                                                     64,139,136
-----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.2%
     16,836      Big Lots, Inc. (a)..........................................           204,221
     64,375      Costco Wholesale Corp. .....................................         3,116,394
     11,434      Dillard's, Inc., Class A Shares.............................           307,232
     47,510      Dollar General Corp. .......................................           986,783
     24,060      Family Dollar Stores, Inc. .................................           751,394
     25,412      Federated Department Stores, Inc. ..........................         1,468,559
     38,437      J.C. Penney Co., Inc. ......................................         1,591,292
     47,744      Kohl's Corp. (a)............................................         2,347,572
     40,708      The May Department Stores Co. ..............................         1,196,815
     19,179      Nordstrom, Inc. ............................................           896,235
     31,241      Sears Roebuck & Co. ........................................         1,594,228
    128,161      Target Corp. ...............................................         6,655,401
    595,853      Wal-Mart Stores, Inc. ......................................        31,472,955
-----------------------------------------------------------------------------------------------
                                                                                     52,589,081
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
     38,491      AutoNation, Inc. (a)........................................           739,412
     12,242      AutoZone, Inc. (a)..........................................         1,117,817
     41,867      Bed Bath & Beyond Inc. (a)..................................         1,667,563
     45,710      Best Buy Co., Inc. .........................................         2,716,088
     29,943      Circuit City Stores, Inc. ..................................           468,309
    126,129      The Gap, Inc. ..............................................         2,663,844
    313,875      The Home Depot, Inc. .......................................        13,415,018

                       SEE NOTES TO FINANCIAL STATEMENTS.

52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3% (CONTINUED)
     56,589      Limited Brands..............................................    $    1,302,679
    110,585      Lowe's Cos., Inc. ..........................................         6,368,590
     43,487      Office Depot, Inc. (a)......................................           754,934
     13,520      OfficeMax Inc. .............................................           424,258
     22,906      RadioShack Corp. ...........................................           753,149
     20,337      The Sherwin-Williams Co. ...................................           907,640
     70,256      Staples, Inc. ..............................................         2,368,330
     20,608      Tiffany & Co. ..............................................           658,838
     70,994      The TJX Cos., Inc. .........................................         1,784,079
     29,522      Toys "R" Us, Inc. (a).......................................           604,315
-----------------------------------------------------------------------------------------------
                                                                                     38,714,863
-----------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
     26,245      Coach, Inc. (a).............................................         1,480,218
     17,725      Jones Apparel Group, Inc. ..................................           648,203
     15,493      Liz Claiborne, Inc. ........................................           653,960
     37,017      NIKE, Inc., Class B Shares..................................         3,357,072
      8,295      Reebok International Ltd. ..................................           364,980
     15,313      V.F. Corp. .................................................           848,034
-----------------------------------------------------------------------------------------------
                                                                                      7,352,467
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY................................       224,234,937
-----------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.0%
BEVERAGES -- 2.2%
      5,134      Adolph Coors Co., Class B Shares............................           388,490
    114,388      Anheuser-Busch Co., Inc. ...................................         5,802,903
     17,082      Brown-Forman Corp., Class B Shares..........................           831,552
    343,528      The Coca-Cola Co. ..........................................        14,301,071
     64,450      Coca-Cola Enterprises Inc. .................................         1,343,782
     36,588      Pepsi Bottling Group, Inc. .................................           989,340
    240,283      PepsiCo, Inc. ..............................................        12,542,773
-----------------------------------------------------------------------------------------------
                                                                                     36,199,911
-----------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 1.0%
     51,395      Albertson's, Inc. ..........................................         1,227,313
     55,545      CVS Corp. ..................................................         2,503,413
    104,941      The Kroger Co. (a)..........................................         1,840,665
     62,064      Safeway Inc. (a)............................................         1,225,143
     19,048      SUPERVALU Inc. .............................................           657,537
     90,527      Sysco Corp. ................................................         3,455,416
    144,056      Walgreen Co. ...............................................         5,527,429
-----------------------------------------------------------------------------------------------
                                                                                     16,436,916
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
     90,643      Archer-Daniels-Midland Co. .................................         2,022,245
     57,848      Campbell Soup Co. ..........................................         1,729,077
     75,306      ConAgra Foods, Inc. ........................................         2,217,762
     52,820      General Mills, Inc. ........................................         2,625,682

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              53

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2% (CONTINUED)
     49,439      H.J. Heinz Co. .............................................    $    1,927,627
     36,678      Hershey Foods Corp. ........................................         2,037,096
     57,965      Kellogg Co. ................................................         2,588,717
     19,504      McCormick & Co., Inc. ......................................           752,854
    111,131      Sara Lee Corp. .............................................         2,682,702
     31,597      Wm. Wrigley Jr. Co. ........................................         2,186,196
-----------------------------------------------------------------------------------------------
                                                                                     20,769,958
-----------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
     20,973      The Clorox Co. .............................................         1,235,939
     74,752      Colgate-Palmolive Co. ......................................         3,824,312
     70,544      Kimberly-Clark Corp. .......................................         4,642,501
    356,531      The Procter & Gamble Co. ...................................        19,637,727
-----------------------------------------------------------------------------------------------
                                                                                     29,340,479
-----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     12,806      Alberto-Culver Co. .........................................           621,987
     66,058      Avon Products, Inc. ........................................         2,556,445
    141,345      The Gillette Co. ...........................................         6,329,429
-----------------------------------------------------------------------------------------------
                                                                                      9,507,861
-----------------------------------------------------------------------------------------------
TOBACCO -- 1.2%
    287,547      Altria Group, Inc. .........................................        17,569,122
     21,575      Reynolds American Inc. .....................................         1,695,795
     23,460      UST Inc. ...................................................         1,128,661
-----------------------------------------------------------------------------------------------
                                                                                     20,393,578
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES......................................       132,648,703
-----------------------------------------------------------------------------------------------
ENERGY -- 6.7%
ENERGY EQUIPMENT & SERVICES -- 0.9%
     46,988      Baker Hughes Inc. ..........................................         2,004,978
     22,320      BJ Services Co. ............................................         1,038,773
     61,555      Halliburton Co. ............................................         2,415,418
     20,631      Nabors Industries, Ltd. (a).................................         1,058,164
     18,860      Noble Corp. (a).............................................           938,096
     14,798      Rowan Cos., Inc. (a)........................................           383,268
     82,698      Schlumberger Ltd. ..........................................         5,536,631
     44,740      Transocean Inc. (a).........................................         1,896,529
-----------------------------------------------------------------------------------------------
                                                                                     15,271,857
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
     12,594      Amerada Hess Corp. .........................................         1,037,494
     35,480      Anadarko Petroleum Corp. ...................................         2,299,459
     45,509      Apache Corp. ...............................................         2,301,390
      9,710      Ashland, Inc. ..............................................           566,870
     55,442      Burlington Resources, Inc. .................................         2,411,727
    300,804      ChevronTexaco Corp. ........................................        15,795,218
     96,220      ConocoPhillips..............................................         8,354,783
     65,140      Devon Energy Corp. .........................................         2,535,249

                       SEE NOTES TO FINANCIAL STATEMENTS.

54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8% (CONTINUED)
     16,190      EOG Resources, Inc. ........................................    $    1,155,318
    912,779      Exxon Mobil Corp. ..........................................        46,789,052
     22,147      Kerr-McGee Corp. ...........................................         1,279,875
     47,619      Marathon Oil Corp. .........................................         1,790,951
     54,479      Occidental Petroleum Corp. .................................         3,179,394
     10,888      Sunoco, Inc. ...............................................           889,658
     36,413      Unocal Corp. ...............................................         1,574,498
     35,856      Valero Energy Corp. ........................................         1,627,862
     37,254      XTO Energy, Inc. ...........................................         1,318,047
-----------------------------------------------------------------------------------------------
                                                                                     94,906,845
-----------------------------------------------------------------------------------------------
                 TOTAL ENERGY................................................       110,178,702
-----------------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 6.7%
     49,468      AmSouth Bancorp. ...........................................         1,281,221
    574,194      Bank of America Corp. ......................................        26,981,376
    108,818      The Bank of New York Co., Inc. .............................         3,636,698
     76,794      BB&T Corp. .................................................         3,229,188
     24,516      Comerica Inc. ..............................................         1,495,966
     17,238      Compass Bancshares, Inc. ...................................           838,973
     79,451      Fifth Third Bancorp.........................................         3,756,443
     17,558      First Horizon National Corp. ...............................           756,925
     42,692      Golden West Financial Corp. ................................         2,622,143
     31,910      Huntington Bancshares Inc. .................................           790,730
     59,009      KeyCorp.....................................................         2,000,405
     16,756      M&T Bank Corp. .............................................         1,806,967
     31,979      Marshall & Ilsley Corp. ....................................         1,413,472
     60,663      Mellon Financial Corp. .....................................         1,887,226
     95,457      National City Corp. ........................................         3,584,410
     63,857      North Fork Bancorp., Inc. ..................................         1,842,274
     30,900      Northern Trust Corp. .......................................         1,501,122
     38,999      PNC Financial Services Group................................         2,240,103
     65,135      Regions Financial Corp. ....................................         2,318,155
     42,847      Sovereign Bancorp, Inc. ....................................           966,200
     51,410      SunTrust Banks, Inc. .......................................         3,798,171
     42,413      Synovus Financial Corp. ....................................         1,212,164
    269,876      U.S. Bancorp................................................         8,452,516
    226,197      Wachovia Corp. .............................................        11,897,962
    126,525      Washington Mutual, Inc. ....................................         5,349,477
    237,868      Wells Fargo & Co. ..........................................        14,783,496
     12,687      Zions Bancorp...............................................           863,097
-----------------------------------------------------------------------------------------------
                                                                                    111,306,880
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5%
    180,683      American Express Co. .......................................        10,185,101
     14,491      The Bear Stearns Cos. Inc. .................................         1,482,574
     32,352      Capital One Financial Corp. ................................         2,724,362
    191,208      The Charles Schwab Corp. ...................................         2,286,848

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              55

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5% (CONTINUED)
     31,040      CIT Group Inc. .............................................    $    1,422,253
    723,843      Citigroup, Inc. (b)+........................................        34,874,756
     77,796      Countrywide Financial Corp. ................................         2,879,230
     51,745      E*TRADE Financial Corp. (a).................................           773,588
    136,615      Fannie Mae..................................................         9,728,354
     15,035      Federated Investors, Inc., Class B Shares...................           457,064
     35,086      Franklin Resources, Inc. ...................................         2,443,740
     96,710      Freddie Mac.................................................         7,127,527
     67,948      The Goldman Sachs Group, Inc. ..............................         7,069,310
    496,611      JPMorgan Chase & Co. .......................................        19,372,795
     33,792      Janus Capital Group, Inc. ..................................           568,044
     38,879      Lehman Brothers Holdings Inc. ..............................         3,401,135
    179,765      MBNA Corp. .................................................         5,067,575
    131,513      Merrill Lynch & Co., Inc. ..................................         7,860,532
     20,842      Moody's Corp. ..............................................         1,810,128
    154,088      Morgan Stanley..............................................         8,554,966
     45,285      Principal Financial Group, Inc. ............................         1,853,968
     40,457      Providian Financial Corp. (a)...............................           666,327
     63,540      SLM Corp. ..................................................         3,392,401
     47,135      State Street Corp. .........................................         2,315,271
     17,655      T. Rowe Price Group Inc. ...................................         1,098,141
-----------------------------------------------------------------------------------------------
                                                                                    139,415,990
-----------------------------------------------------------------------------------------------
INSURANCE -- 4.2%
     39,123      ACE Ltd. ...................................................         1,672,508
     72,081      AFLAC, Inc. ................................................         2,871,707
     98,851      Allstate Corp. .............................................         5,112,574
     14,926      Ambac Financial Group, Inc. ................................         1,225,872
    366,561      American International Group, Inc. .........................        24,072,061
     44,171      Aon Corp. ..................................................         1,053,920
     26,437      The Chubb Corp. ............................................         2,033,005
     23,599      Cincinnati Financial Corp. .................................         1,044,492
     40,901      The Hartford Financial Services Group, Inc. ................         2,834,848
     19,770      Jefferson-Pilot Corp. ......................................         1,027,249
     24,902      Lincoln National Corp. .....................................         1,162,425
     26,088      Loews Corp. ................................................         1,833,986
     74,412      Marsh & McLennan Cos., Inc. ................................         2,448,155
     20,181      MBIA Inc. ..................................................         1,277,054
    107,028      MetLife, Inc. ..............................................         4,335,704
     13,898      MGIC Investment Corp. ......................................           957,711
     28,306      The Progressive Corp. ......................................         2,401,481
     76,000      Prudential Financial, Inc. .................................         4,176,960
     19,460      SAFECO Corp. ...............................................         1,016,590
     93,176      The St. Paul Travelers Cos., Inc. ..........................         3,454,034
     15,889      Torchmark Corp. ............................................           907,897
     41,502      UnumProvident Corp. ........................................           744,546
     19,367      XL Capital Ltd., Class A Shares.............................         1,503,848
-----------------------------------------------------------------------------------------------
                                                                                     69,168,627
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
     13,159      Apartment Investment and Management Co., Class A Shares.....    $      507,148
     27,491      Archstone-Smith Trust.......................................         1,052,905
     56,087      Equity Office Properties Trust..............................         1,633,253
     39,234      Equity Residential..........................................         1,419,486
     25,781      Plum Creek Timber Co., Inc. ................................           991,022
     25,244      ProLogis....................................................         1,093,823
     28,597      Simon Property Group, Inc. .................................         1,849,368
-----------------------------------------------------------------------------------------------
                                                                                      8,547,005
-----------------------------------------------------------------------------------------------
                 TOTAL FINANCIALS............................................       328,438,502
-----------------------------------------------------------------------------------------------
HEALTHCARE -- 12.1%
BIOTECHNOLOGY -- 1.2%
    181,172      Amgen Inc. (a)..............................................        11,622,184
     46,079      Biogen Idec Inc. (a)........................................         3,069,322
     26,210      Chiron Corp. (a)............................................           873,579
     31,628      Genzyme Corp. (a)...........................................         1,836,638
     60,756      Gilead Sciences, Inc. (a)...................................         2,125,852
     34,903      MedImmune, Inc. (a).........................................           946,220
-----------------------------------------------------------------------------------------------
                                                                                     20,473,795
-----------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.1%
     29,344      Applera Corp. -- Applied Biosystems Group...................           613,583
      7,368      Bausch & Lomb, Inc. ........................................           474,941
     85,901      Baxter International, Inc. .................................         2,967,021
     35,402      Becton Dickinson & Co. .....................................         2,010,834
     36,066      Biomet, Inc. ...............................................         1,564,904
    115,019      Boston Scientific Corp. (a).................................         4,088,925
     14,570      C.R. Bard, Inc. ............................................           932,189
     15,837      Fisher Scientific International Inc. (a)....................           987,912
     43,800      Guidant Corp. ..............................................         3,157,980
     33,840      IMS Health Inc. ............................................           785,426
    170,315      Medtronic, Inc. ............................................         8,459,546
      6,927      Millipore Corp. (a).........................................           345,034
     48,450      St. Jude Medical, Inc. (a)..................................         2,031,508
     55,942      Stryker Corp. ..............................................         2,699,202
     34,022      Zimmer Holdings, Inc. (a)...................................         2,725,843
-----------------------------------------------------------------------------------------------
                                                                                     33,844,848
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1%
     21,611      Aetna, Inc. ................................................         2,695,972
     15,858      AmerisourceBergen Corp. ....................................           930,547
     61,185      Cardinal Health, Inc. ......................................         3,557,908
     62,843      Caremark Rx, Inc. (a).......................................         2,477,899
     19,714      CIGNA Corp. ................................................         1,608,071
     10,843      Express Scripts, Inc. (a)...................................           828,839
     60,571      HCA Inc. ...................................................         2,420,417
     34,324      Health Management Associates, Inc., Class A Shares..........           779,841
     22,368      Humana, Inc. (a)............................................           664,106

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              57

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1% (CONTINUED)
     21,071      Laboratory Corp. of America Holdings (a)....................    $    1,049,757
     12,398      Manor Care, Inc. ...........................................           439,261
     41,075      McKesson Corp. .............................................         1,292,220
     14,539      Quest Diagnostics Inc. .....................................         1,389,201
     65,914      Tenet Healthcare Corp. (a)..................................           723,736
     95,987      UnitedHealth Group Inc. ....................................         8,449,736
     41,126      WellPoint Inc. (a)..........................................         4,729,490
-----------------------------------------------------------------------------------------------
                                                                                     34,037,001
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
    219,895      Abbott Laboratories.........................................        10,258,102
     18,473      Allergan, Inc. .............................................         1,497,606
    272,830      Bristol-Myers Squibb Co. ...................................         6,989,905
    157,891      Eli Lilly and Co. ..........................................         8,960,314
     51,593      Forest Laboratories, Inc. (a)...............................         2,314,462
     20,995      Hospira, Inc. (a)...........................................           703,332
    416,981      Johnson & Johnson...........................................        26,444,935
     34,103      King Pharmaceuticals, Inc. (a)..............................           422,877
     38,159      Medco Health Solutions, Inc. (a)............................         1,587,414
    312,474      Merck & Co., Inc. ..........................................        10,042,914
     37,625      Mylan Laboratories Inc. ....................................           665,210
  1,063,158      Pfizer Inc. ................................................        28,588,319
    206,757      Schering-Plough Corp. ......................................         4,317,086
     15,113      Watson Pharmaceuticals, Inc. (a)............................           495,858
    187,269      Wyeth.......................................................         7,975,787
-----------------------------------------------------------------------------------------------
                                                                                    111,264,121
-----------------------------------------------------------------------------------------------
                 TOTAL HEALTHCARE............................................       199,619,765
-----------------------------------------------------------------------------------------------
INDUSTRIALS -- 12.1%
AEROSPACE & DEFENSE -- 1.7%
    118,295      The Boeing Co. .............................................         6,124,132
     27,865      General Dynamics Corp. .....................................         2,914,679
     16,487      Goodrich Corp. .............................................           538,136
     15,171      L-3 Communications Holdings, Inc. ..........................         1,111,124
     63,510      Lockheed Martin Corp. ......................................         3,527,981
     52,528      Northrop Grumman Corp. .....................................         2,855,422
     58,316      Raytheon Co. ...............................................         2,264,410
     24,894      Rockwell Collins, Inc. .....................................           981,819
     72,474      United Technologies Corp. ..................................         7,490,188
-----------------------------------------------------------------------------------------------
                                                                                     27,807,891
-----------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 1.1%
     42,008      FedEx Corp. ................................................         4,137,368
      9,142      Ryder Systems, Inc. ........................................           436,713
    158,708      United Parcel Service, Inc., Class B Shares.................        13,563,186
-----------------------------------------------------------------------------------------------
                                                                                     18,137,267
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     16,863      Delta Air Lines, Inc. (a)...................................    $      126,135
    111,120      Southwest Airlines Co. .....................................         1,809,034
-----------------------------------------------------------------------------------------------
                                                                                      1,935,169
-----------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     30,513      American Standard Cos. Inc. (a).............................         1,260,797
     63,613      Masco Corp. ................................................         2,323,783
-----------------------------------------------------------------------------------------------
                                                                                      3,584,580
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     45,484      Allied Waste Industries, Inc. (a)...........................           422,092
     24,789      Apollo Group, Inc., Class A Shares (a)......................         2,000,720
     82,879      Automatic Data Processing Inc. .............................         3,675,684
     15,479      Avery Dennison Corp. .......................................           928,276
    141,627      Cendant Corp. ..............................................         3,311,239
     24,148      Cintas Corp. ...............................................         1,059,131
     19,648      Convergys Corp. (a).........................................           294,524
     19,346      Equifax, Inc. ..............................................           543,623
    124,638      First Data Corp. ...........................................         5,302,101
     27,432      Fiserv, Inc. (a)............................................         1,102,492
     25,052      H&R Block, Inc. ............................................         1,227,548
     15,714      Monster Worldwide, Inc. (a).................................           528,619
     52,889      Paychex, Inc. ..............................................         1,802,457
     32,787      Pitney Bowes, Inc. .........................................         1,517,382
     30,212      R.R. Donnelley & Sons Co. ..................................         1,066,181
     24,008      Robert Half International Inc. .............................           706,555
     19,958      Sabre Holdings Corp., Class A Shares........................           442,269
     80,910      Waste Management, Inc. .....................................         2,422,445
-----------------------------------------------------------------------------------------------
                                                                                     28,353,338
-----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.0%
     11,433      Fluor Corp. ................................................           623,213
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     27,498      American Power Conversion Corp. ............................           588,457
     12,819      Cooper Industries, Ltd., Class A Shares.....................           870,282
     59,359      Emerson Electric Co. .......................................         4,161,066
     12,477      Power-One, Inc. (a).........................................           111,295
     26,454      Rockwell Automation, Inc. ..................................         1,310,796
-----------------------------------------------------------------------------------------------
                                                                                      7,041,896
-----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.8%
    110,074      3M Co. .....................................................         9,033,773
  1,481,841      General Electric Co. .......................................        54,087,196
    120,585      Honeywell International Inc. ...............................         4,269,915
     19,311      Textron, Inc. ..............................................         1,425,152
    280,986      Tyco International Ltd. ....................................        10,042,440
-----------------------------------------------------------------------------------------------
                                                                                     78,858,476
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              59

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
     48,764      Caterpillar Inc. ...........................................    $    4,754,978
      5,925      Cummins Inc. ...............................................           496,456
     43,334      Danaher Corp. ..............................................         2,487,805
     34,168      Deere & Co. ................................................         2,542,099
     28,605      Dover Corp. ................................................         1,199,694
     21,401      Eaton Corp. ................................................         1,548,576
     43,296      Illinois Tool Works, Inc. ..................................         4,012,673
     24,697      Ingersoll-Rand Co. Ltd., Class A Shares.....................         1,983,169
     12,933      ITT Industries, Inc. .......................................         1,092,192
      9,703      Navistar International Corp. (a)............................           426,738
     24,495      PACCAR Inc. ................................................         1,971,358
     17,378      Pall Corp. .................................................           503,093
     16,691      Parker-Hannifin Corp. ......................................         1,264,176
-----------------------------------------------------------------------------------------------
                                                                                     24,283,007
-----------------------------------------------------------------------------------------------
ROAD & RAIL -- 0.5%
     52,492      Burlington Northern Santa Fe Corp. .........................         2,483,397
     30,262      CSX Corp. ..................................................         1,212,901
     55,151      Norfolk Southern Corp. .....................................         1,995,915
     36,382      Union Pacific Corp. ........................................         2,446,690
-----------------------------------------------------------------------------------------------
                                                                                      8,138,903
-----------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     24,314      Genuine Parts Co. ..........................................         1,071,275
     12,689      W.W. Grainger, Inc. ........................................           845,341
-----------------------------------------------------------------------------------------------
                                                                                      1,916,616
-----------------------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS...........................................       200,680,356
-----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.8%
COMMUNICATIONS EQUIPMENT -- 2.6%
    110,730      ADC Telecommunications, Inc. (a)............................           296,756
     22,357      Andrew Corp. (a)............................................           304,726
     59,604      Avaya Inc. (a)..............................................         1,025,189
     82,548      CIENA Corp. (a).............................................           275,710
    951,888      Cisco Systems, Inc. (a).....................................        18,371,438
     27,168      Comverse Technology, Inc. (a)...............................           664,258
    189,797      Corning, Inc. (a)...........................................         2,233,911
    199,579      JDS Uniphase Corp. (a)......................................           632,665
    597,932      Lucent Technologies Inc. (a)................................         2,248,224
    329,121      Motorola, Inc. .............................................         5,660,881
    226,328      QUALCOMM, Inc. .............................................         9,596,307
     21,276      Scientific-Atlanta, Inc. ...................................           702,321
     65,035      Tellabs, Inc. (a)...........................................           558,651
-----------------------------------------------------------------------------------------------
                                                                                     42,571,037
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8%
     52,189      Apple Computer, Inc. (a)....................................         3,360,972
    350,604      Dell Inc. (a)...............................................        14,774,453

                       SEE NOTES TO FINANCIAL STATEMENTS.

60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8% (CONTINUED)
    339,679      EMC Corp. (a)...............................................    $    5,051,027
     52,439      Gateway, Inc. (a)...........................................           315,158
    428,643      Hewlett-Packard Co. ........................................         8,988,644
    234,968      International Business Machines Corp. (b)...................        23,163,145
     17,987      Lexmark International, Inc., Class A Shares (a).............         1,528,895
     13,303      NCR Corp. (a)...............................................           920,967
     48,437      Network Appliance, Inc. (a).................................         1,609,077
     22,656      NVIDIA Corp. (a)............................................           533,775
    460,451      Sun Microsystems, Inc. (a)..................................         2,477,226
-----------------------------------------------------------------------------------------------
                                                                                     62,723,339
-----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     66,654      Agilent Technologies, Inc. (a)..............................         1,606,361
     42,442      Broadcom Corp., Class A Shares (a)..........................         1,370,028
     28,232      Jabil Circuit, Inc. (a).....................................           722,175
     26,727      Molex, Inc. ................................................           801,810
     17,917      PerkinElmer, Inc. ..........................................           402,953
     72,905      Sanmina-SCI Corp. (a).......................................           617,505
    134,559      Solectron Corp. (a).........................................           717,199
     32,739      Symbol Technologies, Inc. ..................................           566,385
     11,705      Tektronix, Inc. ............................................           353,608
     23,166      Thermo Electron Corp. (a)...................................           699,382
     16,906      Waters Corp. (a)............................................           791,032
-----------------------------------------------------------------------------------------------
                                                                                      8,648,438
-----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.4%
    186,705      Yahoo! Inc. (a).............................................         7,035,044
-----------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.4%
     19,023      Affiliated Computer Services, Inc., Class A Shares (a)......         1,144,994
     26,469      Computer Sciences Corp. (a).................................         1,492,058
     70,267      Electronic Data Systems Corp. ..............................         1,623,168
     40,384      SunGard Data Systems Inc. (a)...............................         1,144,079
     46,667      Unisys Corp. (a)............................................           475,070
-----------------------------------------------------------------------------------------------
                                                                                      5,879,369
-----------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
    115,003      Xerox Corp. (a).............................................         1,956,201
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
     48,853      Advanced Micro Devices, Inc. (a)............................         1,075,743
     53,211      Altera Corp. (a)............................................         1,101,468
     52,405      Analog Devices, Inc. .......................................         1,934,793
    236,490      Applied Materials, Inc. (a).................................         4,043,979
     43,435      Applied Micro Circuits Corp. (a)............................           182,861
     52,606      Freescale Semiconductor Inc., Class B Shares (a)............           965,846
    910,986      Intel Corp. ................................................        21,307,963
     27,495      KLA-Tencor Corp. (a)........................................         1,280,717
     43,970      Linear Technology Corp. ....................................         1,704,277
     54,235      LSI Logic Corp. (a).........................................           297,208

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              61

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8% (CONTINUED)
     46,246      Maxim Integrated Products, Inc. ............................    $    1,960,368
     85,817      Micron Technology, Inc. (a).................................         1,059,840
     49,671      National Semiconductor Corp. (a)............................           891,594
     21,379      Novellus Systems, Inc. (a)..................................           596,260
     24,071      PMC-Sierra, Inc. (a)........................................           270,799
     13,131      QLogic Corp. (a)............................................           482,302
     26,747      Teradyne, Inc. (a)..........................................           456,571
    243,724      Texas Instruments Inc. .....................................         6,000,485
     48,283      Xilinx, Inc. ...............................................         1,431,591
-----------------------------------------------------------------------------------------------
                                                                                     47,044,665
-----------------------------------------------------------------------------------------------
SOFTWARE -- 4.2%
     33,653      Adobe Systems, Inc. ........................................         2,111,389
     31,574      Autodesk, Inc. .............................................         1,198,233
     31,357      BMC Software, Inc. (a)......................................           583,240
     23,062      Citrix Systems, Inc. (a)....................................           565,711
     82,513      Computer Associates International, Inc. ....................         2,562,854
     53,440      Compuware Corp. (a).........................................           345,757
     42,107      Electronic Arts Inc. (a)....................................         2,597,160
     27,948      Intuit Inc. (a).............................................         1,229,991
     12,798      Mercury Interactive Corp. (a)...............................           582,949
  1,527,597      Microsoft Corp. ............................................        40,802,116
     52,439      Novell, Inc. (a)............................................           353,963
    734,891      Oracle Corp. (a)............................................        10,082,705
     38,739      Parametric Technology, Inc. (a).............................           228,173
     51,278      PeopleSoft, Inc. (a)........................................         1,357,841
     69,310      Siebel Systems, Inc. (a)....................................           727,755
     87,396      Symantec Corp. (a)..........................................         2,251,321
     60,265      VERITAS Software Corp. (a)..................................         1,720,566
-----------------------------------------------------------------------------------------------
                                                                                     69,301,724
-----------------------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY................................       245,159,817
-----------------------------------------------------------------------------------------------
MATERIALS -- 3.0%
CHEMICALS -- 1.6%
     31,885      Air Products & Chemicals, Inc. .............................         1,848,373
    130,961      The Dow Chemical Co. .......................................         6,483,879
    140,237      E.I. du Pont de Nemours & Co. ..............................         6,878,625
     10,854      Eastman Chemical Co. .......................................           626,601
     36,256      Ecolab Inc. ................................................         1,273,673
     17,867      Engelhard Corp. ............................................           547,981
      7,188      Great Lakes Chemical Corp. .................................           204,786
     15,045      Hercules, Inc. (a)..........................................           223,418
     13,195      International Flavors & Fragrances, Inc. ...................           565,274
     37,331      Monsanto Co. ...............................................         2,073,737
     24,185      PPG Industries, Inc. .......................................         1,648,450
     45,842      Praxair, Inc. ..............................................         2,023,924

                       SEE NOTES TO FINANCIAL STATEMENTS.

62

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
CHEMICALS -- 1.6% (CONTINUED)
     31,176      Rohm and Haas Co. ..........................................    $    1,378,914
      9,869      Sigma-Aldrich Corp. ........................................           596,680
-----------------------------------------------------------------------------------------------
                                                                                     26,374,315
-----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     14,138      Vulcan Materials Co. .......................................           772,076
-----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
     15,746      Ball Corp. .................................................           692,509
     15,065      Bemis, Inc. ................................................           438,241
     22,080      Pactiv Corp. (a)............................................           558,403
     12,089      Sealed Air Corp. (a)........................................           643,981
      7,751      Temple-Inland, Inc. ........................................           530,168
-----------------------------------------------------------------------------------------------
                                                                                      2,863,302
-----------------------------------------------------------------------------------------------
METALS & MINING -- 0.7%
    122,119      Alcoa Inc. .................................................         3,836,979
     11,467      Allegheny Technologies Inc. ................................           248,490
     24,225      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........           926,122
     60,597      Newmont Mining Corp. .......................................         2,691,113
     21,906      Nucor Corp. ................................................         1,146,560
     13,075      Phelps Dodge Corp. .........................................         1,293,379
     15,926      United States Steel Corp. ..................................           816,208
-----------------------------------------------------------------------------------------------
                                                                                     10,958,851
-----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
     35,502      Georgia-Pacific Corp. ......................................         1,330,615
     67,348      International Paper Co. ....................................         2,828,616
     14,843      Louisiana-Pacific Corp. ....................................           396,902
     28,254      MeadWestvaco Corp. .........................................           957,528
     32,970      Weyerhaeuser Co. ...........................................         2,216,243
-----------------------------------------------------------------------------------------------
                                                                                      7,729,904
-----------------------------------------------------------------------------------------------
                 TOTAL MATERIALS.............................................        48,698,448
-----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
     43,934      ALLTEL Corp. ...............................................         2,581,562
    111,511      AT&T Corp. .................................................         2,125,400
    257,523      BellSouth Corp. ............................................         7,156,564
     20,134      CenturyTel, Inc. ...........................................           714,153
     40,177      Citizens Communications Co. ................................           554,041
    248,792      Qwest Communications International Inc. (a).................         1,104,636
    464,616      SBC Communications Inc. ....................................        11,973,154
    199,774      Sprint Corp. ...............................................         4,964,384
    388,287      Verizon Communications Inc. ................................        15,729,506
-----------------------------------------------------------------------------------------------
                                                                                     46,903,400
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              63

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
    154,314      Nextel Communications, Inc., Class A Shares (a).............    $    4,629,420
-----------------------------------------------------------------------------------------------
                 TOTAL TELECOMMUNICATION SERVICES............................        51,532,820
-----------------------------------------------------------------------------------------------
UTILITIES -- 3.0%
ELECTRIC UTILITIES -- 2.4%
     87,613      The AES Corp. (a)...........................................         1,197,670
     20,475      Allegheny Energy, Inc. (a)..................................           403,562
     25,421      Ameren Corp. ...............................................         1,274,609
     55,484      American Electric Power Co., Inc. ..........................         1,905,321
     59,545      Calpine Corp. (a)...........................................           234,607
     43,600      CenterPoint Energy, Inc. ...................................           492,680
     25,047      Cinergy Corp. ..............................................         1,042,707
     26,814      CMS Energy Corp. (a)........................................           280,206
     33,730      Consolidated Edison, Inc. ..................................         1,475,688
     23,401      Constellation Energy Group, Inc. ...........................         1,022,858
     45,679      Dominion Resources, Inc. ...................................         3,094,295
     23,771      DTE Energy Co. .............................................         1,025,243
     45,867      Edison International........................................         1,469,120
     32,115      Entergy Corp. ..............................................         2,170,653
     92,533      Exelon Corp. ...............................................         4,077,929
     46,224      FirstEnergy Corp. ..........................................         1,826,310
     25,997      FPL Group, Inc. ............................................         1,943,276
     58,735      PG&E Corp. (a)..............................................         1,954,701
     12,999      Pinnacle West Capital Corp. ................................           577,286
     24,866      PPL Corp. ..................................................         1,324,860
     34,353      Progress Energy, Inc. ......................................         1,554,130
     33,202      Public Service Enterprise Group Inc. .......................         1,718,868
    103,114      The Southern Co. ...........................................         3,456,381
     26,454      TECO Energy, Inc. ..........................................           405,804
     35,725      TXU Corp. ..................................................         2,306,406
     55,726      Xcel Energy, Inc. ..........................................         1,014,213
-----------------------------------------------------------------------------------------------
                                                                                     39,249,383
-----------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     89,054      El Paso Corp. ..............................................           926,162
     22,500      KeySpan Corp. ..............................................           887,625
     17,346      Kinder Morgan, Inc. ........................................         1,268,513
      6,131      Nicor, Inc. ................................................           226,479
      5,062      Peoples Energy Corp. .......................................           222,475
     32,086      Sempra Energy...............................................         1,176,914
-----------------------------------------------------------------------------------------------
                                                                                      4,708,168
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
    127,211      Duke Energy Corp. ..........................................         3,222,255
     51,322      Dynegy Inc., Class A Shares (a).............................           237,108

                       SEE NOTES TO FINANCIAL STATEMENTS.

64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3% (CONTINUED)
     36,789      NiSource Inc. ..............................................    $      838,053
     72,772      The Williams Cos., Inc. ....................................         1,185,456
-----------------------------------------------------------------------------------------------
                                                                                      5,482,872
-----------------------------------------------------------------------------------------------
                 TOTAL UTILITIES.............................................        49,440,423
-----------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $1,521,669,366).................     1,590,632,473
-----------------------------------------------------------------------------------------------
 WARRANTS
-----------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
     26,657      Lucent Technologies Inc., Expire 12/10/07(a) (Cost -- $0)...            42,118
-----------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS -- 96.3% (Cost -- $1,521,669,366).....     1,590,674,591
-----------------------------------------------------------------------------------------------

   FACE
  AMOUNT
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.2%
$ 3,945,000      United States Treasury Bill due 3/17/05(b)(c)
                 (Cost -- $3,927,274)........................................         3,928,336
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
 57,790,000      Bank of America Corp. dated 12/31/04, 2.150% due 1/3/05;
                   Proceeds at maturity -- $57,800,354; (Fully collateralized by U.S. Treasury Strips and various U.S. Government Agency
                   Obligations, 0.000% to 7.375% due 1/7/05 to 7/15/32;
                   Market value -- $58,947,221) (Cost -- $57,790,000)........        57,790,000
-----------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $61,717,274)..........        61,718,336
-----------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.0% (Cost -- $1,583,386,640*).......     1,652,392,927
                 Liabilities in Excess of Other Assets -- 0.0%...............          (634,911)
-----------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%..................................    $1,651,758,016
-----------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is segregated for open futures contracts.
(c) All or portion of this security is held as collateral for open futures contracts.
 +  Citigroup Inc. is the parent company of the Travelers Investment Management
    Company, the Fund's investment adviser.
 *  Aggregate cost for federal income tax purposes is $1,584,748,939.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              65

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.9%
HOTELS, RESTAURANTS & LEISURE -- 1.0%
     200      Ctrip.com International Ltd., ADR (a).......................    $     9,204
   3,270      McDonald's Corp. ...........................................        104,836
-----------------------------------------------------------------------------------------
                                                                                  114,040
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.0%
   5,020      Newell Rubbermaid Inc. .....................................        121,434
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.3%
   7,910      Mattel, Inc. ...............................................        154,166
-----------------------------------------------------------------------------------------
MEDIA -- 5.3%
   3,770      Comcast Corp., Class A Shares (a)...........................        125,466
   1,390      Comcast Corp., Special Class A Shares (a)...................         45,648
   9,457      Liberty Media Corp., Class A Shares (a).....................        103,838
   7,180      News Corp., Class A Shares..................................        133,979
   6,000      Time Warner Inc. (a)........................................        116,640
   2,840      Viacom Inc., Class B Shares.................................        103,348
-----------------------------------------------------------------------------------------
                                                                                  628,919
-----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.6%
   1,990      Costco Wholesale Corp. .....................................         96,336
   2,300      J.C. Penney Co., Inc. ......................................         95,220
-----------------------------------------------------------------------------------------
                                                                                  191,556
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   3,270      Best Buy Co., Inc. .........................................        194,303
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      1,404,418
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.8%
BEVERAGES -- 1.9%
   4,250      PepsiCo, Inc. ..............................................        221,850
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.1%
   3,040      Kellogg Co. ................................................        135,766
   4,800      Sara Lee Corp. .............................................        115,872
-----------------------------------------------------------------------------------------
                                                                                  251,638
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.1%
   1,760      Kimberly-Clark Corp. .......................................        115,826
   4,540      The Procter & Gamble Co. ...................................        250,063
-----------------------------------------------------------------------------------------
                                                                                  365,889
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.1%
   2,720      The Estee Lauder Cos. Inc., Class A Shares..................        124,494
-----------------------------------------------------------------------------------------
TOBACCO -- 0.6%
   1,250      Altria Group, Inc. .........................................         76,375
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      1,040,246
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 7.4%
ENERGY EQUIPMENT & SERVICES -- 1.6%
   2,860      ENSCO International Inc. ...................................    $    90,776
   2,930      GlobalSantaFe Corp. ........................................         97,012
-----------------------------------------------------------------------------------------
                                                                                  187,788
-----------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
   2,300      ChevronTexaco Corp. ........................................        120,773
   5,650      Exxon Mobil Corp. ..........................................        289,619
   1,200      Nexen Inc. .................................................         48,780
   1,990      Total SA, Sponsored ADR.....................................        218,582
-----------------------------------------------------------------------------------------
                                                                                  677,754
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................        865,542
-----------------------------------------------------------------------------------------
FINANCIALS -- 20.2%
BANKS -- 8.8%
   7,286      Bank of America Corp. ......................................        342,369
   2,820      The Bank of New York Co., Inc. .............................         94,244
   1,500      Comerica Inc. ..............................................         91,530
   3,000      U.S. Bancorp................................................         93,960
   2,580      Wachovia Corp. .............................................        135,708
   4,400      Wells Fargo & Co. ..........................................        273,460
-----------------------------------------------------------------------------------------
                                                                                1,031,271
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.4%
   2,890      American Express Co. .......................................        162,909
     900      Capital One Financial Corp. ................................         75,789
   1,640      Freddie Mac.................................................        120,868
   1,640      The Goldman Sachs Group, Inc. ..............................        170,626
   5,925      JPMorgan Chase & Co. .......................................        231,134
     400      Legg Mason, Inc. ...........................................         29,304
   3,300      Merrill Lynch & Co., Inc. ..................................        197,241
-----------------------------------------------------------------------------------------
                                                                                  987,871
-----------------------------------------------------------------------------------------
INSURANCE -- 3.0%
   2,570      American International Group, Inc. .........................        168,772
       1      Berkshire Hathaway Inc., Class A Shares (a).................         87,900
   1,260      The Chubb Corp. ............................................         96,894
-----------------------------------------------------------------------------------------
                                                                                  353,566
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................      2,372,708
-----------------------------------------------------------------------------------------
HEALTHCARE -- 10.8%
BIOTECHNOLOGY -- 2.4%
   2,508      Amgen Inc. (a)..............................................        160,888
   1,530      OSI Pharmaceuticals, Inc. (a)...............................        114,521
-----------------------------------------------------------------------------------------
                                                                                  275,409
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.0%
   1,930      Fisher Scientific International Inc. (a)....................        120,393
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              67

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.7%
   1,600      Coventry Health Care, Inc. (a)..............................    $    84,928
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
   3,710      GlaxoSmithKline PLC, ADR....................................        175,817
   4,490      Pfizer Inc. ................................................        120,736
   1,700      Sepracor Inc. (a)...........................................        100,929
   6,880      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        205,437
   4,270      Wyeth.......................................................        181,859
-----------------------------------------------------------------------------------------
                                                                                  784,778
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      1,265,508
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 15.4%
AEROSPACE & DEFENSE -- 4.5%
   5,290      The Boeing Co. .............................................        273,863
   1,490      Lockheed Martin Corp. ......................................         82,770
   4,560      Raytheon Co. ...............................................        177,065
-----------------------------------------------------------------------------------------
                                                                                  533,698
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.1%
   3,110      American Standard Cos. Inc. (a).............................        128,505
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
   1,980      Avery Dennison Corp. .......................................        118,741
   3,500      Paychex, Inc. ..............................................        119,280
   2,850      Waste Management, Inc. .....................................         85,329
-----------------------------------------------------------------------------------------
                                                                                  323,350
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 6.2%
  12,890      General Electric Co. .......................................        470,485
   3,070      Honeywell International Inc. ...............................        108,709
   4,070      Tyco International Ltd. ....................................        145,462
-----------------------------------------------------------------------------------------
                                                                                  724,656
-----------------------------------------------------------------------------------------
MACHINERY -- 0.8%
   2,220      Navistar International Corp. (a)............................         97,636
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      1,807,845
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 16.4%
COMMUNICATIONS EQUIPMENT -- 4.3%
  57,190      ADC Telecommunications, Inc. (a)............................        153,269
   7,370      Cisco Systems, Inc. (a).....................................        142,241
  45,180      Nortel Networks Corp. (a)...................................        157,678
   2,400      Polycom, Inc. (a)...........................................         55,968
-----------------------------------------------------------------------------------------
                                                                                  509,156
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

68

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.6%
   4,680      Dell Inc. (a)...............................................    $   197,215
   2,220      International Business Machines Corp. ......................        218,848
   1,400      Lexmark International, Inc., Class A Shares (a).............        119,000
-----------------------------------------------------------------------------------------
                                                                                  535,063
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.1%
     300      SINA Corp. (a)..............................................          9,618
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.4%
   4,060      Intel Corp. ................................................         94,963
   2,300      Xilinx, Inc. ...............................................         68,195
-----------------------------------------------------------------------------------------
                                                                                  163,158
-----------------------------------------------------------------------------------------
SOFTWARE -- 6.0%
   5,290      BMC Software, Inc. (a)......................................         98,394
  15,120      Microsoft Corp. ............................................        403,855
   3,580      Oracle Corp. (a)............................................         49,118
   5,400      VERITAS Software Corp. (a)..................................        154,170
-----------------------------------------------------------------------------------------
                                                                                  705,537
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................      1,922,532
-----------------------------------------------------------------------------------------
MATERIALS -- 4.0%
CONTAINERS & PACKAGING -- 0.5%
   3,180      Smurfit-Stone Container Corp. (a)...........................         59,402
-----------------------------------------------------------------------------------------
METALS & MINING -- 2.3%
   8,920      Barrick Gold Corp. .........................................        216,042
   2,700      Placer Dome Inc. ...........................................         50,922
-----------------------------------------------------------------------------------------
                                                                                  266,964
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.2%
   3,490      International Paper Co. ....................................        146,580
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................        472,946
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
   4,000      Nextel Communications, Inc., Class A Shares (a).............        120,000
-----------------------------------------------------------------------------------------
UTILITIES -- 2.0%
ELECTRIC UTILITIES -- 0.2%
     690      FirstEnergy Corp. ..........................................         27,262
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
  14,670      El Paso Corp. ..............................................        152,568
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
   1,700      Sempra Energy...............................................         62,356
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        242,186
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $9,339,173).....................     11,513,931
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              69

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
$297,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                1/3/05; Proceeds at maturity -- $297,054; (Fully
                collateralized by various U.S. government agencies and
                International Bank Reconstruction & Development Bills,
                Notes, and Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                Market Value -- $302,941) (Cost -- $297,000)..............    $   297,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.4% (Cost $9,636,173*)..............     11,810,931
              Liabilities in Excess of Other Assets -- (0.4%).............        (52,358)
-----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $11,758,573
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is $9,835,916.

   Abbreviation used in this Schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

70

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
-------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2%
MEDIA -- 17.0%
    42,320      Cablevision Systems Corp., NY Group Class A Shares (a)......    $ 1,053,768
     4,117      Comcast Corp., Class A Shares (a)...........................        137,014
    63,025      Comcast Corp., Special Class A Shares (a)...................      2,069,741
        85      DreamWorks Animation SKG, Inc. (a)..........................          3,188
    89,400      Liberty Media Corp., Class A Shares (a).....................        981,612
     2,730      Liberty Media International, Inc., Class A Shares (a).......        126,208
    85,200      Time Warner Inc. (a)........................................      1,656,288
     8,153      Viacom Inc., Class B Shares.................................        296,688
    30,000      The Walt Disney Co. ........................................        834,000
     5,600      World Wrestling Entertainment, Inc. ........................         67,928
-------------------------------------------------------------------------------------------
                                                                                  7,226,435
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.2%
     7,700      Charming Shoppes, Inc. (a)..................................         72,149
-------------------------------------------------------------------------------------------
                TOTAL CONSUMER DISCRETIONARY................................      7,298,584
-------------------------------------------------------------------------------------------
ENERGY -- 9.9%
ENERGY EQUIPMENT & SERVICES -- 5.6%
     7,600      Core Laboratories N.V. (a)..................................        177,460
    24,150      Grant Prideco, Inc. (a).....................................        484,207
    33,250      Weatherford International Ltd. (a)..........................      1,705,725
-------------------------------------------------------------------------------------------
                                                                                  2,367,392
-------------------------------------------------------------------------------------------
OIL & GAS -- 4.3%
    28,300      Anadarko Petroleum Corp. ...................................      1,834,123
       255      Bill Barret Corp. (a).......................................          8,157
-------------------------------------------------------------------------------------------
                                                                                  1,842,280
-------------------------------------------------------------------------------------------
                TOTAL ENERGY................................................      4,209,672
-------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 1.8%
    18,600      Nasdaq-100 Index Tracking Stock.............................        742,326
-------------------------------------------------------------------------------------------
FINANCIALS -- 9.7%
BANKS -- 0.9%
    17,849      New York Community Bancorp, Inc. ...........................        367,154
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.8%
     4,500      CIT Group Inc. .............................................        206,190
     3,900      Cohen & Steers, Inc. .......................................         63,375
       200      Greenhill & Co., Inc. ......................................          5,740
    22,550      Lehman Brothers Holdings Inc. ..............................      1,972,674
    25,300      Merrill Lynch & Co., Inc. ..................................      1,512,181
        50      National Financial Partners Corp. ..........................          1,940
-------------------------------------------------------------------------------------------
                                                                                  3,762,100
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              71

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REAL ESTATE -- 0.0%
         3      Corrections Corp. of America (a)............................    $       121
-------------------------------------------------------------------------------------------
                TOTAL FINANCIALS............................................      4,129,375
-------------------------------------------------------------------------------------------
HEALTHCARE -- 35.5%
BIOTECHNOLOGY -- 21.4%
     6,420      Alkermes, Inc. (a)..........................................         90,458
    31,400      Amgen Inc. (a)..............................................      2,014,310
    30,350      Biogen Idec Inc. (a)........................................      2,021,614
     2,600      CancerVax Corp. (a).........................................         28,210
    43,175      Chiron Corp. (a)............................................      1,439,023
     4,300      Genentech, Inc. (a).........................................        234,092
    31,448      Genzyme Corp. (a)...........................................      1,826,185
    21,928      ImClone Systems Inc. (a)....................................      1,010,442
     8,200      Isis Pharmaceuticals, Inc. (a)..............................         48,380
    23,546      Millennium Pharmaceuticals, Inc. (a)........................        285,377
     4,860      Nanogen, Inc. (a)...........................................         35,770
     6,410      Vertex Pharmaceuticals Inc. (a).............................         67,754
-------------------------------------------------------------------------------------------
                                                                                  9,101,615
-------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.5%
     3,400      Biosite Inc. (a)............................................        209,236
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 5.0%
    24,260      UnitedHealth Group Inc. ....................................      2,135,608
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.6%
    43,580      Forest Laboratories, Inc. (a)...............................      1,954,999
    11,600      Johnson & Johnson...........................................        735,672
    22,900      King Pharmaceuticals, Inc. (a)..............................        283,960
     3,500      Pfizer Inc. ................................................         94,115
     6,442      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        192,358
    14,000      Valeant Pharmaceuticals International.......................        368,900
-------------------------------------------------------------------------------------------
                                                                                  3,630,004
-------------------------------------------------------------------------------------------
                TOTAL HEALTHCARE............................................     15,076,463
-------------------------------------------------------------------------------------------
INDUSTRIALS -- 8.0%
AEROSPACE & DEFENSE -- 2.9%
    16,850      L-3 Communications Holdings, Inc. ..........................      1,234,094
-------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.0%
       105      Cogent Inc. (a).............................................          3,465
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.9%
    46,134      Tyco International Ltd. ....................................      1,648,829
-------------------------------------------------------------------------------------------
MACHINERY -- 1.2%
    17,000      Pall Corp. .................................................        492,150
-------------------------------------------------------------------------------------------
                TOTAL INDUSTRIALS...........................................      3,378,538
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

72

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 10.5%
COMMUNICATIONS EQUIPMENT -- 2.5%
    14,700      C-COR Inc. (a)..............................................    $   136,710
     4,200      DSP Group, Inc. (a).........................................         93,786
    38,800      Motorola, Inc. .............................................        667,360
    11,400      Nokia Oyj, Sponsored ADR....................................        178,638
-------------------------------------------------------------------------------------------
                                                                                  1,076,494
-------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.6%
     3,500      LaserCard Corp. (a).........................................         36,715
    38,162      Maxtor Corp. (a)............................................        202,259
    31,500      Quantum Corp. (a)...........................................         82,530
    15,100      SanDisk Corp. (a)...........................................        377,047
-------------------------------------------------------------------------------------------
                                                                                    698,551
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
     4,000      Broadcom Corp., Class A Shares (a)..........................        129,120
     5,750      Excel Technology, Inc. (a)..................................        149,500
-------------------------------------------------------------------------------------------
                                                                                    278,620
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.0%
     6,500      Cirrus Logic, Inc. (a)......................................         35,815
     4,900      Cree, Inc. (a)..............................................        196,392
     4,173      Freescale Semiconductor Inc., Class B Shares (a)............         76,616
    18,425      Intel Corp. ................................................        430,961
    75,055      Micron Technology, Inc. (a).................................        926,929
    14,200      RF Micro Devices, Inc. (a)..................................         97,128
     5,400      Standard Microsystems Corp. (a).............................         96,282
    14,100      Teradyne, Inc. (a)..........................................        240,687
-------------------------------------------------------------------------------------------
                                                                                  2,100,810
-------------------------------------------------------------------------------------------
SOFTWARE -- 0.7%
     3,300      Advent Software, Inc. (a)...................................         67,584
     3,800      Autodesk, Inc. .............................................        144,210
     3,800      Microsoft Corp. ............................................        101,498
-------------------------------------------------------------------------------------------
                                                                                    313,292
-------------------------------------------------------------------------------------------
                TOTAL INFORMATION TECHNOLOGY................................      4,467,767
-------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
     3,100      AT&T Corp. .................................................         59,086
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $37,559,089)....................     39,361,811
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              73

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

   FACE
  AMOUNT                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.1%
$1,515,000      Goldman, Sachs & Co. dated 12/31/04, 2.240% due 1/3/05;
                  Proceeds at maturity --
                  $1,515,283; (Fully collateralized by U.S. Treasury Bills,
                  Notes and Bonds, 0.000% to 13.875% due 2/15/05 to 4/15/32;
                  Market value -- $1,545,302)...............................    $ 1,515,000
 1,500,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                  1/3/05; Proceeds at maturity --
                  $1,500,271; (Fully collateralized by various U.S.
                  Government Agencies and International Bank for
                  Reconstruction & Development Bills, Notes and Bonds,
                  0.000% to 8.875% due 1/18/05 to 3/11/31; Market
                  value -- $1,530,007)......................................      1,500,000
-------------------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $3,015,000)........................................      3,015,000
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.8% (Cost -- $40,574,089*)...........     42,376,811
                Other Assets in Excess of Liabilities -- 0.2%...............         81,147
-------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%..................................    $42,457,958
-------------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for federal income tax purposes is
     substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

74

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
         1,000          Macquarie Bank Ltd. ........................................  $   36,277
         1,802          News Corp. Ltd. ............................................      34,598
------------------------------------------------------------------------------------------------
                                                                                          70,875
------------------------------------------------------------------------------------------------
DENMARK -- 1.6%
           930          Novo Nordisk A/S, Class B Shares............................      50,601
------------------------------------------------------------------------------------------------
FINLAND -- 2.5%
         5,000          Nokia Oyj...................................................      78,650
------------------------------------------------------------------------------------------------
FRANCE -- 7.9%
         4,700          Axa.........................................................     115,668
           625          Essilor International S.A. .................................      48,776
           800          Total SA, Sponsored ADR.....................................      87,872
------------------------------------------------------------------------------------------------
                                                                                         252,316
------------------------------------------------------------------------------------------------
GERMANY -- 4.0%
           450          BASF AG, Sponsored ADR......................................      32,409
         1,300          SAP AG, Sponsored ADR.......................................      57,473
         1,400          Stada Arzneimittel AG.......................................      37,695
------------------------------------------------------------------------------------------------
                                                                                         127,577
------------------------------------------------------------------------------------------------
HONG KONG -- 1.9%
         2,000          Hutchinson Whampoa Ltd. ....................................      18,719
        14,000          Luen Thai Holdings Ltd. (a).................................       7,250
         4,000          Swire Pacific Limited, Class A Shares.......................      33,450
------------------------------------------------------------------------------------------------
                                                                                          59,419
------------------------------------------------------------------------------------------------
IRELAND -- 8.1%
         3,900          Bank of Ireland.............................................      64,673
         2,512          CRH PLC.....................................................      66,990
         8,000          Irish Continental Group PLC (a).............................     125,082
------------------------------------------------------------------------------------------------
                                                                                         256,745
------------------------------------------------------------------------------------------------
ITALY -- 0.8%
         2,000          Saipem S.p.A................................................      23,960
------------------------------------------------------------------------------------------------
JAPAN -- 20.7%
         2,000          Canon Inc. .................................................     107,661
         5,000          Dowa Mining Co., Ltd. ......................................      32,464
         2,000          Honda Motor Co., Ltd., Sponsored ADR........................      52,120
           300          Hoya Corp. .................................................      33,788
         2,000          Ito-Yokado Co., Ltd. .......................................      83,715
             6          Mitsubishi Tokyo Financial Group, Inc. .....................      60,741
           300          Nichii Gakkan Co. ..........................................       9,695
           200          Nidec Corp. ................................................      24,316
         2,000          Nomura Holdings, Inc. ......................................      29,086
           700          NTT DoCoMo, Inc., Sponsored ADR.............................      13,034
           300          Rohm Co. Ltd. ..............................................      30,955

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              75

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
JAPAN -- 20.7% (CONTINUED)
           500          Seven-Eleven Japan Co., Ltd., Unsponsored ADR...............  $   15,761
         2,000          Sharp Corp. ................................................      32,571
           600          Shin-Etsu Chemical Co., Ltd. ...............................      24,530
         4,000          Terumo Corp. ...............................................     107,466
------------------------------------------------------------------------------------------------
                                                                                         657,903
------------------------------------------------------------------------------------------------
MEXICO -- 3.8%
        35,000          Wal-Mart de Mexico S.A. de CV...............................     120,138
------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.8%
           975          Royal Dutch Petroleum Co. ..................................      55,896
------------------------------------------------------------------------------------------------
NORWAY -- 0.6%
         2,900          Stolt Offshore S.A. (a).....................................      18,689
------------------------------------------------------------------------------------------------
SINGAPORE -- 2.3%
         6,000          DBS Group Holdings Ltd. ....................................      59,177
         1,400          Venture Manufacturing Ltd. .................................      13,636
------------------------------------------------------------------------------------------------
                                                                                          72,813
------------------------------------------------------------------------------------------------
SPAIN -- 3.3%
         5,000          Indra Sistemas S.A. ........................................      85,080
         1,100          Telefonica S.A. ............................................      20,639
------------------------------------------------------------------------------------------------
                                                                                         105,719
------------------------------------------------------------------------------------------------
SWITZERLAND -- 12.8%
         2,500          Mettler-Toledo International Inc. (a).......................     128,275
           240          Nestle SA...................................................      62,577
           900          Roche Holding AG............................................     103,251
           200          Synthes, Inc................................................      22,349
         1,100          UBS AG......................................................      91,924
------------------------------------------------------------------------------------------------
                                                                                         408,376
------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 22.3%
         2,000          BOC Group PLC...............................................      38,068
         6,600          BP PLC......................................................      64,235
        14,800          Capita Group PLC............................................     103,707
         7,000          Compass Group PLC...........................................      33,024
         3,000          Diageo PLC..................................................      42,704
           825          HSBC Holdings PLC, Sponsored ADR............................      70,240
         9,166          Kingfisher PLC..............................................      54,394
        16,000          mmO(2) PLC (a)..............................................      37,627
         1,112          Royal Bank of Scotland Group PLC............................      37,325
        22,000          Serco Group PLC.............................................     101,157
         1,700          Smith & Nephew PLC..........................................      17,359
        11,207          Tesco PLC...................................................      69,083
         3,700          WPP Group PLC...............................................      40,618
------------------------------------------------------------------------------------------------
                                                                                         709,541
------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,034,638).....................   3,069,218
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

76

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

     FACE
    AMOUNT                                    SECURITY                                VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
      $117,000          Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds
                           at maturity -- $117,021;   (Fully collateralized by various
                           Federal Home Loan Bank Bonds,
                           1.400% to 6.300% due 4/1/05 to
                           2/7/28; Market value -- $120,464)
                           (Cost -- $117,000)...............  $  117,000
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.3% (Cost -- $2,151,638*)...........   3,186,218
                        Liabilities in Excess of Other Assets -- (0.3)%.............      (8,688)
------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $3,177,530
------------------------------------------------------------------------------------------------

 (a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------

   ADR -- American Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR+
--------------------------------------------------------------------
Financials..................................................    18.8%
Information Technology......................................    17.6
Consumer Discretionary......................................    14.2
Healthcare..................................................    12.2
Energy......................................................     7.9
Industrials.................................................     7.3
Materials...................................................     6.1
Other.......................................................    15.9
--------------------------------------------------------------------
                                                               100.0%
--------------------------------------------------------------------

 + As a percentage of total investments. Please note that fund holdings are subject to change.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              77

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to
"CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.
D            --   Bonds rated "D" are in default, and payment of interest
                  and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C            --   Bonds rated "C" are the lowest rated class of bonds, and
                  issues so rated can be regarded as having extremely poor
                  prospects of ever attaining any real investment standing.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

78

                     (This page intentionally left blank.)

                                                                              79

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                DIVERSIFIED
                                                                   MONEY         STRATEGIC
                                                                   MARKET          INCOME
                                                                    FUND         PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................            --      $ 93,063,617
  Short-term investments, at cost...........................      $636,845        33,394,000
  Foreign currency, at cost.................................            --                --
--------------------------------------------------------------------------------------------
  Investments, at value.....................................            --      $ 96,839,425
  Short-term investments, at value..........................      $636,845        33,394,000
  Foreign currency, at value................................            --                --
  Cash......................................................           780               606
  Receivable from manager...................................           554                --
  Dividends and interest receivable.........................            --         1,185,856
  Receivable for securities sold............................            --           625,408
  Receivable for Fund shares sold...........................            --            17,914
  Receivable from broker -- variation margin on open futures
     contracts..............................................            --             3,234
  Prepaid expenses..........................................            --             8,007
--------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       638,179       132,074,450
--------------------------------------------------------------------------------------------
LIABILITIES:
  Trustees' fees payable....................................         1,260             2,343
  Payable for Fund shares reacquired........................           796           276,102
  Dividends payable.........................................           232                --
  Transfer agency services payable..........................             6               835
  Payable for securities purchased..........................            --        31,307,219
  Payable for open forward foreign currency contracts (Notes
     1 and 3)...............................................            --            60,532
  Investment advisory fees payable..........................            --            38,217
  Deferred mortgage dollar roll income......................            --            30,238
  Payable to broker -- variation margin on open futures
     contracts..............................................            --                --
  Administration fees payable...............................            --            16,985
  Distribution plan fees payable............................            --                --
  Accrued expenses..........................................        16,174            37,649
--------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................        18,468        31,770,120
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................      $    620      $     10,789
  Capital paid in excess of par value.......................       619,091       105,254,954
  Undistributed (overdistributed) net investment income.....            --          (112,788)
  Accumulated net investment loss...........................            --                --
  Accumulated net realized gain (loss) from investment
     transactions and futures contracts.....................            --        (8,613,157)
  Net unrealized appreciation of investments, futures
     contracts and foreign currencies.......................            --         3,764,532
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       619,711        10,788,599
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................         $1.00             $9.30
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

80

-----------------------------------------------------------
                                          DECEMBER 31, 2004

      ALL CAP         EQUITY         GROWTH      AGGRESSIVE    INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 4,135,504   $1,521,669,366   $ 9,339,173   $37,559,089    $2,034,638
        104,000       61,717,274       297,000     3,015,000       117,000
             --               --            --            --         3,619
----------------------------------------------------------------------------
    $ 4,795,153   $1,590,674,591   $11,513,931   $39,361,811    $3,069,218
        104,000       61,718,336       297,000     3,015,000       117,000
             --               --            --            --         3,688
            827              764           982           759           453
             --               --            --            --            --
          5,375        2,061,022        13,051        15,462         7,584
          7,142               --         3,971            37            --
             --          150,227            --       116,970            --
             --               --            --            --            --
            618           25,289           847         1,789            --
----------------------------------------------------------------------------
      4,913,115    1,654,630,229    11,829,782    42,511,828     3,197,943
----------------------------------------------------------------------------
          1,721            4,757         1,654         1,601         1,539
          7,071        2,212,600         9,309         7,797         4,099
             --               --            --            --            --
             11            1,668            13            54             8
          1,332               --        34,812            --            --
             --               --            --            --            --
          2,588          344,979         4,379        20,445         2,243
             --               --            --            --            --
             --           51,750            --            --            --
            823           82,795         1,946         6,815            --
             --           23,243            --         2,082            --
         16,218          150,421        19,096        15,076        12,524
----------------------------------------------------------------------------
         29,764        2,872,213        71,209        53,870        20,413
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
    $     1,353   $       55,990   $     2,393   $     2,008    $      407
      5,437,024    1,614,311,447    10,672,366    41,254,030     2,072,959
             --           47,585        (1,537)           --            --
         (1,621)              --            --        (1,323)       (1,479)
     (1,213,054)     (32,334,387)   (1,089,407)     (599,479)       69,476
        659,649       69,677,381     2,174,758     1,802,722     1,036,167
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
      1,352,752       48,308,909     2,393,313     1,022,459       407,471
             --        7,680,782            --       985,736            --
----------------------------------------------------------------------------
          $3.61           $29.50         $4.91        $21.23         $7.80
             --           $29.52            --        $21.05            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              81

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $  9,313         $5,728,255
  Dividends.................................................             --             17,712
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................          9,313          5,745,967
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         17,403             22,618
  Custody...................................................         13,906             62,415
  Investment advisory fees (Note 2).........................          2,104            437,192
  Trustees' fees............................................          2,090              3,658
  Administration fees (Note 2)..............................          1,403            194,307
  Transfer agency services (Notes 2 and 4)..................             43              5,119
  Shareholder communications (Note 4).......................            100             15,265
  Distribution plan fees (Notes 2 and 4)....................             --                 --
  License fee...............................................             --                 --
  Pricing fees..............................................             --                 --
  Other.....................................................          1,562              3,104
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         38,611            743,678
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Notes 2 and 8)...........        (32,725)            (1,772)
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................          5,886            741,906
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................          3,427          5,004,061
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions................................             --          2,077,481
     Futures contracts......................................             --           (454,564)
     Foreign currency transactions..........................             --            143,101
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................             --          1,766,018
-----------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
     Investments and futures contracts......................             --           (510,802)
     Foreign currencies.....................................             --             86,231
-----------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........             --           (424,571)
-----------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          1,341,447
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $  3,427         $6,345,508
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

82

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 2004

    ALL CAP           EQUITY           GROWTH        AGGRESSIVE       INTERNATIONAL
     VALUE            INDEX           & INCOME         GROWTH            EQUITY
      FUND          PORTFOLIO           FUND            FUND              FUND
-----------------------------------------------------------------------------------
    $  1,408       $    535,095       $ 4,507        $  41,581          $    409
      68,999         29,425,704       210,157          119,290            63,321
        (834)            (1,024)       (1,677)            (628)           (5,289)
-----------------------------------------------------------------------------------
      69,573         29,959,775       212,987          160,243            58,441
-----------------------------------------------------------------------------------
      18,154             28,098        19,405           19,842            21,362
      12,595             78,675        16,193           16,332            17,119
      22,413          3,679,362        47,422          188,355            26,583
       1,945             19,139         1,705            1,685             1,913
       9,961            883,047        21,077           55,964             3,773
          60             10,019            78              165                81
       5,383            110,363         5,805            6,483             3,807
          --            460,311            --           32,293                --
          --            147,179            --               --                --
          --                 --            --               --            11,046
       1,564              9,374         2,750            1,559             1,361
-----------------------------------------------------------------------------------
      72,075          5,425,567       114,435          322,678            87,045
        (185)            (3,534)       (1,374)            (517)           (1,483)
-----------------------------------------------------------------------------------
      71,890          5,422,033       113,061          322,161            85,562
-----------------------------------------------------------------------------------
      (2,317)        24,537,742        99,926         (161,918)          (27,121)
-----------------------------------------------------------------------------------
     184,128          3,683,969       336,947          505,017           294,928
          --          3,365,480            --               --                --
        (146)                --            --               --             1,032
-----------------------------------------------------------------------------------
     183,982          7,049,449       336,947          505,017           295,960
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,351        2,563,072           217,513
          --                 --            (2)              --               698
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,349        2,563,072           218,211
-----------------------------------------------------------------------------------
     265,119        131,498,402       793,296        3,068,089           514,171
-----------------------------------------------------------------------------------
    $262,802       $156,036,144       $893,222       $2,906,171         $487,050
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              83

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               MONEY MARKET PORTFOLIO
                                                              ------------------------
                                                                2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   3,427    $     2,102
  Net realized gain (loss)..................................         --             --
  Net change in unrealized appreciation/depreciation........         --             --
--------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,427          2,102
--------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (3,427)        (2,102)
--------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (3,427)        (2,102)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    311,293        222,429
  Net asset value of shares issued for reinvestment of
     dividends..............................................      3,427          2,102
  Cost of shares reacquired.................................   (427,547)    (1,105,190)
--------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (112,827)      (880,659)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (112,827)      (880,659)
NET ASSETS:
  Beginning of year.........................................    732,538      1,613,197
--------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 619,711    $   732,538
--------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................         --             --
  Includes accumulated net investment loss of:..............         --             --
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

84

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

       DIVERSIFIED STRATEGIC
         INCOME PORTFOLIO            ALL CAP VALUE FUND          EQUITY INDEX PORTFOLIO
    ---------------------------   ------------------------   -------------------------------
        2004           2003          2004         2003            2004             2003
--------------------------------------------------------------------------------------------
    $  5,004,061   $  4,921,110   $   (2,317)  $    (8,731)  $   24,537,742   $   15,379,224
       1,766,018      1,190,010      183,982      (243,464)       7,049,449        5,222,524
        (424,571)     3,303,191       81,137     1,851,389      124,448,953      260,858,767
--------------------------------------------------------------------------------------------
       6,345,508      9,414,311      262,802     1,599,194      156,036,144      281,460,515
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      12,777,163     17,292,798       71,722        96,128      219,053,115      189,536,793
       4,799,696      5,436,874           --            --       24,899,544       15,187,140
     (13,390,612)   (10,144,262)    (802,316)   (1,078,334)     (73,428,986)     (37,560,590)
--------------------------------------------------------------------------------------------
       4,186,247     12,585,410     (730,594)     (982,206)     170,523,673      167,163,343
--------------------------------------------------------------------------------------------
       5,732,059     16,562,847     (467,792)      616,988      301,660,273      433,436,718
      94,572,271     78,009,424    5,351,143     4,734,155    1,350,097,743      916,661,025
--------------------------------------------------------------------------------------------
    $100,304,330   $ 94,572,271   $4,883,351   $ 5,351,143   $1,651,758,016   $1,350,097,743
--------------------------------------------------------------------------------------------
       $(112,788)     $(458,348)          --            --          $47,585         $576,121
              --             --      $(1,621)      $(1,716)              --               --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              85

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 GROWTH & INCOME FUND
                                                              --------------------------
                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    99,926    $    27,897
  Net realized gain (loss)..................................      336,947       (309,233)
  Net change in unrealized appreciation/depreciation........      456,349      2,397,882
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      893,222      2,116,546
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (101,977)       (25,273)
  Net realized gains........................................           --             --
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (101,977)       (25,273)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    2,677,330      2,367,296
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................      101,977         25,273
  Cost of shares reacquired.................................   (1,681,850)    (1,390,807)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................    1,097,457      1,001,762
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    1,888,702      3,093,035
NET ASSETS:
  Beginning of year.........................................    9,869,871      6,776,836
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $11,758,573    $ 9,869,871
----------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................      $(1,537)          $968
  Includes accumulated net investment loss of:..............           --             --
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

86

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

     AGGRESSIVE GROWTH FUND     INTERNATIONAL EQUITY FUND
    -------------------------   -------------------------
       2004          2003          2004          2003
---------------------------------------------------------
    $  (161,918)  $  (110,696)  $  (27,121)   $  (17,676)
        505,017        34,057      295,960       242,129
      2,563,072     3,179,928      218,211       472,947
---------------------------------------------------------
      2,906,171     3,103,289      487,050       697,400
---------------------------------------------------------
             --            --           --            --
             --            --     (194,734)     (249,674)
---------------------------------------------------------
             --            --     (194,734)     (249,674)
---------------------------------------------------------
     25,873,371    11,636,864        1,614         8,693
             --            --      194,734       249,674
     (3,424,165)   (3,612,589)    (637,857)     (660,990)
---------------------------------------------------------
     22,449,206     8,024,275     (441,509)     (402,623)
---------------------------------------------------------
     25,355,377    11,127,564     (149,193)       45,103
     17,102,581     5,975,017    3,326,723     3,281,620
---------------------------------------------------------
    $42,457,958   $17,102,581   $3,177,530    $3,326,723
---------------------------------------------------------
             --            --           --            --
        $(1,323)      $(1,373)     $(1,479)      $(1,293)
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              87

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

MONEY MARKET FUND                                    2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
  Net investment income......................         0.005        0.002        0.005        0.029        0.052
  Dividends from net investment income.......        (0.005)      (0.002)      (0.005)      (0.029)      (0.052)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          0.49%        0.18%        0.52%        2.91%        5.32%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............          $620         $733       $1,613       $2,806       $2,777
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).............................          0.84%        0.95%        1.23%        1.25%        1.22%
  Net investment income......................          0.49         0.19         0.53         2.82         5.13
---------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO(4)            2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........         $9.15        $8.69        $9.13        $9.70       $10.44
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................          0.48         0.52         0.53         0.65         0.73
  Net realized and unrealized gain (loss)....          0.14         0.50        (0.11)       (0.36)       (0.45)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........          0.62         1.02         0.42         0.29         0.28
---------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income......................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
Total Dividends..............................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................         $9.30        $9.15        $8.69        $9.13       $ 9.70
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          6.74%       11.73%        4.84%        3.17%        2.80%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............      $100,304      $94,572      $78,009      $79,399      $70,142
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................          0.76%(5)     0.76%        0.87%        0.76%        0.78%
  Net investment income......................          5.15         5.73         5.82         6.86         7.40
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................            57%*         54%*        149%         118%         102%
---------------------------------------------------------------------------------------------------------------

(1)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)  The investment adviser and administrator voluntarily waived all or a portion of their fees and/or reimbursed expenses for the years ended
     December 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratios would have been 5.50%, 5.36%, 2.98%, 2.59% and 1.87%, respectively.
(3)  As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the investment adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4)  Per share amounts have been calculated using the monthly average shares method.
(5)  The investment adviser voluntarily waived a portion of its fees for the period ended December 31, 2004. If such fees were not voluntarily waived, the annualized expense ratio would have been substantially the same.
 *   Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been
     382% and 256% for the years ended December 31, 2004 and December 31, 2003, respectively.

88

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

       ALL CAP VALUE FUND -- CLASS I SHARES          2004(1)         2003(1)         2002(1)          2001        2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $3.42           $2.49           $6.10          $10.90      $12.06
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss).....................   (0.00)*         (0.00)*         (0.02)           0.29        0.52
  Net realized and unrealized gain (loss)..........    0.19            0.93           (1.75)          (1.91)       1.35
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    0.19            0.93           (1.77)          (1.62)       1.87
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................      --              --           (0.24)          (0.44)      (0.70)
  Net realized gains...............................      --              --           (1.60)          (2.74)      (2.33)
-----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................      --              --           (1.84)          (3.18)      (3.03)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $3.61           $3.42           $2.49          $ 6.10      $10.90
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    5.56%          37.35%         (30.65)%        (16.39)%     18.56%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................  $4,883          $5,351          $4,734          $8,676      $14,562
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    1.44%(3)        1.51%           1.86%           0.97%       0.91%
  Net investment income (loss).....................   (0.05)          (0.18)          (0.44)           2.58        2.74
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................      30%             27%             45%             40%          0%
-----------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO -- CLASS I SHARES(1)           2004           2003           2002           2001        2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................  $27.11         $21.41         $28.21         $32.40      $35.86
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................    0.47           0.34           0.32           0.34        0.36
  Net realized and unrealized gain (loss)..........    2.38           5.68          (6.57)         (4.26)      (3.61)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    2.85           6.02          (6.25)         (3.92)      (3.25)
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................   (0.46)         (0.32)         (0.55)         (0.27)      (0.19)
  Net realized gains...............................      --             --             --             --       (0.02)
--------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................   (0.46)         (0.32)         (0.55)         (0.27)      (0.21)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................  $29.50         $27.11         $21.41         $28.21      $32.40
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................   10.52%         28.11%        (22.17)%       (12.12)%     (9.09)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................  $1,425         $1,218           $831           $897        $820
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    0.34%(4)       0.34%          0.31%          0.23%       0.23%
  Net investment income............................    1.69           1.44           1.32           1.17        1.03
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................       1%             0%             2%             2%          2%
--------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)  The investment adviser voluntarily waived all or a portion of its management fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.45%.
(4)  The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *   Amount represents less than $0.01 per share.

                                                                              89

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

   EQUITY INDEX PORTFOLIO -- CLASS II SHARES (1)       2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $27.13         $21.43         $28.17         $32.36         $35.81
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................     0.42           0.28           0.24           0.27           0.26
  Net realized and unrealized gain (loss)..........     2.36           5.66          (6.54)         (4.26)         (3.59)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................     2.78           5.94          (6.30)         (3.99)         (3.33)
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................    (0.39)         (0.24)         (0.44)         (0.20)         (0.10)
  Net realized gains...............................       --             --             --             --          (0.02)
-------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................    (0.39)         (0.24)         (0.44)         (0.20)         (0.12)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $29.52         $27.13         $21.43         $28.17         $32.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    10.24%         27.74%        (22.37)%       (12.36)%        (9.32)%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................     $227           $132            $86            $97            $72
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................     0.59%(3)       0.60%          0.56%          0.49%          0.50%
  Net investment income............................     1.50           1.18           0.97           0.91           0.76
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        1%             0%             2%             2%             2%
-------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect fee voluntary waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)  The investment adviser voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.

90

     ---------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS (CONTINUED)
     For a share of each class of beneficial interest outstanding throughout each year ended December 31:

    GROWTH & INCOME FUND -- CLASS I SHARES          2004(1)       2003(1)        2002         2001         2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $4.57         $3.52         $4.90        $7.92       $16.47
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.04          0.01          0.00*        0.03         0.17
  Net realized and unrealized gain (loss).....         0.34          1.05         (1.14)       (1.04)        0.03
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         0.38          1.06         (1.14)       (1.01)        0.20
-----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................        (0.04)        (0.01)        (0.02)       (0.12)       (0.32)
  Net realized gains..........................           --            --         (0.22)       (1.89)       (8.43)
-----------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............        (0.04)        (0.01)        (0.24)       (2.01)       (8.75)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $4.91         $4.57         $3.52        $4.90       $ 7.92
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         8.38%        30.16%       (23.35)%     (13.14)%       4.52%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $11,759        $9,870        $6,777      $11,087      $16,159
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.07%(3)      1.27%         1.36%        0.94%        0.91%
  Net investment income.......................         0.95          0.36          0.04         0.31         1.08
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................           83%           63%           46%          81%          55%
-----------------------------------------------------------------------------------------------------------------

   AGGRESSIVE GROWTH FUND -- CLASS I SHARES         2004(1)       2003(1)       2002(1)       2001(1)(4)       2000(4)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $19.46        $13.89        $25.98         $178.99        $231.77
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................        (0.09)        (0.19)        (0.25)          (0.50)         (2.17)
  Net realized and unrealized gain (loss).....         1.86          5.76         (8.18)          (9.85)         66.22
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         1.77          5.57         (8.43)         (10.35)         64.05
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions...........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $21.23        $19.46        $13.89         $ 25.98        $178.99
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         9.10%        40.10%       (32.65)%         (5.32)%        27.27%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $21,706       $11,684        $5,975         $12,745        $18,646
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.04%(5)      1.56%         1.56%           1.18%          1.18%
  Net investment loss.........................        (0.47)        (1.16)        (1.25)          (0.97)         (0.90)
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            4%            3%            4%              0%           122%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment adviser voluntarily waived all or a portion of its fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.09%.
(4) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(5) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *  Amount represents less than $0.01 per share.

                                                                              91

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For the share of each class of beneficial interest outstanding throughout each year or period ended December 31:

        AGGRESSIVE GROWTH FUND -- CLASS II SHARES(1)               2004        2003(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $19.35       $15.64
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.......................................        (0.14)       (0.13)
  Net realized and unrealized gain..........................         1.84         3.84
--------------------------------------------------------------------------------------
Total Income From Operations................................         1.70         3.71
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $21.05       $19.35
--------------------------------------------------------------------------------------
TOTAL RETURN(3).............................................         8.79%       23.72%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................      $20,752       $5,419
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................         1.28%(4)     1.64%+
  Net investment loss.......................................        (0.70)       (1.25)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................            4%           3%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period May 12, 2003 (inception date) to December 31, 2003.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

92

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

  INTERNATIONAL EQUITY FUND -- CLASS I SHARES         2004(1)       2003       2002(1)      2001(1)(2)      2000(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $7.10        $6.11       $9.11        $192.64        $331.20
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................       (0.06)       (0.03)      (0.07)         (0.05)         (1.92)
  Net realized and unrealized gain (loss).......        1.27         1.59       (1.87)        (59.15)        (53.92)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............        1.21         1.56       (1.94)        (59.20)        (55.84)
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.........................          --           --          --             --          (9.44)
  Net realized gains............................       (0.51)       (0.57)      (1.06)       (124.33)        (73.28)
-------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions...............       (0.51)       (0.57)      (1.06)       (124.33)        (82.72)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $7.80        $7.10       $6.11        $  9.11        $192.64
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3).................................       17.04%       25.63%     (21.82)%       (30.80)%       (18.90)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $3,178       $3,327      $3,282         $5,554        $11,022
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................        2.74%(4)     2.60%       2.54%          1.41%          1.41%
  Net investment loss...........................       (0.87)       (0.57)      (0.92)         (0.23)         (0.78)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          20%          30%         28%             0%             1%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 2.78%.

                                                                              93

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"),
Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value
Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable
Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable
Aggressive Growth Fund ("Aggressive Growth Fund") (formerly known as Salomon
Brothers Variable Emerging Growth Fund) and Salomon Brothers Variable
International Equity Fund ("International Equity Fund") ("Fund(s)") are separate diversified investment funds of the Greenwich Street Series Fund ("Trust"). The
Trust, a Massachusetts business trust, is registered under the Investment
Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION.  Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the
NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sale price was reported and U.S. government and agency obligations are valued at the mean between the closing bid and asked prices. Debt securities are valued at the mean between the quoted bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value. Money market instruments are valued at amortized cost, in accordance with
Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Money Market
Fund's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (B) REPURCHASE AGREEMENTS.  When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS.  Certain Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds typically enter into such contracts to hedge a portion of the portfolio or as a substitution for buying and selling securities and as a cashflow management technique. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contract involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) FORWARD FOREIGN CURRENCY CONTRACTS.  Certain Funds may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on

94

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (E) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS.  Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions.
Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     (F) MORTGAGE DOLLAR ROLLS.  Certain Funds may enter into mortgage dollar roll transactions. A Fund enters into dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity)
securities to settle on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the price of securities repurchased. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the similar securities.

     (G) LOAN PARTICIPATIONS.  Certain Funds may invest in loans arranged through private negotiation between one or more financial institutions. A Fund's investment in any such loans may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loans in which it has purchased the participation. As a result, a
Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     (H) CONCENTRATION OF RISK.  Under normal market conditions, the Money
Market Fund invests at least 25% of its assets in short-term bank instruments.
Because of its concentration policy, the Fund may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

     (I) CREDIT AND MARKET RISK.  Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk.
The Funds' investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments.
Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S.
dollar can significantly affect the value of the investments and earnings of the
Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     (J) SECURITY TRANSACTIONS AND INVESTMENT INCOME.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium or accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence.
The cost of investments sold is determined by use of the specific identification method.

                                                                              95

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (K) FOREIGN CURRENCY TRANSLATION.  The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.  For the Money Market Fund
dividends from net investment income, if any, are declared daily and paid on a monthly basis and distributions from net realized gains, if any, are declared at least annually. Dividends from net investment income and distributions from net realized gains to shareholders for the Diversified Strategic Income Portfolio,
Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth &
Income Fund and International Equity Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

     (M) CLASS ACCOUNTING.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of certain Funds on the basis of daily net assets of each class.
Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

     (N) FEDERAL AND OTHER TAXES.  It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (O) RECLASSIFICATION.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, Diversified Strategic Income
Portfolio has reclassified $141,195 between accumulated net realized loss from investment transactions and overdistributed net investment income due to foreign currency transactions treated as ordinary income and income from mortgage-backed securities treated as capital gain/loss for tax purposes. All Cap Value Fund has reclassified $2,558 between paid-in-capital and accumulated net investment loss due to a tax operating loss and $146 between accumulated net investment loss and accumulated net realized loss from investment transactions due to book foreign currency transactions treated as ordinary loss for tax purposes. Equity Index
Portfolio has reclassified $166,734 between undistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from Real Estate Investment Trusts
("REITs"). Growth & Income Fund has reclassified $770 between overdistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from
REITs and $316 between paid-in capital and overdistributed net investment income due to a taxable overdistribution. Aggressive Growth Fund has reclassified
$161,968 between paid-in-capital and accumulated net investment loss due to a tax net operating loss. International Equity Fund has reclassified $16,840 between paid-in capital and accumulated net investment loss due to a tax net operating loss and $35 between accumulated net investment loss and paid-in capital due to distributions paid in connection with the redemption of fund shares. Also, $10,130 was reclassified between accumulated net realized gain from investment transactions and accumulated net investment loss due to a tax net operating loss offset against short-term capital gains for tax purposes and book foreign currency transactions treated as ordinary income for tax purposes.
These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER
TRANSACTIONS

     The Trust, on behalf of the Money Market Fund, All Cap Value Fund, Growth &
Income Fund, Aggressive Growth Fund and International Equity Fund, has entered into investment advisory agreements with Salomon Brothers Asset Management Inc
("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup").
The Trust, on behalf of the Diversified Strategic Income Portfolio, has entered into an investment advisory agreement with Smith Barney Fund Management LLC
("SBFM"), another indirect wholly-owned subsidiary of Citigroup. The Trust, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup.

96

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Under each investment advisory agreement, the Fund pays an investment advisory fee calculated at an annual rate of each respective Fund's average daily net assets. These fees are calculated daily and paid monthly.

     The respective advisers and the annual rates are as follows:

                                                                                   ADVISORY
                                                         ADVISER                   FEE RATE
-------------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc       0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC            0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc       0.45
Equity Index Portfolio                   Travelers Investment Management Company     0.25
International Equity Fund                Salomon Brothers Asset Management Inc       0.85
-------------------------------------------------------------------------------------------

     Citigroup Asset Management Ltd. ("CAM Ltd.") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Fund's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to CAM Ltd.

     The Board of Trustees of the Trust approved amendments to the Advisory
Agreement between the Trust, on behalf of the Growth & Income Fund and the
Aggressive Growth Fund, and SBAM. Effective August 1, 2004, the advisory fee for the Growth & Income Fund and the Aggressive Growth Fund, which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

GROWTH & INCOME FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $1 billion............................................    0.450%
Next $1 billion.............................................    0.425%
Next $1 billion.............................................    0.400%
Next $1 billion.............................................    0.375%
Over $4 billion.............................................    0.350%
----------------------------------------------------------------------

AGGRESSIVE GROWTH FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $5 billion............................................    0.600%
Next $2.5 billion...........................................    0.575%
Next $2.5 billion...........................................    0.550%
Over $10 billion............................................    0.500%
----------------------------------------------------------------------

     The Trust, on behalf of each Fund, has also entered into administration agreements with SBFM. Under the agreements, each Fund pays an administration fee calculated at an annual rate of 0.20% of each Fund's respective average daily net assets; except for the Equity Index Portfolio, Growth & Income Fund and
International Equity Fund. The Equity Index Portfolio pays an administration fee calculated at an annual rate of 0.06% of its average daily net assets. These fees are calculated daily and paid monthly.

     The Board of Trustees of the Trust approved amendments to the
Administration Agreement between the Trust, on behalf of the Growth & Income
Fund and SBFM. Effective August 1, 2004, the administration fee for the Growth &
Income Fund,

                                                                              97

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

                                                              ADMINISTRATION
                     AVERAGE NET ASSETS                          FEE RATE
----------------------------------------------------------------------------
First $1 billion............................................       0.200%
Next $1 billion.............................................       0.175%
Next $1 billion.............................................       0.150%
Next $1 billion.............................................       0.125%
Over $4 billion.............................................       0.100%
----------------------------------------------------------------------------

     The Board of Trustees of the Trust approved amendments to the
Administration Agreement between the Trust, on behalf of the International
Equity Fund, and SBFM. Effective August 1, 2004, the International Equity Fund
will no longer pay an administration fee. Prior to August 1, 2004, International
Equity Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund's daily average net assets. This fee was calculated daily and paid monthly.

     During the year ended December 31, 2004, the Money Market Fund had a voluntary expense limitation in place of 1.25%. In addition, investment advisory and administration fees were waived and other expenses were reimbursed in order to maintain a minimum yield threshold. Collectively, these arrangements resulted in waived investment advisory fees and administration fees of $552 and $1,403, respectively, and expense reimbursements of $29,218. These arrangements can be terminated at any time by SBFM. In addition, SBFM voluntarily waived a portion of its fees amounting to $1,552, $1,772, $185, $3,534, $1,374, $517, $1,483 for
the Money Market Fund, Diversified Strategic Income Portfolio, All Cap Value
Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund and
International Equity Fund, respectively.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Funds paid transfer agent fees totaling
$15,202 to CTB. The totals for each Fund were as follows:

                                                              TRANSFER AGENT
----------------------------------------------------------------------------
Money Market Fund...........................................      $   22
Diversified Strategic Income Portfolio......................       5,000
All Cap Value Fund..........................................          40
Equity Index Portfolio......................................      10,000
Growth & Income Fund........................................          49
Aggressive Growth Fund......................................          59
International Equity Fund...................................          32
----------------------------------------------------------------------------

     Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Trust's distributor.

     The Trust, on behalf of the All Cap Value Fund, Equity Index Portfolio,
Growth & Income Fund, Aggressive Growth Fund and International Equity Fund,
adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Funds'
Class II shares. The Plan provides that the Trust, on behalf of the Funds, shall pay CGM a fee up to 0.25% of the average daily net assets of the Fund attributable to Class II shares. As of December 31, 2004, the All Cap Value,
Growth & Income Fund and International Equity Fund had not issued any Class II shares.

     For the year ended December 31, 2004, brokerage commissions of $30, $15 and
$500 were paid by the All Cap Value Fund, Growth & Income Fund and Aggressive
Growth Fund, respectively, to CGM and its affiliates.

     No officer, Trustee or employee of CGM or any of the Funds' advisers or sub-advisers, or its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

98

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

                                                               PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $ 58,889,888   $52,336,909
All Cap Value Fund..........................................     1,482,749     2,259,296
Equity Index Portfolio......................................   150,425,935    17,887,715
Growth & Income Fund........................................     9,442,502     8,569,414
Aggressive Growth Fund......................................    21,572,518     1,056,572
International Equity Fund...................................       613,653     1,381,357
----------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                            APPRECIATION   DEPRECIATION     APPRECIATION
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 4,489,616    $    (764,934)   $ 3,724,682
All Cap Value Fund........................................      808,586         (171,762)       636,824
Equity Index Portfolio....................................  272,850,475     (205,206,487)    67,643,988
Growth & Income Fund......................................    2,217,602         (242,587)     1,975,015
Aggressive Growth Fund....................................    5,207,145       (3,404,423)     1,802,722
International Equity Fund.................................    1,103,838          (69,258)     1,034,580
---------------------------------------------------------------------------------------------------------

     At December 31, 2004, the Diversified Strategic Income Portfolio and Equity
Index Portfolio had the following open futures contracts:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                              NUMBER OF   EXPIRATION     BASIS        MARKET     UNREALIZED
                                              CONTRACTS      DATE        VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
U.S. Treasury 20 Year Bonds.................     22          3/05      $2,468,549   $2,475,000     $ 6,451
------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
U.S. Treasury 2 Year Notes..................     25          3/05       5,243,698    5,239,844       3,854
U.S. Treasury 5 Year Notes..................     24          3/05       2,637,423    2,628,750       8,673
U.S. Treasury 10 Year Notes.................     24          3/05       2,698,703    2,686,500      12,203
------------------------------------------------------------------------------------------------------------
                                                                                                    24,730
------------------------------------------------------------------------------------------------------------
NET UNREALIZED GAIN ON OPEN
  FUTURES CONTRACTS.........................                                                       $31,181
------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

                                             NUMBER OF   EXPIRATION      BASIS        MARKET      UNREALIZED
                                             CONTRACTS      DATE         VALUE         VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
S&P 500 Index..............................    207          3/05      $62,137,881   $62,808,975    $671,094
------------------------------------------------------------------------------------------------------------

                                                                              99

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2004, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                            LOCAL       MARKET        SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                      CURRENCY      VALUE            DATE         LOSS
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Euro....................................................  5,612,771   $5,663,913       2/24/05      $(51,142)
Swedish Krona...........................................  2,564,778    2,574,168       2/24/05        (9,390)
-------------------------------------------------------------------------------------------------------------
NET UNREALIZED LOSS ON OPEN FORWARD FOREIGN CURRENCY
  CONTRACTS.............................................                                            $(60,532)
-------------------------------------------------------------------------------------------------------------

     During the year ended December 31, 2004, Diversified Strategic Income
Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $300,772,414. For the year ended December 31, 2004, the Fund recorded interest income of $893,057 related to such transactions. At December 31, 2004, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $30,681,811 for scheduled settlements on January 13, 2005.

     4.  CLASS SPECIFIC EXPENSES

     Pursuant to a Rule 12b-1 Distribution Plan, the Equity Index Portfolio,
Aggressive Growth Fund, All Cap Value Fund, Growth & Income Fund and
International Equity Fund each pay a distribution fee calculated at an annual rate of 0.25% of the average daily net assets of Class II shares for each respective Fund. As of December 31, 2004, no Class II shares were issued for All
Cap Value Fund, Growth & Income Fund and International Equity Fund. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................       --   $460,311
Aggressive Growth Fund......................................       --     32,293
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $5,010     $5,009
Aggressive Growth Fund......................................      88         77
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $91,434   $18,929
Aggressive Growth Fund......................................    3,050     3,433
--------------------------------------------------------------------------------

     5.  DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS BY CLASS

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Net investment income.......................................     $     3,427         $     2,102
----------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Net investment income.......................................     $ 4,799,696         $ 5,436,874
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Net investment income.......................................     $21,936,892         $14,014,952
----------------------------------------------------------------------------------------------------

100

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Net investment income.......................................     $ 2,962,652         $ 1,172,188
----------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND -- CLASS I SHARES
Net investment income.......................................     $   101,977         $    25,273
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Net realized gains..........................................     $   194,734         $   249,674
----------------------------------------------------------------------------------------------------

For the years ended December 31, 2004 and 2003, the All Cap Value Fund and
Aggressive Growth Fund did not make any distributions.

     6.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The All Cap
Value Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund
and International Equity Fund have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     On August 30, 2002, the All Cap Value Fund, Aggressive Growth Fund, Growth
& Income Fund and International Equity Portfolio created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated as Class I shares. As of December 31, 2004, the All Cap Value Fund, Growth & Income Fund
and International Equity Portfolio had not issued any Class II shares.

     Transactions in shares for each Fund were as follows:

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
MONEY MARKET FUND
Shares sold.......................................     311,293   $    311,293      222,429   $    222,429
Shares issued on reinvestment.....................       3,427          3,427        2,102          2,102
Shares reacquired.................................    (427,547)      (427,547)  (1,105,190)    (1,105,190)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (112,827)  $   (112,827)    (880,659)  $   (880,659)
=========================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.......................................   1,370,414   $ 12,777,163    1,873,396   $ 17,292,798
Shares issued on reinvestment.....................     517,828      4,799,696      594,395      5,436,874
Shares reacquired.................................  (1,436,108)   (13,390,612)  (1,107,748)   (10,144,262)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     452,134   $  4,186,247    1,360,043   $ 12,585,410
=========================================================================================================
ALL CAP VALUE FUND -- CLASS I SHARES
Shares sold.......................................      21,044   $     71,722       31,746   $     96,128
Shares reacquired.................................    (231,594)      (802,316)    (369,115)    (1,078,334)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (210,550)  $   (730,594)    (337,369)  $   (982,206)
=========================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.......................................   4,668,053   $129,139,424    6,952,287   $163,274,558
Shares issued on reinvestment.....................     743,910     21,936,892      519,680     14,014,952
Shares reacquired.................................  (2,029,271)   (56,382,704)  (1,350,322)   (31,299,860)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   3,382,692   $ 94,693,612    6,121,645   $145,989,650
=========================================================================================================

                                                                             101

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.......................................   3,314,334   $ 89,913,691    1,098,075   $ 26,262,235
Shares issued on reinvestment.....................     100,387      2,962,652       43,431      1,172,188
Shares reacquired.................................    (610,686)   (17,046,282)    (269,437)    (6,260,730)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   2,804,035   $ 75,830,061      872,069   $ 21,173,693
=========================================================================================================
GROWTH & INCOME FUND -- CLASS I SHARES
Shares sold.......................................     578,485   $  2,677,330      582,809   $  2,367,296
Shares issued on reinvestment.....................      20,749        101,977        5,543         25,273
Shares reacquired.................................    (367,287)    (1,681,850)    (352,818)    (1,390,807)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     231,947   $  1,097,457      235,534   $  1,001,762
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS I SHARES
Shares sold.......................................     523,041   $ 10,418,783      268,051   $  4,743,449
Shares reacquired.................................    (101,052)    (2,029,612)     (97,825)    (1,675,342)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     421,989   $  8,389,171      170,226   $  3,068,107
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS II SHARES
Shares sold.......................................     777,437   $ 15,454,588      385,096   $  6,893,415
Shares reacquired.................................     (71,755)    (1,394,553)    (105,042)    (1,937,247)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     705,682   $ 14,060,035      280,054   $  4,956,168
=========================================================================================================
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Shares sold.......................................         215   $      1,614        1,310   $      8,693
Shares issued on reinvestment.....................      25,030        194,734       35,264        249,674
Shares reacquired.................................     (86,286)      (637,857)    (105,364)      (660,990)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................     (61,041)  $   (441,509)     (68,790)  $   (402,623)
=========================================================================================================

* For Aggressive Growth Fund -- Class II Shares, transactions are for the period
  May 15, 2003 (inception date) to December 31, 2003.

     7.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended
December 31, 2004 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $3,427         $4,799,696      $24,899,544       $101,977                   --
  Net long-term capital
     gains................         --                 --               --             --             $194,734
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $3,427         $4,799,696      $24,899,544       $101,977             $194,734
-------------------------------------------------------------------------------------------------------------------

     The character of distributions paid during the fiscal year ended December
31, 2003 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $2,102         $5,436,874      $15,187,140        $25,273                   --
  Net long-term capital
     gains................         --                 --               --             --             $249,674
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $2,102         $5,436,874      $15,187,140        $25,273             $249,674
-------------------------------------------------------------------------------------------------------------------

102

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the years ended December 31, 2004 and 2003, the All Cap Value Fund and
Aggressive Growth Fund did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  DIVERSIFIED
                                 MONEY MARKET   STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME
                                     FUND          PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Undistributed ordinary
  income -- net................    $ 1,159        $   301,097       $        --    $     51,506     $       --
Undistributed long-term capital
  gains -- net.................         --                 --                --              --             --
-----------------------------------------------------------------------------------------------------------------
Total undistributed earnings...      1,159            301,097                --          51,506             --
Capital loss carryforward(1)...         --         (8,444,579)       (1,169,194)    (30,303,104)      (889,664)
Other book/tax temporary
  differences(2)...............     (1,159)          (531,337)          (22,656)       (672,905)        (1,537)
Unrealized appreciation(3).....         --          3,713,406           636,824      68,315,082      1,975,015
-----------------------------------------------------------------------------------------------------------------
Total Accumulated Earnings
  (Losses).....................    $    --        $(4,961,413)      $  (555,026)   $ 37,390,579     $1,083,814
-----------------------------------------------------------------------------------------------------------------

                                                              AGGRESSIVE    INTERNATIONAL EQUITY
                                                              GROWTH FUND           FUND
------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net........................  $       --         $       --
Undistributed long-term capital gains -- net................          --             69,476
------------------------------------------------------------------------------------------------
Total undistributed earnings................................          --             69,476
Capital loss carryforward(1)................................    (595,724)                --
Other book/tax temporary differences(2).....................      (5,078)            (1,479)
Unrealized appreciation(3)..................................   1,802,722          1,036,167
------------------------------------------------------------------------------------------------
Total Accumulated Earnings (Losses).........................  $1,201,920         $1,104,164
------------------------------------------------------------------------------------------------

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                            DIVERSIFIED
                          STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME   AGGRESSIVE
YEAR OF EXPIRATION           PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO      GROWTH FUND
---------------------------------------------------------------------------------------------------------
12/31/2008..............     $1,781,808               --              --             --              --
12/31/2009..............      4,543,816               --              --             --              --
12/31/2010..............      2,118,955       $  897,281     $30,303,104       $244,984        $595,724
12/31/2011..............             --          271,913              --        644,680              --
---------------------------------------------------------------------------------------------------------
                             $8,444,579       $1,169,194     $30,303,104       $889,664        $595,724
---------------------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the differences in the book/tax treatment of various items.

(3) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax cost basis on real-estate investment trusts.

     8.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the
Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup
Asset Management ("CAM"), the Citigroup business unit that includes the funds'
investment manager and other investment advisory companies; Citicorp Trust Bank
("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

                                                                             103

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various
CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005,
Citigroup stated that it had established an aggregate reserve of $196 million
($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     9.  LEGAL MATTERS

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the
"Distributor") and a number of its affiliates, including Smith Barney Fund
Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"),
substantially all of the mutual funds managed by the Advisers, including the
Fund (the "Funds"), and directors or trustees of the Funds (collectively, the
"Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and
Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging
Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys'
fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint")
was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the
Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

104

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers Variable Money Market Fund,
Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value
Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund,
Salomon Brothers Variable Aggressive Growth Fund (formerly Salomon Brothers
Variable Emerging Growth Fund) and Salomon Brothers Variable International
Equity Fund of Greenwich Street Series Fund ("Trust") as of December 31, 2004,
and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Salomon Brothers Variable Money Market Fund, Diversified Strategic Income
Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio,
Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable
Aggressive Growth Fund and Salomon Brothers Variable International Equity Fund
of Greenwich Street Series Fund as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

                                                                             105

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of
Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent
(Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
NON-INTERESTED TRUSTEES:
Dwight B. Crane                     Trustee        Since   Professor, Harvard Business           50                None
Harvard Business School                            1995    School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett                     Trustee        Since   President of Dorsett McCabe           27                None
The Stratford #702                                 1991    Capital Management Inc. (from
5601 Turtle Bay Drive                                      1986 to 2004); Chief Investment
Naples, FL 34108                                           Officer of Leeb Capital
Birth Year: 1930                                           Management, Inc. (from 1999 to
                                                           2003)
Elliot S. Jaffe                     Trustee        Since   Chairman of the Board of The          27       The Dress Barn, Inc.
The Dress Barn, Inc.                               1991    Dress Barn, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman                  Trustee        Since   Attorney                              51                None
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive Officer of            27                None
P.O. Box 5388                                      1991    Performance Learning Systems
West Lebanon, NH 03784
Birth Year: 1932

INTERESTED TRUSTEE:
R. Jay Gerken**                    Chairman,       Since   Managing Director of Citigroup       219                None
Citigroup Asset Management       President and     2002    Global Markets Inc. ("CGM");
("CAM")                              Chief                 Chairman, President and Chief
399 Park Avenue                    Executive               Executive Officer of Smith
4th Floor                           Officer                Barney Fund Management LLC
New York, NY 10022                                         ("SBFM"), Travelers Investment
Birth Year: 1951                                           Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc. ("CFM");
                                                           President and Chief Executive
                                                           Officer of certain mutual funds
                                                           associated with Citigroup Inc.
                                                           ("Citigroup"); Formerly,
                                                           Portfolio Manager of Smith
                                                           Barney Allocation Series Inc.
                                                           (from 1996 to 2001) and Smith
                                                           Barney Growth and Income Fund
                                                           (from 1996 to 2000)

106

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
OFFICERS:
Andrew B. Shoup                   Senior Vice      Since   Director of CAM; Senior Vice         N/A                 N/A
CAM                                President       2003    President and Chief
125 Broad Street                   and Chief               Administrative Officer of mutual
11th Floor                       Administrative            funds associated with Citigroup;
New York, NY 10004                  Officer                Head of International Funds
Birth Year: 1956                                           Administration of CAM (from 2001
                                                           to 2003); Director of Global
                                                           Funds Administration of CAM
                                                           (from 2000 to 2001); Head of
                                                           U.S. Citibank Funds
                                                           Administration of CAM (from 1998
                                                           to 2000)
Kaprel Ozsolak                       Chief         Since   Vice President of CGM; Chief         N/A                 N/A
CAM                                Financial       2004    Financial Officer and Treasurer
125 Broad Street 11th Floor       Officer and              of certain mutual funds
New York, NY 10004                 Treasurer               associated with Citigroup;
Birth Year: 1965                                           Controller of certain funds
                                                           associated with Citigroup (from
                                                           2002 to 2004)
Olivier Asselin                  Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
Citigroup Asset Management       and Investment    2002
Limited ("CAM Ltd")                 Officer
Citigroup Centre
Canada Square
Canary Wharf, London
E14 5LB
Birth Year: 1963

Kevin Caliendo                   Vice President    Since   Managing Director of CGM             N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBFM
399 Park Avenue                     Officer
New York, NY 10022
Birth Year: 1970

Richard A. Freeman               Vice President    Since   Managing Director of CGM and         N/A                 N/A
CAM                              and Investment    2004    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1953

John G. Goode                    Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    1993    Investment Officer of SBFM
One Sansome Street                  Officer
36th Floor
San Francisco, CA 94104
Birth Year: 1944

Martin R. Hanley                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2001    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1965

Michael A. Kagan                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2000    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

John Lau                         Vice President    Since   Investment Officer of TIMCO          N/A                 N/A
TIMCO                            and Investment    2000
100 First Stamford Place            Officer
7th Floor
Stamford CT 06902
Birth Year: 1965

                                                                             107

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
Roger M. Lavan                   Vice President    Since   Managing Director of Salomon         N/A                 N/A
CAM                              and Investment    2002    Brothers Asset Management Inc
399 Park Avenue                     Officer                ("SBAM")
4th Floor
New York, NY 10022
Birth Year: 1963

Beth A. Semmel, CFA              Vice President    Since   Managing Director of SBAM            N/A                 N/A
CAM                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

Peter J. Wilby, CFA              Vice President    Since   Managing Director and Chief          N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBAM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1958

David M. Zahn                    Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
CAM Ltd                          and Investment    2002
Citigroup Centre                    Officer
Canada Square
7th Floor
Canary Wharf, London
E14 5LB
Birth Year: 1970

Andrew Beagley                       Chief         Since   Director of CGM (since 2000);        N/A                 N/A
CAM                                Anti-Money      2002    Director of Compliance, North
399 Park Avenue                    Laundering              America, CAM (since 2000); Chief
4th Floor                          Compliance              Anti-Money Laundering Compliance
New York, NY 10022                  Officer                Officer, Chief Compliance
Birth Year: 1962                                           Officer and Vice President of
                                     Chief         Since   certain mutual funds associated
                                   Compliance      2004    with Citigroup; Director of
                                    Officer                Compliance, Europe, the Middle
                                                           East and Africa, CAM (from 1999
                                                           to 2000); Chief Compliance
                                                           Officer, SBFM, CFM, TIA, Salomon
                                                           Brothers Asset Management
                                                           Limited, Smith Barney Global
                                                           Capital Management Inc.
Robert I. Frenkel                Secretary and     Since   Managing Director and General        N/A                 N/A
CAM                               Chief Legal      2003    Counsel of Global Mutual Funds
300 First Stamford Place            Officer                for CAM and its predecessor
4th Floor                                                  (since 1994); Secretary and
Stamford, CT 06902                                         Chief Legal Officer of mutual
Birth Year: 1954                                           funds associated with Citigroup

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

 **Mr. Gerken is an "interested person" of the Trust as defined in the
   Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

108

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                               DIVERSIFIED STRATEGIC       EQUITY INDEX
                                           MONEY MARKET FUND     INCOME PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------
Record Date..............................         Daily        6/24/2004  12/27/2004  6/24/2004   12/27/2004
Payable Date.............................       Monthly        6/25/2004  12/28/2004  6/25/2004   12/28/2004
------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
  Received Deduction for Corporations....            --            1.43%          --    100.00%      100.00%
------------------------------------------------------------------------------------------------------------
Interest from Federal Obligations........        51.85%               --          --         --           --
------------------------------------------------------------------------------------------------------------

                                                                                     SALOMON BROTHERS
                                                                SALOMON BROTHERS         VARIABLE
                                                                 VARIABLE GROWTH      INTERNATIONAL
                                                                 AND INCOME FUND     EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------
Record Date.................................................  6/24/2004  12/27/2004     12/27/2004
Payable Date................................................  6/25/2004  12/28/2004     12/28/2004
-----------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received
  Deduction for Corporations................................    100.00%     100.00%             --
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gains.....................................         --          --        $0.5083
-----------------------------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

                                                                             109

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

TRUSTEES

Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Oliver Asselin
Vice President and
Investment Officer

Kevin Caliendo
Vice President and
Investment Officer

Richard A. Freeman
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Martin R. Hanley
Vice President and
Investment Officer

Michael A. Kagan
Vice President and
Investment Officer

John Lau
Vice President and
Investment Officer

Roger M. Lavan
Vice President and
Investment Officer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

David M. Zahn
Vice President and
Investment Officer
OFFICERS (CONT'D.)

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISERS

Smith Barney Fund Management LLC
Salomon Brothers Asset Management Inc
Travelers Investment Management Company

ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

SUB-TRANSFER AGENT

PFPC Inc.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

EQUITY INDEX PORTFOLIO

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

The Funds are separate investment funds of the Greenwich Street Series Fund, a
Massachusetts business trust.

                                        This report is submitted for the general
                                        information of the owners of the
                                        Greenwich Street Series Fund and is not
                                        for use with the general public.

                                        THIS REPORT MUST BE PRECEDED OR
                                        ACCOMPANIED BY A FREE PROSPECTUS.
                                        INVESTORS SHOULD CONSIDER THE FUNDS'
                                        INVESTMENT OBJECTIVES, RISKS, CHARGES
                                        AND EXPENSES CAREFULLY BEFORE INVESTING.
                                        THE PROSPECTUS CONTAINS THIS AND OTHER
                                        INFORMATION ABOUT THE FUNDS. PLEASE READ
                                        THE PROSPECTUS CAREFULLY BEFORE
                                        INVESTING.

                                        Information on how the Funds voted
                                        proxies relating to portfolio securities
                                        during the 12-month period ended June
                                        30, 2004 and a description of the
                                        policies and procedures that the Funds
                                        use to determine how to vote proxies
                                        relating to portfolio securities is
                                        available (1) without charge, upon
                                        request, by calling 1-800-451-2010, (2)
                                        on the Funds' website at
                                        www.citigroupAM.com and (3) on the SEC's
                                        website at www.sec.gov.

                                        The Funds file their complete schedule
                                        of portfolio holdings with Securities
                                        Exchange Commission for the first and
                                        third quarters of each fiscal year on
                                        Form N-Q. The Funds' Forms N-Q are
                                        available on the Commission's website at
                                        www.sec.gov. The Funds' Forms N-Q may be
                                        reviewed and copied at the Commission's
                                        Public Reference Room in Washington
                                        D.C., and information on the operation
                                        of the Public Reference Room may be
                                        obtained by calling 1-800-SEC-0330. To
                                        obtain information on Form N-Q from the
                                        Funds, shareholders can call
                                        1-800-451-2010.

                                        S-6223 P (2/05)                  05-7904

PART C

OTHER INFORMATION

Item 15. Indemnification—Reference is made to Section 9 of the Agreement and Plan of Reorganization and to the Registrant’s Articles of Incorporation dated February 18, 1994, as amended. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (investment adviser and administrator to the Registrant’s Social Awareness Stock Portfolio) and affiliated investment companies. The response to this item is further incorporated by reference to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission on February 23, 1994 (File Nos. 33-75644 and 811-08372).

ITEM 16. EXHIBITS

1(a) Registrant’s Articles of Incorporation dated as of February 18, 1994 are incorporated by reference to the Registration Statement filed on February 23, 1994.

1(b) Amendments to Articles of Incorporation dated as of May 26, 1994 and June 7, 1994 are incorporated by reference to Pre-Effective Amendment No. 1 filed on June 10, 1994.

1(c) Amendments to Articles of Incorporation dated as of February 17, 1999 and February 24, 1999 are incorporated by reference to Post-Effective Amendment No. 11 filed on February 26, 1999.

1(d) Amendments to Articles of Incorporation dated as of June 9, 1999 and October 13, 1999 are incorporated by reference to Post-Effective Amendment No. 13 filed on February 25, 2000.

1(e) Amendments to Articles of Incorporation dated as of July 28, 2000 are incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

1(f) Amendments to Articles of Incorporation dated as of March 14, 2002 are incorporated by reference to Post-Effective Amendment No. 17 filed on February 27, 2003.

1(g) Articles Supplementary to Articles of Incorporation dated as of May 28, 2003 and Amendments to Articles of Incorporation dated as of July 1, 2003 are incorporated by reference to Post-Effective Amendment No. 20 filed on July 2, 2003.

1(h) Articles Supplementary to Articles of Incorporation dated April 6, 2005 are incorporated by reference to Post-Effective Amendment No. 24 filed on April 13, 2005.

2(a) Bylaws are incorporated by reference to Pre-Effective Amendment No. 1 filed on June 10, 1994.

2(b) Amended and Restated By-Laws dated as of July 1, 2003 are incorporated by reference to Post-Effective Amendment No. 24 filed on April 13, 2005.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

5 Not applicable.

6 (a) Management Agreement between Registrant on behalf of the Smith Barney International Equity Portfolio and SSBC Fund Management Inc., formerly Mutual Management Corp. (MMC) is incorporated by reference to Exhibit 5(d) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed on December 29, 1994.

6(b) Management Agreement between Registrant on behalf of the Smith Barney Money Market Portfolio and MMC is incorporated by reference to Exhibit 5(k) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994.

7 Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

8 Not applicable.

9 Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on February 28, 2002.

10 Not applicable.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13(a) Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

13(b) Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company and PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

14 Consents of Independent Registered Public Accounting Firm is filed herewith.

15 Not applicable.

16 Power of Attorney is incorporated by reference to Registrant’s registration statement on Form N-14 filed on April 26, 2005.

17 Form of Proxy Card is filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 2nd day of May, 2005.

TRAVELERS SERIES FUND INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ R. Jay Gerken R. Jay Gerken	Director, Chairman of the Board, President and Chief Executive Officer	May 2, 2005

/s/ James Giallanza James Giallanza	Treasurer and Chief Financial Officer	May 2, 2005

/s/ Robert A. Frankel* Robert A. Frankel	Director	May 2, 2005

/s/ Michael E. Gellert* Michael E. Gellert	Director	May 2, 2005

/s/ Rainer Greeven* Rainer Greeven	Director	May 2, 2005

/s/ Susan M. Heilbron* Susan M. Heilbron	Director	May 2, 2005

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated May 2, 2005.

Exhibit Index

11(a) Opinion and Consent of Willkie Farr & Gallagher LLP

11(b) Opinion and Consent of Venable LLP

12 Form of tax opinion of Willkie Farr & Gallagher LLP

14 Consents of Independent Registered Public Accounting Firm

17 Form of Proxy Card